UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 through June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2015

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholder,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S. equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. However, small cap growth stocks outperformed all other equity categories and growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell 2000 Index returned 6.49%, the Russell 2000 Growth Index returned 12.34% and the Russell 2000 Value Index returned 0.78%.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	13.06%
Russell 2000 Growth Index	12.34%

Net Assets as of 6/30/15 (In Thousands)	$509,796

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the technology and materials & processing sectors was a leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary sector, and to a lesser degree the financial services sector, was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Receptos Inc., 2u Inc. and Acadia Healthcare Co. Shares of Receptos, a biopharmaceutical company, strengthened on the back of positive clinical trial results for its bowel disorder drug candidate, as well as increased mergers and acquisitions activity in the pharmaceuticals industry. Shares of 2u Inc., a provider of so-called cloud-based software for online learning programs, rose on news of the company’s partnerships with Yale University, Google Inc. and Goldman Sachs Group Inc. Shares of Acadia Healthcare, an operator of facilities for psychiatric, residential treatment, group home and substance abuse programs, rose on a better-than-expected earnings forecast and its acquisition of CRC Health Group.

Leading individual detractors from relative performance included the Fund’s overweight positions in Oasis Petroleum Inc., Laredo Petroleum Holdings Inc. and Coupons.com Inc. Shares of Oasis Petroleum, an oil exploration and production company not held in the Benchmark, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company not held in the Benchmark, fell amid a decline in global oil prices. Shares of Coupons.com, a provider of digital discount coupons for consumer products, fell on lower-than-expected revenue and the company’s reduction in its revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Watsco, Inc.	1.7%
2.	Acuity Brands, Inc.	1.7
3.	Acadia Healthcare Co., Inc.	1.6
4.	Wayfair, Inc., Class A	1.6
5.	BofI Holding, Inc.	1.6
6.	2U, Inc.	1.6
7.	Trex Co., Inc.	1.6
8.	Men’s Wearhouse, Inc. (The)	1.5
9.	Lithia Motors, Inc., Class A	1.5
10.	Financial Engines, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	27.1%
Information Technology	26.1
Industrials	16.4
Consumer Discretionary	13.8
Financials	9.4
Energy	2.7
Consumer Staples	1.9
Telecommunication Services	1.4
Materials	1.0
Short-Term Investment	0.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
Without Sales Charge		13.06%	18.48%	8.73%
With Sales Charge*		7.13	17.22	8.15
CLASS C SHARES	January 7, 1998
Without CDSC		12.46	17.86	8.13
With CDSC**		11.46	17.86	8.13
SELECT CLASS SHARES	April 5, 1999	13.30	18.85	9.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.01%
Russell 2000 Index	6.49%

Net Assets as of 6/30/2015 (In Thousands)	$815,652

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the health care and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology and financial services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Skyworks Solutions Inc., Auspex Pharmaceuticals Inc. and Hawaiian Holdings Inc. Shares of Skyworks, a producer of radio frequency semiconductors that was not held in the Benchmark, rose on increased demand for its products from smartphone makers, particularly Apple Inc. Shares of Auspex Pharmaceuticals, a drug developer, rose on a $3.5 billion takeover by Teva Pharmaceuticals Industries Ltd. Shares of Hawaiian Holdings, owner/operator of Hawaiian Airlines, rose on strong revenue and profit growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Warren Resources Inc., Tower International Inc. and Unisys Corp. Shares of Warren Resources, an independent oil exploration and production company, fell amid weakness in global oil prices. Shares of Tower International, a supplier of components to auto makers, fell after the company lowered its forecast for revenue and cash flow. Shares of Unisys, an information technology outsourcing, systems management and consulting company, declined after the company posted a loss for the first quarter of 2015 amid declining services revenue.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	AVG Technologies N.V., (Netherlands)	1.2%
2.	Helen of Troy Ltd., (Bermuda)	1.1
3.	Barrett Business Services, Inc.	1.0
4.	Dynegy, Inc.	1.0
5.	Hawaiian Holdings, Inc.	0.9
6.	Science Applications International Corp.	0.9
7.	Office Depot, Inc.	0.9
8.	Greatbatch, Inc.	0.9
9.	Unisys Corp.	0.9
10.	Huntington Bancshares, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.7%
Information Technology	17.0
Industrials	15.4
Health Care	14.9
Consumer Discretionary	11.9
Energy	4.1
Consumer Staples	3.5
Materials	3.3
Utilities	3.1
Telecommunication Services	1.3
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	January 1, 1997	7.01%	18.80%	8.46%

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.49%
Russell 2000 Index	6.49%

Net Assets as of 6/30/2015 (In Thousands)	$3,393,838

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the consumer discretionary and financial services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position and security selection in the health care sector and its security selection in the producer durables sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Centene Corp., Freescale Semiconductor Ltd. and Jarden Corp. Shares of Centene, a provider of managed health care, rose on better-than-expected results. Shares of Freescale, a semiconductor maker, rose on its acquisition by NXP Semiconductors NV. Shares of Jarden, a diversified consumer products company, rose on better-than-expected results.

Leading individual detractors from relative performance included the Fund’s overweight positions in Tidewater Inc., Rovi Corp. and Oasis Petroleum Inc. Shares of Tidewater, a provider of vessels and support services to the offshore energy industry, declined amid weakness in global oil prices. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents. Shares of Oasis Petroleum, an oil exploration and production company, fell amid continued weakness in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	2.9%
2.	Jarden Corp.	2.6
3.	Spectrum Brands Holdings, Inc.	2.0
4.	Brinker International, Inc.	2.0
5.	Crown Holdings, Inc.	1.9
6.	Toro Co. (The)	1.9
7.	AptarGroup, Inc.	1.8
8.	Pool Corp.	1.8
9.	Silgan Holdings, Inc.	1.7
10.	Associated Banc-Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.2%
Consumer Discretionary	19.7
Industrials	17.2
Information Technology	12.3
Health Care	10.2
Materials	5.3
Consumer Staples	3.3
Energy	3.3
Utilities	2.7
Short-Term Investment	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
Without Sales Charge		7.49%	18.46%	11.49%
With Sales Charge*		1.85	17.18	10.89
CLASS C SHARES	February 19, 2005
Without CDSC		6.92	17.87	10.93
With CDSC**		5.92	17.87	10.93
CLASS R2 SHARES	November 3, 2008	7.23	18.16	11.30
CLASS R5 SHARES	May 15, 2006	8.03	19.05	12.05
SELECT CLASS SHARES	May 7, 1996	7.81	18.81	11.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	13.04%
Russell 2000 Growth Index	12.34%

Net Assets as of 6/30/2015 (In Thousands)	$1,245,069

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in in the technology and materials & processing sectors was a leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary sector and, to a lesser extent the financial services sector, was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Receptos Inc., 2u Inc. and Acadia Healthcare Co. Shares of Receptos, a biopharmaceutical company, strengthened on the back of positive clinical trial results for its bowel disorder drug candidate, as well as increased mergers and acquisitions activity in the pharmaceuticals industry. Shares of 2u Inc., a provider of so-called cloud-based software for online learning programs, rose on news of the company’s partnerships with Yale University, Google Inc. and Goldman Sachs Group Inc. Shares of Acadia Healthcare, an operator of facilities for psychiatric, residential treatment, group home and substance abuse programs, rose on a better-than-expected earnings forecast and its acquisition of CRC Health Group.

Leading individual detractors from relative performance included the Fund’s overweight positions in Oasis Petroleum Inc., Laredo Petroleum Holdings Inc. and Coupons.com Inc. Shares of Oasis Petroleum, an oil exploration and production company not held in the Benchmark, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company not held in the Benchmark, fell amid a decline in global oil prices. Shares of Coupons.com, a provider of digital discount coupons for consumer products, fell on lower-than-expected revenue and the company’s reduction in its revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Watsco, Inc.	1.7%
2.	Acuity Brands, Inc.	1.7
3.	Acadia Healthcare Co., Inc.	1.6
4.	Wayfair, Inc., Class A	1.6
5.	BofI Holding, Inc.	1.6
6.	2U, Inc.	1.6
7.	Trex Co., Inc.	1.6
8.	Men’s Wearhouse, Inc. (The)	1.5
9.	Lithia Motors, Inc., Class A	1.5
10.	Financial Engines, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	26.9%
Information Technology	26.1
Industrials	16.4
Consumer Discretionary	13.8
Financials	9.2
Energy	2.7
Consumer Staples	1.9
Telecommunication Services	1.4
Materials	1.0
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
Without Sales Charge		13.04%	18.75%	10.04%
With Sales Charge*		7.13	17.48	9.46
CLASS C SHARES	November 4, 1997
Without CDSC		12.47	18.15	9.43
With CDSC**		11.47	18.15	9.43
CLASS R2 SHARES	November 3, 2008	12.74	18.44	9.77
CLASS R6 SHARES	November 30, 2010	13.55	19.31	10.52
INSTITUTIONAL CLASS SHARES	February 19, 2005	13.47	19.21	10.47
SELECT CLASS SHARES	March 26, 1996	13.29	19.05	10.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.31%
Russell 2000 Value Index	0.78%

Net Assets as of 6/30/2015 (In Thousands)	$1,870,743

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the industrial cyclical and pharmaceutical sectors was a leading contributor to performance relative to the Benchmark, while security selection in the finance and retail sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Spansion Inc., Western Refining Inc. and Auspex Pharmaceuticals Inc. Shares of Spansion, a provider of flash memory technology that was not held in the Benchmark, rose ahead of its $5 billion acquisition by Cypress Semiconductor Corp. Shares of Western Refining, a crude oil refining and marketing company not held in the Benchmark, rose on better-than-expected earnings and revenue. Shares of Auspex Pharmaceuticals, a drug developer, rose ahead of its $3.5 billion takeover by Teva Pharmaceuticals Industries Ltd.

Leading individual detractors from relative performance included the Fund’s overweight positions in Iconix Brand Group Inc., Hhgregg Inc. and Cloud Peak Energy Inc. Shares of Iconix Brand, an owner/manager of branded apparel and entertainment, fell after the company posted weaker- than-expected quarterly results. Shares of Hhgregg, a home appliance retail chain, declined on a wider-than-expected quarterly loss on lower sales. Shares of Cloud Peak, a coal company, fell on weaker demand for coal.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cooper Tire & Rubber Co.	1.1%
2.	AAR Corp.	1.1
3.	Children’s Place, Inc. (The)	1.1
4.	CNO Financial Group, Inc.	1.0
5.	REX American Resources Corp.	1.0
6.	FTI Consulting, Inc.	1.0
7.	CYS Investments, Inc.	0.9
8.	CoreSite Realty Corp.	0.9
9.	Universal Corp.	0.9
10.	DCT Industrial Trust, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	38.6%
Industrials	13.3
Information Technology	10.8
Consumer Discretionary	9.6
Energy	6.1
Utilities	6.1
Health Care	5.2
Materials	3.9
Consumer Staples	2.4
Telecommunication Services	0.9
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
Without Sales Charge		1.04%	15.51%	7.61%
With Sales Charge*		(4.26)	14.27	7.02
CLASS C SHARES	March 22, 1999
Without CDSC		0.47	14.82	6.96
With CDSC**		(0.53)	14.82	6.96
CLASS R2 SHARES	November 3, 2008	0.77	15.22	7.33
CLASS R5 SHARES	May 15, 2006	1.39	15.90	7.97
CLASS R6 SHARES	February 22, 2005	1.49	15.98	8.03
SELECT CLASS SHARES	January 27, 1995	1.31	15.81	7.88

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	8.49%
Russell 2000 Index	6.49%

Net Assets as of 6/30/2015 (In Thousands)	$971,548

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the pharmaceuticals sector and security selection in the industrial cyclical sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in both the health services & systems and finance sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s positions in Puma Biotechnology Inc., Centene Corp. and Taser International Inc. Shares of Puma Biotechnology, a development stage biopharmaceutical company, rose on positive clinical results for its breast cancer drug candidate. Shares of Centene, a managed health care provider that was not held in the Benchmark, rose on better-than-expected results. Shares of Taser International, maker of Taser brand electronic weapons that was not held in the Benchmark, rose on continued demand for its products.

Leading individual detractors from relative performance included the Fund’s overweight positions in Hhgregg Inc., PhotoMedex Inc. and Iconix Brand Group Inc. Shares of Hhgregg, a home appliance retail chain, declined on a wider-than-expected quarterly loss on lower sales. Shares of PhotoMedex, a provider of skin care products, fell amid weak sales and its $106 million acquisition of LCA-Vision Inc. Shares of Iconix Brand, an owner/manager of branded apparel and entertainment, fell after the company posted weaker- than-expected quarterly results.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Aspen Technology, Inc.	1.5%
2.	Children’s Place, Inc. (The)	1.3
3.	Outerwall, Inc.	1.3
4.	REX American Resources Corp.	1.2
5.	AVG Technologies N.V., (Netherlands)	1.2
6.	Isle of Capri Casinos, Inc.	1.1
7.	Westamerica Bancorporation	1.1
8.	InterDigital, Inc.	1.1
9.	AAR Corp.	1.1
10.	CoreSite Realty Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.0%
Information Technology	17.8
Health Care	17.2
Consumer Discretionary	14.3
Industrials	11.9
Energy	4.4
Utilities	3.3
Materials	3.2
Consumer Staples	2.5
Telecommunication Services	1.0
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
Without Sales Charge		7.98%	18.33%	8.71%
With Sales Charge*		2.31	17.06	8.13
CLASS C SHARES	November 1, 2007
Without CDSC		7.40	17.75	8.30
With CDSC**		6.40	17.75	8.30
CLASS R2 SHARES	November 1, 2011	7.66	18.13	8.62
CLASS R6 SHARES	November 1, 2011	8.54	18.93	9.16
INSTITUTIONAL CLASS SHARES	November 4, 1993	8.49	18.86	9.13
SELECT CLASS SHARES	September 10, 2001	8.25	18.64	8.94

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performances of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
	Consumer Discretionary — 13.7%
	Distributors — 1.4%
102	Pool Corp. (m)	7,178

	Diversified Consumer Services — 1.5%
246	2U, Inc. (a)	7,918

	Hotels, Restaurants & Leisure — 1.1%
165	Boyd Gaming Corp. (a) (m)	2,472
27	Vail Resorts, Inc.	2,918

		5,390

	Household Durables — 0.5%
170	TRI Pointe Homes, Inc. (a)	2,602

	Internet & Catalog Retail — 2.0%
68	HomeAway, Inc. (a)	2,108
214	Wayfair, Inc., Class A (a)	8,070

		10,178

	Multiline Retail — 0.3%
155	Tuesday Morning Corp. (a)	1,745

	Specialty Retail — 5.1%
202	Container Store Group, Inc. (The) (a)	3,405
66	Lithia Motors, Inc., Class A	7,478
121	Men’s Wearhouse, Inc. (The)	7,779
76	Penske Automotive Group, Inc. (m)	3,967
86	Vitamin Shoppe, Inc. (a)	3,191

		25,820

	Textiles, Apparel & Luxury Goods — 1.8%
145	Kate Spade & Co. (a) (m)	3,113
210	Wolverine World Wide, Inc.	5,973

		9,086

	Total Consumer Discretionary	69,917

	Consumer Staples — 1.9%
	Food Products — 1.9%
150	Diamond Foods, Inc. (a)	4,713
276	Freshpet, Inc. (a)	5,134

	Total Consumer Staples	9,847

	Energy — 2.6%
	Energy Equipment & Services — 1.3%
48	Dril-Quip, Inc. (a)	3,598
140	Forum Energy Technologies, Inc. (a)	2,847

		6,445

	Oil, Gas & Consumable Fuels — 1.3%
114	Delek U.S. Holdings, Inc.	4,200

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
218	Laredo Petroleum, Inc. (a)	2,742

		6,942

	Total Energy	13,387

	Financials — 9.3%
	Banks — 2.8%
109	PrivateBancorp, Inc.	4,329
30	Signature Bank (a)	4,353
86	Texas Capital Bancshares, Inc. (a)	5,343

		14,025

	Capital Markets — 2.4%
33	Evercore Partners, Inc., Class A	1,782
175	Financial Engines, Inc.	7,423
337	PennantPark Investment Corp.	2,956

		12,161

	Insurance — 0.8%
65	AmTrust Financial Services, Inc.	4,272

	Real Estate Investment Trusts (REITs) — 0.8%
37	EastGroup Properties, Inc. (m)	2,060
56	Highwoods Properties, Inc. (m)	2,242

		4,302

	Real Estate Management & Development — 0.9%
125	RE/MAX Holdings, Inc., Class A	4,438

	Thrifts & Mortgage Finance — 1.6%
76	BofI Holding, Inc. (a)	8,052

	Total Financials	47,250

	Health Care — 26.8%
	Biotechnology — 12.0%
103	ACADIA Pharmaceuticals, Inc. (a)	4,323
73	Acceleron Pharma, Inc. (a)	2,323
214	Arrowhead Research Corp. (a)	1,532
48	Avalanche Biotechnologies, Inc. (a)	780
51	Axovant Sciences Ltd., (Bermuda) (a)	1,044
68	Bellicum Pharmaceuticals, Inc. (a)	1,451
81	Chimerix, Inc. (a)	3,735
137	Coherus Biosciences, Inc. (a)	3,965
95	Exact Sciences Corp. (a)	2,817
105	FibroGen, Inc. (a)	2,464
185	Halozyme Therapeutics, Inc. (a)	4,168
182	Ignyta, Inc. (a)	2,751
195	Insmed, Inc. (a)	4,763
49	Intrexon Corp. (a)	2,370
104	Invitae Corp. (a)	1,545

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
198	Keryx Biopharmaceuticals, Inc. (a)	1,975
61	Kite Pharma, Inc. (a)	3,725
98	Portola Pharmaceuticals, Inc. (a)	4,477
19	Puma Biotechnology, Inc. (a)	2,200
17	Receptos, Inc. (a)	3,188
56	Sage Therapeutics, Inc. (a)	4,095
90	Versartis, Inc. (a)	1,377

		61,068

	Health Care Equipment & Supplies — 5.6%
400	GenMark Diagnostics, Inc. (a)	3,627
153	Insulet Corp. (a)	4,755
184	K2M Group Holdings, Inc. (a)	4,409
61	Nevro Corp. (a)	3,303
455	Novadaq Technologies, Inc., (Canada) (a)	5,509
346	Syneron Medical Ltd., (Israel) (a)	3,676
1,581	Unilife Corp. (a)	3,398

		28,677

	Health Care Providers & Services — 3.9%
104	Acadia Healthcare Co., Inc. (a)	8,142
130	Surgical Care Affiliates, Inc. (a)	5,005
23	Teladoc, Inc. (a)	435
78	WellCare Health Plans, Inc. (a)	6,635

		20,217

	Health Care Technology — 1.9%
142	Evolent Health, Inc., Class A (a)	2,763
241	Veeva Systems, Inc., Class A (a)	6,759

		9,522

	Life Sciences Tools & Services — 0.8%
173	Fluidigm Corp. (a)	4,188

	Pharmaceuticals — 2.6%
145	Horizon Pharma plc, (Ireland) (a)	5,031
171	Nektar Therapeutics (a)	2,139
92	Revance Therapeutics, Inc. (a)	2,949
125	Sagent Pharmaceuticals, Inc. (a)	3,031

		13,150

	Total Health Care	136,822

	Industrials — 16.3%
	Aerospace & Defense — 1.5%
54	HEICO Corp. (m)	3,138
90	Hexcel Corp. (m)	4,493

		7,631

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.6%
71	XPO Logistics, Inc. (a)	3,203

	Airlines — 0.6%
51	Spirit Airlines, Inc. (a)	3,181

	Building Products — 5.6%
133	Advanced Drainage Systems, Inc.	3,908
72	Caesarstone Sdot-Yam Ltd., (Israel)	4,924
54	Fortune Brands Home & Security, Inc.	2,489
45	Lennox International, Inc.	4,796
61	Masonite International Corp. (a)	4,308
159	Trex Co., Inc. (a)	7,847

		28,272

	Electrical Equipment — 1.7%
47	Acuity Brands, Inc.	8,545

	Industrial Conglomerates — 1.1%
57	Carlisle Cos., Inc. (m)	5,676

	Machinery — 2.0%
51	Graco, Inc. (m)	3,594
58	Middleby Corp. (The) (a)	6,521

		10,115

	Road & Rail — 0.7%
52	Old Dominion Freight Line, Inc. (a)	3,586

	Trading Companies & Distributors — 2.5%
154	Rush Enterprises, Inc., Class A (a)	4,025
71	Watsco, Inc. (m)	8,800

		12,825

	Total Industrials	83,034

	Information Technology — 25.9%
	Communications Equipment — 1.5%
224	Ciena Corp. (a) (m)	5,307
247	Ruckus Wireless, Inc. (a)	2,553

		7,860

	Electronic Equipment, Instruments & Components — 0.5%
72	Fitbit, Inc., Class A (a)	2,757

	Internet Software & Services — 8.6%
118	Cornerstone OnDemand, Inc. (a)	4,106
34	CoStar Group, Inc. (a)	6,879
42	Dealertrack Technologies, Inc. (a)	2,610
87	Demandware, Inc. (a)	6,217
129	Envestnet, Inc. (a)	5,232
149	GoDaddy, Inc., Class A (a)	4,189
136	GrubHub, Inc. (a)	4,633
125	Marketo, Inc. (a)	3,516

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
169	RetailMeNot, Inc. (a)	3,011
100	Shopify, Inc., (Canada), Class A (a)	3,392

		43,785

	Semiconductors & Semiconductor Equipment — 5.3%
70	Cavium, Inc. (a)	4,803
232	Inphi Corp. (a)	5,300
175	M/A-COM Technology Solutions Holdings, Inc. (a)	6,703
106	MKS Instruments, Inc.	4,038
122	Monolithic Power Systems, Inc.	6,204

		27,048

	Software — 8.9%
119	Barracuda Networks, Inc. (a)	4,724
73	CommVault Systems, Inc. (a)	3,092
113	Fleetmatics Group plc, (Ireland) (a)	5,297
92	Fortinet, Inc. (a)	3,799
127	Guidewire Software, Inc. (a)	6,723
61	HubSpot, Inc. (a)	3,022
93	Imperva, Inc. (a)	6,300
100	Proofpoint, Inc. (a)	6,337
30	Tableau Software, Inc., Class A (a)	3,449
108	Zendesk, Inc. (a)	2,406

		45,149

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 1.1%
193	Nimble Storage, Inc. (a)	5,420

	Total Information Technology	132,019

	Materials — 1.0%
	Construction Materials — 1.0%
66	Eagle Materials, Inc.	5,056

	Telecommunication Services — 1.4%
	Wireless Telecommunication Services — 1.4%
311	Boingo Wireless, Inc. (a)	2,568
252	RingCentral, Inc., Class A (a)	4,666

	Total Telecommunication Services	7,234

	Total Common Stocks (Cost $347,622)	504,566

Short-Term Investment — 0.2%
	Investment Company — 0.2%
831	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $831)	831

	Total Investments — 99.1% (Cost $348,453)	505,397
	Other Assets in Excess of Liabilities — 0.9%	4,399

	NET ASSETS — 100.0%	$509,796

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Consumer Discretionary — 11.7%
	Auto Components — 1.4%
193	Cooper Tire & Rubber Co.	6,539
52	Stoneridge, Inc. (a)	610
179	Tower International, Inc. (a)	4,661

		11,810

	Distributors — 0.1%
11	Core-Mark Holding Co., Inc.	628
8	VOXX International Corp. (a)	69

		697

	Diversified Consumer Services — 0.5%
9	Capella Education Co.	467
100	K12, Inc. (a)	1,265
118	LifeLock, Inc. (a)	1,937

		3,669

	Hotels, Restaurants & Leisure — 1.6%
72	Bloomin’ Brands, Inc.	1,527
5	Bojangles’, Inc. (a)	117
15	Dave & Buster’s Entertainment, Inc. (a)	527
7	Fogo De Chao, Inc. (a)	165
88	Isle of Capri Casinos, Inc. (a)	1,597
56	Jack in the Box, Inc.	4,972
191	Ruth’s Hospitality Group, Inc.	3,085
34	Sonic Corp.	965
14	Wingstop, Inc. (a)	383

		13,338

	Household Durables — 1.8%
88	Helen of Troy Ltd., (Bermuda) (a)	8,569
23	Jarden Corp. (a)	1,188
64	KB Home	1,056
13	Libbey, Inc.	533
19	Lifetime Brands, Inc.	286
9	NACCO Industries, Inc., Class A	547
122	Skullcandy, Inc. (a)	932
24	Universal Electronics, Inc. (a)	1,191

		14,302

	Leisure Products — 0.2%
63	Nautilus, Inc. (a)	1,353

	Media — 1.6%
268	E.W. Scripps Co. (The), Class A	6,121
32	Entercom Communications Corp., Class A (a)	360
129	Gray Television, Inc. (a)	2,023
22	Journal Media Group, Inc.	183

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
11	Live Nation Entertainment, Inc. (a)	313
43	Nexstar Broadcasting Group, Inc., Class A	2,391
74	Sinclair Broadcast Group, Inc., Class A	2,051

		13,442

	Specialty Retail — 4.0%
69	Barnes & Noble, Inc. (a)	1,791
99	Caleres, Inc.	3,149
64	Cato Corp. (The), Class A	2,481
83	Children’s Place, Inc. (The)	5,442
43	Citi Trends, Inc. (a)	1,036
192	Express, Inc. (a)	3,468
51	Lithia Motors, Inc., Class A	5,726
854	Office Depot, Inc. (a)	7,398
13	Outerwall, Inc.	959
20	Party City Holdco, Inc. (a)	395
93	Tilly’s, Inc., Class A (a)	895

		32,740

	Textiles, Apparel & Luxury Goods — 0.5%
55	G-III Apparel Group Ltd. (a)	3,848

	Total Consumer Discretionary	95,199

	Consumer Staples — 3.5%
	Food & Staples Retailing — 2.0%
47	Andersons, Inc. (The)	1,829
677	Rite Aid Corp. (a)	5,655
71	Smart & Final Stores, Inc. (a)	1,260
179	SpartanNash Co.	5,813
182	SUPERVALU, Inc. (a)	1,468
15	Village Super Market, Inc., Class A	459

		16,484

	Food Products — 1.0%
118	Dean Foods Co.	1,908
131	Pilgrim’s Pride Corp.	3,005
49	Pinnacle Foods, Inc.	2,227
16	Sanderson Farms, Inc.	1,180

		8,320

	Personal Products — 0.5%
26	Revlon, Inc., Class A (a)	943
20	USANA Health Sciences, Inc. (a)	2,747

		3,690

	Total Consumer Staples	28,494

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy — 4.0%
	Energy Equipment & Services — 1.2%
101	Atwood Oceanics, Inc.	2,673
298	Helix Energy Solutions Group, Inc. (a)	3,761
21	Independence Contract Drilling, Inc. (a)	183
64	Matrix Service Co. (a)	1,166
31	PHI, Inc. (a)	931
15	Pioneer Energy Services Corp. (a)	97
61	Superior Energy Services, Inc.	1,287

		10,098

	Oil, Gas & Consumable Fuels — 2.8%
184	Abraxas Petroleum Corp. (a)	543
69	Callon Petroleum Co. (a)	570
66	Carrizo Oil & Gas, Inc. (a)	3,235
60	Delek U.S. Holdings, Inc.	2,217
28	Energy XXI Ltd.	73
147	Green Plains, Inc.	4,058
44	Jones Energy, Inc., Class A (a)	402
206	Pacific Ethanol, Inc. (a)	2,123
187	Renewable Energy Group, Inc. (a)	2,162
6	REX American Resources Corp. (a)	356
86	Stone Energy Corp. (a)	1,079
47	TransAtlantic Petroleum Ltd. (a)	239
636	Triangle Petroleum Corp. (a)	3,194
145	Warren Resources, Inc. (a)	66
47	Western Refining, Inc.	2,068
14	World Fuel Services Corp.	671

		23,056

	Total Energy	33,154

	Financials — 22.3%
	Banks — 8.1%
71	Banc of California, Inc.	982
64	BBCN Bancorp, Inc.	941
15	BNC Bancorp	280
37	Cathay General Bancorp	1,214
8	Community Trust Bancorp, Inc.	286
8	ConnectOne Bancorp, Inc.	164
88	Customers Bancorp, Inc. (a)	2,359
145	East West Bancorp, Inc.	6,507
84	Fidelity Southern Corp.	1,466
23	Financial Institutions, Inc.	566
292	First BanCorp, (Puerto Rico) (a)	1,409
11	First Business Financial Services, Inc.	525
108	First Commonwealth Financial Corp.	1,036
28	First Community Bancshares, Inc.	501

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
24	First Financial Bancorp	434
21	First Merchants Corp.	521
44	First NBC Bank Holding Co. (a)	1,566
161	FirstMerit Corp.	3,364
157	Hanmi Financial Corp.	3,902
64	Hilltop Holdings, Inc. (a)	1,539
626	Huntington Bancshares, Inc.	7,084
5	IBERIABANK Corp.	362
20	MainSource Financial Group, Inc.	437
4	National Bankshares, Inc.	129
14	NBT Bancorp, Inc.	377
116	PacWest Bancorp	5,415
46	Pinnacle Financial Partners, Inc.	2,517
188	Popular, Inc., (Puerto Rico) (a)	5,434
50	Preferred Bank	1,487
24	PrivateBancorp, Inc.	944
7	Prosperity Bancshares, Inc.	416
27	Sierra Bancorp	462
65	Southwest Bancorp, Inc.	1,215
6	State Bank Financial Corp.	135
10	Stonegate Bank	300
65	Susquehanna Bancshares, Inc.	922
7	SVB Financial Group (a)	1,022
77	TriCo Bancshares	1,854
71	TriState Capital Holdings, Inc. (a)	911
29	Triumph Bancorp, Inc. (a)	376
13	WesBanco, Inc.	432
20	West Bancorporation, Inc.	401
309	Wilshire Bancorp, Inc.	3,904
9	Yadkin Financial Corp. (a)	193

		66,291

	Capital Markets — 1.3%
16	Arlington Asset Investment Corp., Class A	319
311	BGC Partners, Inc., Class A	2,720
107	Cowen Group, Inc., Class A (a)	686
15	Evercore Partners, Inc., Class A	809
7	INTL. FCStone, Inc. (a)	223
97	Investment Technology Group, Inc.	2,406
5	Oppenheimer Holdings, Inc., Class A	139
19	Piper Jaffray Cos. (a)	833
22	Stifel Financial Corp. (a)	1,259
16	Virtu Financial, Inc., Class A (a)	376
49	WisdomTree Investments, Inc.	1,065

		10,835

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — 0.8%
82	Cash America International, Inc.	2,145
45	Encore Capital Group, Inc. (a)	1,936
75	Enova International, Inc. (a)	1,396
16	Nelnet, Inc., Class A	689

		6,166

	Diversified Financial Services — 0.1%
8	MarketAxess Holdings, Inc.	761

	Insurance — 2.6%
189	American Equity Investment Life Holding Co.	5,097
35	Aspen Insurance Holdings Ltd., (Bermuda)	1,672
53	Atlas Financial Holdings, Inc. (a)	1,057
238	CNO Financial Group, Inc.	4,369
12	Crawford & Co., Class B	104
29	HCI Group, Inc.	1,295
8	Horace Mann Educators Corp.	302
132	Maiden Holdings Ltd., (Bermuda)	2,081
17	National General Holdings Corp.	346
17	Selective Insurance Group, Inc.	482
56	Stewart Information Services Corp.	2,241
39	Symetra Financial Corp.	950
19	United Fire Group, Inc.	622
6	Validus Holdings Ltd., (Bermuda)	254

		20,872

	Real Estate Investment Trusts (REITs) — 8.0%
5	Agree Realty Corp. (m)	140
56	American Assets Trust, Inc. (m)	2,184
21	American Campus Communities, Inc. (m)	795
429	Anworth Mortgage Asset Corp. (m)	2,116
46	Armada Hoffler Properties, Inc.	459
57	Ashford Hospitality Prime, Inc.	859
471	Ashford Hospitality Trust, Inc. (m)	3,985
93	Bluerock Residential Growth REIT, Inc.	1,179
331	Capstead Mortgage Corp. (m)	3,669
136	Chambers Street Properties	1,080
43	Chatham Lodging Trust (m)	1,133
37	Chesapeake Lodging Trust (m)	1,134
56	CoreSite Realty Corp. (m)	2,522
108	Cousins Properties, Inc. (m)	1,124
35	DCT Industrial Trust, Inc. (m)	1,091
46	DDR Corp. (m)	703
77	DiamondRock Hospitality Co. (m)	988
37	Education Realty Trust, Inc. (m)	1,175
217	First Industrial Realty Trust, Inc. (m)	4,055
15	Franklin Street Properties Corp. (m)	172

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
95	GEO Group, Inc. (The)	3,245
25	Government Properties Income Trust (m)	471
7	Home Properties, Inc. (m)	541
28	Hudson Pacific Properties, Inc. (m)	783
30	LaSalle Hotel Properties (m)	1,050
19	LTC Properties, Inc. (m)	786
6	Mid-America Apartment Communities, Inc. (m)	418
16	Parkway Properties, Inc. (m)	270
37	Pebblebrook Hotel Trust (m)	1,595
29	Pennsylvania Real Estate Investment Trust (m)	610
88	PennyMac Mortgage Investment Trust (m)	1,530
102	Potlatch Corp. (m)	3,596
19	PS Business Parks, Inc. (m)	1,400
78	RAIT Financial Trust (m)	477
14	Ramco-Gershenson Properties Trust (m)	224
97	Redwood Trust, Inc. (m)	1,515
184	Retail Opportunity Investments Corp. (m)	2,874
100	RLJ Lodging Trust (m)	2,981
43	Silver Bay Realty Trust Corp.	692
149	Strategic Hotels & Resorts, Inc. (a) (m)	1,801
353	Summit Hotel Properties, Inc. (m)	4,598
7	Sun Communities, Inc. (m)	420
172	Sunstone Hotel Investors, Inc. (m)	2,589
28	UMH Properties, Inc. (m)	277
8	WP GLIMCHER, Inc.	109

		65,415

	Real Estate Management & Development — 0.2%
41	Alexander & Baldwin, Inc.	1,619

	Thrifts & Mortgage Finance — 1.2%
11	BofI Holding, Inc. (a)	1,195
95	Flagstar Bancorp, Inc. (a)	1,761
193	HomeStreet, Inc. (a)	4,413
12	Meta Financial Group, Inc.	494
41	PennyMac Financial Services, Inc., Class A (a)	737
41	Walker & Dunlop, Inc. (a)	1,083
9	Washington Federal, Inc.	201

		9,884

	Total Financials	181,843

	Health Care — 14.7%
	Biotechnology — 6.5%
16	Acceleron Pharma, Inc. (a)	491
213	Achillion Pharmaceuticals, Inc. (a)	1,888
60	Acorda Therapeutics, Inc. (a)	2,010
3	Adamas Pharmaceuticals, Inc. (a)	87

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
33	Aduro Biotech, Inc. (a)	986
2	Agios Pharmaceuticals, Inc. (a)	189
61	Applied Genetic Technologies Corp. (a)	940
135	ARIAD Pharmaceuticals, Inc. (a)	1,112
35	Atara Biotherapeutics, Inc. (a)	1,841
54	aTyr Pharma, Inc. (a)	996
6	Avalanche Biotechnologies, Inc. (a)	89
37	Axovant Sciences Ltd., (Bermuda) (a)	750
55	Bellicum Pharmaceuticals, Inc. (a)	1,164
140	BioCryst Pharmaceuticals, Inc. (a)	2,093
25	Bluebird Bio, Inc. (a)	4,277
19	Blueprint Medicines Corp. (a)	501
24	Cara Therapeutics, Inc. (a)	292
111	Celldex Therapeutics, Inc. (a)	2,789
16	Clovis Oncology, Inc. (a)	1,441
56	Coherus Biosciences, Inc. (a)	1,621
29	Dicerna Pharmaceuticals, Inc. (a)	410
21	FibroGen, Inc. (a)	491
10	Ignyta, Inc. (a)	146
11	Immune Design Corp. (a)	219
168	Infinity Pharmaceuticals, Inc. (a)	1,835
55	Insmed, Inc. (a)	1,331
1	Intercept Pharmaceuticals, Inc. (a)	338
76	Invitae Corp. (a)	1,130
15	Isis Pharmaceuticals, Inc. (a)	886
4	Karyopharm Therapeutics, Inc. (a)	106
47	Kite Pharma, Inc. (a)	2,890
39	MacroGenics, Inc. (a)	1,477
84	Nivalis Therapeutics, Inc. (a)	1,277
285	Oncothyreon, Inc. (a)	1,066
4	Ophthotech Corp. (a)	208
20	Puma Biotechnology, Inc. (a)	2,370
17	Receptos, Inc. (a)	3,307
4	Sage Therapeutics, Inc. (a)	270
7	Seres Therapeutics, Inc. (a)	299
226	Threshold Pharmaceuticals, Inc. (a)	912
40	Tokai Pharmaceuticals, Inc. (a)	527
24	Ultragenyx Pharmaceutical, Inc. (a)	2,478
120	Vitae Pharmaceuticals, Inc. (a)	1,722
63	Xencor, Inc. (a)	1,389
9	Zafgen, Inc. (a)	301

		52,942

	Health Care Equipment & Supplies — 2.7%
418	Antares Pharma, Inc. (a)	869
102	Cynosure, Inc., Class A (a)	3,920

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
3	Glaukos Corp. (a)	87
133	Greatbatch, Inc. (a)	7,155
16	ICU Medical, Inc. (a)	1,483
76	Inogen, Inc. (a)	3,385
65	Insulet Corp. (a)	2,024
56	NuVasive, Inc. (a)	2,635

		21,558

	Health Care Providers & Services — 3.3%
64	Amsurg Corp. (a)	4,500
120	BioTelemetry, Inc. (a)	1,131
107	Civitas Solutions, Inc. (a)	2,278
346	Cross Country Healthcare, Inc. (a)	4,383
99	Kindred Healthcare, Inc.	2,003
91	Molina Healthcare, Inc. (a)	6,362
48	Owens & Minor, Inc.	1,625
69	Surgical Care Affiliates, Inc. (a)	2,660
25	Teladoc, Inc. (a)	475
22	WellCare Health Plans, Inc. (a)	1,849

		27,266

	Health Care Technology — 0.4%
32	Evolent Health, Inc., Class A (a)	628
498	Merge Healthcare, Inc. (a)	2,390

		3,018

	Life Sciences Tools & Services — 0.8%
147	Cambrex Corp. (a)	6,459

	Pharmaceuticals — 1.0%
53	Amphastar Pharmaceuticals, Inc. (a)	928
38	Flex Pharma, Inc. (a)	652
25	Lannett Co., Inc. (a)	1,492
56	Medicines Co. (The) (a)	1,608
34	Pacira Pharmaceuticals, Inc. (a)	2,419
27	Revance Therapeutics, Inc. (a)	870
5	ZS Pharma, Inc. (a)	272

		8,241

	Total Health Care	119,484

	Industrials — 15.1%
	Aerospace & Defense — 1.0%
77	AAR Corp.	2,444
82	Cubic Corp.	3,878
6	Curtiss-Wright Corp.	456

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Aerospace & Defense — continued
61	Engility Holdings, Inc.	1,525

		8,303

	Air Freight & Logistics — 0.5%
54	Atlas Air Worldwide Holdings, Inc. (a)	2,946
18	Park-Ohio Holdings Corp.	858

		3,804

	Airlines — 1.4%
65	Alaska Air Group, Inc.	4,175
316	Hawaiian Holdings, Inc. (a)	7,513

		11,688

	Building Products — 0.8%
103	American Woodmark Corp. (a)	5,661
44	Gibraltar Industries, Inc. (a)	894

		6,555

	Commercial Services & Supplies — 3.6%
159	ABM Industries, Inc.	5,236
678	ACCO Brands Corp. (a)	5,264
79	ARC Document Solutions, Inc. (a)	602
12	CECO Environmental Corp.	134
242	Cenveo, Inc. (a)	513
98	Deluxe Corp.	6,051
19	Essendant, Inc.	762
12	Herman Miller, Inc.	356
71	Kimball International, Inc., Class B	862
37	Matthews International Corp., Class A	1,982
104	Quad/Graphics, Inc.	1,921
139	Steelcase, Inc., Class A	2,636
3	UniFirst Corp.	291
18	Viad Corp.	488
73	West Corp.	2,182

		29,280

	Construction & Engineering — 0.9%
70	Argan, Inc.	2,827
68	EMCOR Group, Inc.	3,258
61	Tutor Perini Corp. (a)	1,315

		7,400

	Electrical Equipment — 1.0%
34	EnerSys	2,397
260	General Cable Corp.	5,126
16	Regal Beloit Corp.	1,147

		8,670

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.4%
27	Barnes Group, Inc.	1,068
23	Columbus McKinnon Corp.	573
74	Federal Signal Corp.	1,105
192	Global Brass & Copper Holdings, Inc.	3,257
24	Greenbrier Cos., Inc. (The)	1,143
10	Hurco Cos., Inc.	336
18	Hyster-Yale Materials Handling, Inc.	1,268
35	Kadant, Inc.	1,647
492	Meritor, Inc. (a)	6,459
5	Standex International Corp.	368
45	TriMas Corp. (a)	1,344
87	Wabash National Corp. (a)	1,088

		19,656

	Marine — 0.6%
111	Matson, Inc.	4,666

	Professional Services — 1.9%
219	Barrett Business Services, Inc.	7,958
22	CRA International, Inc. (a)	613
17	Heidrick & Struggles International, Inc.	435
93	Insperity, Inc.	4,729
9	Kelly Services, Inc., Class A	140
37	RPX Corp. (a)	618
11	TrueBlue, Inc. (a)	341
11	VSE Corp.	583

		15,417

	Road & Rail — 0.8%
3	AMERCO	883
120	ArcBest Corp.	3,829
11	Quality Distribution, Inc. (a)	162
55	Swift Transportation Co. (a)	1,256
12	Universal Truckload Services, Inc.	268

		6,398

	Trading Companies & Distributors — 0.2%
59	Univar, Inc. (a)	1,533

	Total Industrials	123,370

	Information Technology — 16.7%
	Communications Equipment — 0.6%
172	Aerohive Networks, Inc. (a)	1,198
75	Alliance Fiber Optic Products, Inc.	1,389
43	ARRIS Group, Inc. (a)	1,328
130	Extreme Networks, Inc. (a)	350
84	Polycom, Inc. (a)	959

		5,224

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electronic Equipment, Instruments & Components — 3.0%
160	Benchmark Electronics, Inc. (a)	3,474
35	Fabrinet, (Thailand) (a)	659
81	Fitbit, Inc., Class A (a)	3,112
205	Insight Enterprises, Inc. (a)	6,140
141	Kimball Electronics, Inc. (a)	2,052
12	Littelfuse, Inc.	1,129
39	Methode Electronics, Inc.	1,082
53	Newport Corp. (a)	1,003
301	Sanmina Corp. (a)	6,062

		24,713

	Internet Software & Services — 2.3%
83	Apigee Corp. (a)	819
29	Appfolio, Inc., Class A (a)	406
200	Blucora, Inc. (a)	3,230
117	Carbonite, Inc. (a)	1,384
87	Cornerstone OnDemand, Inc. (a)	3,031
287	Five9, Inc. (a)	1,499
15	Q2 Holdings, Inc. (a)	415
105	WebMD Health Corp. (a)	4,642
124	Xactly Corp. (a)	1,062
46	Yelp, Inc. (a)	1,984

		18,472

	IT Services — 2.8%
23	CACI International, Inc., Class A (a)	1,828
11	EVERTEC, Inc., (Puerto Rico)	240
429	Global Cash Access Holdings, Inc. (a)	3,319
32	Heartland Payment Systems, Inc.	1,751
141	Science Applications International Corp.	7,447
33	Sykes Enterprises, Inc. (a)	798
355	Unisys Corp. (a)	7,098

		22,481

	Semiconductors & Semiconductor Equipment — 3.7%
41	Advanced Energy Industries, Inc. (a)	1,138
36	Alpha & Omega Semiconductor Ltd. (a)	317
116	Amkor Technology, Inc. (a)	696
33	Brooks Automation, Inc.	372
461	Cypress Semiconductor Corp. (a)	5,417
68	First Solar, Inc. (a)	3,185
71	Integrated Silicon Solution, Inc.	1,576
58	IXYS Corp.	881
58	Lattice Semiconductor Corp. (a)	343
21	Nanometrics, Inc. (a)	345
77	OmniVision Technologies, Inc. (a)	2,025
52	Pericom Semiconductor Corp.	685

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
20	Qorvo, Inc. (a)	1,598
101	SunEdison, Inc. (a)	3,030
35	Synaptics, Inc. (a)	3,001
395	Ultra Clean Holdings, Inc. (a)	2,458
369	Xcerra Corp. (a)	2,796

		29,863

	Software — 4.3%
8	Aspen Technology, Inc. (a)	374
341	AVG Technologies N.V., (Netherlands) (a)	9,281
23	Fair Isaac Corp.	2,052
8	Manhattan Associates, Inc. (a)	459
36	Model N, Inc. (a)	426
175	Pegasystems, Inc.	3,997
74	Progress Software Corp. (a)	2,043
42	PTC, Inc. (a)	1,727
93	Qlik Technologies, Inc. (a)	3,241
25	Qualys, Inc. (a)	997
7	Rovi Corp. (a)	118
237	Take-Two Interactive Software, Inc. (a)	6,520
298	TeleCommunication Systems, Inc., Class A (a)	987
90	Varonis Systems, Inc. (a)	1,988
44	Zendesk, Inc. (a)	973

		35,183

	Technology Hardware, Storage & Peripherals — 0.0% (g)
12	Super Micro Computer, Inc. (a)	349

	Total Information Technology	136,285

	Materials — 3.2%
	Chemicals — 1.5%
66	A Schulman, Inc.	2,872
38	Axiall Corp.	1,356
95	FutureFuel Corp.	1,224
5	Innospec, Inc.	243
59	Minerals Technologies, Inc.	4,047
67	OMNOVA Solutions, Inc. (a)	503
75	Trinseo S.A. (a)	2,021

		12,266

	Containers & Packaging — 0.9%
227	Graphic Packaging Holding Co.	3,156
68	Rock-Tenn Co., Class A	4,112

		7,268

	Metals & Mining — 0.5%
144	Commercial Metals Co.	2,321
71	Worthington Industries, Inc.	2,146

		4,467

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Paper & Forest Products — 0.3%
63	Boise Cascade Co. (a)	2,311

	Total Materials	26,312

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.1%
137	8x8, Inc. (a)	1,224
63	General Communication, Inc., Class A (a)	1,067
34	IDT Corp., Class B	622
307	Inteliquent, Inc.	5,641
46	magicJack VocalTec Ltd., (Israel) (a)	345

		8,899

	Wireless Telecommunication Services — 0.2%
81	RingCentral, Inc., Class A (a)	1,492

	Total Telecommunication Services	10,391

	Utilities — 3.0%
	Electric Utilities — 1.1%
7	El Paso Electric Co.	232
19	Empire District Electric Co. (The)	419
31	IDACORP, Inc.	1,740
16	MGE Energy, Inc.	631
152	Portland General Electric Co.	5,034
51	Spark Energy, Inc., Class A	799
3	UIL Holdings Corp.	133
11	Westar Energy, Inc.	377

		9,365

	Gas Utilities — 0.7%
2	AGL Resources, Inc.	111
8	Chesapeake Utilities Corp.	423
18	Laclede Group, Inc. (The)	947
93	New Jersey Resources Corp.	2,548
15	Southwest Gas Corp.	814
10	WGL Holdings, Inc.	516

		5,359

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — 1.1%
443	Atlantic Power Corp.	1,364
261	Dynegy, Inc. (a)	7,631
30	Vivint Solar, Inc. (a)	368

		9,363

	Water Utilities — 0.1%
21	American States Water Co.	785

	Total Utilities	24,872

	Total Common Stocks (Cost $594,334)	779,404

NUMBER OF RIGHTS
Right — 0.0% (g)
	Health Care — 0.0% (g)
	Life Sciences Tools & Services — 0.0% (g)
17	Furiex Pharmaceuticals, Inc. (a) (i) (Cost $—)	168

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 2.8%
	Investment Company — 2.8%
22,565	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $22,565)	22,565

	Total Investments — 98.3% (Cost $616,899)	802,137
	Other Assets in Excess of Liabilities — 1.7% (c)	13,515

	NET ASSETS — 100.0%	$815,652

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
280	E-mini Russell 2000	09/18/15	USD	$35,011	$(368)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.2%
	Consumer Discretionary — 19.7%
	Auto Components — 1.6%
1,451	Dana Holding Corp.	29,864
424	Drew Industries, Inc.	24,580

		54,444

	Distributors — 1.8%
859	Pool Corp.	60,257

	Diversified Consumer Services — 1.8%
677	Ascent Capital Group, Inc., Class A (a)	28,931
954	ServiceMaster Global Holdings, Inc. (a)	34,507

		63,438

	Hotels, Restaurants & Leisure — 3.6%
1,153	Brinker International, Inc.	66,456
725	Monarch Casino & Resort, Inc. (a)	14,897
465	Papa John’s International, Inc.	35,150
124	Zoe’s Kitchen, Inc. (a)	5,072

		121,575

	Household Durables — 2.6%
1,703	Jarden Corp. (a)	88,119

	Leisure Products — 1.4%
527	Brunswick Corp.	26,793
1,018	Malibu Boats, Inc., Class A (a)	20,452

		47,245

	Media — 3.3%
1,024	Cinemark Holdings, Inc.	41,136
1,148	E.W. Scripps Co. (The), Class A	26,229
237	Journal Media Group, Inc.	1,967
526	Morningstar, Inc.	41,844

		111,176

	Specialty Retail — 1.7%
1,569	American Eagle Outfitters, Inc.	27,013
1,904	Chico’s FAS, Inc.	31,659

		58,672

	Textiles, Apparel & Luxury Goods — 1.9%
3,004	Crocs, Inc. (a)	44,182
774	Iconix Brand Group, Inc. (a)	19,338

		63,520

	Total Consumer Discretionary	668,446

	Consumer Staples — 3.3%
	Food Products — 1.3%
390	J&J Snack Foods Corp.	43,113

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.0%
677	Spectrum Brands Holdings, Inc.	69,074

	Total Consumer Staples	112,187

	Energy — 3.3%
	Energy Equipment & Services — 1.8%
287	Dril-Quip, Inc. (a)	21,565
1,585	Patterson-UTI Energy, Inc.	29,827
382	Tidewater, Inc.	8,687

		60,079

	Oil, Gas & Consumable Fuels — 1.5%
288	Cimarex Energy Co.	31,769
1,449	Laredo Petroleum, Inc. (a)	18,231

		50,000

	Total Energy	110,079

	Financials — 21.2%
	Banks — 9.7%
2,747	Associated Banc-Corp.	55,674
1,236	BankUnited, Inc.	44,397
1,513	First Financial Bancorp	27,144
1,493	First Horizon National Corp. (m)	23,388
483	First Republic Bank	30,445
797	Glacier Bancorp, Inc.	23,445
1,240	Great Western Bancorp, Inc.	29,908
365	IBERIABANK Corp.	24,922
1,928	Umpqua Holdings Corp.	34,689
1,029	Western Alliance Bancorp (a)	34,740

		328,752

	Capital Markets — 4.4%
698	Eaton Vance Corp.	27,331
586	Greenhill & Co., Inc.	24,210
1,184	HFF, Inc., Class A	49,391
1,336	Janus Capital Group, Inc.	22,880
861	Moelis & Co., Class A	24,724

		148,536

	Insurance — 1.5%
1,100	ProAssurance Corp.	50,817

	Real Estate Investment Trusts (REITs) — 4.6%
540	EastGroup Properties, Inc. (m)	30,376
481	Mid-America Apartment Communities, Inc. (m)	34,988
1,163	National Retail Properties, Inc. (m)	40,710
1,724	RLJ Lodging Trust (m)	51,337

		157,411

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 1.0%
109	Marcus & Millichap, Inc. (a)	5,042
616	Realogy Holdings Corp. (a)	28,756

		33,798

	Total Financials	719,314

	Health Care — 10.2%
	Health Care Equipment & Supplies — 3.1%
828	IDEXX Laboratories, Inc. (a)	53,096
890	West Pharmaceutical Services, Inc.	51,694

		104,790

	Health Care Providers & Services — 5.5%
676	Centene Corp. (a)	54,389
912	Hanger, Inc. (a)	21,388
273	HealthEquity, Inc. (a)	8,744
983	HealthSouth Corp.	45,272
406	Magellan Health, Inc. (a)	28,477
326	WellCare Health Plans, Inc. (a)	27,661

		185,931

	Health Care Technology — 0.3%
254	Omnicell, Inc. (a)	9,594

	Pharmaceuticals — 1.3%
1,586	Catalent, Inc. (a)	46,522

	Total Health Care	346,837

	Industrials — 17.2%
	Air Freight & Logistics — 0.6%
392	Forward Air Corp.	20,482

	Building Products — 0.0% (g)
22	Ply Gem Holdings, Inc. (a)	254

	Commercial Services & Supplies — 5.9%
521	Brady Corp., Class A	12,880
1,180	Herman Miller, Inc.	34,130
1,087	KAR Auction Services, Inc.	40,671
303	US Ecology, Inc.	14,783
2,061	Waste Connections, Inc.	97,116

		199,580

	Construction & Engineering — 0.5%
812	Comfort Systems USA, Inc.	18,640

	Electrical Equipment — 1.7%
945	Generac Holdings, Inc. (a)	37,581
274	Regal Beloit Corp.	19,872

		57,453

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 6.6%
1,074	Allison Transmission Holdings, Inc.	31,427
1,009	Altra Industrial Motion Corp.	27,425
1,119	Douglas Dynamics, Inc.	24,027
620	RBC Bearings, Inc. (a)	44,519
1,349	Rexnord Corp. (a)	32,264
949	Toro Co. (The)	64,301

		223,963

	Road & Rail — 1.1%
1,063	Knight Transportation, Inc.	28,425
138	Landstar System, Inc.	9,241

		37,666

	Trading Companies & Distributors — 0.8%
214	Watsco, Inc.	26,516

	Total Industrials	584,554

	Information Technology — 12.3%
	Electronic Equipment, Instruments & Components — 1.6%
281	Anixter International, Inc. (a)	18,324
431	FEI Co.	35,719

		54,043

	Internet Software & Services — 2.4%
828	GrubHub, Inc. (a)	28,222
1,285	Q2 Holdings, Inc. (a)	36,313
301	Shutterstock, Inc. (a)	17,654

		82,189

	IT Services — 1.2%
1,025	CoreLogic, Inc. (a)	40,690

	Semiconductors & Semiconductor Equipment — 0.3%
207	Freescale Semiconductor Ltd. (a)	8,260

	Software — 6.8%
678	Advent Software, Inc.	29,978
187	FactSet Research Systems, Inc.	30,470
377	Guidewire Software, Inc. (a)	19,941
383	Imperva, Inc. (a)	25,900
1,708	Monotype Imaging Holdings, Inc.	41,182
259	NetSuite, Inc. (a)	23,788
2,228	Rovi Corp. (a)	35,531
211	Splunk, Inc. (a)	14,704
82	Tyler Technologies, Inc. (a)	10,545

		232,039

	Total Information Technology	417,221

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 5.3%
	Containers & Packaging — 5.3%
948	AptarGroup, Inc.	60,469
1,216	Crown Holdings, Inc. (a)	64,346
1,063	Silgan Holdings, Inc.	56,091

	Total Materials	180,906

	Utilities — 2.7%
	Electric Utilities — 1.5%
1,542	Portland General Electric Co.	51,146

	Multi-Utilities — 1.2%
847	NorthWestern Corp.	41,303

	Total Utilities	92,449

	Total Common Stocks (Cost $2,021,664)	3,231,993

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.8%
	Investment Company — 4.8%
161,301	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $161,301)	161,301

	Total Investments — 100.0% (Cost $2,182,965)	3,393,294
	Other Assets in Excess of Liabilities — 0.0% (g)	544

	NET ASSETS — 100.0%	$3,393,838

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 13.7%
	Distributors — 1.4%
252	Pool Corp. (m)	17,660

	Diversified Consumer Services — 1.5%
599	2U, Inc. (a)	19,269

	Hotels, Restaurants & Leisure — 1.1%
403	Boyd Gaming Corp. (a) (m)	6,032
65	Vail Resorts, Inc.	7,115

		13,147

	Household Durables — 0.5%
415	TRI Pointe Homes, Inc. (a)	6,344

	Internet & Catalog Retail — 2.0%
165	HomeAway, Inc. (a)	5,142
525	Wayfair, Inc., Class A (a)	19,748

		24,890

	Multiline Retail — 0.3%
378	Tuesday Morning Corp. (a)	4,253

	Specialty Retail — 5.1%
491	Container Store Group, Inc. (The) (a)	8,289
161	Lithia Motors, Inc., Class A	18,197
295	Men’s Wearhouse, Inc. (The)	18,927
185	Penske Automotive Group, Inc. (m)	9,662
209	Vitamin Shoppe, Inc. (a)	7,774

		62,849

	Textiles, Apparel & Luxury Goods — 1.8%
352	Kate Spade & Co. (a) (m)	7,576
510	Wolverine World Wide, Inc.	14,532

		22,108

	Total Consumer Discretionary	170,520

	Consumer Staples — 1.9%
	Food Products — 1.9%
366	Diamond Foods, Inc. (a)	11,475
671	Freshpet, Inc. (a)	12,489

	Total Consumer Staples	23,964

	Energy — 2.6%
	Energy Equipment & Services — 1.2%
116	Dril-Quip, Inc. (a)	8,764
342	Forum Energy Technologies, Inc. (a)	6,939

		15,703

	Oil, Gas & Consumable Fuels — 1.4%
278	Delek U.S. Holdings, Inc.	10,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
535	Laredo Petroleum, Inc. (a)	6,724

		16,950

	Total Energy	32,653

	Financials — 9.2%
	Banks — 2.7%
265	PrivateBancorp, Inc.	10,543
72	Signature Bank (a)	10,582
209	Texas Capital Bancshares, Inc. (a)	13,010

		34,135

	Capital Markets — 2.4%
81	Evercore Partners, Inc., Class A	4,345
425	Financial Engines, Inc.	18,059
820	PennantPark Investment Corp.	7,204

		29,608

	Insurance — 0.8%
159	AmTrust Financial Services, Inc.	10,405

	Real Estate Investment Trusts (REITs) — 0.9%
89	EastGroup Properties, Inc. (m)	5,025
137	Highwoods Properties, Inc. (m)	5,467

		10,492

	Real Estate Management & Development — 0.8%
279	RE/MAX Holdings, Inc., Class A	9,924

	Thrifts & Mortgage Finance — 1.6%
185	BofI Holding, Inc. (a)	19,590

	Total Financials	114,154

	Health Care — 26.7%
	Biotechnology — 12.0%
251	ACADIA Pharmaceuticals, Inc. (a)	10,528
179	Acceleron Pharma, Inc. (a)	5,665
524	Arrowhead Research Corp. (a)	3,744
117	Avalanche Biotechnologies, Inc. (a)	1,900
128	Axovant Sciences Ltd., (Bermuda) (a)	2,608
166	Bellicum Pharmaceuticals, Inc. (a)	3,532
197	Chimerix, Inc. (a)	9,102
334	Coherus Biosciences, Inc. (a)	9,659
231	Exact Sciences Corp. (a)	6,873
255	FibroGen, Inc. (a)	6,003
450	Halozyme Therapeutics, Inc. (a)	10,163
445	Ignyta, Inc. (a)	6,722
475	Insmed, Inc. (a)	11,597
119	Intrexon Corp. (a)	5,784
253	Invitae Corp. (a)	3,766

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
483	Keryx Biopharmaceuticals, Inc. (a)	4,816
149	Kite Pharma, Inc. (a)	9,062
239	Portola Pharmaceuticals, Inc. (a)	10,904
46	Puma Biotechnology, Inc. (a)	5,395
41	Receptos, Inc. (a)	7,767
137	Sage Therapeutics, Inc. (a)	9,975
221	Versartis, Inc. (a)	3,362

		148,927

	Health Care Equipment & Supplies — 5.5%
974	GenMark Diagnostics, Inc. (a)	8,826
374	Insulet Corp. (a)	11,577
447	K2M Group Holdings, Inc. (a)	10,736
150	Nevro Corp. (a)	8,036
981	Novadaq Technologies, Inc., (Canada) (a)	11,881
843	Syneron Medical Ltd., (Israel) (a)	8,951
3,845	Unilife Corp. (a)	8,267

		68,274

	Health Care Providers & Services — 3.9%
253	Acadia Healthcare Co., Inc. (a)	19,835
318	Surgical Care Affiliates, Inc. (a)	12,198
56	Teladoc, Inc. (a)	1,062
191	WellCare Health Plans, Inc. (a)	16,165

		49,260

	Health Care Technology — 1.9%
347	Evolent Health, Inc., Class A (a)	6,775
588	Veeva Systems, Inc., Class A (a)	16,478

		23,253

	Life Sciences Tools & Services — 0.8%
421	Fluidigm Corp. (a)	10,184

	Pharmaceuticals — 2.6%
353	Horizon Pharma plc, (Ireland) (a)	12,249
417	Nektar Therapeutics (a)	5,220
225	Revance Therapeutics, Inc. (a)	7,206
304	Sagent Pharmaceuticals, Inc. (a)	7,386

		32,061

	Total Health Care	331,959

	Industrials — 16.3%
	Aerospace & Defense — 1.5%
131	HEICO Corp. (m)	7,645
220	Hexcel Corp. (m)	10,939

		18,584

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.6%
175	XPO Logistics, Inc. (a)	7,903

	Airlines — 0.6%
125	Spirit Airlines, Inc. (a)	7,746

	Building Products — 5.6%
328	Advanced Drainage Systems, Inc.	9,625
176	Caesarstone Sdot-Yam Ltd., (Israel)	12,037
133	Fortune Brands Home & Security, Inc.	6,092
109	Lennox International, Inc.	11,785
150	Masonite International Corp. (a)	10,491
390	Trex Co., Inc. (a)	19,254

		69,284

	Electrical Equipment — 1.7%
115	Acuity Brands, Inc.	20,787

	Industrial Conglomerates — 1.1%
138	Carlisle Cos., Inc. (m)	13,815

	Machinery — 2.0%
125	Graco, Inc. (m)	8,871
143	Middleby Corp. (The) (a)	16,000

		24,871

	Road & Rail — 0.7%
127	Old Dominion Freight Line, Inc. (a)	8,734

	Trading Companies & Distributors — 2.5%
374	Rush Enterprises, Inc., Class A (a)	9,801
173	Watsco, Inc. (m)	21,406

		31,207

	Total Industrials	202,931

	Information Technology — 25.9%
	Communications Equipment — 1.5%
546	Ciena Corp. (a) (m)	12,920
602	Ruckus Wireless, Inc. (a)	6,223

		19,143

	Electronic Equipment, Instruments & Components — 0.5%
176	Fitbit, Inc., Class A (a)	6,736

	Internet Software & Services — 8.6%
287	Cornerstone OnDemand, Inc. (a)	10,003
83	CoStar Group, Inc. (a)	16,737
101	Dealertrack Technologies, Inc. (a)	6,358
213	Demandware, Inc. (a)	15,131
318	Envestnet, Inc. (a)	12,865
365	GoDaddy, Inc., Class A (a)	10,303
335	GrubHub, Inc. (a)	11,400
308	Marketo, Inc. (a)	8,643

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
411	RetailMeNot, Inc. (a)	7,336
242	Shopify, Inc., (Canada), Class A (a)	8,222

		106,998

	Semiconductors & Semiconductor Equipment — 5.3%
170	Cavium, Inc. (a)	11,691
569	Inphi Corp. (a)	13,009
433	M/A-COM Technology Solutions Holdings, Inc. (a)	16,556
259	MKS Instruments, Inc.	9,837
299	Monolithic Power Systems, Inc.	15,172

		66,265

	Software — 8.9%
294	Barracuda Networks, Inc. (a)	11,634
178	CommVault Systems, Inc. (a)	7,533
275	Fleetmatics Group plc, (Ireland) (a)	12,893
226	Fortinet, Inc. (a)	9,357
309	Guidewire Software, Inc. (a)	16,358
150	HubSpot, Inc. (a)	7,428
227	Imperva, Inc. (a)	15,342
242	Proofpoint, Inc. (a)	15,424
73	Tableau Software, Inc., Class A (a)	8,437
264	Zendesk, Inc. (a)	5,861

		110,267

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 1.1%
470	Nimble Storage, Inc. (a)	13,197

	Total Information Technology	322,606

	Materials — 1.0%
	Construction Materials — 1.0%
161	Eagle Materials, Inc.	12,305

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
647	Boingo Wireless, Inc. (a)	5,346
615	RingCentral, Inc., Class A (a)	11,365

	Total Telecommunication Services	16,711

	Total Common Stocks (Cost $882,295)	1,227,803

Short-Term Investment — 0.6%
	Investment Company — 0.6%
7,123	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $7,123)	7,123

	Total Investments — 99.2% (Cost $889,418)	1,234,926
	Other Assets in Excess of Liabilities — 0.8%	10,143

	NET ASSETS — 100.0%	$1,245,069

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.7%
	Consumer Discretionary — 9.6%
	Auto Components — 1.4%
604	Cooper Tire & Rubber Co.	20,437
170	Dana Holding Corp.	3,503
180	Stoneridge, Inc. (a)	2,103

		26,043

	Distributors — 0.1%
98	VOXX International Corp. (a)	813

	Diversified Consumer Services — 1.2%
69	Ascent Capital Group, Inc., Class A (a)	2,928
449	K12, Inc. (a)	5,682
761	Regis Corp. (a)	11,995
43	Steiner Leisure Ltd., (Bahamas) (a)	2,302

		22,907

	Hotels, Restaurants & Leisure — 1.7%
133	Bob Evans Farms, Inc.	6,764
10	Bojangles’, Inc. (a)	243
64	Dave & Buster’s Entertainment, Inc. (a)	2,321
14	Fogo De Chao, Inc. (a)	313
748	Isle of Capri Casinos, Inc. (a)	13,583
21	Jack in the Box, Inc.	1,825
71	Ruby Tuesday, Inc. (a)	443
303	Ruth’s Hospitality Group, Inc.	4,877
36	Scientific Games Corp., Class A (a)	556
45	Speedway Motorsports, Inc.	1,024

		31,949

	Household Durables — 0.8%
115	CSS Industries, Inc.	3,488
106	Leggett & Platt, Inc.	5,140
43	MDC Holdings, Inc.	1,286
30	NACCO Industries, Inc., Class A	1,841
76	Ryland Group, Inc. (The)	3,529

		15,284

	Leisure Products — 0.2%
184	Nautilus, Inc. (a)	3,958

	Media — 1.3%
712	E.W. Scripps Co. (The), Class A	16,258
201	Entercom Communications Corp., Class A (a)	2,290
10	Saga Communications, Inc., Class A	376
243	Time, Inc.	5,580

		24,504

	Multiline Retail — 0.8%
138	Dillard’s, Inc., Class A	14,516

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 1.4%
90	Build-A-Bear Workshop, Inc. (a)	1,433
301	Children’s Place, Inc. (The)	19,669
242	Guess?, Inc.	4,643
90	hhgregg, Inc. (a)	301
37	Party City Holdco, Inc. (a)	752

		26,798

	Textiles, Apparel & Luxury Goods — 0.7%
292	Iconix Brand Group, Inc. (a)	7,294
152	Unifi, Inc. (a)	5,098

		12,392

	Total Consumer Discretionary	179,164

	Consumer Staples — 2.4%
	Food & Staples Retailing — 0.4%
201	Smart & Final Stores, Inc. (a)	3,597
94	SpartanNash Co.	3,049

		6,646

	Food Products — 0.7%
12	Farmer Bros Co. (a)	284
115	Fresh Del Monte Produce, Inc.	4,434
168	Pinnacle Foods, Inc.	7,633
6	Sanderson Farms, Inc.	436
15	Seneca Foods Corp., Class A (a)	403

		13,190

	Household Products — 0.4%
673	Central Garden & Pet Co., Class A (a)	7,680

	Tobacco — 0.9%
291	Universal Corp.	16,652

	Total Consumer Staples	44,168

	Energy — 6.1%
	Energy Equipment & Services — 2.6%
135	Atwood Oceanics, Inc.	3,575
227	Gulfmark Offshore, Inc., Class A	2,628
820	Helix Energy Solutions Group, Inc. (a)	10,352
2,780	Key Energy Services, Inc. (a)	5,004
10	Mitcham Industries, Inc. (a)	43
650	North Atlantic Drilling Ltd., (Norway)	774
343	Parker Drilling Co. (a)	1,138
1,451	Pioneer Energy Services Corp. (a)	9,199
134	SEACOR Holdings, Inc. (a)	9,506
256	Unit Corp. (a)	6,947

		49,166

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.5%
5	Adams Resources & Energy, Inc.	210
102	Alon USA Energy, Inc.	1,922
331	Approach Resources, Inc. (a)	2,264
1,866	Bill Barrett Corp. (a)	16,033
497	Cloud Peak Energy, Inc. (a)	2,316
453	EXCO Resources, Inc.	535
237	Frontline Ltd., (Bermuda) (a)	577
251	Gastar Exploration, Inc. (a)	775
2,288	Halcon Resources Corp. (a)	2,654
256	Jones Energy, Inc., Class A (a)	2,320
104	Midstates Petroleum Co., Inc. (a)	97
38	Pacific Ethanol, Inc. (a)	395
1,856	Penn Virginia Corp. (a)	8,129
299	REX American Resources Corp. (a)	19,028
639	Rex Energy Corp. (a)	3,569
543	SandRidge Energy, Inc. (a)	476
80	Stone Energy Corp. (a)	1,002
611	VAALCO Energy, Inc. (a)	1,306
306	W&T Offshore, Inc.	1,677
133	Warren Resources, Inc. (a)	61

		65,346

	Total Energy	114,512

	Financials — 38.5%
	Banks — 16.2%
109	1st Source Corp.	3,719
7	American National Bankshares, Inc.	164
71	BancFirst Corp.	4,660
415	BancorpSouth, Inc.	10,690
182	Bank of Hawaii Corp.	12,116
68	Banner Corp.	3,278
392	BBCN Bancorp, Inc.	5,804
21	Bridge Capital Holdings (a)	638
258	Capital Bank Financial Corp., Class A (a)	7,497
92	Cascade Bancorp (a)	479
229	Cathay General Bancorp	7,434
564	Central Pacific Financial Corp.	13,383
9	Century Bancorp, Inc., Class A	370
80	Chemical Financial Corp.	2,655
21	Citizens & Northern Corp.	440
161	City Holding Co.	7,915
109	CoBiz Financial, Inc.	1,418
60	Columbia Banking System, Inc.	1,966
151	Community Bank System, Inc.	5,692
136	Community Trust Bancorp, Inc.	4,741
187	Customers Bancorp, Inc. (a)	5,018

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
14	East West Bancorp, Inc.	625
77	Financial Institutions, Inc.	1,920
34	First Bancorp	560
1,418	First BanCorp, (Puerto Rico) (a)	6,837
461	First Busey Corp.	3,027
9	First Citizens BancShares, Inc., Class A	2,420
1,414	First Commonwealth Financial Corp.	13,555
51	First Community Bancshares, Inc.	937
126	First Financial Bancorp	2,259
84	First Financial Bankshares, Inc.	2,913
103	First Interstate BancSystem, Inc., Class A	2,857
170	Flushing Financial Corp.	3,572
517	FNB Corp.	7,401
236	Glacier Bancorp, Inc.	6,934
41	Great Southern Bancorp, Inc.	1,719
29	Guaranty Bancorp	479
369	Hancock Holding Co.	11,788
60	Heartland Financial USA, Inc.	2,233
27	Heritage Financial Corp.	483
77	Hudson Valley Holding Corp.	2,175
68	Lakeland Bancorp, Inc.	814
31	Lakeland Financial Corp.	1,340
186	MainSource Financial Group, Inc.	4,078
133	MB Financial, Inc.	4,577
65	Metro Bancorp, Inc.	1,710
52	National Penn Bancshares, Inc.	588
625	OFG Bancorp, (Puerto Rico)	6,672
87	Pacific Continental Corp.	1,177
173	PacWest Bancorp	8,080
20	Preferred Bank	586
22	Republic Bancorp, Inc., Class A	560
24	S&T Bancorp, Inc.	719
19	Sierra Bancorp	327
84	Simmons First National Corp., Class A	3,912
20	Southside Bancshares, Inc.	575
142	Southwest Bancorp, Inc.	2,633
64	State Bank Financial Corp.	1,387
14	Stock Yards Bancorp, Inc.	529
19	Suffolk Bancorp	493
398	Susquehanna Bancshares, Inc.	5,624
490	TCF Financial Corp.	8,132
44	Tompkins Financial Corp.	2,358
160	Trustmark Corp.	3,992
208	UMB Financial Corp.	11,854
655	Umpqua Holdings Corp.	11,789

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
468	Union Bankshares Corp.	10,871
84	Valley National Bancorp	866
42	Washington Trust Bancorp, Inc.	1,670
124	Webster Financial Corp.	4,904
17	WesBanco, Inc.	568
46	West Bancorporation, Inc.	913
309	Westamerica Bancorporation	15,656
722	Wilshire Bancorp, Inc.	9,113

		303,838

	Capital Markets — 1.5%
114	Arlington Asset Investment Corp., Class A	2,238
269	BGC Partners, Inc., Class A	2,351
802	Cowen Group, Inc., Class A (a)	5,135
25	INTL. FCStone, Inc. (a)	831
336	Investment Technology Group, Inc.	8,343
74	Janus Capital Group, Inc.	1,272
62	Oppenheimer Holdings, Inc., Class A	1,635
96	Stifel Financial Corp. (a)	5,554
43	Virtu Financial, Inc., Class A (a)	1,019

		28,378

	Consumer Finance — 0.5%
122	Nelnet, Inc., Class A	5,297
66	World Acceptance Corp. (a)	4,041

		9,338

	Diversified Financial Services — 0.0% (g)
55	Marlin Business Services Corp.	933

	Insurance — 4.7%
425	American Equity Investment Life Holding Co.	11,472
38	Arch Capital Group Ltd., (Bermuda) (a)	2,534
137	Argo Group International Holdings Ltd., (Bermuda)	7,614
1,056	CNO Financial Group, Inc.	19,379
13	Global Indemnity plc, (Ireland) (a)	359
81	Hallmark Financial Services (a)	923
260	Horace Mann Educators Corp.	9,463
43	Kemper Corp.	1,665
101	Maiden Holdings Ltd., (Bermuda)	1,600
40	Navigators Group, Inc. (The) (a)	3,071
121	Primerica, Inc.	5,515
195	ProAssurance Corp.	8,997
71	StanCorp Financial Group, Inc.	5,353
351	Symetra Financial Corp.	8,474
19	United Fire Group, Inc.	626

		87,045

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 13.0%
26	American Assets Trust, Inc.	1,000
2,636	Anworth Mortgage Asset Corp. (m)	12,993
218	Apartment Investment & Management Co., Class A (m)	8,051
145	Ashford Hospitality Prime, Inc.	2,181
726	Ashford Hospitality Trust, Inc. (m)	6,144
1,203	Capstead Mortgage Corp. (m)	13,356
465	CBL & Associates Properties, Inc. (m)	7,535
218	Cedar Realty Trust, Inc. (m)	1,398
537	Chambers Street Properties	4,266
370	CoreSite Realty Corp.	16,804
609	CubeSmart	14,109
49	CyrusOne, Inc.	1,434
2,246	CYS Investments, Inc.	17,365
529	DCT Industrial Trust, Inc.	16,626
353	DiamondRock Hospitality Co.	4,520
77	DuPont Fabros Technology, Inc.	2,265
97	Education Realty Trust, Inc.	3,046
84	EPR Properties (m)	4,574
787	FelCor Lodging Trust, Inc. (m)	7,773
139	First Industrial Realty Trust, Inc. (m)	2,611
541	First Potomac Realty Trust	5,567
180	Franklin Street Properties Corp.	2,031
161	Getty Realty Corp. (m)	2,632
81	Gladstone Commercial Corp. (m)	1,338
380	Government Properties Income Trust	7,043
65	Highwoods Properties, Inc. (m)	2,581
73	Home Properties, Inc. (m)	5,325
176	Hospitality Properties Trust (m)	5,081
88	LaSalle Hotel Properties (m)	3,117
109	LTC Properties, Inc. (m)	4,547
16	Mid-America Apartment Communities, Inc. (m)	1,156
142	Pebblebrook Hotel Trust	6,102
332	Pennsylvania Real Estate Investment Trust (m)	7,087
338	Potlatch Corp. (m)	11,924
39	PS Business Parks, Inc. (m)	2,843
34	QTS Realty Trust, Inc., Class A	1,254
1,047	RAIT Financial Trust (m)	6,397
13	Saul Centers, Inc. (m)	644
84	Strategic Hotels & Resorts, Inc. (a)	1,014
484	Sunstone Hotel Investors, Inc.	7,260
15	Taubman Centers, Inc. (m)	1,056
86	Urstadt Biddle Properties, Inc., Class A (m)	1,610
271	Washington Real Estate Investment Trust (m)	7,025
7	WP GLIMCHER, Inc.	90

		242,775

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 1.2%
227	Alexander & Baldwin, Inc.	8,944
516	Forestar Group, Inc. (a)	6,795
399	St. Joe Co. (The) (a)	6,190

		21,929

	Thrifts & Mortgage Finance — 1.4%
27	BankFinancial Corp.	313
118	Beneficial Bancorp, Inc. (a)	1,479
83	Brookline Bancorp, Inc.	941
304	Charter Financial Corp.	3,771
3	First Financial Northwest, Inc.	32
30	Fox Chase Bancorp, Inc.	504
22	Kearny Financial Corp. (a)	244
114	MGIC Investment Corp. (a)	1,299
686	Northfield Bancorp, Inc.	10,329
62	OceanFirst Financial Corp.	1,162
18	Territorial Bancorp, Inc.	427
107	United Financial Bancorp, Inc.	1,443
57	Walker & Dunlop, Inc. (a)	1,530
85	WSFS Financial Corp.	2,311

		25,785

	Total Financials	720,021

	Health Care — 5.2%
	Biotechnology — 1.1%
32	Agios Pharmaceuticals, Inc. (a)	3,501
11	Applied Genetic Technologies Corp. (a)	169
38	Ardelyx, Inc. (a)	607
12	Avalanche Biotechnologies, Inc. (a)	198
46	Cara Therapeutics, Inc. (a)	559
27	Dicerna Pharmaceuticals, Inc. (a)	372
20	Epizyme, Inc. (a)	485
723	Idera Pharmaceuticals, Inc. (a)	2,684
12	Ignyta, Inc. (a)	184
23	Immune Design Corp. (a)	471
69	Insmed, Inc. (a)	1,680
9	Karyopharm Therapeutics, Inc. (a)	250
17	Kite Pharma, Inc. (a)	1,048
23	MacroGenics, Inc. (a)	885
68	Radius Health, Inc. (a)	4,624
8	Sage Therapeutics, Inc. (a)	591
19	Ultragenyx Pharmaceutical, Inc. (a)	1,925
57	Verastem, Inc. (a)	430
16	Zafgen, Inc. (a)	568

		21,231

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 1.5%
45	Inogen, Inc. (a)	1,989
99	NuVasive, Inc. (a)	4,700
188	SurModics, Inc. (a)	4,398
363	Thoratec Corp. (a)	16,188

		27,275

	Health Care Providers & Services — 1.8%
34	Alliance HealthCare Services, Inc. (a)	638
139	Centene Corp. (a)	11,192
685	Cross Country Healthcare, Inc. (a)	8,687
189	Select Medical Holdings Corp.	3,065
270	Surgical Care Affiliates, Inc. (a)	10,370

		33,952

	Health Care Technology — 0.4%
339	MedAssets, Inc. (a)	7,476

	Life Sciences Tools & Services — 0.1%
78	Affymetrix, Inc. (a)	847

	Pharmaceuticals — 0.3%
94	Amphastar Pharmaceuticals, Inc. (a)	1,656
95	Medicines Co. (The) (a)	2,704
29	Revance Therapeutics, Inc. (a)	911
9	ZS Pharma, Inc. (a)	493

		5,764

	Total Health Care	96,545

	Industrials — 13.3%
	Aerospace & Defense — 1.6%
632	AAR Corp.	20,148
124	Engility Holdings, Inc.	3,115
70	Moog, Inc., Class A (a)	4,912
17	National Presto Industries, Inc.	1,390

		29,565

	Air Freight & Logistics — 0.7%
232	Atlas Air Worldwide Holdings, Inc. (a)	12,745

	Airlines — 0.3%
93	Alaska Air Group, Inc.	5,973

	Building Products — 0.4%
374	Gibraltar Industries, Inc. (a)	7,626

	Commercial Services & Supplies — 2.2%
67	ABM Industries, Inc.	2,191
1,477	ACCO Brands Corp. (a)	11,473
149	ARC Document Solutions, Inc. (a)	1,135
890	Cenveo, Inc. (a)	1,886
93	Ennis, Inc.	1,723

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
278	Essendant, Inc.	10,908
95	HNI Corp.	4,844
15	Kimball International, Inc., Class B	180
321	Quad/Graphics, Inc.	5,940

		40,280

	Construction & Engineering — 1.7%
279	Argan, Inc.	11,236
156	Comfort Systems USA, Inc.	3,571
339	EMCOR Group, Inc.	16,199

		31,006

	Electrical Equipment — 0.4%
208	General Cable Corp.	4,096
66	GrafTech International Ltd. (a)	325
156	LSI Industries, Inc.	1,461
20	Polypore International, Inc. (a)	1,192

		7,074

	Machinery — 2.4%
91	Accuride Corp. (a)	350
106	AGCO Corp.	5,996
298	Briggs & Stratton Corp.	5,740
413	Douglas Dynamics, Inc.	8,871
221	Federal Signal Corp.	3,301
71	Hurco Cos., Inc.	2,472
76	Hyster-Yale Materials Handling, Inc.	5,293
146	Kadant, Inc.	6,891
327	Mueller Water Products, Inc., Class A	2,971
205	Wabash National Corp. (a)	2,568
23	Watts Water Technologies, Inc., Class A	1,193

		45,646

	Marine — 0.6%
289	Matson, Inc.	12,149

	Professional Services — 1.8%
192	Barrett Business Services, Inc.	6,977
31	CRA International, Inc. (a)	853
436	FTI Consulting, Inc. (a)	17,968
181	RPX Corp. (a)	3,066
76	VSE Corp.	4,040

		32,904

	Road & Rail — 0.9%
5	AMERCO	1,635
238	ArcBest Corp.	7,581
60	PAM Transportation Services, Inc. (a)	3,454
178	USA Truck, Inc. (a)	3,779

		16,449

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.3%
58	DXP Enterprises, Inc. (a)	2,683
149	Univar, Inc. (a)	3,886

		6,569

	Total Industrials	247,986

	Information Technology — 10.7%
	Communications Equipment — 1.6%
231	Black Box Corp.	4,620
167	Comtech Telecommunications Corp.	4,843
882	Harmonic, Inc. (a)	6,025
177	NETGEAR, Inc. (a)	5,322
759	Polycom, Inc. (a)	8,684

		29,494

	Electronic Equipment, Instruments & Components — 1.7%
548	Benchmark Electronics, Inc. (a)	11,924
104	Checkpoint Systems, Inc.	1,060
71	Coherent, Inc. (a)	4,488
249	Insight Enterprises, Inc. (a)	7,460
171	Sanmina Corp. (a)	3,447
24	Tech Data Corp. (a)	1,358
157	Vishay Intertechnology, Inc.	1,833

		31,570

	Internet Software & Services — 1.4%
634	Bazaarvoice, Inc. (a)	3,734
102	Benefitfocus, Inc. (a)	4,473
411	Blucora, Inc. (a)	6,641
689	EarthLink Holdings Corp.	5,158
899	Monster Worldwide, Inc. (a)	5,881

		25,887

	IT Services — 1.4%
305	Convergys Corp.	7,772
38	EVERTEC, Inc., (Puerto Rico)	811
68	Global Cash Access Holdings, Inc. (a)	523
248	MoneyGram International, Inc. (a)	2,281
22	NeuStar, Inc., Class A (a)	631
138	Sykes Enterprises, Inc. (a)	3,347
573	Unisys Corp. (a)	11,458

		26,823

	Semiconductors & Semiconductor Equipment — 2.5%
524	Amkor Technology, Inc. (a)	3,132
160	Cohu, Inc.	2,114
1,203	Cypress Semiconductor Corp. (a)	14,145
286	DSP Group, Inc. (a)	2,956
50	Fairchild Semiconductor International, Inc. (a)	869

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
114	First Solar, Inc. (a)	5,365
73	IXYS Corp.	1,121
87	Pericom Semiconductor Corp.	1,140
197	Photronics, Inc. (a)	1,872
106	Qorvo, Inc. (a)	8,513
497	Ultra Clean Holdings, Inc. (a)	3,097
511	Xcerra Corp. (a)	3,865

		48,189

	Software — 2.1%
202	A10 Networks, Inc. (a)	1,300
140	Aspen Technology, Inc. (a)	6,364
460	EnerNOC, Inc. (a)	4,461
71	Fair Isaac Corp.	6,427
372	Rovi Corp. (a)	5,926
533	Take-Two Interactive Software, Inc. (a)	14,681

		39,159

	Total Information Technology	201,122

	Materials — 3.9%
	Chemicals — 1.6%
19	KMG Chemicals, Inc.	478
221	Minerals Technologies, Inc.	15,057
247	Olin Corp.	6,660
145	OM Group, Inc.	4,855
100	Tredegar Corp.	2,205

		29,255

	Containers & Packaging — 0.6%
700	Graphic Packaging Holding Co.	9,747
85	Myers Industries, Inc.	1,613

		11,360

	Metals & Mining — 0.9%
756	Cliffs Natural Resources, Inc.	3,275
298	Coeur Mining, Inc. (a)	1,700
213	Schnitzer Steel Industries, Inc., Class A	3,729
259	Worthington Industries, Inc.	7,788

		16,492

	Paper & Forest Products — 0.8%
140	Domtar Corp., (Canada)	5,804
19	PH Glatfelter Co.	416
242	Schweitzer-Mauduit International, Inc.	9,647

		15,867

	Total Materials	72,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
1,096	Cincinnati Bell, Inc. (a)	4,185
128	FairPoint Communications, Inc. (a)	2,334
82	magicJack VocalTec Ltd., (Israel) (a)	607
2,021	Vonage Holdings Corp. (a)	9,923
100	Windstream Holdings, Inc.	637

	Total Telecommunication Services	17,686

	Utilities — 6.1%
	Electric Utilities — 1.7%
330	El Paso Electric Co.	11,424
158	PNM Resources, Inc.	3,875
424	Portland General Electric Co.	14,053
12	Spark Energy, Inc., Class A	195
57	Unitil Corp.	1,892

		31,439

	Gas Utilities — 2.1%
94	AGL Resources, Inc.	4,385
34	Chesapeake Utilities Corp.	1,823
286	Laclede Group, Inc. (The)	14,868
159	Northwest Natural Gas Co.	6,690
51	Piedmont Natural Gas Co., Inc.	1,787
167	Southwest Gas Corp.	8,870

		38,423

	Independent Power & Renewable Electricity Producers — 0.6%
2,025	Atlantic Power Corp.	6,237
129	Ormat Technologies, Inc.	4,846

		11,083

	Multi-Utilities — 1.2%
382	Avista Corp.	11,711
239	NorthWestern Corp.	11,661

		23,372

	Water Utilities — 0.5%
179	American States Water Co.	6,685
123	California Water Service Group	2,818

		9,503

	Total Utilities	113,820

	Total Common Stocks (Cost $1,551,165)	1,807,998

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
Financials — 0.0%
Consumer Finance — 0.0%
3	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.1%
	Investment Company — 3.1%
58,498	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $58,498)	58,498

	Total Investments — 99.8% (Cost $1,609,663)	1,866,496
	Other Assets in Excess of Liabilities — 0.2% (c)	4,247

	NET ASSETS — 100.0%	$1,870,743

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
435	E-mini Russell 2000	09/18/15	USD	$54,392	$(407)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 14.1%
	Auto Components — 1.9%
27	American Axle & Manufacturing Holdings, Inc. (a)	554
272	Cooper Tire & Rubber Co.	9,192
81	Dana Holding Corp.	1,671
363	Stoneridge, Inc. (a)	4,255
97	Tower International, Inc. (a)	2,527

		18,199

	Distributors — 0.1%
131	VOXX International Corp. (a)	1,088

	Diversified Consumer Services — 2.1%
159	Houghton Mifflin Harcourt Co. (a)	4,014
66	K12, Inc. (a)	831
525	Regis Corp. (a)	8,271
21	Steiner Leisure Ltd., (Bahamas) (a)	1,146
141	Strayer Education, Inc. (a)	6,077

		20,339

	Hotels, Restaurants & Leisure — 3.6%
51	Bob Evans Farms, Inc.	2,609
9	Bojangles’, Inc. (a)	222
40	Dave & Buster’s Entertainment, Inc. (a)	1,436
6	DineEquity, Inc.	634
17	Fogo De Chao, Inc. (a)	382
605	Isle of Capri Casinos, Inc. (a)	10,979
90	Jack in the Box, Inc.	7,890
7	Red Robin Gourmet Burgers, Inc. (a)	584
194	Ruby Tuesday, Inc. (a)	1,218
266	Sonic Corp.	7,667
60	Speedway Motorsports, Inc.	1,361
18	Wingstop, Inc. (a)	514

		35,496

	Household Durables — 0.7%
44	CSS Industries, Inc.	1,331
60	Leggett & Platt, Inc.	2,901
43	NACCO Industries, Inc., Class A	2,607

		6,839

	Leisure Products — 0.2%
107	Nautilus, Inc. (a)	2,293

	Media — 0.9%
53	Nexstar Broadcasting Group, Inc., Class A	2,979
196	Sinclair Broadcast Group, Inc., Class A	5,462

		8,441

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 1.0%
47	Big Lots, Inc.	2,115
74	Dillard’s, Inc., Class A	7,763

		9,878

	Specialty Retail — 2.9%
19	ANN, Inc. (a)	908
198	Children’s Place, Inc. (The)	12,971
52	Guess?, Inc.	995
53	hhgregg, Inc. (a)	177
164	Outerwall, Inc.	12,513
19	Party City Holdco, Inc. (a)	383

		27,947

	Textiles, Apparel & Luxury Goods — 0.7%
199	Iconix Brand Group, Inc. (a)	4,966
55	Unifi, Inc. (a)	1,836

		6,802

	Total Consumer Discretionary	137,322

	Consumer Staples — 2.4%
	Food & Staples Retailing — 0.4%
64	Ingles Markets, Inc., Class A	3,033
70	Smart & Final Stores, Inc. (a)	1,258

		4,291

	Food Products — 1.1%
52	B&G Foods, Inc.	1,481
116	Pilgrim’s Pride Corp.	2,664
85	Pinnacle Foods, Inc.	3,853
31	Sanderson Farms, Inc.	2,360
14	Seneca Foods Corp., Class A (a)	389

		10,747

	Personal Products — 0.7%
13	Herbalife Ltd. (a)	689
13	Inter Parfums, Inc.	424
9	Medifast, Inc. (a)	304
38	USANA Health Sciences, Inc. (a)	5,179

		6,596

	Tobacco — 0.2%
36	Universal Corp.	2,063

	Total Consumer Staples	23,697

	Energy — 4.3%
	Energy Equipment & Services — 1.4%
95	Basic Energy Services, Inc. (a)	719
21	Exterran Holdings, Inc.	679

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
226	Gulfmark Offshore, Inc., Class A	2,625
627	Key Energy Services, Inc. (a)	1,129
5	Mitcham Industries, Inc. (a)	22
185	Pioneer Energy Services Corp. (a)	1,170
75	SEACOR Holdings, Inc. (a)	5,328
85	Unit Corp. (a)	2,297

		13,969

	Oil, Gas & Consumable Fuels — 2.9%
13	Adams Resources & Energy, Inc.	557
59	Alon USA Energy, Inc.	1,109
742	Bill Barrett Corp. (a)	6,375
36	Cloud Peak Energy, Inc. (a)	168
35	Green Plains, Inc.	961
3	Isramco, Inc. (a)	417
404	Penn Virginia Corp. (a)	1,770
42	Renewable Energy Group, Inc. (a)	487
182	REX American Resources Corp. (a)	11,576
279	Rex Energy Corp. (a)	1,560
133	Stone Energy Corp. (a)	1,677
26	VAALCO Energy, Inc. (a)	56
27	Western Refining, Inc.	1,191

		27,904

	Total Energy	41,873

	Financials — 21.8%
	Banks — 7.9%
36	1st Source Corp.	1,228
62	BancFirst Corp.	4,045
152	BancorpSouth, Inc.	3,918
36	Banner Corp.	1,725
50	BBCN Bancorp, Inc.	739
157	Capital Bank Financial Corp., Class A (a)	4,555
60	Cathay General Bancorp	1,934
337	Central Pacific Financial Corp.	7,994
23	Chemical Financial Corp.	774
16	Citizens & Northern Corp.	321
38	City Holding Co.	1,867
41	CoBiz Financial, Inc.	529
257	CVB Financial Corp.	4,524
4	East West Bancorp, Inc.	167
410	First Commonwealth Financial Corp.	3,936
7	First Financial Bancorp	124
25	First Interstate BancSystem, Inc., Class A	696
60	Flushing Financial Corp.	1,256
94	FNB Corp.	1,345

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
25	Guaranty Bancorp	416
22	MainSource Financial Group, Inc.	481
42	National Penn Bancshares, Inc.	477
165	OFG Bancorp, (Puerto Rico)	1,755
41	PacWest Bancorp	1,903
17	Sierra Bancorp	298
42	Simmons First National Corp., Class A	1,975
11	Southside Bancshares, Inc.	323
41	Southwest Bancorp, Inc.	756
80	Suffolk Bancorp	2,045
86	Susquehanna Bancshares, Inc.	1,216
153	TCF Financial Corp.	2,548
23	UMB Financial Corp.	1,334
236	Union Bankshares Corp.	5,475
14	Webster Financial Corp.	558
67	West Bancorporation, Inc.	1,329
211	Westamerica Bancorporation	10,682
144	Wilshire Bancorp, Inc.	1,819

		77,067

	Capital Markets — 1.2%
36	Arlington Asset Investment Corp., Class A	704
90	BGC Partners, Inc., Class A	790
307	Cowen Group, Inc., Class A (a)	1,962
22	Federated Investors, Inc., Class B	730
8	INTL. FCStone, Inc. (a)	259
180	Investment Technology Group, Inc.	4,457
25	Stifel Financial Corp. (a)	1,450
20	Virtu Financial, Inc., Class A (a)	458
57	WisdomTree Investments, Inc.	1,243

		12,053

	Consumer Finance — 0.6%
7	Credit Acceptance Corp. (a)	1,625
64	Nelnet, Inc., Class A	2,780
25	World Acceptance Corp. (a)	1,562

		5,967

	Diversified Financial Services — 0.2%
16	MarketAxess Holdings, Inc.	1,447

	Insurance — 2.2%
11	Ambac Financial Group, Inc. (a)	185
169	American Equity Investment Life Holding Co.	4,568
17	Aspen Insurance Holdings Ltd., (Bermuda)	824
290	CNO Financial Group, Inc.	5,318
14	Global Indemnity plc, (Ireland) (a)	393
74	Kemper Corp.	2,856

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
33	Navigators Group, Inc. (The) (a)	2,552
36	Primerica, Inc.	1,645
52	ProAssurance Corp.	2,398
1	RenaissanceRe Holdings Ltd., (Bermuda)	54
9	Stewart Information Services Corp.	374

		21,167

	Real Estate Investment Trusts (REITs) — 7.2%
66	American Assets Trust, Inc. (m)	2,580
200	Anworth Mortgage Asset Corp. (m)	984
9	Armada Hoffler Properties, Inc.	93
7	Ashford Hospitality Prime, Inc. (m)	105
28	Ashford Hospitality Trust, Inc. (m)	238
14	Associated Estates Realty Corp. (m)	401
36	BioMed Realty Trust, Inc. (m)	696
522	Capstead Mortgage Corp. (m)	5,796
72	CBL & Associates Properties, Inc. (m)	1,166
88	Chambers Street Properties (m)	700
215	CoreSite Realty Corp. (m)	9,760
19	Cousins Properties, Inc. (m)	192
1,006	CYS Investments, Inc. (m)	7,777
34	DCT Industrial Trust, Inc. (m)	1,071
70	DiamondRock Hospitality Co. (m)	899
39	EastGroup Properties, Inc. (m)	2,215
42	EPR Properties (m)	2,317
25	Equity LifeStyle Properties, Inc. (m)	1,325
67	FelCor Lodging Trust, Inc. (m)	663
35	First Industrial Realty Trust, Inc. (m)	659
61	Franklin Street Properties Corp. (m)	690
14	Gladstone Commercial Corp. (m)	232
39	Home Properties, Inc. (m)	2,878
72	Hospitality Properties Trust (m)	2,075
113	LTC Properties, Inc. (m)	4,697
27	National Retail Properties, Inc. (m)	931
70	Pennsylvania Real Estate Investment Trust (m)	1,502
38	Post Properties, Inc. (m)	2,050
130	Potlatch Corp. (m)	4,592
13	PS Business Parks, Inc. (m)	909
34	RAIT Financial Trust (m)	209
130	Ramco-Gershenson Properties Trust (m)	2,122
34	Saul Centers, Inc. (m)	1,692
335	Strategic Hotels & Resorts, Inc. (a) (m)	4,063
23	Summit Hotel Properties, Inc.	294
23	Taubman Centers, Inc. (m)	1,626

		70,199

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.8%
91	Alexander & Baldwin, Inc.	3,582
310	Forestar Group, Inc. (a)	4,077
14	St. Joe Co. (The) (a)	217

		7,876

	Thrifts & Mortgage Finance — 1.7%
17	Astoria Financial Corp.	237
13	BankFinancial Corp.	152
48	Beneficial Bancorp, Inc. (a)	600
14	Capitol Federal Financial, Inc.	169
72	Charter Financial Corp.	890
156	MGIC Investment Corp. (a)	1,777
150	NMI Holdings, Inc., Class A (a)	1,205
584	Northfield Bancorp, Inc.	8,791
47	OceanFirst Financial Corp.	876
53	Walker & Dunlop, Inc. (a)	1,420

		16,117

	Total Financials	211,893

	Health Care — 17.1%
	Biotechnology — 6.9%
117	ACADIA Pharmaceuticals, Inc. (a)	4,900
43	Adamas Pharmaceuticals, Inc. (a)	1,120
15	Aduro Biotech, Inc. (a)	452
46	Anacor Pharmaceuticals, Inc. (a)	3,593
8	Applied Genetic Technologies Corp. (a)	121
29	Ardelyx, Inc. (a)	457
333	Arrowhead Research Corp. (a)	2,381
48	Atara Biotherapeutics, Inc. (a)	2,527
67	aTyr Pharma, Inc. (a)	1,237
43	Avalanche Biotechnologies, Inc. (a)	690
43	Axovant Sciences Ltd., (Bermuda) (a)	884
75	Bellicum Pharmaceuticals, Inc. (a)	1,600
23	Blueprint Medicines Corp. (a)	612
35	Cara Therapeutics, Inc. (a)	426
73	ChemoCentryx, Inc. (a)	599
38	Chimerix, Inc. (a)	1,737
72	Coherus Biosciences, Inc. (a)	2,069
21	Dicerna Pharmaceuticals, Inc. (a)	292
77	FibroGen, Inc. (a)	1,805
71	Immune Design Corp. (a)	1,458
188	Infinity Pharmaceuticals, Inc. (a)	2,058
129	Invitae Corp. (a)	1,920
49	Karyopharm Therapeutics, Inc. (a)	1,344
10	Kite Pharma, Inc. (a)	610
62	MacroGenics, Inc. (a)	2,335

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
122	Merrimack Pharmaceuticals, Inc. (a)	1,507
64	Mirati Therapeutics, Inc. (a)	2,005
81	Neurocrine Biosciences, Inc. (a)	3,859
91	Nivalis Therapeutics, Inc. (a)	1,372
41	Ophthotech Corp. (a)	2,119
69	Prothena Corp. plc, (Ireland) (a)	3,639
60	PTC Therapeutics, Inc. (a)	2,902
5	Sage Therapeutics, Inc. (a)	336
8	Seres Therapeutics, Inc. (a)	344
35	Spark Therapeutics, Inc. (a)	2,079
261	Synergy Pharmaceuticals, Inc. (a)	2,167
76	Tokai Pharmaceuticals, Inc. (a)	1,012
63	Trius Therapeutics, Inc. (a) (i)	—	(h)
10	Ultragenyx Pharmaceutical, Inc. (a)	983
53	Versartis, Inc. (a)	810
110	Xencor, Inc. (a)	2,408
424	XOMA Corp. (a)	1,647
10	Zafgen, Inc. (a)	360
2	ZIOPHARM Oncology, Inc. (a)	18

		66,794

	Health Care Equipment & Supplies — 3.3%
248	Accuray, Inc. (a)	1,668
77	CONMED Corp.	4,469
38	Cynosure, Inc., Class A (a)	1,454
4	Glaukos Corp. (a)	101
23	Inogen, Inc. (a)	1,044
74	NuVasive, Inc. (a)	3,497
85	Orthofix International N.V., (Curacao) (a)	2,809
242	SurModics, Inc. (a)	5,668
156	Thoratec Corp. (a)	6,935
184	Wright Medical Group, Inc. (a)	4,821

		32,466

	Health Care Providers & Services — 3.2%
41	Alliance HealthCare Services, Inc. (a)	762
106	Centene Corp. (a)	8,522
473	Cross Country Healthcare, Inc. (a)	6,001
36	HealthSouth Corp.	1,658
49	Landauer, Inc.	1,761
33	Molina Healthcare, Inc. (a)	2,334
102	Select Medical Holdings Corp.	1,651
207	Surgical Care Affiliates, Inc. (a)	7,941
30	Teladoc, Inc. (a)	566

		31,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 1.6%
276	Castlight Health, Inc., Class B (a)	2,244
39	Evolent Health, Inc., Class A (a)	757
172	HMS Holdings Corp. (a)	2,955
246	MedAssets, Inc. (a)	5,431
389	Merge Healthcare, Inc. (a)	1,865
118	Quality Systems, Inc.	1,960

		15,212

	Life Sciences Tools & Services — 0.5%
44	Affymetrix, Inc. (a)	477
70	PAREXEL International Corp. (a)	4,521

		4,998

	Pharmaceuticals — 1.6%
75	Amphastar Pharmaceuticals, Inc. (a)	1,310
140	BioDelivery Sciences International, Inc. (a)	1,116
44	Flex Pharma, Inc. (a)	762
35	Lannett Co., Inc. (a)	2,098
44	Pacira Pharmaceuticals, Inc. (a)	3,119
29	Phibro Animal Health Corp., Class A	1,145
94	Prestige Brands Holdings, Inc. (a)	4,346
23	Revance Therapeutics, Inc. (a)	748
10	ZS Pharma, Inc. (a)	498

		15,142

	Total Health Care	165,808

	Industrials — 11.8%
	Aerospace & Defense — 1.4%
329	AAR Corp.	10,482
5	Engility Holdings, Inc.	118
43	Moog, Inc., Class A (a)	3,047

		13,647

	Air Freight & Logistics — 0.3%
52	Atlas Air Worldwide Holdings, Inc. (a)	2,831
3	Park-Ohio Holdings Corp.	165

		2,996

	Airlines — 0.6%
93	Alaska Air Group, Inc.	5,966

	Building Products — 0.3%
130	Gibraltar Industries, Inc. (a)	2,646

	Commercial Services & Supplies — 2.2%
694	ACCO Brands Corp. (a)	5,389
74	Deluxe Corp.	4,576
164	Ennis, Inc.	3,054
221	Essendant, Inc.	8,670

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
10	TRC Cos., Inc. (a)	100

		21,789

	Construction & Engineering — 1.3%
120	Argan, Inc.	4,847
154	EMCOR Group, Inc.	7,333

		12,180

	Electrical Equipment — 0.7%
107	Polypore International, Inc. (a)	6,401

	Machinery — 1.8%
31	Blount International, Inc.	343
226	Briggs & Stratton Corp.	4,343
292	Douglas Dynamics, Inc.	6,261
38	Hurco Cos., Inc.	1,305
16	Hyster-Yale Materials Handling, Inc.	1,095
85	Kadant, Inc.	3,993
6	Watts Water Technologies, Inc., Class A	332

		17,672

	Marine — 0.9%
220	Matson, Inc.	9,228

	Professional Services — 0.8%
91	Barrett Business Services, Inc.	3,300
40	CRA International, Inc. (a)	1,109
58	VSE Corp.	3,077

		7,486

	Road & Rail — 0.9%
80	ArcBest Corp.	2,537
18	PAM Transportation Services, Inc. (a)	1,045
85	Swift Transportation Co. (a)	1,918
162	USA Truck, Inc. (a)	3,433

		8,933

	Trading Companies & Distributors — 0.6%
52	Applied Industrial Technologies, Inc.	2,058
38	DXP Enterprises, Inc. (a)	1,749
70	Univar, Inc. (a)	1,819

		5,626

	Total Industrials	114,570

	Information Technology — 17.6%
	Communications Equipment — 2.9%
14	Arista Networks, Inc. (a)	1,153
688	Harmonic, Inc. (a)	4,697
185	InterDigital, Inc.	10,513
606	Polycom, Inc. (a)	6,931

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
141	Ubiquiti Networks, Inc.	4,500

		27,794

	Electronic Equipment, Instruments & Components — 1.8%
157	Benchmark Electronics, Inc. (a)	3,411
66	Coherent, Inc. (a)	4,177
94	Fitbit, Inc., Class A (a)	3,586
74	Insight Enterprises, Inc. (a)	2,198
177	Sanmina Corp. (a)	3,572
67	Vishay Intertechnology, Inc.	783

		17,727

	Internet Software & Services — 2.1%
33	Appfolio, Inc., Class A (a)	468
709	Bazaarvoice, Inc. (a)	4,176
241	Blucora, Inc. (a)	3,895
766	EarthLink Holdings Corp.	5,737
363	Marchex, Inc., Class B	1,794
126	Monster Worldwide, Inc. (a)	827
150	Unwired Planet, Inc. (a)	93
47	WebMD Health Corp. (a)	2,090
147	Xactly Corp. (a)	1,262

		20,342

	IT Services — 2.4%
161	Convergys Corp.	4,109
23	EVERTEC, Inc., (Puerto Rico)	497
42	Heartland Payment Systems, Inc.	2,286
77	ModusLink Global Solutions, Inc. (a)	262
80	MoneyGram International, Inc. (a)	732
127	Science Applications International Corp.	6,691
368	Unisys Corp. (a) (m)	7,347
33	Vantiv, Inc., Class A (a)	1,276

		23,200

	Semiconductors & Semiconductor Equipment — 3.3%
204	Brooks Automation, Inc.	2,330
98	Cohu, Inc.	1,290
518	Fairchild Semiconductor International, Inc. (a)	9,003
52	First Solar, Inc. (a)	2,438
223	Integrated Device Technology, Inc. (a)	4,830
204	Intersil Corp., Class A	2,556
224	PMC-Sierra, Inc. (a)	1,917
68	Qorvo, Inc. (a)	5,468
437	Ultra Clean Holdings, Inc. (a)	2,723

		32,555

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — 5.1%
130	ACI Worldwide, Inc. (a)	3,194
309	Aspen Technology, Inc. (a)	14,093
414	AVG Technologies N.V., (Netherlands) (a)	11,265
198	EnerNOC, Inc. (a)	1,925
55	Fair Isaac Corp.	4,984
72	Manhattan Associates, Inc. (a)	4,295
15	Qualys, Inc. (a)	617
316	Take-Two Interactive Software, Inc. (a)	8,701

		49,074

	Total Information Technology	170,692

	Materials — 3.2%
	Chemicals — 1.4%
299	Intrepid Potash, Inc. (a)	3,570
105	Minerals Technologies, Inc.	7,147
74	OM Group, Inc.	2,480

		13,197

	Containers & Packaging — 1.0%
587	Graphic Packaging Holding Co.	8,183
75	Myers Industries, Inc.	1,423

		9,606

	Metals & Mining — 0.7%
114	Century Aluminum Co. (a)	1,187
88	SunCoke Energy, Inc.	1,144
160	Worthington Industries, Inc.	4,806

		7,137

	Paper & Forest Products — 0.1%
28	Domtar Corp., (Canada)	1,163

	Total Materials	31,103

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
584	Cincinnati Bell, Inc. (a)	2,231
75	FairPoint Communications, Inc. (a)	1,365
88	magicJack VocalTec Ltd., (Israel) (a)	656
98	Premiere Global Services, Inc. (a)	1,009
634	Vonage Holdings Corp. (a)	3,111
188	Windstream Holdings, Inc.	1,201

	Total Telecommunication Services	9,573

	Utilities — 3.2%
	Electric Utilities — 0.8%
72	El Paso Electric Co.	2,496
53	PNM Resources, Inc.	1,309
107	Portland General Electric Co.	3,538

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electric Utilities — continued
13		Spark Energy, Inc., Class A	206

			7,549

		Gas Utilities — 0.9%
33		AGL Resources, Inc.	1,539
42		Laclede Group, Inc. (The)	2,202
69		New Jersey Resources Corp.	1,893
41		Piedmont Natural Gas Co., Inc.	1,437
36		Southwest Gas Corp.	1,915

			8,986

		Independent Power & Renewable Electricity Producers — 0.8%
815		Atlantic Power Corp.	2,510
92		Ormat Technologies, Inc.	3,451
180		Vivint Solar, Inc. (a)	2,191

			8,152

		Multi-Utilities — 0.1%
20		NorthWestern Corp.	956

		Water Utilities — 0.6%
152		American States Water Co.	5,695

		Total Utilities	31,338

		Total Common Stocks (Cost $829,177)	937,869

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 2.4%
		Investment Company — 2.4%
23,360		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $23,360)	23,360

		Total Investments — 98.9% (Cost $852,537)	961,229
		Other Assets in Excess of Liabilities — 1.1% (c)	10,319

		NET ASSETS — 100.0%	$971,548

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
240	E-mini Russell 2000	09/18/15	USD	$30,010	$(235)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares, number of warrants or dollars).
(i)	— Security has been deemed illiquid and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$504,566		$779,572	$3,231,993
Investments in affiliates, at value	831		22,565	161,301

Total investment securities, at value	505,397		802,137	3,393,294
Deposits at broker for futures contracts	—		1,265	—
Receivables:
Investment securities sold	9,316		28,045	7,523
Fund shares sold	937		1,504	3,937
Dividends from non-affiliates	199		773	3,814
Dividends from affiliates	—	(a)	1	7
Variation margin on futures contracts	—		122	—

Total Assets	515,849		833,847	3,408,575

LIABILITIES:
Payables:
Investment securities purchased	4,149		17,072	8,370
Fund shares redeemed	1,225		316	2,830
Accrued liabilities:
Investment advisory fees	273		322	1,801
Administration fees	35		—	230
Distribution fees	46		—	164
Shareholder servicing fees	104		169	337
Custodian and accounting fees	15		19	45
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	1
Transfer agent fees	111		222	771
Other	95		74	188

Total Liabilities	6,053		18,195	14,737

Net Assets	$509,796		$815,652	$3,393,838

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$314,536	$570,606	$2,035,712
Accumulated undistributed (distributions in excess of) net investment income	(1,638)	3,671	7,031
Accumulated net realized gains (losses)	39,954	56,505	140,766
Net unrealized appreciation (depreciation)	156,944	184,870	1,210,329

Total Net Assets	$509,796	$815,652	$3,393,838

Net Assets:
Class A	$73,175	$—	$674,619
Class C	50,162	—	35,783
Class R2	—	—	3,446
Class R5	—	—	1,244,878
Select Class	386,459	815,652	1,435,112

Total	$509,796	$815,652	$3,393,838

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,811	—	15,100
Class C	2,283	—	1,013
Class R2	—	—	78
Class R5	—	—	24,686
Select Class	13,638	14,519	28,528

Net Asset Value (a):
Class A — Redemption price per share	$26.04	$—	$44.68
Class C — Offering price per share (b)	21.97	—	35.32
Class R2 — Offering and redemption price per share	—	—	44.04
Class R5 — Offering and redemption price per share	—	—	50.43
Select Class — Offering and redemption price per share	28.34	56.18	50.31
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.48	$—	$47.16

Cost of investments in non-affiliates	$347,622	$594,334	$2,021,664
Cost of investments in affiliates	831	22,565	161,301

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,227,803	$1,807,998	$937,869
Investments in affiliates, at value	7,123	58,498	23,360

Total investment securities, at value	1,234,926	1,866,496	961,229
Cash	—	6	1
Deposits at broker for futures contracts	—	2,315	1,248
Due from custodian	934	3,309	—
Receivables:
Investment securities sold	22,608	63,717	49,665
Fund shares sold	1,070	11,205	6,510
Dividends from non-affiliates	483	3,849	1,183
Dividends from affiliates	2	5	2
Variation margin on futures contracts	—	205	118

Total Assets	1,260,023	1,951,107	1,019,956

LIABILITIES:
Payables:
Due to custodian	—	1	—
Investment securities purchased	11,097	72,973	47,133
Fund shares redeemed	2,573	5,328	318
Accrued liabilities:
Investment advisory fees	662	997	454
Administration fees	83	127	65
Distribution fees	84	181	84
Shareholder servicing fees	118	232	74
Custodian and accounting fees	21	29	18
Trustees’ and Chief Compliance Officer’s fees	2	1	1
Other	314	495	261

Total Liabilities	14,954	80,364	48,408

Net Assets	$1,245,069	$1,870,743	$971,548

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$839,654	$1,557,455	$838,211
Accumulated undistributed (distributions in excess of) net investment income	(2,802)	1,913	2,417
Accumulated net realized gains (losses)	62,709	54,949	22,463
Net unrealized appreciation (depreciation)	345,508	256,426	108,457

Total Net Assets	$1,245,069	$1,870,743	$971,548

Net Assets:
Class A	$266,805	$618,977	$240,064
Class C	26,297	49,815	45,202
Class R2	28,364	48,675	17,846
Class R5	—	103,149	—
Class R6	486,724	554,522	69,755
Institutional Class	279,248	—	352,036
Select Class	157,631	495,605	246,645

Total	$1,245,069	$1,870,743	$971,548

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	18,403	23,227	14,153
Class C	2,286	2,188	2,746
Class R2	1,998	1,837	1,064
Class R5	—	3,683	—
Class R6	30,396	19,782	4,035
Institutional Class	17,532	—	20,378
Select Class	10,098	17,697	14,265

Net Asset Value (a):
Class A — Redemption price per share	$14.50	$26.65	$16.96
Class C — Offering price per share (b)	11.50	22.77	16.46
Class R2 — Offering and redemption price per share	14.20	26.49	16.77
Class R5 — Offering and redemption price per share	—	28.01	—
Class R6 — Offering and redemption price per share	16.01	28.03	17.29
Institutional Class — Offering and redemption price per share	15.93	—	17.28
Select Class — Offering and redemption price per share	15.61	28.00	17.29
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.30	$28.13	$17.90

Cost of investments in non-affiliates	$882,295	$1,551,165	$829,177
Cost of investments in affiliates	7,123	58,498	23,360

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Dividend income from non-affiliates	2,274	10,786	49,325
Dividend income from affiliates	3	6	46

Total investment income	2,277	10,793	49,371

EXPENSES:
Investment advisory fees	3,485	4,815	21,817
Administration fees	441	609	2,761
Distribution fees:
Class A	178	—	1,722
Class B (a)	3	—	23
Class C	377	—	277
Class R2	—	—	18
Shareholder servicing fees:
Class A	178	—	1,722
Class B (a)	1	—	8
Class C	126	—	92
Class R2	—	—	9
Class R5	—	—	583
Select Class	1,035	1,852	3,644
Custodian and accounting fees	39	66	109
Interest expense to affiliates	— (b)	—	—	(b)
Professional fees	52	51	73
Trustees’ and Chief Compliance Officer’s fees	5	7	33
Printing and mailing costs	97	65	367
Registration and filing fees	71	49	151
Transfer agent fees	426	836	3,758
Other	122	14	262

Total expenses	6,636	8,364	37,429

Less fees waived	(718)	(2,471)	(4,077)
Less expense reimbursements	(17)	—	—	(b)

Net expenses	5,901	5,893	33,352

Net investment income (loss)	(3,624)	4,900	16,019

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	60,975	74,401	217,676
Futures	—	1,236	—

Net realized gain (loss)	60,975	75,637	217,676

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	8,299	(29,995)	22,116
Futures	—	(551)	—

Change in net unrealized appreciation/depreciation	8,299	(30,546)	22,116

Net realized/unrealized gains (losses)	69,274	45,091	239,792

Change in net assets resulting from operations	$65,650	$49,991	$255,811

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$1
Dividend income from non-affiliates	4,952	34,214	10,751
Dividend income from affiliates	10	31	11

Total investment income	4,962	34,247	10,763

EXPENSES:
Investment advisory fees	7,517	10,642	4,417
Administration fees	951	1,346	605
Distribution fees:
Class A	652	1,317	429
Class B (a)	12	18	—
Class C	193	373	229
Class R2	140	237	57
Shareholder servicing fees:
Class A	652	1,317	429
Class B (a)	4	6	—
Class C	64	124	76
Class R2	70	119	29
Class R5	—	43	—
Institutional Class	278	—	273
Select Class	370	1,067	487
Custodian and accounting fees	57	87	57
Professional fees	58	66	55
Trustees’ and Chief Compliance Officer’s fees	11	16	6
Printing and mailing costs	89	190	65
Registration and filing fees	90	103	154
Transfer agent fees	1,101	2,009	892
Other	26	26	33

Total expenses	12,335	19,106	8,293

Less fees waived	(1,241)	(1,857)	(807)
Less expense reimbursements	(20)	(81)	(31)

Net expenses	11,074	17,168	7,455

Net investment income (loss)	(6,112)	17,079	3,308

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	105,332	78,682	34,286
Futures	—	3,900	2,613

Net realized gain (loss)	105,332	82,582	36,899

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	49,185	(75,867)	23,956
Futures	—	(1,821)	(747)

Change in net unrealized appreciation/depreciation	49,185	(77,688)	23,209

Net realized/unrealized gains (losses)	154,517	4,894	60,108

Change in net assets resulting from operations	$148,405	$21,973	$63,416

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,624)	$(4,526)	$4,900	$1,798
Net realized gain (loss)	60,975	59,230	75,637	80,341
Change in net unrealized appreciation/depreciation	8,299	39,546	(30,546)	73,289

Change in net assets resulting from operations	65,650	94,250	49,991	155,428

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(5,692)	(7,308)	—	—
Class B (a)
From net realized gains	(37)	(72)	—	—
Class C
From net realized gains	(4,687)	(5,669)	—	—
Select Class
From net investment income	—	—	(1,375)	(3,196)
From net realized gains	(32,531)	(30,984)	(72,101)	(30,439)

Total distributions to shareholders	(42,947)	(44,033)	(73,476)	(33,635)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(72,931)	(9,967)	135,830	59,219

NET ASSETS:
Change in net assets	(50,228)	40,250	112,345	181,012
Beginning of period	560,024	519,774	703,307	522,295

End of period	$509,796	$560,024	$815,652	$703,307

Accumulated undistributed (distributions in excess of) net investment income	$(1,638)	$(2,468)	$3,671	$(28)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,019	$16,224	$(6,112)	$(6,681)
Net realized gain (loss)	217,676	337,200	105,332	107,813
Distributions of capital gains received from investment company affiliates	—	1	—	—
Change in net unrealized appreciation/depreciation	22,116	297,373	49,185	79,679

Change in net assets resulting from operations	255,811	650,798	148,405	180,811

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,326)	(1,154)	—	—
From net realized gains	(72,144)	(39,200)	(20,645)	(27,816)
Class B (a)
From net realized gains	(441)	(468)	(176)	(372)
Class C
From net realized gains	(4,673)	(2,540)	(2,503)	(3,356)
Class R2
From net realized gains	(372)	(285)	(2,202)	(3,175)
Class R5
From net investment income	(7,331)	(5,697)	—	—
From net realized gains	(107,883)	(48,030)	—	—
Class R6
From net realized gains	—	—	(30,237)	(27,222)
Institutional Class
From net realized gains	—	—	(20,050)	(26,893)
Select Class
From net investment income	(6,696)	(4,998)	—	—
From net realized gains	(140,920)	(64,468)	(10,568)	(13,777)

Total distributions to shareholders	(341,786)	(166,840)	(86,381)	(102,611)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	70,368	228,662	25,731	147,196

NET ASSETS:
Change in net assets	(15,607)	712,620	87,755	225,396
Beginning of period	3,409,445	2,696,825	1,157,314	931,918

End of period	$3,393,838	$3,409,445	$1,245,069	$1,157,314

Accumulated undistributed (distributions in excess of) net investment income	$7,031	$7,594	$(2,802)	$(4,080)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,079	$8,145	$3,308	$543
Net realized gain (loss)	82,582	93,483	36,899	16,977
Change in net unrealized appreciation/depreciation	(77,688)	129,626	23,209	56,837

Change in net assets resulting from operations	21,973	231,254	63,416	74,357

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,063)	(1,828)	—	(72)
From net realized gains	(24,585)	(10,944)	(5,065)	(1,746)
Class B (a)
From net investment income	(10)	(8)	—	—
From net realized gains	(142)	(101)	—	—
Class C
From net investment income	(237)	(123)	—	—
From net realized gains	(2,788)	(1,424)	(879)	(246)
Class R2
From net investment income	(253)	(82)	—	(6)
From net realized gains	(2,245)	(741)	(339)	(98)
Class R5
From net investment income	(897)	(467)	—	—
From net realized gains	(3,945)	(1,547)	—	—
Class R6
From net investment income	(5,716)	(2,662)	(152)	(146)
From net realized gains	(23,274)	(8,043)	(1,577)	(738)
Institutional Class
From net investment income	—	—	(689)	(275)
From net realized gains	—	—	(8,505)	(1,543)
Select Class
From net investment income	(4,081)	(2,226)	(184)	(207)
From net realized gains	(19,170)	(8,523)	(5,885)	(2,006)

Total distributions to shareholders	(91,406)	(38,719)	(23,275)	(7,083)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	381,022	468,137	349,644	341,780

NET ASSETS:
Change in net assets	311,589	660,672	389,785	409,054
Beginning of period	1,559,154	898,482	581,763	172,709

End of period	$1,870,743	$1,559,154	$971,548	$581,763

Accumulated undistributed (distributions in excess of) net investment income	$1,913	$282	$2,417	$254

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,741	$23,858	$—	$—
Distributions reinvested	4,072	5,262	—	—
Cost of shares redeemed	(32,156)	(26,472)	—	—
Conversion from Class B Shares	366	76	—	—

Change in net assets resulting from Class A capital transactions	$(15,977)	$2,724	$—	$—

Class B (a)
Proceeds from shares issued	$8	$23	$—	$—
Distributions reinvested	33	66	—	—
Cost of shares redeemed	(202)	(351)	—	—
Conversion to Class A Shares	(366)	(76)	—	—

Change in net assets resulting from Class B capital transactions	$(527)	$(338)	$—	$—

Class C
Proceeds from shares issued	$12,653	$19,447	$—	$—
Distributions reinvested	515	655	—	—
Cost of shares redeemed	(19,389)	(22,674)	—	—

Change in net assets resulting from Class C capital transactions	$(6,221)	$(2,572)	$—	$—

Select Class
Proceeds from shares issued	$109,502	$149,852	$165,199	$99,370
Distributions reinvested	32,251	30,591	69,335	31,856
Cost of shares redeemed	(191,959)	(190,224)	(98,704)	(72,007)

Change in net assets resulting from Select Class capital transactions	$(50,206)	$(9,781)	$135,830	$59,219

Total change in net assets resulting from capital transactions	$(72,931)	$(9,967)	$135,830	$59,219

SHARE TRANSACTIONS:
Class A
Issued	487	941	—	—
Reinvested	179	218	—	—
Redeemed	(1,334)	(1,048)	—	—
Conversion from Class B Shares	14	3	—	—

Change in Class A Shares	(654)	114	—	—

Class B (a)
Issued	1	1	—	—
Reinvested	1	3	—	—
Redeemed	(10)	(16)	—	—
Conversion to Class A Shares	(16)	(3)	—	—

Change in Class B Shares	(24)	(15)	—	—

Class C
Issued	625	893	—	—
Reinvested	27	32	—	—
Redeemed	(935)	(1,034)	—	—

Change in Class C Shares	(283)	(109)	—	—

Select Class
Issued	4,202	5,539	2,959	1,841
Reinvested	1,306	1,176	1,342	602
Redeemed	(7,272)	(6,999)	(1,763)	(1,319)

Change in Select Class Shares	(1,764)	(284)	2,538	1,124

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$108,279	$142,948	$41,024	$86,393
Distributions reinvested	66,061	36,174	19,785	26,847
Cost of shares redeemed	(213,835)	(247,996)	(88,174)	(100,660)
Conversion from Class B Shares	1,096	157	1,416	166

Change in net assets resulting from Class A capital transactions	$(38,399)	$(68,717)	$(25,949)	$12,746

Class B (a)
Proceeds from shares issued	$54	$109	$18	$108
Distributions reinvested	405	440	165	299
Cost of shares redeemed	(4,544)	(4,236)	(832)	(1,368)
Conversion to Class A Shares	(1,096)	(157)	(1,416)	(166)

Change in net assets resulting from Class B capital transactions	$(5,181)	$(3,844)	$(2,065)	$(1,127)

Class C
Proceeds from shares issued	$1,597	$1,754	$1,657	$3,615
Distributions reinvested	3,928	2,078	2,095	2,792
Cost of shares redeemed	(7,262)	(6,514)	(5,918)	(5,082)

Change in net assets resulting from Class C capital transactions	$(1,737)	$(2,682)	$(2,166)	$1,325

Class R2
Proceeds from shares issued	$864	$1,876	$3,831	$9,894
Distributions reinvested	267	169	2,147	3,015
Cost of shares redeemed	(1,407)	(3,854)	(9,815)	(10,303)

Change in net assets resulting from Class R2 capital transactions	$(276)	$(1,809)	$(3,837)	$2,606

Class R5
Proceeds from shares issued	$212,080	$341,675	$—	$—
Distributions reinvested	108,316	50,412	—	—
Cost of shares redeemed	(227,737)	(187,973)	—	—

Change in net assets resulting from Class R5 capital transactions	$92,659	$204,114	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$120,496	$107,896
Distributions reinvested	—	—	30,237	27,222
Cost of shares redeemed	—	—	(46,820)	(52,030)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$103,913	$83,088

Institutional Class
Proceeds from shares issued	$—	$—	$65,873	$127,596
Distributions reinvested	—	—	18,418	24,325
Cost of shares redeemed	—	—	(121,813)	(97,844)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(37,522)	$54,077

Select Class
Proceeds from shares issued	$365,334	$436,244	$35,361	$51,702
Distributions reinvested	136,721	63,813	9,680	12,567
Cost of shares redeemed	(478,753)	(398,457)	(51,684)	(69,788)

Change in net assets resulting from Select Class capital transactions	$23,302	$101,600	$(6,643)	$(5,519)

Total change in net assets resulting from capital transactions	$70,368	$228,662	$25,731	$147,196

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,447	3,253	3,026	6,033
Reinvested	1,602	848	1,564	2,002
Redeemed	(4,844)	(5,680)	(6,513)	(7,045)
Conversion from Class B Shares	24	4	96	12

Change in Class A Shares	(771)	(1,575)	(1,827)	1,002

Class B (a)
Issued	2	3	1	11
Reinvested	12	13	17	29
Redeemed	(127)	(117)	(80)	(124)
Conversion to Class A Shares	(31)	(4)	(129)	(15)

Change in Class B Shares	(144)	(105)	(191)	(99)

Class C
Issued	47	49	154	311
Reinvested	120	60	208	255
Redeemed	(203)	(180)	(544)	(437)

Change in Class C Shares	(36)	(71)	(182)	129

Class R2
Issued	20	44	288	698
Reinvested	7	4	173	229
Redeemed	(33)	(88)	(730)	(729)

Change in Class R2 Shares	(6)	(40)	(269)	198

Class R5
Issued	4,248	7,041	—	—
Reinvested	2,321	1,058	—	—
Redeemed	(4,580)	(3,834)	—	—

Change in Class R5 Shares	1,989	4,265	—	—

Class R6
Issued	—	—	8,080	7,124
Reinvested	—	—	2,169	1,867
Redeemed	—	—	(3,169)	(3,418)

Change in Class R6 Shares	—	—	7,080	5,573

Institutional Class
Issued	—	—	4,442	8,158
Reinvested	—	—	1,328	1,674
Redeemed	—	—	(8,156)	(6,418)

Change in Institutional Class Shares	—	—	(2,386)	3,414

Select Class
Issued	7,313	9,006	2,421	3,395
Reinvested	2,941	1,344	711	879
Redeemed	(9,609)	(8,177)	(3,538)	(4,528)

Change in Select Class Shares	645	2,173	(406)	(254)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$267,230	$248,875	$158,127	$95,000
Distributions reinvested	26,931	12,217	4,623	1,637
Cost of shares redeemed	(168,313)	(142,413)	(59,204)	(35,876)
Conversion from Class B Shares	2,069	175	—	—

Change in net assets resulting from Class A capital transactions	$127,917	$118,854	$103,546	$60,761

Class B (a)
Proceeds from shares issued	$35	$11	$—	$—
Distributions reinvested	150	106	—	—
Cost of shares redeemed	(1,071)	(1,189)	—	—
Conversion to Class A Shares	(2,069)	(175)	—	—

Change in net assets resulting from Class B capital transactions	$(2,955)	$(1,247)	$—	$—

Class C
Proceeds from shares issued	$7,961	$13,317	$25,684	$15,087
Distributions reinvested	2,683	1,374	772	203
Cost of shares redeemed	(10,808)	(10,049)	(5,242)	(2,232)

Change in net assets resulting from Class C capital transactions	$(164)	$4,642	$21,214	$13,058

Class R2
Proceeds from shares issued	$17,717	$35,618	$11,570	$7,974
Distributions reinvested	2,299	734	335	104
Cost of shares redeemed	(17,153)	(8,241)	(4,428)	(979)

Change in net assets resulting from Class R2 capital transactions	$2,863	$28,111	$7,477	$7,099

Class R5
Proceeds from shares issued	$46,041	$75,057	$—	$—
Distributions reinvested	4,335	987	—	—
Cost of shares redeemed	(23,688)	(38,175)	—	—

Change in net assets resulting from Class R5 capital transactions	$26,688	$37,869	$—	$—

Class R6
Proceeds from shares issued	$149,197	$220,005	$39,209	$30,227
Distributions reinvested	28,990	10,705	1,450	884
Cost of shares redeemed	(58,319)	(35,099)	(19,367)	(9,167)

Change in net assets resulting from Class R6 capital transactions	$119,868	$195,611	$21,292	$21,944

Institutional Class
Proceeds from shares issued	$—	$—	$184,860	$200,414
Distributions reinvested	—	—	8,769	1,623
Cost of shares redeemed	—	—	(73,427)	(34,113)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$120,202	$167,924

Select Class
Proceeds from shares issued	$210,959	$180,916	$114,544	$99,637
Distributions reinvested	20,813	9,746	5,585	1,883
Cost of shares redeemed	(124,967)	(106,365)	(44,216)	(30,526)

Change in net assets resulting from Select Class capital transactions	$106,805	$84,297	$75,913	$70,994

Total change in net assets resulting from capital transactions	$381,022	$468,137	$349,644	$341,780

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	9,914	9,450	9,673	6,312
Reinvested	1,055	470	298	111
Redeemed	(6,295)	(5,425)	(3,624)	(2,385)
Conversion from Class B Shares	76	7	—	—

Change in Class A Shares	4,750	4,502	6,347	4,038

Class B (a)
Issued	2	1	—	—
Reinvested	7	5	—	—
Redeemed	(47)	(52)	—	—
Conversion to Class A Shares	(88)	(8)	—	—

Change in Class B Shares	(126)	(54)	—	—

Class C
Issued	349	584	1,604	1,017
Reinvested	123	61	51	14
Redeemed	(471)	(441)	(330)	(150)

Change in Class C Shares	1	204	1,325	881

Class R2
Issued	669	1,353	706	532
Reinvested	91	28	22	7
Redeemed	(646)	(312)	(271)	(65)

Change in Class R2 Shares	114	1,069	457	474

Class R5
Issued	1,643	2,744	—	—
Reinvested	161	36	—	—
Redeemed	(843)	(1,358)	—	—

Change in Class R5 Shares	961	1,422	—	—

Class R6
Issued	5,312	8,000	2,338	2,006
Reinvested	1,077	390	92	58
Redeemed	(2,075)	(1,270)	(1,156)	(594)

Change in Class R6 Shares	4,314	7,120	1,274	1,470

Institutional Class
Issued	—	—	11,156	12,964
Reinvested	—	—	554	107
Redeemed	—	—	(4,455)	(2,213)

Change in Institutional Class Shares	—	—	7,255	10,858

Select Class
Issued	7,576	6,600	6,883	6,536
Reinvested	775	356	354	125
Redeemed	(4,468)	(3,845)	(2,668)	(1,971)

Change in Select Class Shares	3,883	3,111	4,569	4,690

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2015	$25.11	$(0.20	)(d)	$3.17	$2.97	$(2.04)
Year Ended June 30, 2014	23.10	(0.24	)(d)	4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(d)(e)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(d)(f)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(d)	6.56	6.40	—

Class C
Year Ended June 30, 2015	21.61	(0.28	)(d)	2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32	)(d)	3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(d)(e)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(d)	5.86	5.63	—

Select Class
Year Ended June 30, 2015	27.08	(0.15	)(d)	3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19	)(d)	4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(d)(e)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(d)(f)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(d)	6.94	6.83	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23) and $(0.10) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)% and (0.53)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.04	13.02%	$73,175	1.25%	(0.82)%		1.44%	48%
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(e)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(f)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79

21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(e)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(f)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79

28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(e)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(f)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2015	$58.70	$0.37	(d)	$3.20	$3.57	$(0.10)	$(5.99)	$(6.09)
Year Ended June 30, 2014	48.11	0.15	(e)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(f)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(g)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$56.18	7.01%	$815,652	0.80%	0.66%		1.13%	56%
58.70	28.95	703,307	0.79	0.28	(e)	1.12	51
48.11	29.50	522,295	0.79	0.84	(f)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(g)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2015	$46.56	$0.08	(d)	$2.98	$3.06	$(0.08)	$(4.86)	$(4.94)
Year Ended June 30, 2014	39.94	0.10	(d)(e)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(d)(f)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(d)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(d)	10.15	10.29	(0.06)	(1.05)	(1.11)

Class C
Year Ended June 30, 2015	37.96	(0.12	)(d)	2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(d)(e)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(d)(f)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(d)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(d)	8.73	8.71	—	(1.05)	(1.05)

Class R2
Year Ended June 30, 2015	45.99	(0.04	)(d)	2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(d)(e)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(d)(f)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(d)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(d)	10.06	10.13	—	(1.05)	(1.05)

Class R5
Year Ended June 30, 2015	51.88	0.34	(d)	3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(d)(e)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(d)(f)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(d)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(d)	11.06	11.37	(0.20)	(1.05)	(1.25)

Select Class
Year Ended June 30, 2015	51.78	0.24	(d)	3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(d)(e)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(d)(f)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(d)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(d)	11.02	11.29	(0.14)	(1.05)	(1.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$44.68	7.49%	$674,619	1.29%	0.17%		1.39%	20%
46.56	23.27	738,967	1.29	0.23	(e)	1.37	30
39.94	23.11	696,784	1.29	0.78	(f)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39

35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(e)	1.87	30
33.06	22.50	37,039	1.79	0.28	(f)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39

44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(e)	1.62	30
39.52	22.80	4,909	1.54	0.53	(f)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39

50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(e)	0.92	30
44.21	23.71	814,942	0.79	1.25	(f)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39

50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(e)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(f)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2015	$13.96	$(0.11	)(f)(g)	$1.77	$1.66	$(1.12)
Year Ended June 30, 2014	13.00	(0.12	)(f)	2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)(h)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(i)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—

Class C
Year Ended June 30, 2015	11.36	(0.14	)(f)(g)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16	)(f)	2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)(h)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(i)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—

Class R2
Year Ended June 30, 2015	13.73	(0.14	)(f)(g)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16	)(f)	2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)(h)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(i)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—

Class R6
Year Ended June 30, 2015	15.23	(0.05	)(f)(g)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06	)(f)	2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(h)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(i)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (l) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

Institutional Class
Year Ended June 30, 2015	15.17	(0.06	)(f)(g)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07	)(f)	2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)(h)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(i)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—

Select Class
Year Ended June 30, 2015	14.91	(0.08	)(f)(g)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09	)(f)	2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)(h)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(i)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.10), $(0.02), $(0.27) and $(0.40) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.50	13.04%	$266,805	1.25%	(0.82	)%(g)	1.42%	50%
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(h)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(i)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79

11.50	12.47	26,297	1.75	(1.32	)(g)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(h)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(i)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79

14.20	12.74	28,364	1.50	(1.07	)(g)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(h)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(i)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79

16.01	13.55	486,724	0.75	(0.31	)(g)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	—	(h)(k)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(i)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

15.93	13.47	279,248	0.85	(0.42	)(g)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(h)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(i)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79

15.61	13.29	157,631	1.00	(0.57	)(g)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(h)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(i)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2015	$27.98	$0.22	(d)	$(0.01)	$0.21	$(0.20)	$(1.34)	$(1.54)
Year Ended June 30, 2014	23.77	0.12	(d)(e)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(d)(f)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(d)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(d)	4.46	4.58	(0.12)	—	(0.12)

Class C
Year Ended June 30, 2015	24.19	0.05	(d)	(0.01)	0.04	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(d)(e)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(d)(f)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(d)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(d)	3.92	3.93	(0.07)	—	(0.07)

Class R2
Year Ended June 30, 2015	27.83	0.16	(d)	(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(d)(e)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(d)(f)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(d)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(d)	4.45	4.53	(0.11)	—	(0.11)

Class R5
Year Ended June 30, 2015	29.31	0.34	(d)	(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(d)(e)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(d)(f)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(d)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(d)	4.66	4.84	(0.17)	—	(0.17)

Class R6
Year Ended June 30, 2015	29.33	0.37	(d)	(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(d)(e)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(d)(f)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(d)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(d)	4.65	4.85	(0.17)	—	(0.17)

Select Class
Year Ended June 30, 2015	29.31	0.31	(d)	(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(d)(e)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(d)(f)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(d)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(d)	4.65	4.82	(0.15)	—	(0.15)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.65	1.04%	$618,977	1.24%	0.84%		1.44%	38%
27.98	21.24	516,950	1.24	0.46	(e)	1.40	40
23.77	28.08	332,177	1.24	0.98	(f)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43

22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(e)	1.89	40
20.73	27.35	41,108	1.85	0.34	(f)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43

26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(e)	1.66	40
23.67	27.79	15,500	1.49	0.69	(f)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43

28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(e)	0.95	40
24.85	28.53	32,304	0.90	1.28	(f)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43

28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(e)	0.90	40
24.87	28.62	207,613	0.85	1.32	(f)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43

28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(e)	1.15	40
24.86	28.47	266,018	0.99	1.19	(f)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2015	$16.25	$0.03	(f)	$1.22		$1.25	$—	$(0.54)	$(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(f)(g)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(h)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(i)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(j)	2.86		2.86	(0.03)	—	(0.03)

Class C
Year Ended June 30, 2015	15.86	(0.05	)(f)	1.19		1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(f)(g)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(h)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(i)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—

Class R2
Year Ended June 30, 2015	16.12	(0.01	)(f)	1.20		1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(f)(g)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(h)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (k) through June 30, 2012	9.02	—	(f)(j)	1.27	(i)	1.27	(0.04)	—	(0.04)

Class R6
Year Ended June 30, 2015	16.52	0.12	(f)	1.24		1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(h)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (k) through June 30, 2012	9.13	0.05	(f)	1.29	(i)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2015	16.51	0.11	(f)	1.24		1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(h)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(i)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)

Select Class
Year Ended June 30, 2015	16.53	0.08	(f)	1.24		1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(f)(g)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(h)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(i)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.96	7.98%		$240,064	1.25%	0.21%		1.40%	56%
16.25	25.86		126,858	1.25	(0.08	)(g)	1.34	51
13.17	28.54		49,607	1.25	0.31	(h)	1.43	54
10.31	(2.92	)(i)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48

16.46	7.47		45,202	1.75	(0.28)		1.88	56
15.86	25.27		22,539	1.75	(0.57	)(g)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(h)	1.93	54
10.14	(3.43	)(i)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48

16.77	7.66		17,846	1.50	(0.04)		1.66	56
16.12	25.66		9,785	1.50	(0.32	)(g)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(h)	1.65	54
10.25	14.17	(i)	57	1.51	0.02		1.91	74

17.29	8.54		69,755	0.73	0.73		0.76	56
16.52	26.54		45,604	0.75	0.42	(g)	0.84	51
13.35	29.17		17,232	0.75	0.95	(h)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

17.28	8.49		352,036	0.82	0.64		0.94	56
16.51	26.42		216,698	0.82	0.39	(g)	0.94	51
13.35	29.08		30,226	0.82	0.79	(h)	1.05	54
10.43	(2.59	)(i)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48

17.29	8.25		246,645	1.00	0.45		1.11	56
16.53	26.21		160,279	1.00	0.17	(g)	1.09	51
13.37	28.81		66,928	1.00	0.64	(h)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$504,962	$435	$—		$505,397

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$95,199	$—	$—		$95,199
Consumer Staples	28,494	—	—		28,494
Energy	33,154	—	—		33,154
Financials	181,843	—	—		181,843
Health Care	119,009	475	—		119,484
Industrials	123,370	—	—		123,370
Information Technology	136,285	—	—		136,285
Materials	26,312	—	—		26,312
Telecommunication Services	10,391	—	—		10,391
Utilities	24,872	—	—		24,872

Total Common Stocks	778,929	475	—		779,404

Right
Health Care	—	—	168		168
Warrant
Financials	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	22,565	—	—		22,565

Total Investments in Securities	$801,494	$475	$168		$802,137

Depreciation in Other Financial Instruments
Futures Contracts	$(368)	$—	$—		$(368)

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$3,393,294	$—	$—		$3,393,294

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,233,864	$1,062	$—		$1,234,926

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$179,164	$—	$—		$179,164
Consumer Staples	44,168	—	—		44,168
Energy	114,512	—	—		114,512
Financials	720,021	—	—		720,021
Health Care	96,545	—	—		96,545
Industrials	247,986	—	—		247,986
Information Technology	201,122	—	—		201,122
Materials	72,974	—	—		72,974
Telecommunication Services	17,686	—	—		17,686
Utilities	113,820	—	—		113,820

Total Common Stocks	1,807,998	—	—		1,807,998

Warrant
Financials	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	58,498	—	—		58,498

Total Investments in Securities	$1,866,496	$—	$—	(b)	$1,866,496

Depreciation in Other Financial Instruments
Futures Contracts	$(407)	$—	$—		$(407)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$137,322	$—	$—		$137,322
Consumer Staples	23,697	—	—		23,697
Energy	41,873	—	—		41,873
Financials	211,893	—	—		211,893
Health Care	165,242	566	—	(d)	165,808
Industrials	114,570	—	—		114,570
Information Technology	170,692	—	—		170,692
Materials	31,103	—	—		31,103
Telecommunication Services	9,573	—	—		9,573
Utilities	31,338	—	—		31,338

Total Common Stocks	937,303	566	—	(d)	937,869

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Warrant
Financials	$—	$—	$—	(b)	$—	(b)
Short-Term Investment
Investment Company	23,360	—	—		23,360

Total Investments in Securities	$960,663	$566	$—	(d)	$961,229

Depreciation in Other Financial Instruments
Futures Contracts	$(235)	$—	$—		$(235)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a common stock that was disclosed in the Health Care industry on the SOI. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.
(c)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2015, the Funds had no investments in restricted securities.

The following are the values and percentages of net assets of securities deemed to be illiquid as of June 30, 2015 (amounts in thousands):

	Value		Percentage
Small Cap Core Fund	$168		0.0	%(a)
Small Cap Value Fund	—	(b)	—
U.S. Small Company Fund	—	(c)	0.0	(a)

(a)	Amount rounds to less than 0.1%.
(b)	Value is zero.
(c)	Amount rounds to less than $1,000.

C. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$18,317	$54,579	$24,284
Ending Notional Balance Long	35,011	54,392	30,010

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Dynamic Small Cap Growth Fund	$—		$4,454	$(4,454)
Small Cap Core Fund	—		174	(174)
Small Cap Equity Fund	—	(a)	(1,229)	1,229
Small Cap Growth Fund	(1,773)		7,390	(5,617)
Small Cap Value Fund	—	(a)	(191)	191
U.S. Small Company Fund	—		(120)	120

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to litigation payment reclassifications, non-taxable dividends and net operating losses.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—
Small Cap Equity Fund	4	2
Small Cap Growth Fund	6	1
Small Cap Value Fund	26	—	(a)
U.S. Small Company Fund	22	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25	%*	1.75	%*	1.75	%*	n/a	n/a	n/a	n/a	1.00	%*
Small Cap Core Fund	n/a		n/a		n/a		n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30		1.80		1.80		1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25		1.75		1.75		1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25		1.86		1.86		1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26		n/a		1.76		1.51	n/a	0.76	0.83	1.01

*	Prior to March 1, 2014, the contractual expense limitations for Dynamic Small Cap Growth Fund were 1.50%, 2.10%, 2.10% and 1.10% for Class A, Class B, Class C and Select Class, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015, except Class B Shares which are no longer operating. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2015. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$378	$203	$120	$701	$17
Small Cap Core Fund	1,623	609	206	2,438	—
Small Cap Equity Fund	1,348	871	1,595	3,814	—	(a)
Small Cap Growth Fund	321	211	676	1,208	20
Small Cap Value Fund	126	79	1,550	1,755	81
U.S. Small Company Fund	82	52	618	752	31

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2015 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$17
Small Cap Core Fund	33
Small Cap Equity Fund	263
Small Cap Growth Fund	33
Small Cap Value Fund	102
U.S. Small Company Fund	55

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, U.S. Small Company Fund incurred less than $1,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$252,607	$367,839	$—	$—
Small Cap Core Fund	445,662	401,873	—	915
Small Cap Equity Fund	628,739	933,597	—	—
Small Cap Growth Fund	570,154	632,284	—	—
Small Cap Value Fund	910,553	600,398	—	1,670
U.S. Small Company Fund	725,240	393,993	—	610

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$353,020	$169,006	$16,629	$152,377
Small Cap Core Fund	621,725	212,660	32,248	180,412
Small Cap Equity Fund	2,182,938	1,290,974	80,618	1,210,356
Small Cap Growth Fund	896,346	388,750	50,170	338,580
Small Cap Value Fund	1,619,542	348,358	101,404	246,954
U.S. Small Company Fund	857,922	146,087	42,780	103,307

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$6,167	$36,780	$42,947
Small Cap Core Fund	13,046	60,430	73,476
Small Cap Equity Fund	37,796	303,990	341,786
Small Cap Growth Fund	303	86,078	86,381
Small Cap Value Fund	27,790	63,616	91,406
U.S. Small Company Fund	11,336	11,939	23,275

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$13,443	$30,590	$44,033
Small Cap Core Fund	7,885	25,750	33,635
Small Cap Equity Fund	44,213	122,627	166,840
Small Cap Growth Fund	9,192	93,419	102,611
Small Cap Value Fund	14,967	23,752	38,719
U.S. Small Company Fund	4,145	2,938	7,083

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$714	$43,805	$152,377
Small Cap Core Fund	15,008	49,655	180,412
Small Cap Equity Fund	29,585	118,231	1,210,356
Small Cap Growth Fund	—	69,637	338,580
Small Cap Value Fund	2,124	64,235	246,954
U.S. Small Company Fund	5,886	24,153	103,307

For the Funds, the cumulative timing differences primarily consist of late year ordinary loss deferrals, wash sale loss deferrals and non-taxable dividends.

As of June 30, 2015, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2015 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
Dynamic Small Cap Growth Fund	$1,622
Small Cap Growth Fund	2,779

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015. Average borrowings from the Facility for, or at any time during, the year ended June 30, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Small Cap Equity Fund	$11,632	0.23%	3	$—	(a)

(a)	Amount rounds to less than $1,000.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund and Small Cap Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	—%	23.1%
Small Cap Value Fund	10.3	13.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	85

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,096.90	$6.50	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,093.60	9.08	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,098.00	5.20	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Core Fund
Select Class
Actual	1,000.00	1,034.20	3.98	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

Small Cap Equity Fund
Class A
Actual	1,000.00	1,048.10	6.55	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class C
Actual	1,000.00	1,045.30	9.08	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class R2
Actual	1,000.00	1,046.80	7.82	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	1,050.60	4.02	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Select Class
Actual	$1,000.00	$1,049.40	$5.03	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,096.00	6.50	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,093.20	9.08	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,094.00	7.79	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,098.10	3.90	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,097.90	4.42	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,097.00	5.20	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,005.50	6.17	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,002.30	9.18	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,004.10	7.40	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,007.10	4.38	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R6
Actual	1,000.00	1,007.80	3.73	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,006.40	4.93	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

U.S. Small Company Fund
Class A
Actual	1,000.00	1,044.30	6.34	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,041.80	8.86	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,042.90	7.60	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund (continued)
Class R6
Actual	$1,000.00	$1,047.20	$3.65	0.72%
Hypothetical	1,000.00	1,021.22	3.61	0.72
Institutional Class
Actual	1,000.00	1,046.60	4.16	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,045.30	5.07	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deductions
Small Cap Core Fund	71.47
Small Cap Equity Fund	100.00
Small Cap Value Fund	100.00
U.S. Small Company Fund	79.99

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$36,780
Small Cap Core Fund	60,430
Small Cap Equity Fund	303,990
Small Cap Growth Fund	86,078
Small Cap Value Fund	63,616
U.S. Small Company Fund	11,939

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Dynamic Small Cap Growth Fund	$2,325
Small Cap Core Fund	11,910
Small Cap Equity Fund	37,796
Small Cap Growth Fund	303
Small Cap Value Fund	27,790
U.S. Small Company Fund	11,316

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	91

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-SC-615

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2015

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholders,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment – though not reflected in wage growth – drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. However, small cap growth stocks outperformed all other equity categories and growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell Midcap Index returned 6.63%, the Russell Midcap Growth Index returned 9.45% and the Russell Midcap Value Index returned 3.67%.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	14.99%
Russell 3000 Growth Index	10.69%

Net Assets as of 6/30/2015 (In Thousands)	$5,188,280

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the technology and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Regeneron Pharmaceuticals Inc. and Avago Technologies Inc. Shares of Valeant, a drug and medical device maker, rose on strong profit and revenue growth. Shares of Regeneron, a biopharmaceutical company, rose on accelerating sales of its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of

Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and its $37 billion acquisition of Broadcom Corp.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd. and Antero Resources Corp. and its underweight position in Apple Inc. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Antero Resources, an independent oil and gas exploration and production company, declined amid weakness in global oil prices. Shares of Apple, a consumer electronics company, rose on a string of positive earnings announcements.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.8%
2.	Facebook, Inc., Class A	3.7
3.	Gilead Sciences, Inc.	2.8
4.	Google, Inc., Class C	2.7
5.	UnitedHealth Group, Inc.	2.5
6.	Amazon.com, Inc.	2.3
7.	MasterCard, Inc., Class A	2.1
8.	Valeant Pharmaceuticals International, Inc.	2.1
9.	Acuity Brands, Inc.	2.0
10.	Regeneron Pharmaceuticals, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.6%
Health Care	20.5
Consumer Discretionary	16.2
Industrials	11.0
Financials	9.1
Materials	4.5
Energy	2.5
Consumer Staples	1.7
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		14.99%	20.60%	11.38%
With Sales Charge*		8.95	19.33	10.77
CLASS C SHARES	May 1, 2006
Without CDSC		14.43	20.01	10.76
With CDSC**		13.43	20.01	10.76
CLASS R5 SHARES	January 8, 2009	15.42	21.09	11.75
CLASS R6 SHARES	December 23, 2013	15.48	21.12	11.77
SELECT CLASS SHARES	May 1, 2006	15.14	20.84	11.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015 and are no longer offered. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares at the time of their inception. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 7, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.37%
Russell Midcap Index	6.63%

Net Assets as of 6/30/2015 (In Thousands)	$3,303,293

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in both the technology and materials & processing sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and its security selection in the utilities sector detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Humana Inc., Valeant Pharmaceuticals International Inc. and Mohawk Industries Inc. Shares of Humana, a health insurance provider, rose on news of a $33 billion takeover bid from Aetna Inc. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Mohawk Industries, a maker of flooring for residential and commercial property, rose on strong earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd., Laredo Petroleum Holdings Inc. and Southwestern Energy Co. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Laredo Petroleum and Southwestern Energy, both oil and gas exploration and production companies, declined on global weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	1.8%
2.	Sherwin-Williams Co. (The)	1.5
3.	Humana, Inc.	1.5
4.	Carlisle Cos., Inc.	1.4
5.	Amphenol Corp., Class A	1.3
6.	Acuity Brands, Inc.	1.2
7.	CBRE Group, Inc., Class A	1.1
8.	NXP Semiconductors N.V., (Netherlands)	0.9
9.	Alliance Data Systems Corp.	0.9
10.	Brookdale Senior Living, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.5%
Consumer Discretionary	19.0
Information Technology	16.9
Industrials	12.6
Health Care	11.6
Utilities	4.3
Materials	4.2
Consumer Staples	4.2
Energy	3.6
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		9.97%	18.85%	9.68%
With Sales Charge*		4.19	17.57	9.09
CLASS C SHARES	November 2, 2009
Without CDSC		9.44	18.26	9.37
With CDSC**		8.44	18.26	9.37
CLASS R2 SHARES	March 14, 2014	9.71	18.77	9.65
CLASS R5 SHARES	March 14, 2014	10.49	19.30	9.91
CLASS R6 SHARES	March 14, 2014	10.53	19.31	9.92
SELECT CLASS SHARES	January 1, 1997	10.37	19.26	9.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares. Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.72%
Russell Midcap Growth Index	9.45%

Net Assets as of 6/30/2015 (In Thousands)	$3,062,526

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the technology sector and its security selection in the producer durables sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the consumer staples sector and its security selection in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Avago Technologies Ltd. and Electronic Arts Inc. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and its $37 billion acquisition of Broadcom Corp. Shares of Electronic Arts, a maker of video games and software, rose on better-than-expected profit and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd., Laredo Petroleum Holdings Inc. and Kirby Corp. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company, fell amid weakness in global oil prices. Shares of Kirby, a tank and barge operator, fell on disappointing revenue and the lower revision to the company’s earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.3%
2.	Sherwin-Williams Co. (The)	2.3
3.	CBRE Group, Inc., Class A	2.1
4.	Mohawk Industries, Inc.	1.9
5.	NXP Semiconductors N.V., (Netherlands)	1.9
6.	Alliance Data Systems Corp.	1.8
7.	McGraw Hill Financial, Inc.	1.7
8.	Delta Air Lines, Inc.	1.7
9.	Monster Beverage Corp.	1.7
10.	Carlisle Cos., Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Consumer Discretionary	18.9
Health Care	16.4
Industrials	15.5
Financials	11.5
Materials	3.3
Energy	2.7
Consumer Staples	2.6
Short-Term Investment	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
[1]

Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek growth of capital and secondarily, current income by investing primarily in equity securities.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		12.37%	19.83%	10.13%
With Sales Charge*		6.48	18.53	9.54
CLASS C SHARES	November 4, 1997
Without CDSC		11.78	19.22	9.52
With CDSC**		10.78	19.22	9.52
CLASS R2 SHARES	June 19, 2009	12.18	19.64	9.96
CLASS R5 SHARES	November 1, 2011	12.87	20.32	10.51
CLASS R6 SHARES	November 1, 2011	12.96	20.37	10.53
SELECT CLASS SHARES	March 2, 1989	12.72	20.19	10.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	8.19%
Russell Midcap Value Index	3.67%

Net Assets as of 6/30/2015 (In Thousands)	$15,959,073

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s underweight position and security selection in the energy sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and security selection in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kroger Co., Expedia Inc. and Cigna Corp. Shares of Kroger, a supermarket chain not held in the Benchmark, rose on increased consumer spending in the U.S., an increase in its dividend and a share repurchase program. Shares of Expedia, an online travel service not held in the Benchmark, rose on growth in earnings and revenue. Shares of Cigna, a health insurer, rose on news of a $54 billion takeover offer from Anthem Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Southwestern Energy Co. and MSC Industrial Direct Co. and its underweight position in HCA Holdings Inc. Shares of Southwestern Energy, an oil and gas exploration and production company, declined on global weakness in energy prices. Shares of MSC Industrial, a provider of metalworking products, fell after the company forecast sales and earnings below analysts’ estimates. Shares of HCA Holdings, an owner/operator of hospitals and other medical centers that was not held by the Fund, rose on the company’s improved forecast for earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. Relative to the Benchmark, the Fund had an overweight position in consumer discretionary stocks during the twelve month reporting period. The Fund’s largest relative underweight position was in the health care sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cigna Corp.	1.7%
2.	Kohl’s Corp.	1.7
3.	Mohawk Industries, Inc.	1.6
4.	Energen Corp.	1.6
5.	Humana, Inc.	1.6
6.	Jack Henry & Associates, Inc.	1.5
7.	Loews Corp.	1.5
8.	Fifth Third Bancorp	1.5
9.	Arrow Electronics, Inc.	1.5
10.	Synopsys, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.5%
Consumer Discretionary	18.7
Industrials	9.4
Utilities	8.6
Information Technology	8.5
Health Care	6.5
Consumer Staples	5.7
Materials	5.1
Energy	3.9
Short-Term Investment	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		7.68%	18.10%	9.10%
With Sales Charge*		2.04	16.83	8.51
CLASS C SHARES	April 30, 2001
Without CDSC		7.12	17.50	8.55
With CDSC**		6.12	17.50	8.55
CLASS R2 SHARES	November 3, 2008	7.38	17.80	8.91
INSTITUTIONAL CLASS SHARES	November 13, 1997	8.19	18.69	9.63
SELECT CLASS SHARES	October 31, 2001	7.92	18.40	9.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.20%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 6/30/15 (In Thousands)	$290,680

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection process produced positive returns in the energy and health care sectors and negative returns in the consumer discretionary and utilities sectors.

Leading individual detractors from Fund returns included its short positions in Nuance Communications Inc. and Electronic Arts Inc. and its long positions in Kate Spade & Co. Shares of Nuance Communications, a provider of voice recognition and related technologies, rose on strong quarterly earnings and positive trends in the industry. Shares of Electronic Arts, a developer of videogame software and content, rose on positive earnings announcements, strong industry fundamentals and popular new releases. Shares of Kate Spade, a brand name apparel maker, fell on slowing sales growth.

Leading individual contributors to Fund returns included its long position in McDermott International Inc. and its short positions in Rovi Corp. and Southwest Airlines Co. Shares of McDermott International, a provider of engineering and construction services to the energy industry, rose on news of an organizational restructuring and the winning of several large contracts. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents. Shares of Southwest Airlines, a passenger airline operator, fell on weak growth in large markets and volatility in fuel prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Nuance Communications, Inc.	1.0%
2.	Apple, Inc.	1.0
3.	Archer-Daniels-Midland Co.	1.0
4.	eBay, Inc.	1.0
5.	Intuit, Inc.	1.0
6.	Darden Restaurants, Inc.	1.0
7.	Target Corp.	1.0
8.	Electronic Arts, Inc.	1.0
9.	Lowe’s Cos., Inc.	1.0
10.	ServiceMaster Global Holdings, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Brown-Forman Corp., Class B	1.3%
2.	Estee Lauder Cos., Inc. (The), Class A	1.2
3.	McCormick & Co., Inc. (Non-Voting)	1.2
4.	Hain Celestial Group, Inc. (The)	1.2
5.	Dominion Resources, Inc.	1.2
6.	Team Health Holdings, Inc.	1.1
7.	Tenet Healthcare Corp.	1.1
8.	Cooper Cos., Inc. (The)	1.1
9.	Markel Corp.	1.1
10.	Acadia Healthcare Co., Inc.	1.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.3%
Industrials	15.1
Consumer Discretionary	13.2
Health Care	11.3
Consumer Staples	6.9
Energy	4.2
Financials	4.2
Materials	3.9
Utilities	2.9
Telecommunication Services	1.8
Short-Term Investment	13.2

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	23.8%
Industrials	19.9
Consumer Discretionary	15.1
Health Care	12.0
Consumer Staples	9.1
Financials	5.8
Energy	5.1
Materials	4.1
Utilities	3.2
Telecommunication Services	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		(0.40)%	0.33%	0.25%
With Sales Charge*		(5.64)	(0.75)	(0.29)
CLASS C SHARES	May 23, 2003
Without CDSC		(0.96)	(0.32)	(0.45)
With CDSC**		(1.96)	(0.32)	(0.45)
SELECT CLASS SHARES	May 23, 2003	(0.20)	0.57	0.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from June 30, 2015 to June 30, 2015. Return information prior to October 31, 2005 for the Lipper Alternative Equity Market Neutral Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.36%
Russell 3000 Value Index	3.86%

Net Assets as of 6/30/2015 (In Thousands)	$11,294,507

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s underweight position and security selection in the energy sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and security selection in the financial services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Chevron Corp. and its overweight positions in Valeant Pharmaceuticals International Inc. and Aetna Inc. Shares of Chevron, an integrated energy producer not held by the Fund, fell amid continued weakness in global energy prices. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Aetna, a health insurer, rose after the company raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Consol Energy Inc. and Southwestern Energy Co. and its underweight position in JPMorgan Chase & Co. Shares of both Consol Energy and Southwestern Energy, oil and gas exploration and production companies, fell amid continued weakness in global energy prices. Shares of J.P Morgan, a banking and financial services company that cannot be held by the Fund, rose on earnings and revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight position continued to be in the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities.

The Fund’s largest underweight position was in the energy sector. In addition, the Fund’s relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.8%
2.	Exxon Mobil Corp.	2.2
3.	Pfizer, Inc.	2.1
4.	Capital One Financial Corp.	2.0
5.	Bank of America Corp.	1.8
6.	Johnson & Johnson	1.6
7.	Loews Corp.	1.6
8.	American International Group, Inc.	1.6
9.	Kohl’s Corp.	1.5
10.	Merck & Co., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.8%
Consumer Discretionary	14.7
Health Care	8.8
Industrials	7.4
Energy	7.2
Utilities	5.4
Consumer Staples	4.8
Information Technology	4.6
Materials	3.7
Telecommunication Services	1.5
Short-Term Investment	9.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
Without Sales Charge		5.78%	16.69%	9.36%
With Sales Charge*		0.21	15.44	8.77
CLASS C SHARES	February 28, 2005
Without CDSC		5.26	16.11	8.82
With CDSC**		4.26	16.11	8.82
INSTITUTIONAL CLASS SHARES	February 28, 2005	6.36	17.28	9.86
SELECT CLASS SHARES	February 28, 2005	6.05	16.98	9.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 16.4%
	Automobiles — 1.1%
220	Tesla Motors, Inc. (a)	58,937

	Hotels, Restaurants & Leisure — 2.3%
1,858	Hilton Worldwide Holdings, Inc. (a)	51,182
1,246	Starbucks Corp.	66,826

		118,008

	Household Durables — 1.2%
336	Mohawk Industries, Inc. (a)	64,047

	Internet & Catalog Retail — 6.0%
277	Amazon.com, Inc. (a)	120,417
133	Netflix, Inc. (a)	87,373
57	Priceline Group, Inc. (The) (a)	65,052
988	Wayfair, Inc., Class A (a)	37,188

		310,030

	Multiline Retail — 0.8%
518	Dollar General Corp.	40,293

	Specialty Retail — 4.4%
1,044	GameStop Corp., Class A	44,842
859	Home Depot, Inc. (The)	95,416
405	Ulta Salon Cosmetics & Fragrance, Inc. (a)	62,521
662	Urban Outfitters, Inc. (a)	23,177

		225,956

	Textiles, Apparel & Luxury Goods — 0.6%
1,146	Wolverine World Wide, Inc.	32,632

	Total Consumer Discretionary	849,903

	Consumer Staples — 1.7%
	Beverages — 0.9%
347	Monster Beverage Corp. (a)	46,492

	Food & Staples Retailing — 0.8%
1,542	Sprouts Farmers Market, Inc. (a)	41,592

	Total Consumer Staples	88,084

	Energy — 2.6%
	Energy Equipment & Services — 0.4%
284	Dril-Quip, Inc. (a)	21,363

	Oil, Gas & Consumable Fuels — 2.2%
582	Concho Resources, Inc. (a)	66,244
920	Range Resources Corp.	45,440

		111,684

	Total Energy	133,047

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 9.2%
	Banks — 2.0%
872	East West Bancorp, Inc.	39,088
437	Signature Bank (a)	63,928

		103,016

	Capital Markets — 3.5%
321	Affiliated Managers Group, Inc. (a)	70,214
1,069	Lazard Ltd., (Bermuda), Class A	60,132
1,480	TD Ameritrade Holding Corp.	54,486

		184,832

	Diversified Financial Services — 1.5%
757	McGraw Hill Financial, Inc.	76,071

	Insurance — 0.5%
376	AmTrust Financial Services, Inc.	24,608

	Real Estate Management & Development — 1.7%
2,375	CBRE Group, Inc., Class A (a)	87,886

	Total Financials	476,413

	Health Care — 20.8%
	Biotechnology — 8.6%
284	Alexion Pharmaceuticals, Inc. (a)	51,303
725	Celgene Corp. (a)	83,908
1,237	Gilead Sciences, Inc.	144,769
393	Kite Pharma, Inc. (a)	23,967
203	Regeneron Pharmaceuticals, Inc. (a)	103,352
311	Vertex Pharmaceuticals, Inc. (a)	38,427

		445,726

	Health Care Equipment & Supplies — 0.4%
1,566	Novadaq Technologies, Inc., (Canada) (a)	18,968

	Health Care Providers & Services — 7.1%
811	Acadia Healthcare Co., Inc. (a)	63,549
1,056	Envision Healthcare Holdings, Inc. (a)	41,703
364	Humana, Inc. (m)	69,530
277	McKesson Corp.	62,228
1,079	UnitedHealth Group, Inc.	131,650

		368,660

	Health Care Technology — 0.7%
1,245	Veeva Systems, Inc., Class A (a)	34,900

	Life Sciences Tools & Services — 1.9%
703	Fluidigm Corp. (a)	17,008
388	Illumina, Inc. (a)	84,811

		101,819

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 2.1%
487	Valeant Pharmaceuticals International, Inc. (a)	108,187

	Total Health Care	1,078,260

	Industrials — 11.1%
	Airlines — 1.0%
1,304	Delta Air Lines, Inc.	53,581

	Building Products — 2.6%
285	Advanced Drainage Systems, Inc.	8,354
922	Fortune Brands Home & Security, Inc.	42,265
386	Lennox International, Inc.	41,568
833	Trex Co., Inc. (a)	41,160

		133,347

	Electrical Equipment — 2.0%
581	Acuity Brands, Inc.	104,586

	Industrial Conglomerates — 1.4%
750	Carlisle Cos., Inc.	75,100

	Machinery — 1.2%
488	Pall Corp.	60,669

	Road & Rail — 0.6%
441	Old Dominion Freight Line, Inc. (a)	30,265

	Trading Companies & Distributors — 2.3%
1,788	HD Supply Holdings, Inc. (a)	62,913
557	Rush Enterprises, Inc., Class A (a)	14,604
343	Watsco, Inc.	42,418

		119,935

	Total Industrials	577,483

	Information Technology — 30.9%
	Communications Equipment — 1.6%
574	Arista Networks, Inc. (a)	46,911
219	Palo Alto Networks, Inc. (a)	38,329

		85,240

	Electronic Equipment, Instruments & Components — 1.0%
907	Amphenol Corp., Class A	52,579

	Internet Software & Services — 8.1%
232	CoStar Group, Inc. (a)	46,632
664	Dealertrack Technologies, Inc. (a)	41,680
2,256	Facebook, Inc., Class A (a)	193,469
268	Google, Inc., Class C (a)	139,343

		421,124

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 6.7%
239	Alliance Data Systems Corp. (a)	69,803
497	Gartner, Inc. (a)	42,590
1,176	MasterCard, Inc., Class A	109,932
1,145	VeriFone Systems, Inc. (a)	38,898
1,285	Visa, Inc., Class A	86,254

		347,477

	Semiconductors & Semiconductor Equipment — 3.5%
467	Avago Technologies Ltd., (Singapore)	62,052
462	Lam Research Corp.	37,608
843	NXP Semiconductors N.V., (Netherlands) (a)	82,753

		182,413

	Software — 5.6%
705	Adobe Systems, Inc. (a)	57,112
747	Electronic Arts, Inc. (a)	49,682
823	Guidewire Software, Inc. (a)	43,551
1,162	Microsoft Corp.	51,289
601	Mobileye N.V., (Israel) (a)	31,976
437	ServiceNow, Inc. (a)	32,481
291	Workday, Inc., Class A (a)	22,191

		288,282

	Technology Hardware, Storage & Peripherals — 4.4%
1,605	Apple, Inc. (m)	201,276
953	Nimble Storage, Inc. (a)	26,744

		228,020

	Total Information Technology	1,605,135

	Materials — 4.5%
	Chemicals — 3.9%
416	Air Products & Chemicals, Inc. (m)	56,976
636	PPG Industries, Inc.	72,927
263	Sherwin-Williams Co. (The)	72,413

		202,316

	Construction Materials — 0.6%
433	Eagle Materials, Inc.	33,021

	Total Materials	235,337

	Total Common Stocks (Cost $3,612,927)	5,043,662

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.0%
	Investment Company — 4.0%
205,478	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $205,478)	205,478

	Total Investments — 101.2% (Cost $3,818,405)	5,249,140
	Liabilities in Excess of Other Assets — (1.2)%	(60,860)

	NET ASSETS — 100.0%	$5,188,280

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.6%
	Consumer Discretionary — 18.9%
	Automobiles — 0.9%
249	Harley-Davidson, Inc.	14,005
58	Tesla Motors, Inc. (a)	15,586

		29,591

	Distributors — 0.3%
118	Genuine Parts Co.	10,592

	Hotels, Restaurants & Leisure — 2.1%
911	Hilton Worldwide Holdings, Inc. (a)	25,109
131	Marriott International, Inc., Class A	9,752
399	Norwegian Cruise Line Holdings Ltd. (a)	22,348
153	Starwood Hotels & Resorts Worldwide, Inc.	12,412

		69,621

	Household Durables — 2.8%
345	Jarden Corp. (a)	17,842
309	Mohawk Industries, Inc. (a)	58,897
389	Toll Brothers, Inc. (a)	14,863

		91,602

	Internet & Catalog Retail — 1.6%
190	Expedia, Inc.	20,732
34	Netflix, Inc. (a)	22,533
107	TripAdvisor, Inc. (a)	9,315

		52,580

	Media — 1.6%
194	CBS Corp. (Non-Voting), Class B	10,791
262	DISH Network Corp., Class A (a)	17,713
195	Gannett Co., Inc. (a)	2,723
389	TEGNA, Inc.	12,485
354	Time, Inc.	8,138

		51,850

	Multiline Retail — 2.5%
368	Big Lots, Inc.	16,539
309	Dollar General Corp.	23,993
447	Kohl’s Corp.	27,962
183	Nordstrom, Inc.	13,654

		82,148

	Specialty Retail — 5.8%
28	AutoZone, Inc. (a)	18,767
272	Bed Bath & Beyond, Inc. (a)	18,750
518	Best Buy Co., Inc.	16,879
387	GameStop Corp., Class A	16,643
516	Gap, Inc. (The)	19,698
312	GNC Holdings, Inc., Class A	13,860
207	Tiffany & Co.	18,970

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
151	Tractor Supply Co.	13,608
158	Ulta Salon Cosmetics & Fragrance, Inc. (a)	24,434
461	Urban Outfitters, Inc. (a)	16,150
165	Williams-Sonoma, Inc.	13,548

		191,307

	Textiles, Apparel & Luxury Goods — 1.3%
394	Gildan Activewear, Inc., (Canada)	13,109
131	PVH Corp.	15,100
70	Ralph Lauren Corp.	9,245
105	V.F. Corp.	7,339

		44,793

	Total Consumer Discretionary	624,084

	Consumer Staples — 4.2%
	Beverages — 1.6%
109	Constellation Brands, Inc., Class A	12,685
187	Dr. Pepper Snapple Group, Inc.	13,607
207	Monster Beverage Corp. (a)	27,796

		54,088

	Food & Staples Retailing — 1.7%
310	Kroger Co. (The)	22,472
1,977	Rite Aid Corp. (a)	16,509
576	Sprouts Farmers Market, Inc. (a)	15,541

		54,522

	Food Products — 0.4%
150	Hershey Co. (The)	13,353

	Household Products — 0.5%
130	Energizer Holdings, Inc.	17,159
13	Energizer SpinCo, Inc. (a) (w)	450

		17,609

	Total Consumer Staples	139,572

	Energy — 3.6%
	Energy Equipment & Services — 0.3%
132	Dril-Quip, Inc. (a)	9,963

	Oil, Gas & Consumable Fuels — 3.3%
202	Concho Resources, Inc. (a)	23,045
390	Energen Corp.	26,624
267	EQT Corp.	21,724
278	PBF Energy, Inc., Class A	7,888
283	Range Resources Corp.	13,950
731	Southwestern Energy Co. (a)	16,615

		109,846

	Total Energy	119,809

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 20.4%
	Banks — 4.5%
442	Citizens Financial Group, Inc.	12,079
126	City National Corp.	11,378
392	East West Bancorp, Inc.	17,570
1,083	Fifth Third Bancorp	22,556
175	First Republic Bank	11,033
550	Huntington Bancshares, Inc.	6,223
136	M&T Bank Corp.	17,025
157	Signature Bank (a)	22,939
515	SunTrust Banks, Inc.	22,155
168	Zions Bancorporation	5,346

		148,304

	Capital Markets — 4.4%
126	Affiliated Managers Group, Inc. (a)	27,609
164	Ameriprise Financial, Inc.	20,429
381	Invesco Ltd.	14,292
411	Lazard Ltd., (Bermuda), Class A	23,092
169	Legg Mason, Inc.	8,727
152	Northern Trust Corp.	11,628
225	T. Rowe Price Group, Inc.	17,479
636	TD Ameritrade Holding Corp.	23,429

		146,685

	Consumer Finance — 0.4%
534	Ally Financial, Inc. (a)	11,972

	Diversified Financial Services — 1.4%
281	McGraw Hill Financial, Inc.	28,196
169	Moody’s Corp.	18,278

		46,474

	Insurance — 4.4%
22	Alleghany Corp. (a)	10,465
148	Chubb Corp. (The)	14,118
441	Hartford Financial Services Group, Inc. (The)	18,347
636	Loews Corp.	24,491
392	Marsh & McLennan Cos., Inc.	22,205
500	Old Republic International Corp.	7,815
278	Progressive Corp. (The)	7,745
430	Unum Group	15,371
169	W.R. Berkley Corp.	8,780
459	XL Group plc, (Ireland)	17,066

		146,403

	Real Estate Investment Trusts (REITs) — 4.0%
273	American Campus Communities, Inc.	10,288
105	AvalonBay Communities, Inc.	16,739

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
80	Boston Properties, Inc.	9,704
549	Brixmor Property Group, Inc.	12,691
535	General Growth Properties, Inc.	13,720
695	Kimco Realty Corp.	15,667
286	Outfront Media, Inc.	7,220
370	Rayonier, Inc.	9,444
159	Regency Centers Corp.	9,362
171	Vornado Realty Trust	16,274
387	Weyerhaeuser Co.	12,202

		133,311

	Real Estate Management & Development — 1.1%
947	CBRE Group, Inc., Class A (a)	35,050

	Thrifts & Mortgage Finance — 0.2%
602	Hudson City Bancorp, Inc.	5,949

	Total Financials	674,148

	Health Care — 11.5%
	Biotechnology — 1.4%
98	BioMarin Pharmaceutical, Inc. (a)	13,377
41	Intercept Pharmaceuticals, Inc. (a)	9,993
66	Receptos, Inc. (a)	12,467
99	Vertex Pharmaceuticals, Inc. (a)	12,225

		48,062

	Health Care Equipment & Supplies — 0.9%
248	Insulet Corp. (a)	7,675
219	Sirona Dental Systems, Inc. (a)	21,992

		29,667

	Health Care Providers & Services — 6.3%
287	Acadia Healthcare Co., Inc. (a)	22,442
169	AmerisourceBergen Corp.	17,955
865	Brookdale Senior Living, Inc. (a)	30,007
176	Cigna Corp.	28,498
635	Envision Healthcare Holdings, Inc. (a)	25,082
78	Henry Schein, Inc. (a)	11,071
254	Humana, Inc.	48,626
355	Premier, Inc., Class A (a)	13,642
67	Universal Health Services, Inc., Class B	9,585

		206,908

	Health Care Technology — 0.4%
125	Inovalon Holdings, Inc., Class A (a)	3,482
420	Veeva Systems, Inc., Class A (a)	11,777

		15,259

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 0.8%
117	Illumina, Inc. (a)	25,457

	Pharmaceuticals — 1.7%
404	Horizon Pharma plc, (Ireland) (a)	14,031
103	Jazz Pharmaceuticals plc, (Ireland) (a)	18,118
44	Perrigo Co. plc, (Ireland)	8,169
67	Valeant Pharmaceuticals International, Inc. (a)	14,840

		55,158

	Total Health Care	380,511

	Industrials — 12.6%
	Airlines — 0.9%
684	Delta Air Lines, Inc.	28,090

	Building Products — 1.9%
270	A.O. Smith Corp.	19,442
618	Fortune Brands Home & Security, Inc.	28,307
146	Lennox International, Inc.	15,701

		63,450

	Commercial Services & Supplies — 0.9%
126	Stericycle, Inc. (a)	16,813
255	Waste Connections, Inc.	12,016

		28,829

	Electrical Equipment — 2.6%
215	Acuity Brands, Inc.	38,660
291	AMETEK, Inc.	15,944
178	Hubbell, Inc., Class B	19,299
167	Regal Beloit Corp.	12,087

		85,990

	Industrial Conglomerates — 1.4%
475	Carlisle Cos., Inc.	47,564

	Machinery — 2.6%
226	IDEX Corp.	17,760
160	Middleby Corp. (The) (a)	17,957
201	Pall Corp.	25,016
313	Rexnord Corp. (a)	7,492
99	Snap-on, Inc.	15,761

		83,986

	Professional Services — 0.5%
184	Equifax, Inc.	17,905

	Trading Companies & Distributors — 1.8%
655	HD Supply Holdings, Inc. (a)	23,053
252	MSC Industrial Direct Co., Inc., Class A	17,596

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
156	Watsco, Inc.	19,322

		59,971

	Total Industrials	415,785

	Information Technology — 16.8%
	Communications Equipment — 2.3%
194	Arista Networks, Inc. (a)	15,890
631	Ciena Corp. (a)	14,937
341	CommScope Holding Co., Inc. (a)	10,413
213	Harris Corp.	16,413
105	Palo Alto Networks, Inc. (a)	18,326

		75,979

	Electronic Equipment, Instruments & Components — 2.7%
754	Amphenol Corp., Class A	43,728
433	Arrow Electronics, Inc. (a)	24,161
238	Fitbit, Inc., Class A (a)	9,099
109	Zebra Technologies Corp., Class A (a)	12,071

		89,059

	Internet Software & Services — 1.2%
108	CoStar Group, Inc. (a)	21,796
246	Dealertrack Technologies, Inc. (a)	15,434
258	Pandora Media, Inc. (a)	4,015

		41,245

	IT Services — 2.9%
105	Alliance Data Systems Corp. (a)	30,741
210	Gartner, Inc. (a)	18,040
398	Jack Henry & Associates, Inc.	25,765
585	VeriFone Systems, Inc. (a)	19,873

		94,419

	Semiconductors & Semiconductor Equipment — 3.7%
242	Analog Devices, Inc.	15,556
946	Applied Materials, Inc.	18,184
122	Avago Technologies Ltd., (Singapore)	16,257
110	KLA-Tencor Corp.	6,170
208	Lam Research Corp.	16,896
316	NXP Semiconductors N.V., (Netherlands) (a)	31,031
433	Xilinx, Inc.	19,104

		123,198

	Software — 4.0%
70	Autodesk, Inc. (a)	3,505
390	Electronic Arts, Inc. (a)	25,922
314	Guidewire Software, Inc. (a)	16,641
291	Mobileye N.V., (Israel) (a)	15,483

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
104	NetSuite, Inc. (a)	9,560
200	ServiceNow, Inc. (a)	14,884
457	Synopsys, Inc. (a)	23,152
102	Tableau Software, Inc., Class A (a)	11,715
146	Workday, Inc., Class A (a)	11,168

		132,030

	Total Information Technology	555,930

	Materials — 4.3%
	Chemicals — 2.4%
187	Airgas, Inc.	19,830
172	Albemarle Corp.	9,530
182	Sherwin-Williams Co. (The)	50,178

		79,538

	Construction Materials — 0.5%
208	Eagle Materials, Inc.	15,892

	Containers & Packaging — 1.4%
191	Ball Corp.	13,393
202	Rock-Tenn Co., Class A	12,170
356	Silgan Holdings, Inc.	18,758

		44,321

	Total Materials	139,751

	Utilities — 4.3%
	Electric Utilities — 1.3%
229	Edison International	12,752
447	Westar Energy, Inc.	15,303
495	Xcel Energy, Inc.	15,927

		43,982

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
172	National Fuel Gas Co.	10,114
906	Questar Corp.	18,939

		29,053

	Multi-Utilities — 2.1%
1,073	CenterPoint Energy, Inc.	20,422
480	CMS Energy Corp.	15,289
202	NiSource, Inc.	9,225
112	Sempra Energy	11,070
283	WEC Energy Group, Inc.	12,726

		68,732

	Total Utilities	141,767

	Total Common Stocks (Cost $2,359,100)	3,191,357

Short-Term Investment — 3.1%
	Investment Company — 3.1%
102,329	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $102,329)	102,329

	Total Investments — 99.7% (Cost $2,461,429)	3,293,686
	Other Assets in Excess of Liabilities — 0.3%	9,607

	NET ASSETS — 100.0%	$3,303,293

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.4%
	Consumer Discretionary — 19.0%
	Automobiles — 1.8%
450	Harley-Davidson, Inc.	25,341
105	Tesla Motors, Inc. (a)	28,194

		53,535

	Hotels, Restaurants & Leisure — 2.9%
1,683	Hilton Worldwide Holdings, Inc. (a)	46,367
737	Norwegian Cruise Line Holdings Ltd. (a)	41,290

		87,657

	Household Durables — 2.8%
308	Mohawk Industries, Inc. (a)	58,797
721	Toll Brothers, Inc. (a)	27,531

		86,328

	Internet & Catalog Retail — 1.9%
62	Netflix, Inc. (a)	40,796
199	TripAdvisor, Inc. (a)	17,324

		58,120

	Multiline Retail — 2.4%
680	Big Lots, Inc.	30,607
569	Dollar General Corp.	44,203

		74,810

	Specialty Retail — 5.9%
717	GameStop Corp., Class A	30,802
577	GNC Holdings, Inc., Class A	25,683
280	Tractor Supply Co.	25,210
292	Ulta Salon Cosmetics & Fragrance, Inc. (a)	45,130
854	Urban Outfitters, Inc. (a)	29,894
305	Williams-Sonoma, Inc.	25,117

		181,836

	Textiles, Apparel & Luxury Goods — 1.3%
731	Gildan Activewear, Inc., (Canada)	24,304
127	Ralph Lauren Corp.	16,816

		41,120

	Total Consumer Discretionary	583,406

	Consumer Staples — 2.6%
	Beverages — 1.7%
383	Monster Beverage Corp. (a)	51,316

	Food & Staples Retailing — 0.9%
1,067	Sprouts Farmers Market, Inc. (a)	28,774

	Total Consumer Staples	80,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.8%
	Energy Equipment & Services — 0.6%
241	Dril-Quip, Inc. (a)	18,105

	Oil, Gas & Consumable Fuels — 2.2%
366	Concho Resources, Inc. (a)	41,707
511	Range Resources Corp.	25,243

		66,950

	Total Energy	85,055

	Financials — 11.6%
	Banks — 2.2%
584	East West Bancorp, Inc.	26,161
285	Signature Bank (a)	41,692

		67,853

	Capital Markets — 4.5%
233	Affiliated Managers Group, Inc. (a)	50,890
758	Lazard Ltd., (Bermuda), Class A	42,628
1,175	TD Ameritrade Holding Corp.	43,274

		136,792

	Diversified Financial Services — 2.8%
518	McGraw Hill Financial, Inc. (m)	52,033
313	Moody’s Corp.	33,803

		85,836

	Real Estate Management & Development — 2.1%
1,747	CBRE Group, Inc., Class A (a)	64,647

	Total Financials	355,128

	Health Care — 16.5%
	Biotechnology — 2.9%
181	BioMarin Pharmaceutical, Inc. (a)	24,798
77	Intercept Pharmaceuticals, Inc. (a)	18,538
122	Receptos, Inc. (a)	23,129
179	Vertex Pharmaceuticals, Inc. (a)	22,140

		88,605

	Health Care Equipment & Supplies — 1.8%
442	Insulet Corp. (a)	13,695
405	Sirona Dental Systems, Inc. (a)	40,640

		54,335

	Health Care Providers & Services — 6.1%
529	Acadia Healthcare Co., Inc. (a)	41,468
900	Brookdale Senior Living, Inc. (a)	31,223
1,173	Envision Healthcare Holdings, Inc. (a)	46,318
226	Humana, Inc. (m)	43,214
658	Premier, Inc., Class A (a)	25,295

		187,518

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Technology — 0.9%
230	Inovalon Holdings, Inc., Class A (a)	6,428
779	Veeva Systems, Inc., Class A (a)	21,828

		28,256

	Life Sciences Tools & Services — 1.5%
211	Illumina, Inc. (a)	46,074

	Pharmaceuticals — 3.3%
749	Horizon Pharma plc, (Ireland) (a)	26,010
190	Jazz Pharmaceuticals plc, (Ireland) (a)	33,506
82	Perrigo Co. plc, (Ireland)	15,211
124	Valeant Pharmaceuticals International, Inc. (a)	27,480

		102,207

	Total Health Care	506,995

	Industrials — 15.6%
	Airlines — 1.7%
1,262	Delta Air Lines, Inc.	51,843

	Building Products — 3.1%
499	A.O. Smith Corp.	35,947
650	Fortune Brands Home & Security, Inc.	29,797
270	Lennox International, Inc.	29,065

		94,809

	Commercial Services & Supplies — 1.7%
232	Stericycle, Inc. (a)	31,130
473	Waste Connections, Inc.	22,293

		53,423

	Electrical Equipment — 2.3%
396	Acuity Brands, Inc.	71,272

	Industrial Conglomerates — 1.7%
508	Carlisle Cos., Inc.	50,901

	Machinery — 2.6%
296	Middleby Corp. (The) (a)	33,209
363	Pall Corp.	45,225

		78,434

	Trading Companies & Distributors — 2.5%
1,211	HD Supply Holdings, Inc. (a)	42,592
288	Watsco, Inc.	35,588

		78,180

	Total Industrials	478,862

	Information Technology — 25.0%
	Communications Equipment — 4.0%
360	Arista Networks, Inc. (a)	29,410
1,168	Ciena Corp. (a)	27,661

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
394	Harris Corp. (m)	30,295
194	Palo Alto Networks, Inc. (a)	33,909

		121,275

	Electronic Equipment, Instruments & Components — 2.9%
857	Amphenol Corp., Class A	49,680
427	Fitbit, Inc., Class A (a)	16,332
202	Zebra Technologies Corp., Class A (a)	22,388

		88,400

	Internet Software & Services — 2.5%
200	CoStar Group, Inc. (a)	40,292
441	Dealertrack Technologies, Inc. (a)	27,659
474	Pandora Media, Inc. (a)	7,367

		75,318

	IT Services — 4.1%
194	Alliance Data Systems Corp. (a)	56,724
389	Gartner, Inc. (a)	33,377
1,082	VeriFone Systems, Inc. (a)	36,738

		126,839

	Semiconductors & Semiconductor Equipment — 4.9%
1,750	Applied Materials, Inc.	33,631
221	Avago Technologies Ltd., (Singapore)	29,417
376	Lam Research Corp. (m)	30,579
583	NXP Semiconductors N.V., (Netherlands) (a)	57,251

		150,878

	Software — 6.6%
127	Autodesk, Inc. (a)	6,359
720	Electronic Arts, Inc. (a) (m)	47,867
583	Guidewire Software, Inc. (a)	30,874
539	Mobileye N.V., (Israel) (a)	28,664
194	NetSuite, Inc. (a)	17,781
371	ServiceNow, Inc. (a)	27,554
189	Tableau Software, Inc., Class A (a)	21,746
271	Workday, Inc., Class A (a)	20,725

		201,570

	Total Information Technology	764,280

	Materials — 3.3%
	Chemicals — 2.3%
259	Sherwin-Williams Co. (The)	71,230

	Construction Materials — 1.0%
386	Eagle Materials, Inc.	29,425

	Total Materials	100,655

	Total Common Stocks (Cost $2,166,064)	2,954,471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.5%
	Investment Company — 4.5%
136,866	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $136,866)	136,866

	Total Investments — 100.9% (Cost $2,302,930)	3,091,337
	Liabilities in Excess of Other Assets — (0.9)%	(28,811)

	NET ASSETS — 100.0%	$3,062,526

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 18.8%
	Distributors — 0.6%
1,143	Genuine Parts Co.	102,338

	Hotels, Restaurants & Leisure — 1.4%
1,274	Marriott International, Inc., Class A	94,738
1,487	Starwood Hotels & Resorts Worldwide, Inc.	120,610

		215,348

	Household Durables — 2.7%
3,377	Jarden Corp. (a)	174,770
1,370	Mohawk Industries, Inc. (a)	261,509

		436,279

	Internet & Catalog Retail — 1.3%
1,946	Expedia, Inc.	212,814

	Media — 3.3%
1,867	CBS Corp. (Non-Voting), Class B	103,624
2,521	DISH Network Corp., Class A (a)	170,693
2,171	Gannett Co., Inc. (a)	30,370
4,342	TEGNA, Inc.	139,235
3,340	Time, Inc.	76,843

		520,765

	Multiline Retail — 2.5%
4,288	Kohl’s Corp.	268,460
1,774	Nordstrom, Inc.	132,185

		400,645

	Specialty Retail — 5.6%
268	AutoZone, Inc. (a)	178,481
2,641	Bed Bath & Beyond, Inc. (a)	182,191
5,053	Best Buy Co., Inc.	164,794
4,933	Gap, Inc. (The)	188,309
1,978	Tiffany & Co.	181,562

		895,337

	Textiles, Apparel & Luxury Goods — 1.4%
1,245	PVH Corp.	143,435
1,067	V.F. Corp.	74,439

		217,874

	Total Consumer Discretionary	3,001,400

	Consumer Staples — 5.7%
	Beverages — 1.6%
1,061	Constellation Brands, Inc., Class A	123,067
1,886	Dr. Pepper Snapple Group, Inc.	137,516

		260,583

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.2%
3,007	Kroger Co. (The)	218,016
15,560	Rite Aid Corp. (a)	129,926

		347,942

	Food Products — 0.8%
1,448	Hershey Co. (The)	128,600

	Household Products — 1.1%
1,262	Energizer Holdings, Inc.	165,979
130	Energizer SpinCo, Inc. (a) (w)	4,410

		170,389

	Total Consumer Staples	907,514

	Energy — 4.0%
	Oil, Gas & Consumable Fuels — 4.0%
3,791	Energen Corp.	258,952
2,596	EQT Corp.	211,159
2,622	PBF Energy, Inc., Class A	74,513
3,820	Southwestern Energy Co. (a)	86,825

	Total Energy	631,449

	Financials — 29.6%
	Banks — 7.1%
4,319	Citizens Financial Group, Inc.	117,962
1,324	City National Corp.	119,647
11,271	Fifth Third Bancorp	234,666
1,965	First Republic Bank	123,872
5,177	Huntington Bancshares, Inc.	58,551
1,674	M&T Bank Corp.	209,128
5,028	SunTrust Banks, Inc.	216,321
1,631	Zions Bancorporation	51,746

		1,131,893

	Capital Markets — 4.6%
1,655	Ameriprise Financial, Inc.	206,757
3,935	Invesco Ltd.	147,534
1,751	Legg Mason, Inc.	90,223
1,450	Northern Trust Corp.	110,892
2,309	T. Rowe Price Group, Inc.	179,514

		734,920

	Consumer Finance — 0.7%
4,995	Ally Financial, Inc. (a)	112,042

	Insurance — 8.8%
214	Alleghany Corp. (a)	100,285
1,449	Chubb Corp. (The)	137,880
4,279	Hartford Financial Services Group, Inc. (The)	177,866
6,215	Loews Corp.	239,342

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
3,701	Marsh & McLennan Cos., Inc.	209,849
4,727	Old Republic International Corp.	73,877
2,582	Progressive Corp. (The)	71,865
4,150	Unum Group	148,360
1,610	W.R. Berkley Corp.	83,627
4,448	XL Group plc, (Ireland)	165,465

		1,408,416

	Real Estate Investment Trusts (REITs) — 8.0%
2,601	American Campus Communities, Inc.	98,045
1,007	AvalonBay Communities, Inc.	161,043
763	Boston Properties, Inc.	92,295
5,251	Brixmor Property Group, Inc.	121,460
5,105	General Growth Properties, Inc.	130,989
6,696	Kimco Realty Corp.	150,919
2,720	Outfront Media, Inc.	68,663
3,520	Rayonier, Inc.	89,937
1,517	Regency Centers Corp.	89,470
1,636	Vornado Realty Trust	155,278
3,727	Weyerhaeuser Co.	117,400

		1,275,499

	Thrifts & Mortgage Finance — 0.4%
6,261	Hudson City Bancorp, Inc.	61,860

	Total Financials	4,724,630

	Health Care — 6.5%
	Health Care Providers & Services — 6.5%
1,747	AmerisourceBergen Corp.	185,726
3,627	Brookdale Senior Living, Inc. (a)	125,859
1,709	Cigna Corp.	276,815
727	Henry Schein, Inc. (a)	103,358
1,353	Humana, Inc.	258,893
639	Universal Health Services, Inc., Class B	90,774

	Total Health Care	1,041,425

	Industrials — 9.4%
	Building Products — 0.7%
2,564	Fortune Brands Home & Security, Inc.	117,472

	Electrical Equipment — 2.8%
2,818	AMETEK, Inc.	154,355
1,705	Hubbell, Inc., Class B	184,580
1,578	Regal Beloit Corp.	114,530

		453,465

	Industrial Conglomerates — 1.2%
1,939	Carlisle Cos., Inc.	194,114

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.5%
2,179	IDEX Corp.	171,205
2,958	Rexnord Corp. (a)	70,715
954	Snap-on, Inc.	151,852

		393,772

	Professional Services — 1.1%
1,782	Equifax, Inc.	173,033

	Trading Companies & Distributors — 1.1%
2,433	MSC Industrial Direct Co., Inc., Class A	169,764

	Total Industrials	1,501,620

	Information Technology — 8.5%
	Communications Equipment — 0.6%
3,270	CommScope Holding Co., Inc. (a)	99,760

	Electronic Equipment, Instruments & Components — 2.5%
2,766	Amphenol Corp., Class A	160,320
4,182	Arrow Electronics, Inc. (a)	233,341

		393,661

	IT Services — 1.5%
3,796	Jack Henry & Associates, Inc.	245,631

	Semiconductors & Semiconductor Equipment — 2.5%
2,489	Analog Devices, Inc.	159,732
1,141	KLA-Tencor Corp.	64,114
4,064	Xilinx, Inc.	179,459

		403,305

	Software — 1.4%
4,377	Synopsys, Inc. (a)	221,698

	Total Information Technology	1,364,055

	Materials — 5.1%
	Chemicals — 2.4%
1,813	Airgas, Inc.	191,794
1,638	Albemarle Corp.	90,554
401	Sherwin-Williams Co. (The)	110,172

		392,520

	Containers & Packaging — 2.7%
1,815	Ball Corp.	127,340
1,963	Rock-Tenn Co., Class A	118,144
3,450	Silgan Holdings, Inc.	182,012

		427,496

	Total Materials	820,016

	Utilities — 8.6%
	Electric Utilities — 2.7%
2,239	Edison International	124,436

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electric Utilities — continued
4,302	Westar Energy, Inc.	147,230
4,756	Xcel Energy, Inc.	153,037

		424,703

	Gas Utilities — 1.7%
1,628	National Fuel Gas Co.	95,845
8,852	Questar Corp.	185,090

		280,935

	Multi-Utilities — 4.2%
10,427	CenterPoint Energy, Inc.	198,421
4,664	CMS Energy Corp.	148,495
1,974	NiSource, Inc.	89,986
1,094	Sempra Energy	108,221
2,698	WEC Energy Group, Inc.	121,333

		666,456

	Total Utilities	1,372,094

	Total Common Stocks (Cost $10,059,772)	15,364,203

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.1%
	Investment Company — 4.1%
648,674	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $648,674)	648,674

	Total Investments — 100.3% (Cost $10,708,446)	16,012,877
	Liabilities in Excess of Other Assets — (0.3)%	(53,804)

	NET ASSETS — 100.0%	$15,959,073

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.7% (j)
Common Stocks — 87.4%
	Consumer Discretionary — 13.3%
	Auto Components — 0.4%
54	Dana Holding Corp.	1,102

	Diversified Consumer Services — 1.2%
63	Apollo Education Group, Inc. (a)	811
78	ServiceMaster Global Holdings, Inc. (a)	2,837

		3,648

	Hotels, Restaurants & Leisure — 2.0%
40	Darden Restaurants, Inc.	2,856
39	Restaurant Brands International, Inc., (Canada)	1,476
14	Vail Resorts, Inc.	1,523

		5,855

	Household Durables — 1.0%
1	NVR, Inc. (a)	737
46	PulteGroup, Inc.	925
36	Toll Brothers, Inc. (a)	1,391

		3,053

	Internet & Catalog Retail — 0.9%
94	Liberty Interactive Corp. QVC Group, Class A (a)	2,613

	Media — 2.1%
16	John Wiley & Sons, Inc., Class A	872
64	Live Nation Entertainment, Inc. (a)	1,764
6	Regal Entertainment Group, Class A	127
379	Sirius XM Holdings, Inc. (a)	1,413
19	Time Warner, Inc.	1,685
8	Time, Inc.	185

		6,046

	Multiline Retail — 2.1%
18	Dillard’s, Inc., Class A	1,881
20	Macy’s, Inc.	1,316
35	Target Corp.	2,855

		6,052

	Specialty Retail — 2.7%
74	Best Buy Co., Inc.	2,405
42	Lowe’s Cos., Inc.	2,844
164	Staples, Inc.	2,505

		7,754

	Textiles, Apparel & Luxury Goods — 0.9%
5	Carter’s, Inc.	547
29	Deckers Outdoor Corp. (a)	2,107

		2,654

	Total Consumer Discretionary	38,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.9%
	Beverages — 0.9%
39	Molson Coors Brewing Co., Class B	2,730

	Food & Staples Retailing — 1.2%
37	Kroger Co. (The)	2,718
9	Walgreens Boots Alliance, Inc.	766

		3,484

	Food Products — 3.4%
60	Archer-Daniels-Midland Co.	2,880
31	Bunge Ltd.	2,685
30	Ingredion, Inc.	2,368
90	Pilgrim’s Pride Corp.	2,063

		9,996

	Household Products — 0.9%
20	Edgewell Personal Care Co.	2,635

	Personal Products — 0.3%
14	Herbalife Ltd. (a)	753

	Tobacco — 0.2%
7	Reynolds American, Inc.	503

	Total Consumer Staples	20,101

	Energy — 4.2%
	Energy Equipment & Services — 1.2%
39	Cameron International Corp. (a)	2,016
22	Ensco plc, (United Kingdom), Class A	482
51	Superior Energy Services, Inc.	1,080

		3,578

	Oil, Gas & Consumable Fuels — 3.0%
71	Denbury Resources, Inc.	453
24	Devon Energy Corp.	1,417
50	Kosmos Energy Ltd. (a)	423
21	Marathon Oil Corp.	546
20	Newfield Exploration Co. (a)	715
82	Oasis Petroleum, Inc. (a)	1,297
8	Tesoro Corp.	714
26	Valero Energy Corp.	1,612
21	World Fuel Services Corp.	987
39	WPX Energy, Inc. (a)	477

		8,641

	Total Energy	12,219

	Financials — 4.2%
	Banks — 0.6%
46	KeyCorp	698

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Banks — continued
35	Popular, Inc., (Puerto Rico) (a)	1,000

		1,698

	Capital Markets — 0.9%
74	E*TRADE Financial Corp. (a)	2,218
23	NorthStar Asset Management Group, Inc.	426

		2,644

	Consumer Finance — 0.2%
10	Springleaf Holdings, Inc. (a)	457

	Insurance — 0.8%
13	Aspen Insurance Holdings Ltd., (Bermuda)	613
3	Everest Re Group Ltd., (Bermuda)	456
15	Prudential Financial, Inc.	1,326

		2,395

	Real Estate Investment Trusts (REITs) — 1.3%
153	NorthStar Realty Finance Corp.	2,425
50	RLJ Lodging Trust	1,503

		3,928

	Thrifts & Mortgage Finance — 0.4%
92	MGIC Investment Corp. (a)	1,051

	Total Financials	12,173

	Health Care — 11.4%
	Biotechnology — 2.6%
10	Amgen, Inc.	1,478
21	Gilead Sciences, Inc.	2,511
7	United Therapeutics Corp. (a)	1,141
19	Vertex Pharmaceuticals, Inc. (a)	2,394

		7,524

	Health Care Equipment & Supplies — 2.0%
22	Alere, Inc. (a)	1,170
70	Hologic, Inc. (a)	2,662
21	Stryker Corp.	1,966

		5,798

	Health Care Providers & Services — 5.8%
19	Aetna, Inc.	2,390
17	Anthem, Inc.	2,827
32	Cardinal Health, Inc.	2,675
30	Express Scripts Holding Co. (a)	2,635
42	Health Net, Inc. (a)	2,669
7	LifePoint Health, Inc. (a)	650
8	Molina Healthcare, Inc. (a)	594
27	Omnicare, Inc.	2,559

		16,999

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.0%
84	Pfizer, Inc.	2,832

	Total Health Care	33,153

	Industrials — 15.2%
	Aerospace & Defense — 3.1%
35	Curtiss-Wright Corp.	2,524
12	General Dynamics Corp.	1,651
12	Huntington Ingalls Industries, Inc.	1,312
8	Northrop Grumman Corp.	1,255
39	Spirit AeroSystems Holdings, Inc., Class A (a)	2,135

		8,877

	Air Freight & Logistics — 1.0%
31	Expeditors International of Washington, Inc.	1,429
9	FedEx Corp.	1,483

		2,912

	Airlines — 1.3%
27	Delta Air Lines, Inc.	1,115
60	Southwest Airlines Co.	1,988
12	United Continental Holdings, Inc. (a)	619

		3,722

	Commercial Services & Supplies — 1.6%
8	Cintas Corp.	698
30	KAR Auction Services, Inc.	1,104
121	Pitney Bowes, Inc.	2,512
22	R.R. Donnelley & Sons Co.	378

		4,692

	Construction & Engineering — 1.2%
79	AECOM (a)	2,616
50	KBR, Inc.	966

		3,582

	Electrical Equipment — 0.6%
54	Babcock & Wilcox Co. (The) (a)	1,755

	Machinery — 5.1%
85	Allison Transmission Holdings, Inc.	2,496
43	Crane Co.	2,517
36	IDEX Corp.	2,813
30	Illinois Tool Works, Inc.	2,784
10	Parker-Hannifin Corp.	1,198
13	SPX Corp.	959
93	Terex Corp.	2,160

		14,927

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Professional Services — 0.9%
22	Dun & Bradstreet Corp. (The)	2,663

	Road & Rail — 0.4%
16	Landstar System, Inc.	1,056

	Total Industrials	44,186

	Information Technology — 23.5%
	Communications Equipment — 1.5%
11	ARRIS Group, Inc. (a)	347
229	Brocade Communications Systems, Inc.	2,724
103	Polycom, Inc. (a)	1,175

		4,246

	Electronic Equipment, Instruments & Components — 0.3%
76	Vishay Intertechnology, Inc.	888

	Internet Software & Services — 1.9%
48	eBay, Inc. (a)	2,866
40	VeriSign, Inc. (a)	2,481

		5,347

	IT Services — 6.7%
49	Amdocs Ltd.	2,670
50	Broadridge Financial Solutions, Inc.	2,505
38	Computer Sciences Corp.	2,473
68	CoreLogic, Inc. (a)	2,707
16	International Business Machines Corp.	2,521
67	Leidos Holdings, Inc.	2,696
40	Teradata Corp. (a)	1,481
124	Western Union Co. (The)	2,525

		19,578

	Semiconductors & Semiconductor Equipment — 2.5%
55	Broadcom Corp., Class A	2,833
5	Lam Research Corp.	438
77	NVIDIA Corp.	1,551
124	Teradyne, Inc.	2,399

		7,221

	Software — 6.3%
17	Aspen Technology, Inc. (a)	764
13	CA, Inc.	379
21	Citrix Systems, Inc. (a)	1,445
43	Electronic Arts, Inc. (a)	2,855
16	Fortinet, Inc. (a)	657
28	Intuit, Inc.	2,864
170	Nuance Communications, Inc. (a)	2,973
60	PTC, Inc. (a)	2,472
69	Rovi Corp. (a)	1,108

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
23	SolarWinds, Inc. (a)	1,066
75	Symantec Corp.	1,754

		18,337

	Technology Hardware, Storage & Peripherals — 4.3%
23	Apple, Inc.	2,941
83	Hewlett-Packard Co.	2,484
63	Lexmark International, Inc., Class A	2,795
73	NetApp, Inc.	2,291
26	Western Digital Corp.	2,011

		12,522

	Total Information Technology	68,139

	Materials — 4.0%
	Chemicals — 1.1%
9	LyondellBasell Industries N.V., Class A	901
38	Mosaic Co. (The)	1,770
8	Scotts Miracle-Gro Co. (The), Class A	485

		3,156

	Containers & Packaging — 1.3%
55	Sealed Air Corp.	2,823
19	Silgan Holdings, Inc.	1,023

		3,846

	Metals & Mining — 0.6%
33	Steel Dynamics, Inc.	693
44	United States Steel Corp.	913

		1,606

	Paper & Forest Products — 1.0%
64	Domtar Corp., (Canada)	2,664
7	International Paper Co.	312

		2,976

	Total Materials	11,584

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
42	AT&T, Inc.	1,496
75	CenturyLink, Inc.	2,217
291	Frontier Communications Corp.	1,441

	Total Telecommunication Services	5,154

	Utilities — 2.9%
	Electric Utilities — 0.9%
36	Entergy Corp.	2,554

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Gas Utilities — 0.8%
73	UGI Corp.	2,512

	Independent Power & Renewable Electricity Producers — 0.7%
148	AES Corp.	1,959

	Multi-Utilities — 0.5%
37	Public Service Enterprise Group, Inc.	1,448

	Total Utilities	8,473

	Total Common Stocks (Cost $215,226)	253,959

Short-Term Investment — 13.3%
	Investment Company — 13.3%
38,662	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $38,662)	38,662

	Total Investments — 100.7% (Cost $253,888)	292,621
	Liabilities in Excess of Other Assets — (0.7)% (c)	(1,941)

	NET ASSETS — 100.0%	$290,680

Short Positions — 86.9%
Common Stocks — 86.9%
	Consumer Discretionary — 13.1%
	Automobiles — 0.2%
2	Tesla Motors, Inc. (a)	584

	Distributors — 0.9%
91	LKQ Corp. (a)	2,760

	Hotels, Restaurants & Leisure — 2.9%
61	Aramark	1,885
6	McDonald’s Corp.	529
12	Panera Bread Co., Class A (a)	2,036
28	Starbucks Corp.	1,524
24	Wynn Resorts Ltd.	2,378

		8,352

	Household Durables — 0.8%
12	Mohawk Industries, Inc. (a)	2,348

	Internet & Catalog Retail — 1.0%
3	Amazon.com, Inc. (a)	1,400
1	Netflix, Inc. (a)	657
5	TripAdvisor, Inc. (a)	431
29	zulily, Inc., Class A (a)	377

		2,865

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 2.0%
6	AMC Entertainment Holdings, Inc., Class A	174
5	Charter Communications, Inc., Class A (a)	788
87	DreamWorks Animation SKG, Inc., Class A (a)	2,290
32	Madison Square Garden Co. (The), Class A (a)	2,707

		5,959

	Specialty Retail — 4.3%
40	Ascena Retail Group, Inc. (a)	670
51	Cabela’s, Inc. (a)	2,531
38	CarMax, Inc. (a)	2,488
20	Restoration Hardware Holdings, Inc. (a)	1,960
21	Signet Jewelers Ltd., (Bermuda)	2,631
24	Tractor Supply Co.	2,198

		12,478

	Textiles, Apparel & Luxury Goods — 1.0%
86	Kate Spade & Co. (a)	1,855
11	Under Armour, Inc., Class A (a)	936

		2,791

	Total Consumer Discretionary	38,137

	Consumer Staples — 7.9%
	Beverages — 1.9%
9	Boston Beer Co., Inc. (The), Class A (a)	2,030
34	Brown-Forman Corp., Class B	3,387

		5,417

	Food & Staples Retailing — 1.1%
27	Sprouts Farmers Market, Inc. (a)	740
40	United Natural Foods, Inc. (a)	2,526

		3,266

	Food Products — 3.5%
93	Darling Ingredients, Inc. (a)	1,360
45	Hain Celestial Group, Inc. (The) (a)	2,982
19	Hershey Co. (The)	1,652
38	McCormick & Co., Inc. (Non-Voting)	3,106
23	WhiteWave Foods Co. (The) (a)	1,113

		10,213

	Household Products — 0.3%
11	Procter & Gamble Co. (The)	887

	Personal Products — 1.1%
36	Estee Lauder Cos., Inc. (The), Class A	3,110

	Total Consumer Staples	22,893

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Energy — 4.4%
	Energy Equipment & Services — 1.0%
273	McDermott International, Inc. (a)	1,457
30	Patterson-UTI Energy, Inc.	568
41	RPC, Inc.	561
34	Seadrill Ltd., (Bermuda)	350

		2,936

	Oil, Gas & Consumable Fuels — 3.4%
33	Cabot Oil & Gas Corp.	1,055
7	Chevron Corp.	649
7	Concho Resources, Inc. (a)	757
75	CONSOL Energy, Inc.	1,633
23	Golar LNG Ltd., (Bermuda)	1,084
14	Kinder Morgan, Inc.	530
51	Rice Energy, Inc. (a)	1,065
49	SM Energy Co.	2,264
8	Whiting Petroleum Corp. (a)	267
11	Williams Cos., Inc. (The)	641

		9,945

	Total Energy	12,881

	Financials — 5.0%
	Banks — 0.6%
110	People’s United Financial, Inc.	1,781

	Capital Markets — 1.3%
48	Artisan Partners Asset Management, Inc., Class A	2,213
18	T. Rowe Price Group, Inc.	1,411

		3,624

	Insurance — 1.2%
4	Markel Corp. (a)	2,822
124	MBIA, Inc. (a)	747

		3,569

	Real Estate Investment Trusts (REITs) — 1.6%
57	Plum Creek Timber Co., Inc.	2,299
97	Rayonier, Inc.	2,483

		4,782

	Real Estate Management & Development — 0.2%
14	Realogy Holdings Corp. (a)	665

	Thrifts & Mortgage Finance — 0.1%
22	Ocwen Financial Corp. (a)	229

	Total Financials	14,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 10.4%
	Biotechnology — 1.2%
5	Alnylam Pharmaceuticals, Inc. (a)	644
36	Cepheid, Inc. (a)	2,186
1	Regeneron Pharmaceuticals, Inc. (a)	676

		3,506

	Health Care Equipment & Supplies — 1.0%
16	Cooper Cos., Inc. (The)	2,847

	Health Care Providers & Services — 4.1%
36	Acadia Healthcare Co., Inc. (a)	2,816
66	Envision Healthcare Holdings, Inc. (a)	2,609
5	Henry Schein, Inc. (a)	639
44	Team Health Holdings, Inc. (a)	2,901
50	Tenet Healthcare Corp. (a)	2,880

		11,845

	Health Care Technology — 0.5%
35	Allscripts Healthcare Solutions, Inc. (a)	480
10	athenahealth, Inc. (a)	1,115

		1,595

	Life Sciences Tools & Services — 0.6%
18	Bio-Techne Corp.	1,728

	Pharmaceuticals — 3.0%
58	Akorn, Inc. (a)	2,547
25	Eli Lilly & Co.	2,100
21	Pacira Pharmaceuticals, Inc. (a)	1,457
57	Zoetis, Inc.	2,744

		8,848

	Total Health Care	30,369

	Industrials — 17.3%
	Aerospace & Defense — 2.5%
45	B/E Aerospace, Inc.	2,450
55	Hexcel Corp.	2,753
11	Precision Castparts Corp.	2,116

		7,319

	Airlines — 0.6%
9	Copa Holdings S.A., (Panama), Class A	704
16	Spirit Airlines, Inc. (a)	988

		1,692

	Building Products — 2.0%
51	Armstrong World Industries, Inc. (a)	2,705
43	Fortune Brands Home & Security, Inc.	1,952
27	Owens Corning	1,130

		5,787

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Commercial Services & Supplies — 2.5%
48	Republic Services, Inc.	1,875
21	Stericycle, Inc. (a)	2,752
58	Waste Connections, Inc.	2,726

		7,353

	Construction & Engineering — 0.9%
89	Quanta Services, Inc. (a)	2,554

	Electrical Equipment — 0.3%
15	SolarCity Corp. (a)	803

	Machinery — 2.5%
42	CLARCOR, Inc.	2,609
15	Colfax Corp. (a)	682
69	Donaldson Co., Inc.	2,482
39	Oshkosh Corp.	1,632

		7,405

	Marine — 0.2%
8	Kirby Corp. (a)	596

	Professional Services — 0.6%
22	Verisk Analytics, Inc., Class A (a)	1,633

	Road & Rail — 2.6%
12	Genesee & Wyoming, Inc., Class A (a)	942
54	Hertz Global Holdings, Inc. (a)	984
30	J.B. Hunt Transport Services, Inc.	2,487
20	Kansas City Southern	1,794
15	Ryder System, Inc.	1,319

		7,526

	Trading Companies & Distributors — 2.6%
60	Fastenal Co.	2,548
36	MSC Industrial Direct Co., Inc., Class A	2,517
11	W.W. Grainger, Inc.	2,568

		7,633

	Total Industrials	50,301

	Information Technology — 20.7%
	Communications Equipment — 0.9%
43	ViaSat, Inc. (a)	2,614

	Electronic Equipment, Instruments & Components — 4.1%
29	Amphenol Corp., Class A	1,706
34	FEI Co.	2,805
106	Ingram Micro, Inc., Class A (a)	2,646
99	Knowles Corp. (a)	1,794
94	Trimble Navigation Ltd. (a)	2,211
8	Zebra Technologies Corp., Class A (a)	858

		12,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 4.9%
11	Akamai Technologies, Inc. (a)	768
13	CoStar Group, Inc. (a)	2,556
7	Facebook, Inc., Class A (a)	566
9	LinkedIn Corp., Class A (a)	1,762
152	Pandora Media, Inc. (a)	2,355
49	Twitter, Inc. (a)	1,771
44	Yelp, Inc. (a)	1,907
28	Zillow Group, Inc., Class A (a)	2,420

		14,105

	IT Services — 4.3%
30	Fidelity National Information Services, Inc.	1,832
17	FleetCor Technologies, Inc. (a)	2,637
38	IGATE Corp. (a)	1,829
41	Jack Henry & Associates, Inc.	2,632
54	Paychex, Inc.	2,523
9	WEX, Inc. (a)	1,006

		12,459

	Semiconductors & Semiconductor Equipment — 2.0%
21	Analog Devices, Inc.	1,349
5	Avago Technologies Ltd., (Singapore)	628
30	Cavium, Inc. (a)	2,063
14	Cree, Inc. (a)	352
43	Cypress Semiconductor Corp. (a)	511
25	SunEdison, Inc. (a)	738

		5,641

	Software — 4.1%
24	Autodesk, Inc. (a)	1,197
44	CommVault Systems, Inc. (a)	1,854
18	FireEye, Inc. (a)	881
28	NetSuite, Inc. (a)	2,536
9	ServiceNow, Inc. (a)	650
51	Solera Holdings, Inc.	2,283
16	Ultimate Software Group, Inc. (The) (a)	2,584

		11,985

	Technology Hardware, Storage & Peripherals — 0.4%
36	Stratasys Ltd. (a)	1,255

	Total Information Technology	60,079

	Materials — 3.6%
	Chemicals — 2.6%
17	Air Products & Chemicals, Inc.	2,317
49	FMC Corp.	2,572
22	Praxair, Inc.	2,630

		7,519

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — 1.0%
42	Carpenter Technology Corp.	1,617
24	Freeport-McMoRan, Inc.	450
30	Southern Copper Corp., (Mexico)	878

		2,945

	Total Materials	10,464

	Telecommunication Services — 1.7%
	Wireless Telecommunication Services — 1.7%
355	Sprint Corp. (a)	1,618
79	Telephone & Data Systems, Inc.	2,322
24	United States Cellular Corp. (a)	915

	Total Telecommunication Services	4,855

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.8%
	Electric Utilities — 0.6%
41	Southern Co. (The)	1,700

	Multi-Utilities — 2.2%
44	Dominion Resources, Inc.	2,910
36	MDU Resources Group, Inc.	703
59	NiSource, Inc.	2,707

		6,320

	Total Utilities	8,020

	Total Securities Sold Short (Proceeds $253,357)	$252,649

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	E-mini S&P 500	09/18/15	USD	$(719)	$11
(9)	S&P Mid Cap 400	09/18/15	USD	(1,348)	25

					$36

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 90.6%
	Consumer Discretionary — 14.7%
	Distributors — 0.8%
998	Genuine Parts Co.	89,351

	Hotels, Restaurants & Leisure — 0.7%
1,709	ClubCorp Holdings, Inc.	40,805
1,860	La Quinta Holdings, Inc. (a)	42,505

		83,310

	Internet & Catalog Retail — 1.0%
999	Expedia, Inc.	109,252

	Media — 5.0%
857	CBS Corp. (Non-Voting), Class B	47,563
400	Charter Communications, Inc., Class A (a)	68,500
3,531	Clear Channel Outdoor Holdings, Inc., Class A	35,765
1,976	DISH Network Corp., Class A (a)	133,803
1,566	Entercom Communications Corp., Class A (a)	17,887
455	Gannett Co., Inc. (a)	6,361
2,168	Media General, Inc. (a)	35,819
567	Omnicom Group, Inc.	39,422
909	TEGNA, Inc.	29,166
714	Time Warner, Inc.	62,393
2,107	Time, Inc.	48,489
1,155	Twenty-First Century Fox, Inc., Class B	37,217

		562,385

	Multiline Retail — 1.4%
2,621	Kohl’s Corp.	164,069

	Specialty Retail — 5.1%
141	AutoZone, Inc. (a)	93,980
1,727	Bed Bath & Beyond, Inc. (a)	119,142
3,540	Best Buy Co., Inc.	115,424
2,501	Gap, Inc. (The)	95,467
749	Home Depot, Inc. (The)	83,193
714	Tiffany & Co.	65,508

		572,714

	Textiles, Apparel & Luxury Goods — 0.7%
2,274	Hanesbrands, Inc.	75,770

	Total Consumer Discretionary	1,656,851

	Consumer Staples — 4.7%
	Beverages — 0.7%
1,055	Dr. Pepper Snapple Group, Inc.	76,878

	Food & Staples Retailing — 1.5%
888	CVS Health Corp.	93,155
1,055	Kroger Co. (The)	76,505

		169,660

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.3%
1,477	Post Holdings, Inc. (a)	79,634
849	TreeHouse Foods, Inc. (a)	68,809

		148,443

	Household Products — 1.2%
387	Energizer SpinCo, Inc. (a) (w)	13,164
1,614	Procter & Gamble Co. (The)	126,303

		139,467

	Total Consumer Staples	534,448

	Energy — 7.1%
	Oil, Gas & Consumable Fuels — 7.1%
3,153	CONSOL Energy, Inc.	68,553
1,356	Devon Energy Corp.	80,674
3,018	Exxon Mobil Corp.	251,073
1,056	HollyFrontier Corp.	45,099
1,002	Kinder Morgan, Inc.	38,474
1,072	Marathon Petroleum Corp.	56,097
2,311	PBF Energy, Inc., Class A	65,672
1,423	Phillips 66	114,637
3,812	Southwestern Energy Co. (a)	86,656

	Total Energy	806,935

	Financials — 32.7%
	Banks — 13.0%
12,072	Bank of America Corp.	205,460
2,427	Citigroup, Inc.	134,042
2,649	Citizens Financial Group, Inc.	72,330
3,959	Fifth Third Bancorp	82,419
1,107	First Republic Bank	69,798
429	M&T Bank Corp.	53,576
1,179	National Bank Holdings Corp., Class A	24,555
1,514	PNC Financial Services Group, Inc. (The)	144,824
2,850	SunTrust Banks, Inc.	122,594
2,958	U.S. Bancorp	128,382
7,603	Wells Fargo & Co.	427,565

		1,465,545

	Capital Markets — 2.9%
481	Ameriprise Financial, Inc.	60,116
1,756	Legg Mason, Inc.	90,461
774	Northern Trust Corp.	59,197
1,517	T. Rowe Price Group, Inc.	117,919

		327,693

	Consumer Finance — 2.8%
4,235	Ally Financial, Inc. (a)	94,982

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — continued
2,534	Capital One Financial Corp.	222,872

		317,854

	Insurance — 9.4%
90	Alleghany Corp. (a)	42,350
1,257	Allied World Assurance Co. Holdings AG, (Switzerland)	54,319
2,936	American International Group, Inc.	181,516
3,215	CNO Financial Group, Inc.	58,999
2,756	Hartford Financial Services Group, Inc. (The)	114,563
4,745	Loews Corp.	182,742
930	Marsh & McLennan Cos., Inc.	52,714
2,535	Old Republic International Corp.	39,624
1,283	Prudential Financial, Inc.	112,279
1,088	Travelers Cos., Inc. (The)	105,166
2,516	Unum Group	89,961
518	W.R. Berkley Corp.	26,921

		1,061,154

	Real Estate Investment Trusts (REITs) — 3.7%
2,818	American Homes 4 Rent, Class A	45,206
2,067	American Residential Properties, Inc. (a)	38,248
3,387	Brixmor Property Group, Inc.	78,344
728	EastGroup Properties, Inc.	40,952
2,448	Excel Trust, Inc.	38,600
2,349	Kimco Realty Corp.	52,937
2,643	Rayonier, Inc.	67,529
2,018	Weyerhaeuser Co.	63,561

		425,377

	Real Estate Management & Development — 0.6%
1,890	Brookfield Asset Management, Inc., (Canada), Class A	66,018

	Thrifts & Mortgage Finance — 0.3%
3,518	Hudson City Bancorp, Inc.	34,759

	Total Financials	3,698,400

	Health Care — 8.8%
	Health Care Providers & Services — 3.2%
920	Aetna, Inc.	117,225
946	HCA Holdings, Inc. (a)	85,830
480	National HealthCare Corp.	31,167
1,046	UnitedHealth Group, Inc.	127,661

		361,883

	Pharmaceuticals — 5.6%
1,900	Johnson & Johnson	185,203
2,846	Merck & Co., Inc.	162,040
7,068	Pfizer, Inc.	236,980

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
211	Valeant Pharmaceuticals International, Inc. (a)	46,918

		631,141

	Total Health Care	993,024

	Industrials — 7.4%
	Aerospace & Defense — 1.9%
946	Honeywell International, Inc.	96,433
1,024	United Technologies Corp.	113,570

		210,003

	Airlines — 1.1%
3,111	Delta Air Lines, Inc.	127,816

	Industrial Conglomerates — 1.0%
1,101	Carlisle Cos., Inc.	110,245

	Machinery — 1.9%
1,655	Dover Corp.	116,169
1,045	Illinois Tool Works, Inc.	95,893

		212,062

	Marine — 0.3%
436	Kirby Corp. (a)	33,401

	Professional Services — 0.3%
402	Equifax, Inc.	39,049

	Trading Companies & Distributors — 0.9%
419	W.W. Grainger, Inc.	99,204

	Total Industrials	831,780

	Information Technology — 4.6%
	Communications Equipment — 1.6%
4,073	Cisco Systems, Inc.	111,842
1,039	QUALCOMM, Inc.	65,101

		176,943

	Electronic Equipment, Instruments & Components — 0.7%
1,543	Arrow Electronics, Inc. (a)	86,093

	Semiconductors & Semiconductor Equipment — 1.4%
586	Analog Devices, Inc.	37,632
577	KLA-Tencor Corp.	32,416
1,799	Texas Instruments, Inc.	92,682

		162,730

	Software — 0.5%
1,206	Microsoft Corp.	53,262

	Technology Hardware, Storage & Peripherals — 0.4%
1,382	Hewlett-Packard Co.	41,482

	Total Information Technology	520,510

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 3.7%
	Chemicals — 0.8%
1,819	Mosaic Co. (The)	85,239

	Construction Materials — 0.9%
743	Martin Marietta Materials, Inc.	105,094

	Containers & Packaging — 1.6%
1,178	Ball Corp.	82,616
1,550	Rock-Tenn Co., Class A	93,304

		175,920

	Paper & Forest Products — 0.4%
2,047	KapStone Paper & Packaging Corp.	47,331

	Total Materials	413,584

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.9%
2,331	Verizon Communications, Inc.	108,653

	Wireless Telecommunication Services — 0.6%
1,645	T-Mobile US, Inc. (a)	63,765

	Total Telecommunication Services	172,418

	Utilities — 5.4%
	Electric Utilities — 4.7%
1,611	American Electric Power Co., Inc.	85,335
1,470	Duke Energy Corp.	103,790

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
1,400	Edison International	77,836
1,418	Eversource Energy	64,396
1,030	NextEra Energy, Inc.	100,951
2,917	Xcel Energy, Inc.	93,869

		526,177

	Multi-Utilities — 0.7%
861	Sempra Energy	85,148

	Total Utilities	611,325

	Total Common Stocks (Cost $8,587,866)	10,239,275

Short-Term Investment — 9.1%
	Investment Company — 9.1%
1,024,973	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost$1,024,973)	1,024,973

	Total Investments — 99.7% (Cost $9,612,839)	11,264,248
	Other Assets in Excess of Liabilities — 0.3%	30,259

	NET ASSETS — 100.0%	$11,294,507

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(j)	— All or a portion of these securities are segregated for short sales.

The following approximates the aggregate amount of securities segregated for short sales (amounts in thousands):

Fund	Value
Multi-Cap Market Neutral Fund	$48,829

(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(w)	— When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$5,043,662	$3,191,357		$2,954,471
Investments in affiliates, at value	205,478	102,329		136,866

Total investment securities, at value	5,249,140	3,293,686		3,091,337
Cash	—	—	(a)	4
Receivables:
Investment securities sold	71,347	93,935		169,777
Fund shares sold	20,869	3,958		6,169
Dividends from non-affiliates	1,363	2,171		533
Dividends from affiliates	10	7		9

Total Assets	5,342,729	3,393,757		3,267,829

LIABILITIES:
Payables:
Investment securities purchased	146,569	85,264		199,313
Fund shares redeemed	3,176	2,355		3,107
Accrued liabilities:
Investment advisory fees	2,741	1,757		1,579
Administration fees	348	215		185
Distribution fees	428	64		253
Shareholder servicing fees	539	104		313
Custodian and accounting fees	49	34		33
Trustees’ and Chief Compliance Officer’s fees	2	2		2
Other	597	669		518

Total Liabilities	154,449	90,464		205,303

Net Assets	$5,188,280	$3,303,293		$3,062,526

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$3,628,313	$2,355,380	$2,158,462
Accumulated undistributed (distributions in excess of) net investment income	(10,303)	(25)	(7,971)
Accumulated net realized gains (losses)	139,535	115,681	123,628
Net unrealized appreciation (depreciation)	1,430,735	832,257	788,407

Total Net Assets	$5,188,280	$3,303,293	$3,062,526

Net Assets:
Class A	$1,174,260	$232,320	$984,262
Class C	321,500	25,597	75,494
Class R2	—	823	9,868
Class R5	58,686	1,636	164,713
Class R6	2,414,333	1,268,988	265,905
Select Class	1,219,501	1,773,929	1,562,284

Total	$5,188,280	$3,303,293	$3,062,526

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	74,582	4,931	35,519
Class C	22,608	555	3,292
Class R2	—	17	329
Class R5	3,612	34	5,269
Class R6	148,353	26,721	8,487
Select Class	75,917	37,366	50,291

Net Asset Value (a):
Class A — Redemption price per share	$15.74	$47.12	$27.71
Class C — Offering price per share (b)	14.22	46.16	22.93
Class R2 — Offering and redemption price per share	—	46.98	29.96
Class R5 — Offering and redemption price per share	16.25	47.49	31.26
Class R6 — Offering and redemption price per share	16.27	47.49	31.33
Select Class — Offering and redemption price per share	16.06	47.47	31.06
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.61	$49.73	$29.25

Cost of investments in non-affiliates	$3,612,927	$2,359,100	$2,166,064
Cost of investments in affiliates	205,478	102,329	136,866

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$15,364,203	$253,959	$10,239,275
Investments in affiliates, at value	648,674	38,662	1,024,973

Total investment securities, at value	16,012,877	292,621	11,264,248
Cash	—	262	23
Deposits at broker for futures contracts	—	271	—
Deposits at broker for securities sold short	—	251,620	—
Receivables:
Investment securities sold	—	1,891	14,395
Fund shares sold	13,514	101	33,033
Dividends from non-affiliates	18,427	272	10,480
Dividends from affiliates	33	2	50

Total Assets	16,044,851	547,040	11,322,229

LIABILITIES:
Payables:
Securities sold short, at value	—	252,649	—
Dividend expense to non-affiliates on securities sold short	—	83	—
Investment securities purchased	42,295	3,216	12,810
Interest expense to non-affiliates on securities sold short	—	45	—
Fund shares redeemed	28,133	24	5,273
Variation margin on futures contracts	—	3	—
Accrued liabilities:
Investment advisory fees	8,394	209	5,529
Administration fees	1,098	—	615
Distribution fees	959	6	938
Shareholder servicing fees	1,163	61	965
Custodian and accounting fees	196	10	105
Trustees’ and Chief Compliance Officer’s fees	6	1	5
Other	3,534	53	1,482

Total Liabilities	85,778	256,360	27,722

Net Assets	$15,959,073	$290,680	$11,294,507

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,943,186	$310,114	$9,512,394
Accumulated undistributed (distributions in excess of) net investment income	41,285	(889)	39,348
Accumulated net realized gains (losses)	670,171	(58,022)	91,356
Net unrealized appreciation (depreciation)	5,304,431	39,477	1,651,409

Total Net Assets	$15,959,073	$290,680	$11,294,507

Net Assets:
Class A	$2,623,772	$6,273	$2,440,061
Class C	595,385	6,760	701,023
Class R2	71,697	—	—
Institutional Class	10,320,516	—	5,058,172
Select Class	2,347,703	277,647	3,095,251

Total	$15,959,073	$290,680	$11,294,507

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	70,949	636	81,765
Class C	16,635	726	23,584
Class R2	2,006	—	—
Institutional Class	273,330	—	168,290
Select Class	62,834	27,565	103,205

Net Asset Value (a):
Class A — Redemption price per share	$36.98	$9.87	$29.84
Class C — Offering price per share (b)	35.79	9.31	29.72
Class R2 — Offering and redemption price per share	35.73	—	—
Institutional Class — Offering and redemption price per share	37.76	—	30.06
Select Class — Offering and redemption price per share	37.36	10.07	29.99
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.03	$10.42	$31.49

Cost of investments in non-affiliates	$10,059,772	$215,226	$8,587,866
Cost of investments in affiliates	648,674	38,662	1,024,973
Proceeds from securities sold short	—	253,357	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$25,211	$36,215		$13,432
Dividend income from affiliates	46	38		49

Total investment income	25,257	36,253		13,481

EXPENSES:
Investment advisory fees	27,504	19,842		15,943
Administration fees	3,479	2,510		2,017
Distribution fees:
Class A	2,229	473		2,117
Class B (a)	17	—		30
Class C	1,559	169		416
Class R2	—	4		24
Shareholder servicing fees:
Class A	2,229	473		2,117
Class B (a)	5	—		10
Class C	520	56		139
Class R2	—	2		12
Class R5	180	—	(b)	30
Select Class	2,697	4,464		3,357
Custodian and accounting fees	134	89		87
Interest expense to affiliates	— (b)	—		—
Professional fees	83	71		72
Trustees’ and Chief Compliance Officer’s fees	39	28		23
Printing and mailing costs	252	376		238
Registration and filing fees	429	231		138
Transfer agent fees	2,202	3,279		2,456
Other	224	290		35

Total expenses	43,782	32,357		29,261

Less fees waived	(1,331)	(5,513)		(3,798)
Less earnings credits	—	—	(b)	—
Less expense reimbursements	—	(293)		(12)

Net expenses	42,451	26,551		25,451

Net investment income (loss)	(17,194)	9,702		(11,970)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	172,792	165,578		173,141
Change in net unrealized appreciation/depreciation of investments in non-affiliates	461,167	134,637		150,704

Net realized/unrealized gains (losses)	633,959	300,215		323,845

Change in net assets resulting from operations	$616,765	$309,917		$311,875

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$282,182	$5,549	$181,881
Dividend income from affiliates	196	19	287

Total investment income	282,378	5,568	182,168

EXPENSES:
Investment advisory fees	103,514	4,516	62,972
Administration fees	13,098	297	7,966
Distribution fees:
Class A	6,927	19	5,282
Class B (a)	63	1	—
Class C	4,545	58	4,144
Class R2	366	—	—
Shareholder servicing fees:
Class A	6,927	19	5,282
Class B (a)	21	— (b)	—
Class C	1,515	19	1,381
Class R2	183	—	—
Institutional Class	9,720	—	4,174
Select Class	6,867	865	7,123
Custodian and accounting fees	443	36	279
Interest expense to affiliates	—	— (b)	—
Professional fees	226	55	128
Trustees’ and Chief Compliance Officer’s fees	153	4	87
Printing and mailing costs	934	6	596
Registration and filing fees	581	49	924
Transfer agent fees	15,294	52	6,758
Other	809	10	408
Dividend expense to non-affiliates on securities sold short	—	3,734	—
Interest expense to non-affiliates on securities sold short	—	612	—

Total expenses	172,186	10,352	107,504

Less fees waived	(24,286)	(1,484)	(12,627)
Less earnings credits	— (b)	—	—
Less expense reimbursements	(2,625)	— (b)	(436)

Net expenses	145,275	8,868	94,441

Net investment income (loss)	137,103	(3,300)	87,727

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,096,684	55,400	148,940
Futures	—	522	—
Securities sold short	—	(52,926)	—
Foreign currency transactions	—	2	—

Net realized gain (loss)	1,096,684	2,998	148,940

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(12,168)	(34,391)	322,296
Futures	—	57	—
Securities sold short	—	35,440	—

Change in net unrealized appreciation/depreciation	(12,168)	1,106	322,296

Net realized/unrealized gains (losses)	1,084,516	4,104	471,236

Change in net assets resulting from operations	$1,221,619	$804	$558,963

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(17,194)	$(7,964)	$9,702	$4,036
Net realized gain (loss)	172,792	223,546	165,578	135,142
Distributions of capital gains received from investment company affiliates	—	3	—	1
Change in net unrealized appreciation/depreciation	461,167	492,238	134,637	222,527

Change in net assets resulting from operations	616,765	707,823	309,917	361,706

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(81)	(29)
From net realized gains	(32,469)	(21,773)	(8,089)	(4,217)
Class B (a)
From net realized gains	(98)	(123)	—	—
Class C
From net investment income	—	—	—	—
From net realized gains	(7,969)	(4,242)	(990)	(1,100)
Class R2 (b)
From net investment income	—	—	—	— (c)
From net realized gains	—	—	(30)	—
Class R5 (b)
From net investment income	—	—	(2)	— (c)
From net realized gains	(1,758)	(54,106)	(26)	—
Class R6 (b) (d)
From net investment income	—	—	(3,446)	(913)
From net realized gains	(73,271)	—	(46,736)	—
Select Class
From net investment income	—	—	(3,414)	(3,282)
From net realized gains	(39,626)	(49,152)	(80,115)	(90,616)

Total distributions to shareholders	(155,191)	(129,396)	(142,929)	(100,157)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,161,499	987,358	363,135	1,551,394

NET ASSETS:
Change in net assets	1,623,073	1,565,785	530,123	1,812,943
Beginning of period	3,565,207	1,999,422	2,773,170	960,227

End of period	$5,188,280	$3,565,207	$3,303,293	$2,773,170

Accumulated undistributed (distributions in excess of) net investment income	$(10,303)	$(7,786)	$(25)	$(535)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Amount rounds to less than $1,000.
(d)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(11,970)	$(6,054)	$137,103	$103,278
Net realized gain (loss)	173,141	314,124	1,096,684	1,068,473
Distributions of capital gains received from investment company affiliates	—	— (b)	—	6
Change in net unrealized appreciation/depreciation	150,704	225,799	(12,168)	1,889,585

Change in net assets resulting from operations	311,875	533,869	1,221,619	3,061,342

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(15,287)	(14,338)
From net realized gains	(80,615)	(69,231)	(197,218)	(135,361)
Class B (a)
From net realized gains	(608)	(943)	(668)	(524)
Class C
From net investment income	—	—	(1,024)	(38)
From net realized gains	(6,222)	(3,392)	(45,175)	(24,588)
Class R2
From net investment income	—	—	(331)	(201)
From net realized gains	(345)	(58)	(5,603)	(2,784)
Class R5
From net realized gains	(3,427)	(2,276)	—	—
Class R6
From net realized gains	(7,943)	(5,408)	—	—
Institutional Class
From net investment income	—	—	(108,605)	(69,637)
From net realized gains	—	—	(711,308)	(318,626)
Select Class
From net investment income	—	—	(19,269)	(17,743)
From net realized gains	(119,065)	(99,863)	(172,337)	(112,976)

Total distributions to shareholders	(218,225)	(181,171)	(1,276,825)	(696,816)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	787,072	251,309	368,694	18,077

NET ASSETS:
Change in net assets	880,722	604,007	313,488	2,382,603
Beginning of period	2,181,804	1,577,797	15,645,585	13,262,982

End of period	$3,062,526	$2,181,804	$15,959,073	$15,645,585

Accumulated undistributed (distributions in excess of) net investment income	$(7,971)	$(5,808)	$41,285	$48,215

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,300)	$(4,373)	$87,727	$83,781
Net realized gain (loss)	2,998	9,737	148,940	278,242
Distributions of capital gains received from investment company affiliates	—	— (a)	—	5
Change in net unrealized appreciation/depreciation	1,106	(136)	322,296	747,106

Change in net assets resulting from operations	804	5,228	558,963	1,109,134

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(18,586)	(6,931)
From net realized gains	—	—	(49,085)	(30,061)
Class C
From net investment income	—	—	(2,882)	(562)
From net realized gains	—	—	(12,315)	(7,282)
Institutional Class
From net investment income	—	—	(51,909)	(19,755)
From net realized gains	—	—	(93,724)	(54,303)
Select Class
From net investment income	—	—	(31,036)	(12,951)
From net realized gains	—	—	(67,644)	(42,336)

Total distributions to shareholders	—	—	(327,181)	(174,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(161,126)	101,988	3,369,281	3,061,568

NET ASSETS:
Change in net assets	(160,322)	107,216	3,601,063	3,996,521
Beginning of period	451,002	343,786	7,693,444	3,696,923

End of period	$290,680	$451,002	$11,294,507	$7,693,444

Accumulated undistributed (distributions in excess of) net investment income	$(889)	$(2,110)	$39,348	$57,743

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$548,977	$463,178	$93,435	$92,281
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,694
Distributions reinvested	31,822	21,355	8,101	4,242
Cost of shares redeemed	(222,820)	(135,058)	(35,536)	(16,208)
Conversion from Class B Shares	2,100	34	—	—

Change in net assets resulting from Class A capital transactions	$360,079	$349,509	$66,000	$123,009

Class B (a)
Proceeds from shares issued	$225	$342	$—	$—
Distributions reinvested	95	118	—	—
Cost of shares redeemed	(865)	(565)	—	—
Conversion to Class A Shares	(2,100)	(34)	—	—

Change in net assets resulting from Class B capital transactions	$(2,645)	$(139)	$—	$—

Class C
Proceeds from shares issued	$182,071	$101,473	$6,417	$11,105
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,648
Distributions reinvested	6,954	3,500	990	1,100
Cost of shares redeemed	(32,956)	(18,573)	(2,929)	(1,925)

Change in net assets resulting from Class C capital transactions	$156,069	$86,400	$4,478	$11,928

Class R2 (b)
Proceeds from shares issued	$—	$—	$336	$51
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	632
Distributions reinvested	—	—	18	— (c)
Cost of shares redeemed	—	—	(251)	(28)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$103	$655

Class R5 (b)
Proceeds from shares issued	$77,457	$540,555	$1,637	$1
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	87
Distributions reinvested	1,758	54,106	28	— (c)
Cost of shares redeemed	(1,506,939)	(225,926)	(186)	—

Change in net assets resulting from Class R5 capital transactions	$(1,427,724)	$368,735	$1,479	$88

Class R6 (b) (d)
Proceeds from shares issued	$1,928,585	$276,436	$369,933	$108,850
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	676,262
Distributions reinvested	70,979	—	49,924	906
Cost of shares redeemed	(53,688)	(11,268)	(35,342)	(751)

Change in net assets resulting from Class R6 capital transactions	$1,945,876	$265,168	$384,515	$785,267

Select Class
Proceeds from shares issued	$361,358	$429,743	$345,873	$490,477
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	390,167
Distributions reinvested	23,846	20,345	60,746	82,318
Cost of shares redeemed	(255,360)	(532,403)	(500,059)	(332,515)

Change in net assets resulting from Select Class capital transactions	$129,844	$(82,315)	$(93,440)	$630,447

Total change in net assets resulting from capital transactions	$1,161,499	$987,358	$363,135	$1,551,394

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Amount rounds to less than 1,000.
(d)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	36,907	34,638	2,053	2,197
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	995
Reinvested	2,270	1,645	188	107
Redeemed	(15,105)	(10,120)	(784)	(381)
Conversion from Class B Shares	131	3	—	—

Change in Class A Shares	24,203	26,166	1,457	2,918

Class B (a)
Issued	17	28	—	—
Reinvested	7	10	—	—
Redeemed	(64)	(47)	—	—
Conversion to Class A Shares	(146)	(3)	—	—

Change in Class B Shares	(186)	(12)	—	—

Class C
Issued	13,414	8,282	144	269
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	39
Reinvested	547	295	23	28
Redeemed	(2,464)	(1,524)	(65)	(46)

Change in Class C Shares	11,497	7,053	102	290

Class R2 (b)
Issued	—	—	7	2
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15
Reinvested	—	—	— (c)	— (c)
Redeemed	—	—	(6)	(1)

Change in Class R2 Shares	—	—	1	16

Class R5 (b)
Issued	5,216	39,731	35	— (c)
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2
Reinvested	122	4,065	1	— (c)
Redeemed	(101,089)	(15,945)	(4)	—

Change in Class R5 Shares	(95,751)	27,851	32	2

Class R6 (b) (d)
Issued	128,407	19,372	8,126	2,551
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15,676
Reinvested	4,909	—	1,145	20
Redeemed	(3,544)	(791)	(779)	(18)

Change in Class R6 Shares	129,772	18,581	8,492	18,229

Select Class
Issued	23,952	31,913	7,557	11,736
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	9,044
Reinvested	1,668	1,541	1,396	2,060
Redeemed	(16,966)	(38,838)	(10,866)	(7,967)

Change in Select Class Shares	8,654	(5,384)	(1,913)	14,873

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Amount rounds to less than $1,000.
(d)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$274,574	$116,580	$394,792	$455,082
Distributions reinvested	76,907	65,053	195,292	139,350
Cost of shares redeemed	(162,077)	(127,370)	(1,360,678)	(880,766)
Conversion from Class B Shares	3,778	890	6,728	781

Change in net assets resulting from Class A capital transactions	$193,182	$55,153	$(763,866)	$(285,553)

Class B (a)
Proceeds from shares issued	$27	$60	$22	$98
Distributions reinvested	593	905	639	502
Cost of shares redeemed	(1,919)	(2,663)	(4,670)	(6,624)
Conversion to Class A Shares	(3,778)	(890)	(6,728)	(781)

Change in net assets resulting from Class B capital transactions	$(5,077)	$(2,588)	$(10,737)	$(6,805)

Class C
Proceeds from shares issued	$37,238	$14,903	$27,636	$27,504
Distributions reinvested	5,274	2,860	36,724	19,472
Cost of shares redeemed	(8,786)	(5,376)	(72,861)	(66,037)

Change in net assets resulting from Class C capital transactions	$33,726	$12,387	$(8,501)	$(19,061)

Class R2
Proceeds from shares issued	$8,894	$1,589	$16,445	$21,879
Distributions reinvested	345	58	5,637	2,790
Cost of shares redeemed	(1,635)	(276)	(21,709)	(20,179)

Change in net assets resulting from Class R2 capital transactions	$7,604	$1,371	$373	$4,490

Class R5
Proceeds from shares issued	$139,213	$11,177	$—	$—
Distributions reinvested	3,427	2,276	—	—
Cost of shares redeemed	(10,062)	(8,354)	—	—

Change in net assets resulting from Class R5 capital transactions	$132,578	$5,099	$—	$—

Class R6
Proceeds from shares issued	$185,884	$33,802	$—	$—
Distributions reinvested	7,291	4,757	—	—
Cost of shares redeemed	(26,514)	(12,254)	—	—

Change in net assets resulting from Class R6 capital transactions	$166,661	$26,305	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$2,898,688	$1,953,853
Distributions reinvested	—	—	686,825	315,542
Cost of shares redeemed	—	—	(1,786,837)	(1,555,034)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,798,676	$714,361

Select Class
Proceeds from shares issued	$427,509	$235,397	$1,046,215	$551,560
Distributions reinvested	103,039	84,914	174,083	120,569
Cost of shares redeemed	(272,150)	(166,729)	(1,867,549)	(1,061,484)

Change in net assets resulting from Select Class capital transactions	$258,398	$153,582	$(647,251)	$(389,355)

Total change in net assets resulting from capital transactions	$787,072	$251,309	$368,694	$18,077

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	10,468	4,511	10,652	13,252
Reinvested	3,166	2,708	5,494	4,172
Redeemed	(6,089)	(4,940)	(36,773)	(25,729)
Conversion from Class B Shares	136	35	178	23

Change in Class A Shares	7,681	2,314	(20,449)	(8,282)

Class B (a)
Issued	1	3	1	4
Reinvested	37	53	18	15
Redeemed	(106)	(144)	(128)	(200)
Conversion to Class A Shares	(202)	(49)	(182)	(23)

Change in Class B Shares	(270)	(137)	(291)	(204)

Class C
Issued	1,668	673	779	830
Reinvested	262	140	1,070	602
Redeemed	(396)	(244)	(2,021)	(1,968)

Change in Class C Shares	1,534	569	(172)	(536)

Class R2
Issued	310	58	458	654
Reinvested	13	2	164	86
Redeemed	(57)	(10)	(607)	(599)

Change in Class R2 Shares	266	50	15	141

Class R5
Issued	4,578	397	—	—
Reinvested	125	86	—	—
Redeemed	(334)	(293)	—	—

Change in Class R5 Shares	4,369	190	—	—

Class R6
Issued	6,285	1,187	—	—
Reinvested	266	179	—	—
Redeemed	(882)	(432)	—	—

Change in Class R6 Shares	5,669	934	—	—

Institutional Class
Issued	—	—	75,729	55,438
Reinvested	—	—	18,860	9,240
Redeemed	—	—	(47,177)	(44,220)

Change in Institutional Class Shares	—	—	47,412	20,458

Select Class
Issued	14,507	8,322	27,961	15,917
Reinvested	3,790	3,204	4,839	3,571
Redeemed	(9,299)	(5,903)	(48,879)	(30,426)

Change in Select Class Shares	8,998	5,623	(16,079)	(10,938)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$558	$2,518	$1,131,012	$931,606
Distributions reinvested	—	—	63,610	34,685
Cost of shares redeemed	(4,659)	(6,487)	(503,182)	(255,314)
Conversion from Class B Shares	79	45	—	—

Change in net assets resulting from Class A capital transactions	$(4,022)	$(3,924)	$691,440	$710,977

Class B (a)
Proceeds from shares issued	$—	$3	$—	$—
Cost of shares redeemed	(129)	(280)	—	—
Conversion to Class A Shares	(79)	(45)	—	—

Change in net assets resulting from Class B capital transactions	$(208)	$(322)	$—	$—

Class C
Proceeds from shares issued	$522	$505	$341,265	$164,051
Distributions reinvested	—	—	12,024	6,053
Cost of shares redeemed	(2,310)	(3,141)	(65,697)	(28,716)

Change in net assets resulting from Class C capital transactions	$(1,788)	$(2,636)	$287,592	$141,388

Institutional Class
Proceeds from shares issued	$—	$—	$2,416,260	$1,480,427
Distributions reinvested	—	—	134,005	69,075
Cost of shares redeemed	—	—	(641,266)	(330,856)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,908,999	$1,218,646

Select Class
Proceeds from shares issued	$8,612	$114,928	$883,261	$1,276,857
Distributions reinvested	—	—	87,369	49,543
Cost of shares redeemed	(163,720)	(6,058)	(489,380)	(335,843)

Change in net assets resulting from Select Class capital transactions	$(155,108)	$108,870	$481,250	$990,557

Total change in net assets resulting from capital transactions	$(161,126)	$101,988	$3,369,281	$3,061,568

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	56	257	38,204	34,698
Reinvested	—	—	2,177	1,320
Redeemed	(468)	(663)	(16,986)	(9,483)
Conversion from Class B Shares	8	5	—	—

Change in Class A Shares	(404)	(401)	23,395	26,535

Class B (a)
Issued	—	1	—	—
Redeemed	(14)	(31)	—	—
Conversion to Class A Shares	(8)	(5)	—	—

Change in Class B Shares	(22)	(35)	—	—

Class C
Issued	56	54	11,531	6,062
Reinvested	—	—	414	232
Redeemed	(245)	(338)	(2,215)	(1,062)

Change in Class C Shares	(189)	(284)	9,730	5,232

Institutional Class
Issued	—	—	81,240	54,588
Reinvested	—	—	4,545	2,610
Redeemed	—	—	(21,282)	(12,230)

Change in Institutional Class Shares	—	—	64,503	44,968

Select Class
Issued	848	11,408	29,705	47,271
Reinvested	—	—	2,972	1,877
Redeemed	(16,074)	(607)	(16,492)	(12,507)

Change in Select Class Shares	(15,226)	10,801	16,185	36,641

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2015	$14.24	$(0.10	)(f)	$2.17	$2.07	$—	$(0.57)	$(0.57)
Year Ended June 30, 2014	11.43	(0.07	)(f)	3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—

Class C
Year Ended June 30, 2015	12.98	(0.15	)(f)	1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—

Class R5
Year Ended June 30, 2015	14.63	(0.04	)(f)	2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—

Class R6
Year Ended June 30, 2015	14.64	(0.03	)(f)	2.23	2.20	—	(0.57)	(0.57)
December 23, 2013(j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Year Ended June 30, 2015	14.50	(0.07	)(f)	2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.03 and $0.01 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.27% and 0.09% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.01) and $(0.03) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.74	14.99%	$1,174,260	1.24%	(0.65)%		1.35%	46%
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96

14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96

16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96

16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2015	$44.91	$(0.03	)(f)	$4.32	$4.29	$(0.02)	$(2.06)	$(2.08)
Year Ended June 30, 2014	38.10	(0.04	)(f)	10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(g)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2015	44.21	(0.25	)(f)	4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24	)(f)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	— (j)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(g)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2015	44.87	(0.14	)(f)	4.30	4.16	—	(2.05)	(2.05)
March 14, 2014(i) through June 30, 2014	42.92	(0.05	)(f)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2015	45.15	0.20	(f)	4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2015	45.15	0.20	(f)	4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2015	45.15	0.13	(f)	4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11	(f)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(g)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$47.12	9.99%	$232,320	1.24%	(0.06)%		1.44%	41%
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88

46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88

46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2015	$27.49	$(0.18	)(f)	$3.19	$3.01	$(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)(g)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—

Class C
Year Ended June 30, 2015	23.35	(0.26	)(f)	2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—

Class R2
Year Ended June 30, 2015	29.54	(0.24	)(f)	3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—

Class R5
Year Ended June 30, 2015	30.52	(0.07	)(f)	3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.71	12.37%	$984,262	1.23%	(0.68)%		1.35%	57%
27.49	33.44	765,310	1.24	(0.51	)(g)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79

22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79

29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79

31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund (continued)
Class R6
Year Ended June 30, 2015	$30.57	$(0.06	)(f)	$3.61	$3.55	$(2.79)
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2015	30.39	(0.11	)(f)	3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.33	12.92%	$265,905	0.73%	(0.19)%		0.78%	57%
30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2015	$37.25	$0.20	(d)	$2.52	$2.72	$(0.20)	$(2.79)	$(2.99)
Year Ended June 30, 2014	31.68	0.15	(d)(e)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(d)(f)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(d)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(d)	5.85	6.03	(0.18)	—	(0.18)

Class C
Year Ended June 30, 2015	36.19	0.01	(d)	2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(d)(e)	6.83	6.80	— (g)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(d)(f)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(d)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(d)	5.69	5.76	(0.07)	—	(0.07)

Class R2
Year Ended June 30, 2015	36.14	0.10	(d)	2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(d)(e)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(d)(f)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(d)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(d)	5.76	5.88	(0.24)	—	(0.24)

Institutional Class
Year Ended June 30, 2015	37.99	0.40	(d)	2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(d)(e)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(d)(f)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(d)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(d)	5.95	6.25	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2015	37.61	0.28	(d)	2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(d)(e)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(d)(f)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(d)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(d)	5.90	6.14	(0.24)	—	(0.24)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.32 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.31 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.98	7.68%	$2,623,772	1.23%	0.53%		1.38%	18%
37.25	23.25	3,404,974	1.23	0.42	(e)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(f)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41

35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(e)	1.87	25
30.84	24.43	534,813	1.74	0.16	(f)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41

35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(e)	1.62	25
30.81	24.71	57,003	1.49	0.43	(f)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41

37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(e)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(f)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41

37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(e)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(f)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2015	$9.91	$(0.11	)(e)	$0.07	$(0.04)
Year Ended June 30, 2014	9.79	(0.13	)(e)	0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(e)(f)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(e)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10

Class C
Year Ended June 30, 2015	9.40	(0.15	)(e)	0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17	)(e)	0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(e)(f)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02

Select Class
Year Ended June 30, 2015	10.09	(0.09	)(e)	0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11	)(e)	0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(e)(f)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, and 1.49% and 1.95% for 2011; for Class C are 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014, 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011; for Select Class are 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, and 1.24% and 1.70% for 2011, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (d)	Portfolio turnover rate (including short sales) (d)

$9.87	(0.40)%	$6,273	2.68%	(1.14)%		3.15%	74%	204%
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(g)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339

9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(g)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339

10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(g)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2015	$29.15	$0.19	(d)	$1.47	$1.66	$(0.26)	$(0.71)	$(0.97)
Year Ended June 30, 2014	24.64	0.34	(d)	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	(d)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(d)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(d)	3.79	4.02	(0.17)	—	(0.17)

Class C
Year Ended June 30, 2015	29.08	0.04	(d)	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	(d)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(d)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(d)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(d)	3.77	3.91	(0.07)	—	(0.07)

Institutional Class
Year Ended June 30, 2015	29.31	0.34	(d)	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	(d)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(d)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(d)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(d)	3.79	4.11	(0.24)	—	(0.24)

Select Class
Year Ended June 30, 2015	29.27	0.27	(d)	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	(d)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(d)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(d)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(d)	3.79	4.07	(0.22)	—	(0.22)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.84	5.78%	$2,440,061	1.24%	0.64%	1.41%	17%
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33

29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33

30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33

29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2**, Class R5**, Class R6** and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.
**	Class R2, Class R5 and Class R6 Shares of Mid Cap Equity Fund commenced operations on March 14, 2014.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding Exchange Traded Funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,249,140	$—	$—	$5,249,140

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,293,686	$—	$—	$3,293,686

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,091,337	$—	$—	$3,091,337

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,012,877	$—	$—	$16,012,877

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$292,621	$—	$—	$292,621

Total Liabilities for Securities Sold Short (a)	$(252,649)	$—	$—	$(252,649)

Appreciation in Other Financial Instruments
Futures Contracts	$36	$—	$—	$36

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,264,248	$—	$—	$11,264,248

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2015, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$3,413	(a)
Average Notional Balance Short	2,469
Ending Notional Balance Long	—
Ending Notional Balance Short	2,067

(a)	For the period March 1, 2015 through March 31, 2015.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Growth Advantage Fund	$(7,398)	$14,677	$(7,279)
Mid Cap Equity Fund	(6)	(2,249)	2,255
Mid Cap Growth Fund	(11)	9,807	(9,796)
Mid Cap Value Fund	(5,262)	483	4,779
Multi-Cap Market Neutral Fund	(4,597)	4,521	76
Value Advantage Fund	—	(1,709)	1,709

The reclassification for the Funds relate primarily to capital loss carryforwards, investments in partnerships, net operating losses and non-taxable dividends.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$767	$1
Mid Cap Equity Fund	203	—
Mid Cap Growth Fund	99	1
Mid Cap Value Fund	37	—	(a)
Multi-Cap Market Neutral Fund	1	—
Value Advantage Fund	644	3

(a)	Amount rounds to less than $1,000.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6		Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.85	%*	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	1.50%	0.80	0.75		n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74		n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a		0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a		n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a		0.75	1.00

*	Prior to January 1, 2015, the contractual expense limitation for Growth Advantage Fund Class R6 was 0.80%.

The expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015, except Mid Cap Equity Fund which is in place until October 31, 2016 and Class B Shares which are no longer operating. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2015. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$40	$3	$1,078	$1,121	$—
Mid Cap Equity Fund	923	615	3,776	5,314	293
Mid Cap Growth Fund	785	517	2,353	3,655	12
Mid Cap Value Fund	6,594	4,303	12,366	23,263	2,625
Multi-Cap Market Neutral Fund	1,107	297	9	1,413	—	(a)
Value Advantage Fund	2,793	1,830	6,572	11,195	436

(b)	Amount rounds to less than $1,000.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2015 was as follows (amounts in thousands):

Growth Advantage Fund	$210
Mid Cap Equity Fund	199
Mid Cap Growth Fund	143
Mid Cap Value Fund	1,023
Multi-Cap Market Neutral Fund	71
Value Advantage Fund	1,432

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$2
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,787,395	$1,903,868	$—	$—
Mid Cap Equity Fund	1,430,107	1,199,994	—	—
Mid Cap Growth Fund	1,875,012	1,346,817	—	—
Mid Cap Value Fund	2,809,649	3,580,977	—	—
Multi-Cap Market Neutral Fund	238,074	398,530	260,535	414,404
Value Advantage Fund	4,181,677	1,544,170	—	—

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$3,827,543	$1,468,447	$46,850	$1,421,597
Mid Cap Equity Fund	2,471,328	875,460	53,102	822,358
Mid Cap Growth Fund	2,307,026	827,294	42,983	784,311

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid Cap Value Fund	$10,728,989	$5,465,948	$182,060	$5,283,888
Multi-Cap Market Neutral Fund	255,039	68,567	30,985	37,582
Value Advantage Fund	9,632,583	1,850,545	218,880	1,631,665

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$27,729	$127,462	$155,191
Mid Cap Equity Fund	39,516	103,413	142,929
Mid Cap Growth Fund	27,727	190,498	218,225
Mid Cap Value Fund	255,048	1,021,777	1,276,825
Value Advantage Fund	166,645	160,536	327,181

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$41,088	$88,308	$129,396
Mid Cap Equity Fund	33,507	66,650	100,157
Mid Cap Growth Fund	1,961	179,210	181,171
Mid Cap Value Fund	235,213	461,603	696,816
Value Advantage Fund	93,947	80,234	174,181

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$163,952	$—	$1,421,597
Mid Cap Equity Fund	20,826	104,754	—	822,358
Mid Cap Growth Fund	3,127	124,596	—	784,311
Mid Cap Value Fund	56,281	698,118	(22,101)	5,283,888
Multi-Cap Market Neutral Fund	—	—	(16,117)	27,397
Value Advantage Fund	84,088	68,931	—	1,629,140

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, investments in partnerships and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2015, the Funds did not have post-enactment capital loss carryforwards.

As of June 30, 2015, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Value Fund	$—	$—	$22,101	$22,101	*
Multi-Cap Market Neutral Fund	16,117	—	—	16,117

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381 - 384. Excludes approximately $5,263,000 of losses no longer available due to merger limitations.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

During the year ended June 30, 2015, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
Mid Cap Growth Fund	$13,557
Mid Cap Value Fund	7,367
Multi-Cap Market Neutral Fund	13,495

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2016 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Growth Advantage Fund	$10,270	$15,279	$—
Mid Cap Growth Fund	7,877	—	—
Multi-Cap Market Neutral Fund	854	29,825	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015. Average borrowings from the Facility for the year ended June 30, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Multi-Cap Market Neutral Fund	$21,128	0.21%	4	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

In addition, as of June 30, 2015, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	40.6%
Mid Cap Equity Fund	—	33.4
Multi-Cap Market Neutral Fund	89.9%	—
Value Advantage Fund	—	17.2

Additionally, Mid Cap Value Fund and Value Advantage Fund each have one or more shareholders, each of which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2015, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Business Combinations

In November 2013, the Board of Trustees of JPM I approved management’s proposal to merge JPMorgan Mid Cap Core Fund (the “Target Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s Board of Trustees on November 19-21, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 14, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $1,111,228,000 and identified cost of approximately $904,208,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Mid Cap Core Fund				$207,020
Class A	1,967	$42,694	$21.70
Class C	77	1,648	21.48
Class R2	29	632	21.60
Class R5	4	87	21.87
Class R6	30,932	676,262	21.86
Select Class	17,884	390,167	21.82

Acquiring Fund
Mid Cap Equity Fund				407,160
Class A	1,999	85,802	42.92
Class C	386	16,354	42.32
Select Class	29,489	1,272,165	43.14

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
Mid Cap Equity Fund				$614,180
Class A	2,994	$128,496	$42.92
Class C	425	18,002	42.32
Class R2	15	632	42.92
Class R5	2	87	43.14
Class R6	15,676	676,262	43.14
Select Class	38,533	1,662,333	43.14

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,098.40	$6.45	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,096.40	9.04	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R5
Actual	1,000.00	1,100.20	5.00	0.96
Hypothetical	1,000.00	1,020.38	4.81	0.96
Class R6
Actual	1,000.00	1,100.80	3.91	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,099.20	5.78	1.11
Hypothetical	1,000.00	1,019.39	5.56	1.11

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,057.20	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,054.60	8.86	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,055.70	7.59	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,059.60	$4.03	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,059.80	3.78	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,058.80	4.54	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,102.20	6.41	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,099.20	9.00	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class R2
Actual	1,000.00	1,101.10	7.24	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R5
Actual	1,000.00	1,104.60	4.07	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R6
Actual	1,000.00	1,104.70	3.81	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Select Class
Actual	1,000.00	1,103.80	4.80	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,014.00	6.14	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,011.30	8.68	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,012.50	7.43	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual	1,000.00	1,016.40	3.70	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,015.20	4.90	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	980.10	13.16	2.68
Hypothetical	1,000.00	1,011.50	13.37	2.68
Class C
Actual	1,000.00	976.90	15.59	3.18
Hypothetical	1,000.00	1,009.03	15.84	3.18

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund (continued)
Select Class
Actual	$1,000.00	$980.50	$11.93	2.43%
Hypothetical	1,000.00	1,012.74	12.13	2.43

Value Advantage Fund
Class A
Actual	1,000.00	1,005.70	6.12	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,003.40	8.59	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual	1,000.00	1,008.40	3.64	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Select Class
Actual	1,000.00	1,007.10	4.88	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
Mid Cap Equity Fund	100.00%
Mid Cap Growth Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$127,462
Mid Cap Equity Fund	103,413
Mid Cap Growth Fund	190,499
Mid Cap Value Fund	1,021,777
Value Advantage Fund	160,536

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Growth Advantage Fund	$25,227
Mid Cap Equity Fund	38,478
Mid Cap Growth Fund	13,459
Mid Cap Value Fund	255,048
Value Advantage Fund	166,644

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2015. All rights reserved. June 2015.

AN-MC-615

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2015

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholder,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth
and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015.
While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S.
interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve

months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of
Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in
2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

2

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. Also, growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell 1000 Index returned 7.37%, the Russell 1000 Growth Index returned 10.56% and the Russell 1000 Value Index returned 4.13%.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED
JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

9.53%

S&P 500 Index

7.42%

Net Assets as of 6/30/2015 (In Thousands)

$
7,746,415

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the Benchmark for the twelve months ended June 30, 2015. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago
Technologies Ltd., Lowe’s Cos. and Boston Scientific Corp. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and news of its $37 billion acquisition by Broadcom Corp. Shares of
Lowe’s, a home-improvement retail chain, rose on increased consumer spending in the U.S. and better-than-expected quarterly sales. Shares of Boston Scientific, a medical device maker, rose after the company’s management unveiled a growth and expansion strategy.

Leading individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp.,
Marathon Oil Corp. and Union Pacific Corp. Shares of Fluor, an engineering and construction services company, fell on lower demand from the energy sector. Shares of Marathon Oil, an oil and gas exploration and production company, declined on continued weakness in global energy prices. Shares of Union Pacific, a freight railroad operator, fell amid weaker freight volumes, particularly for coal.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the
portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.5
%

2.

Comcast Corp., Class A

2.8

3.

Goldman Sachs Group, Inc. (The)

2.4

4.

Facebook, Inc., Class A

2.3

5.

Biogen, Inc.

2.3

6.

Morgan Stanley

2.2

7.

Twenty-First Century Fox, Inc., Class A

2.0

8.

Gilead Sciences, Inc.

2.0

9.

Avago Technologies Ltd., (Singapore)

2.0

10.

Lam Research Corp.

1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

17.9
%

Consumer Discretionary

17.7

Financials

16.9

Health Care

16.5

Industrials

12.0

Energy

6.3

Consumer Staples

4.9

Materials

2.4

Utilities

1.8

Telecommunication Services

1.2

Short-Term Investments

2.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

September 28, 2001

Without Sales Charge

9.04
%

17.99
%

8.26
%

With Sales Charge*

3.34

16.73

7.68

CLASS R6 SHARES

March 24, 2003

9.67

18.58

8.81

INSTITUTIONAL CLASS SHARES

January 3, 1997

9.53

18.46

8.70

SELECT CLASS SHARES

September 10, 2001

9.34

18.28

8.53

*

Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2005 to June 30,
2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

7.76%

Russell 1000 Growth Index

10.56%

Net Assets as of 6/30/2015 (In Thousands)

$
337,196

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the
“Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the consumer discretionary and producer durables sectors was a leading detractor from performance relative to the Benchmark, while the
Fund’s overweight positions in the health care sector and its security selection in the consumer staples sector were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd. and Schlumberger Ltd., and its underweight position in Apple Inc. Shares of
Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Schlumberger, a supplier of services to the energy industry, fell on weak demand amid continued weakness in global oil prices. Shares of Apple, a maker of mobile devices and personal computers, rose on a string of positive earnings announcements.

Leading individual contributors to relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Regeneron Pharmaceuticals Inc. and CVS Health Corp. Shares of Gilead Sciences, a
drug development company, rose on the sales prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Regeneron, a biopharmaceutical company, rose on accelerating sales of its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of CVS Health, a pharmacy benefits provider and retail chain operator, rose on the strength of its integrated retail/pharmacy benefit operations.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

MasterCard, Inc., Class A

5.3
%

2.

Facebook, Inc., Class A

5.0

3.

Gilead Sciences, Inc.

4.9

4.

Regeneron Pharmaceuticals, Inc.

4.5

5.

Google, Inc., Class A

4.3

6.

Amazon.com, Inc.

4.2

7.

Home Depot, Inc. (The)

3.6

8.

Celgene Corp.

3.6

9.

Starbucks Corp.

3.5

10.

Salesforce.com, Inc.

3.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

33.7
%

Health Care

22.9

Consumer Discretionary

20.1

Industrials

5.6

Financials

4.6

Energy

3.8

Materials

2.9

Consumer Staples

2.5

Short-Term Investment

3.9

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

6

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

SINCE INCEPTION

CLASS A SHARES

November 30, 2007

Without Sales Charge

7.46
%

17.61
%

7.38
%

With Sales Charge*

1.81

16.35

6.62

CLASS C SHARES

November 30, 2007

Without CDSC

6.93

17.03

6.85

With CDSC**

5.93

17.03

6.85

CLASS R5 SHARES

November 30, 2007

7.99

18.13

7.86

SELECT CLASS SHARES

November 30, 2007

7.76

17.91

7.65

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper
Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

6.26%

S&P 500 Index

7.42%

Net Assets as of 6/30/2015 (In Thousands)

$
83,504

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT
WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the
“Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the technology and financials services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and its underweight position in the energy sector were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Google Inc. and Kansas City Southern. Shares of Apple, a
maker of mobile devices and personal computers that was not held by the Fund, rose on a string of positive earnings announcements. Shares of Google, a provider of internet services and technology, declined weaker-than-expected results and the decision by Mozilla Corp. to replace Google with Yahoo Inc. as its default search engine. Shares of Kansas City Southern, a freight railroad operator, declined on lower volumes for coal and agricultural products.

Leading individual contributors to relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Starbucks Corp. and Mastercard
Inc. Shares of Gilead Sciences, a drug development company, rose on the sales prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Starbucks, an operator of retail coffee shops, rose on continued growth of sales, store traffic and operating income. Shares of Mastercard, an electronic payments and credit card company, rose on better-than-expected earnings and the company’s expansion plans.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Gilead Sciences, Inc.

5.6
%

2.

Facebook, Inc., Class A

5.4

3.

Google, Inc., Class C

4.7

4.

MasterCard, Inc., Class A

4.6

5.

Regeneron Pharmaceuticals, Inc.

4.6

6.

American International Group, Inc.

4.6

7.

Wells Fargo & Co.

4.1

8.

Amazon.com, Inc.

3.7

9.

Celgene Corp.

3.6

10.

Priceline Group, Inc. (The)

3.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials

23.2
%

Information Technology

20.9

Health Care

17.0

Consumer Discretionary

15.6

Industrials

6.1

Energy

5.3

Materials

3.9

Consumer Staples

3.3

Utilities

1.3

Short-Term Investment

3.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

8

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

July 29, 2011

Without Sales Charge

5.98
%

17.32
%

14.51
%

With Sales Charge*

0.40

15.24

12.95

CLASS C SHARES

July 29, 2011

Without CDSC

5.44

16.72

13.94

With CDSC**

4.44

16.72

13.94

SELECT CLASS SHARES

July 29, 2011

6.26

17.62

14.80

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth
Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of
the Fund and through July 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

4.96%

Russell 1000 Value Index

4.13%

Net Assets as of 6/30/2015 (In Thousands)

$
10,253,180

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income1.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares)
outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and underweight position in the energy sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the health care and consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Apple Inc., Home Depot Inc.
and CME Group Inc. Shares of Apple, a consumer electronics company not held in the Benchmark, rose on a string of positive earnings announcements. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, rose on earnings and sales growth amid strong consumer spending in the U.S. Shares of CME Group, owner/operator of financial exchanges for futures, options and derivatives, rose on strong trading volumes.

Leading individual detractors from relative performance included the Fund’s overweight position in ConocoPhillips and its underweight positions in UnitedHealth Group Inc. and JPMorgan Chase &
Co. Shares of ConocoPhillips, an integrated energy sector company, fell on continued weakness in oil and gas prices and declining demand for coal. Shares of UnitedHealth, a health care benefits provider that was not held by the Fund, rose on expectations that it will benefit from the Affordable Care Act. Shares of JPMorgan, a banking and financial services company that cannot be held by the Fund, rose on earnings and revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was

designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

1

Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved a change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek current income through regular payment of dividends as well as to achieve capital appreciation by investing primarily in equity securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

4.7
%

2.

Exxon Mobil Corp.

2.8

3.

Apple, Inc.

2.4

4.

Johnson & Johnson

2.3

5.

PNC Financial Services Group, Inc. (The)

2.2

6.

Pfizer, Inc.

2.1

7.

CME Group, Inc.

2.0

8.

Merck & Co., Inc.

2.0

9.

Altria Group, Inc.

1.9

10.

Home Depot, Inc. (The)

1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

26.8
%

Consumer Discretionary

13.0

Health Care

11.8

Industrials

10.4

Information Technology

10.2

Consumer Staples

8.3

Energy

7.8

Utilities

4.4

Materials

2.6

Telecommunication Services

1.5

Short-Term Investment

3.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

10

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

February 18, 1992

Without Sales Charge

4.71
%

17.00
%

8.08
%

With Sales Charge*

(0.81
)

15.76

7.50

CLASS C SHARES

November 4, 1997

Without CDSC

4.18

16.43

7.52

With CDSC**

3.18

16.43

7.52

CLASS R2 SHARES

February 28, 2011

4.44

16.71

7.90

CLASS R5 SHARES

February 28, 2011

5.16

17.48

8.48

CLASS R6 SHARES

January 31, 2012

5.31

17.52

8.50

SELECT CLASS SHARES

July 2, 1987

4.96

17.29

8.39

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5
Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for
Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6
Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in
Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.

The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

5.24%

Russell 1000 Value Index[1]

4.13%

S&P 500/Citigroup Value Index

4.57%

Net Assets as of 6/30/2015 (In Thousands)

$
495,319

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares,
without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the energy and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and financial services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Humana Inc., Apple Inc. and Home Depot Inc. Shares
of Humana, a health insurance provider, rose on news of a $33 billion takeover bid from Aetna Inc. Shares of Apple, a consumer electronics company not held in the Benchmark, rose on a string of positive earnings announcements. Shares of Home Depot, a home improvement retail chain that was not held in the Benchmark, rose on earnings and sales growth amid strong consumer spending in the U.S.

Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in United Continental Holdings Inc. and Occidental Petroleum Corp. Shares of JPMorgan, a banking and financial services company that cannot be held by the Fund, rose on earnings and profit growth. Shares of United Continental, an airline operator not held in the Benchmark, declined along with the shares of other airlines amid investor worries that U.S. carriers were pursuing market share growth at the expense of profit growth. Shares of Occidental Petroleum, an oil and gas exploration and production company, fell on continued weakness in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund was overweight in the consumer discretionary sector, a sector in which the Fund’s portfolio managers believed they had found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

1

On November 1, 2014, the Fund adopted the Russell 1000 Value Index as its primary Benchmark, replacing the S&P 500/Citigroup Value Index. The Fund’s portfolio managers believe the Russell 1000 Value Index is more representative of benchmarks for growth and income funds.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

3.0
%

2.

Exxon Mobil Corp.

2.6

3.

Apple, Inc.

2.5

4.

Microsoft Corp.

2.4

5.

Bank of America Corp.

2.2

6.

Hartford Financial Services Group, Inc. (The)

2.1

7.

Occidental Petroleum Corp.

2.0

8.

Humana, Inc.

1.9

9.

Verizon Communications, Inc.

1.8

10.

Berkshire Hathaway, Inc., Class B

1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials

33.1
%

Health Care

12.9

Consumer Discretionary

12.2

Information Technology

10.5

Industrials

8.5

Energy

8.3

Consumer Staples

6.8

Utilities

2.7

Telecommunication Services

1.8

Materials

1.6

Short-Term Investment

1.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

12

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

September 23, 1987

Without Sales Charge

5.24
%

17.18
%

7.02
%

With Sales Charge*

(0.29
)

15.92

6.44

CLASS C SHARES

January 2, 1998

Without CDSC

4.68

16.58

6.48

With CDSC**

3.68

16.58

6.48

SELECT CLASS SHARES

January 25, 1996

5.48

17.49

7.33

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and
the Lipper Large-Cap Value Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell
1000 Value Index and the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500/Citigroup

Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

On November 1, 2014, the Fund adopted the Russell 1000 Value Index as its primary Benchmark, replacing the S&P 500/Citigroup Value Index. The Fund’s portfolio managers believe the Russell 1000 Value Index is more representative of benchmarks for growth and income funds.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

5.60%

S&P 500 Index

7.42%

Net Assets as of 6/30/2015 (In Thousands

$
202,694

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT
WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the
“Benchmark”) for the twelve months ended June 30, 2015. The Fund captured 75% of the Benchmark’s total return with about 59% of the Benchmark’s volatility during the reporting period, which was within the Fund’s expected performance. The Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from
relative performance included the Fund’s overweight positions in Fluor Corp and Marathon Oil Co., and its underweight position in Walt Disney Co. Shares of Fluor, an engineering and construction services provider, fell on weak demand from the energy sector. Shares of Marathon Oil, an oil and gas exploration and production company, declined on continued weakness in global oil prices. Shares of Disney, an entertainment and media company, rose on its broad portfolio of content amid weakening fundamentals among its peers in the media sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd. and Humana Inc., and its underweight position in ConocoPhillips. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and news of its $37 billion acquisition of Broadcom Corp. Shares of Humana, a health insurance provider, rose on news of a $33 billion takeover bid from Aetna Inc. Shares of ConocoPhillips, an integrated energy sector company not held by the Fund, fell on continued
weakness in oil and gas prices and declining demand for coal.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded

index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.1
%

2.

Wells Fargo & Co.

2.3

3.

Microsoft Corp.

2.2

4.

Facebook, Inc., Class A

1.7

5.

S&P 500 Index

1.7

6.

Citigroup, Inc.

1.6

7.

Exxon Mobil Corp.

1.6

8.

United Technologies Corp.

1.4

9.

Pfizer, Inc.

1.3

10.

Johnson & Johnson

1.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

19.8
%

Health Care

15.9

Financials

15.9

Consumer Discretionary

12.8

Industrials

9.7

Consumer Staples

8.0

Energy

6.9

Utilities

3.4

Materials

2.8

Put Options

1.7

Telecommunication Services

1.5

Short-Term Investment

1.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

14

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

SINCE INCEPTION

CLASS A SHARES

December 13, 2013

Without Sales Charge

5.31
%

7.50
%

With Sales Charge*

(0.20
)

3.82

CLASS C SHARES

December 13, 2013

Without CDSC

4.79

6.95

With CDSC**

3.79

6.95

CLASS R5 SHARES

December 13, 2013

5.79

7.98

CLASS R6 SHARES

December 13, 2013

5.83

8.02

SELECT CLASS SHARES

December 13, 2013

5.60

7.75

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on
December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity
Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the

Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 29, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

15.60%

Russell 1000 Growth Index

10.56%

Net Assets as of 6/30/2015 (In Thousands)

$
15,643,650

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares)
outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the health care sector and its underweight position and security selection in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International
Inc., Regeneron Inc. and Avago Technologies Inc. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Regeneron, a biopharmaceutical company, rose on accelerating sales of its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased market share and demand for its products in mobile devices and its $37 billion acquisition of Broadcom Corp.

Leading individual detractors from relative performance included the Fund’s overweight positions in
Michael Kors Holdings Ltd. and Pioneer Natural Resources Co. and its underweight position in Apple Inc. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Pioneer Natural Resources, an oil and gas exploration and production company, fell on continued weakness in global oil prices. Shares of Apple, a maker of mobile devices and personal computers, rose on a string of positive earnings announcements.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s

portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

1

Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved a change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

5.4
%

2.

Facebook, Inc., Class A

4.6

3.

Home Depot, Inc. (The)

4.0

4.

Regeneron Pharmaceuticals, Inc.

3.7

5.

MasterCard, Inc., Class A

3.7

6.

Celgene Corp.

3.3

7.

Valeant Pharmaceuticals International, Inc.

3.3

8.

Visa, Inc., Class A

3.0

9.

Gilead Sciences, Inc.

2.9

10.

Comcast Corp., Class A

2.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

30.5
%

Health Care

24.0

Consumer Discretionary

21.3

Industrials

6.4

Materials

6.2

Consumer Staples

4.8

Financials

4.1

Energy

0.7

Short-Term Investment

2.0

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

16

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

February 22, 1994

Without Sales Charge

15.40
%

18.86
%

9.68
%

With Sales Charge*

9.34

17.58

9.09

CLASS C SHARES

November 4, 1997

Without CDSC

14.83

18.26

9.11

With CDSC**

13.83

18.26

9.11

CLASS R2 SHARES

November 3, 2008

15.13

18.56

9.41

CLASS R5 SHARES

April 14, 2009

15.80

19.30

10.05

CLASS R6 SHARES

November 30, 2010

15.90

19.37

10.08

SELECT CLASS SHARES

February 28, 1992

15.60

19.06

9.92

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class
R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class
R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class
Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.

The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

7.56%

Russell 1000 Value Index

4.13%

Net Assets as of 6/30/2015 (In Thousands)

$
751,348

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the health care and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Aetna
Inc., UnitedHealth Group Inc. and Humana Inc. Shares of Aetna and Humana, both health insurance providers, rose on news of their $33 billion merger. Shares of UnitedHealth, a health care benefits provider, rose on expectations that it will benefit from the Affordable Care Act.

Leading individual detractors from relative performance included the Fund’s overweight positions in Fluor
Corp. and General Motors Co. and its underweight position in JPMorgan Chase & Co. Shares of Fluor, an engineering and construction services provider, fell on weak demand from the energy sector. Shares of General Motors, a maker of cars and trucks, declined on weakness in sales. Shares of JPMorgan, a banking and financial services company that cannot be held by the Fund, rose on earnings and revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

4.2
%

2.

General Motors Co.

4.1

3.

MetLife, Inc.

3.7

4.

Bank of America Corp.

3.5

5.

Citigroup, Inc.

3.4

6.

Royal Caribbean Cruises Ltd.

2.8

7.

Johnson & Johnson

2.5

8.

Morgan Stanley

2.4

9.

UnitedHealth Group, Inc.

2.3

10.

Exxon Mobil Corp.

2.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials

35.4
%

Consumer Discretionary

19.1

Health Care

15.2

Energy

8.1

Information Technology

7.4

Industrials

6.2

Utilities

2.4

Telecommunication Services

2.4

Materials

1.7

Short-Term Investment

2.1

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

18

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

February 18, 1992

Without Sales Charge

7.44
%

16.11
%

6.79
%

With Sales Charge*

1.80

14.86

6.21

CLASS C SHARES

March 22, 1999

Without CDSC

6.88

15.53

6.23

With CDSC**

5.88

15.53

6.23

CLASS R2 SHARES

November 3, 2008

7.21

15.84

6.49

CLASS R5 SHARES

May 15, 2006

7.83

16.53

7.19

CLASS R6 SHARES

November 30, 2010

7.85

16.57

7.21

SELECT CLASS SHARES

March 1, 1991

7.56

16.29

6.99

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class
R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class
R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select
Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge.

The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

9.01%

S&P 500 Index

7.42%

Net Assets as of 6/30/2015 (In Thousands)

$
12,612,003

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares)
outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the producer durables sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd., UnitedHealth Group Inc. and Humana Inc. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and news of its $37 billion acquisition of Broadcom Corp. Shares of UnitedHealth, a health care benefits provider, rose on expectations that it will benefit from the
Affordable Care Act. Shares of Humana, a health insurance provider, rose on news of a $33 billion takeover offer from Aetna Inc.

Leading
individual detractors from relative performance included the Fund’s overweight positions in Schlumberger Ltd., Fluor Corp. and Occidental Petroleum Corp. Shares of Schlumberger and Fluor, which both provide engineering and other services to the energy sector, fell on weak demand for oil and gas exploration projects. Shares of Occidental Petroleum, an oil and gas exploration and production company, fell amid continued weakness in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund was

overweight, relative to the Benchmark, in the semiconductors and the auto & transportation sectors. The Fund was underweight, compared with the Benchmark, in the consumer staples and industrial cyclical sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.1
%

2.

Wells Fargo & Co.

2.8

3.

Microsoft Corp.

2.7

4.

Occidental Petroleum Corp.

2.0

5.

Lowe’s Cos., Inc.

2.0

6.

Honeywell International, Inc.

1.9

7.

Avago Technologies Ltd., (Singapore)

1.8

8.

UnitedHealth Group, Inc.

1.7

9.

Morgan Stanley

1.7

10.

Facebook, Inc., Class A

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

21.7
%

Financials

16.8

Health Care

16.7

Consumer Discretionary

16.1

Industrials

8.9

Energy

7.0

Consumer Staples

5.0

Materials

3.2

Utilities

2.5

Telecommunication Services

1.2

Short-Term Investment

0.9

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

20

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

September 10, 2001

Without Sales Charge

8.70
%

17.38
%

9.07
%

With Sales Charge*

2.97

16.12

8.49

CLASS C SHARES

September 10, 2001

Without CDSC

8.15

16.78

8.52

With CDSC**

7.15

16.78

8.52

CLASS R2 SHARES

November 3, 2008

8.45

17.09

8.89

CLASS R5 SHARES

May 15, 2006

9.13

17.82

9.53

CLASS R6 SHARES

November 30, 2010

9.17

17.90

9.56

INSTITUTIONAL CLASS SHARES

September 17, 1993

9.01

17.75

9.48

SELECT CLASS SHARES

September 10, 2001

8.92

17.59

9.31

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to
their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class
Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15,
2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index
and the Lipper Large-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap
Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 99.3%

Consumer Discretionary — 18.1%

Auto Components — 1.2%

435

Lear Corp.

48,777

761

Magna International, Inc., (Canada)

42,656

91,433

Automobiles — 1.5%

1,398

Ford Motor Co.

20,989

2,867

General Motors Co.

95,561

116,550

Hotels, Restaurants & Leisure — 0.6%

326

Carnival Corp.

16,121

51

Chipotle Mexican Grill, Inc. (a)

30,673

46,794

Media — 9.5%

1,103

CBS Corp. (Non-Voting), Class B

61,189

3,643

Comcast Corp., Class A

219,100

1,539

DISH Network Corp., Class A (a)

104,219

199

Scripps Networks Interactive, Inc., Class A

13,022

10,133

Sirius XM Holdings, Inc. (a)

37,794

1,472

Time Warner, Inc.

128,710

4,833

Twenty-First Century Fox, Inc., Class A

157,283

102

Walt Disney Co. (The) (m)

11,585

732,902

Specialty Retail — 4.7%

1,793

AutoNation, Inc. (a)

112,911

253

Best Buy Co., Inc.

8,234

531

Home Depot, Inc. (The)

58,954

2,244

Lowe’s Cos., Inc.

150,261

724

Ross Stores, Inc.

35,169

365,529

Textiles, Apparel & Luxury Goods — 0.6%

659

V.F. Corp.

45,945

Total Consumer Discretionary

1,399,153

Consumer Staples — 5.0%

Beverages — 2.6%

279

Coca-Cola Enterprises, Inc.

12,098

608

Constellation Brands, Inc., Class A

70,505

384

Dr. Pepper Snapple Group, Inc.

28,001

945

PepsiCo, Inc.

88,225

198,829

Food Products — 0.3%

964

Pilgrim’s Pride Corp.

22,132

SHARES

SECURITY DESCRIPTION

VALUE($)

Household Products — 2.0%

172

Colgate-Palmolive Co.

11,250

1,851

Procter & Gamble Co. (The)

144,846

156,096

Tobacco — 0.1%

137

Philip Morris International, Inc.

11,007

Total Consumer Staples

388,064

Energy — 6.3%

Energy Equipment & Services — 1.2%

865

Baker Hughes, Inc.

53,361

4

Cameron International Corp. (a)

215

514

Ensco plc, (United Kingdom), Class A

11,453

557

National Oilwell Varco, Inc.

26,902

91,931

Oil, Gas & Consumable Fuels — 5.1%

779

Chevron Corp.

75,181

186

EQT Corp.

15,097

665

Exxon Mobil Corp. (m)

55,369

1,988

Marathon Oil Corp.

52,750

1,114

Marathon Petroleum Corp.

58,252

199

Phillips 66

15,991

130

Tesoro Corp.

10,990

1,872

Valero Energy Corp.

117,181

400,811

Total Energy

492,742

Financials — 17.2%

Banks — 3.6%

3,526

Bank of America Corp.

60,005

1,695

Citigroup, Inc.

93,635

116

Cullen/Frost Bankers, Inc.

9,092

1,340

Fifth Third Bancorp

27,891

295

Prosperity Bancshares, Inc.

17,033

1,251

Wells Fargo & Co.

70,376

278,032

Capital Markets — 6.8%

60

BlackRock, Inc.

20,655

894

Goldman Sachs Group, Inc. (The)

186,658

2,668

Invesco Ltd.

100,037

1,344

Janus Capital Group, Inc.

23,016

135

Legg Mason, Inc.

6,946

4,474

Morgan Stanley

173,539

203

T. Rowe Price Group, Inc.

15,748

526,599

SEE NOTES TO
FINANCIAL STATEMENTS.

22

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Consumer Finance — 0.6%

93

Capital One Financial Corp.

8,216

1,271

Synchrony Financial (a)

41,851

50,067

Diversified Financial Services — 1.2%

689

Berkshire Hathaway, Inc., Class B (a)

93,807

Insurance — 3.9%

202

ACE Ltd., (Switzerland)

20,531

67

American International Group, Inc. (m)

4,130

548

Everest Re Group Ltd., (Bermuda)

99,669

1,748

MetLife, Inc.

97,870

302

Principal Financial Group, Inc.

15,464

352

Prudential Financial, Inc.

30,842

899

XL Group plc, (Ireland)

33,424

301,930

Real Estate Investment Trusts (REITs) — 1.1%

111

AvalonBay Communities, Inc. (m)

17,682

300

Brixmor Property Group, Inc. (m)

6,934

864

Host Hotels & Resorts, Inc. (m)

17,141

401

LaSalle Hotel Properties (m)

14,202

628

Prologis, Inc. (m)

23,302

56

Regency Centers Corp. (m)

3,297

82,558

Total Financials

1,332,993

Health Care — 16.8%

Biotechnology — 6.5%

161

Alexion Pharmaceuticals, Inc. (a)

29,014

447

Biogen, Inc. (a)

180,723

1,086

Celgene Corp. (a)

125,688

1,332

Gilead Sciences, Inc.

155,974

23

Regeneron Pharmaceuticals, Inc. (a)

11,682

503,081

Health Care Equipment & Supplies — 0.4%

1,623

Boston Scientific Corp. (a)

28,731

Health Care Providers & Services — 4.3%

414

Aetna, Inc.

52,730

228

Cardinal Health, Inc.

19,039

108

Cigna Corp. (m)

17,463

34

Humana, Inc.

6,484

605

McKesson Corp.

135,943

820

UnitedHealth Group, Inc.

100,050

331,709

SHARES

SECURITY DESCRIPTION

VALUE($)

Health Care Technology — 0.3%

330

Cerner Corp. (a)

22,755

Pharmaceuticals — 5.3%

183

Allergan plc (a)

55,412

747

Bristol-Myers Squibb Co.

49,712

439

Eli Lilly & Co.

36,669

1,324

Johnson & Johnson

129,076

345

Merck & Co., Inc.

19,664

3,715

Pfizer, Inc.

124,550

415,083

Total Health Care

1,301,359

Industrials — 12.2%

Aerospace & Defense — 3.9%

269

Curtiss-Wright Corp.

19,472

325

General Dynamics Corp.

46,049

823

Honeywell International, Inc. (m)

83,915

100

Northrop Grumman Corp.

15,815

1,229

United Technologies Corp.

136,331

301,582

Airlines — 1.8%

1,128

Delta Air Lines, Inc.

46,322

1,713

United Continental Holdings, Inc. (a)

90,806

137,128

Construction & Engineering — 0.6%

850

Fluor Corp.

45,056

Machinery — 4.1%

561

Cummins, Inc.

73,611

1,806

PACCAR, Inc.

115,271

935

Parker-Hannifin Corp.

108,757

103

Snap-on, Inc.

16,355

313,994

Professional Services — 0.1%

80

Equifax, Inc.

7,757

Road & Rail — 1.6%

160

CSX Corp. (m)

5,237

1,272

Union Pacific Corp.

121,349

126,586

Trading Companies & Distributors — 0.1%

129

United Rentals, Inc. (a)

11,277

Total Industrials

943,380

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Information Technology — 18.2%

Communications Equipment — 0.1%

63

F5 Networks, Inc. (a)

7,558

Electronic Equipment, Instruments & Components — 0.5%

551

TE Connectivity Ltd., (Switzerland)

35,397

Internet Software & Services — 3.1%

2,118

Facebook, Inc., Class A (a)

181,684

77

Google, Inc., Class A (a)

41,416

38

Google, Inc., Class C (a)

19,556

242,656

IT Services — 1.8%

302

Accenture plc, (Ireland), Class A

29,179

1,560

Cognizant Technology Solutions Corp., Class A (a)

95,325

229

Jack Henry & Associates, Inc.

14,810

139,314

Semiconductors & Semiconductor Equipment — 6.4%

5,128

Applied Materials, Inc.

98,568

1,169

Avago Technologies Ltd., (Singapore)

155,342

1,864

Lam Research Corp.

151,619

359

Skyworks Solutions, Inc.

37,351

1,802

Teradyne, Inc.

34,768

356

Texas Instruments, Inc.

18,358

496,006

Software — 1.7%

56

Adobe Systems, Inc. (a)

4,504

118

Intuit, Inc.

11,851

2,181

Microsoft Corp.

96,283

215

Oracle Corp.

8,663

94

VMware, Inc., Class A (a)

8,043

129,344

Technology Hardware, Storage & Peripherals — 4.6%

2,820

Apple, Inc. (m)

353,644

189

Hewlett-Packard Co.

5,657

359,301

Total Information Technology

1,409,576

Materials — 2.4%

Chemicals — 1.4%

2,325

Mosaic Co. (The)

108,926

Containers & Packaging — 1.0%

1,003

Crown Holdings, Inc. (a)

53,069

445

Rock-Tenn Co., Class A

26,789

79,858

Total Materials

188,784

SHARES

SECURITY DESCRIPTION

VALUE($)

Telecommunication Services — 1.2%

Diversified Telecommunication Services — 1.2%

1,801

AT & T, Inc.

63,978

642

Verizon Communications, Inc. (m)

29,929

Total Telecommunication Services

93,907

Utilities — 1.9%

Electric Utilities — 0.9%

123

Edison International

6,814

490

Exelon Corp.

15,408

430

NextEra Energy, Inc.

42,173

64,395

Gas Utilities — 0.4%

414

AGL Resources, Inc.

19,290

639

Questar Corp.

13,361

32,651

Multi-Utilities — 0.6%

510

CenterPoint Energy, Inc.

9,704

349

PG&E Corp.

17,116

522

Public Service Enterprise Group, Inc.

20,508

47,328

Total Utilities

144,374

Total Common Stocks (Cost $7,077,200)

7,694,332

PRINCIPAL AMOUNT($)

Short-Term Investments — 2.5%

U.S. Treasury Obligation — 0.2%

8,325

U.S. Treasury Bill, 0.201%, 04/28/16 (k) (m) (n)

8,312

SHARES

Investment Company — 2.3%

181,498

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m)

181,498

Total Short-Term Investments (Cost $189,809)

189,810

Total Investments — 101.8% (Cost $7,267,009)

7,884,142

Liabilities in Excess of Other Assets — (1.8)%

(137,727
)

NET ASSETS — 100.0%

$
7,746,415

Percentages indicated are based on net assets.

SEE NOTES TO
FINANCIAL STATEMENTS.

24

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

Futures Contracts

NUMBER OF CONTRACTS

DESCRIPTION

EXPIRATION DATE

TRADING CURRENCY

NOTIONAL VALUE AT JUNE 30, 2015

NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Futures Outstanding

450

E-mini S&P 500

09/18/15

USD

$
46,224

$
(444
)

SEE NOTES TO FINANCIAL
STATEMENTS.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 96.0%

Consumer Discretionary — 20.1%

Automobiles — 1.6%

20

Tesla Motors, Inc. (a)

5,284

Hotels, Restaurants & Leisure — 3.5%

220

Starbucks Corp.

11,798

Household Durables — 1.7%

49

Harman International Industries, Inc.

5,810

Internet & Catalog Retail — 8.3%

33

Amazon.com, Inc. (a)

14,267

9

Netflix, Inc. (a)

5,978

7

Priceline Group, Inc. (The) (a)

7,760

28,005

Specialty Retail — 3.6%

111

Home Depot, Inc. (The)

12,305

Textiles, Apparel & Luxury Goods — 1.4%

71

lululemon athletica, Inc., (Canada) (a)

4,656

Total Consumer Discretionary

67,858

Consumer Staples — 2.5%

Food & Staples Retailing — 2.5%

79

CVS Health Corp.

8,280

Energy — 3.8%

Energy Equipment & Services — 1.4%

55

Schlumberger Ltd.

4,770

Oil, Gas & Consumable Fuels — 2.4%

58

Pioneer Natural Resources Co.

8,072

Total Energy

12,842

Financials — 4.6%

Capital Markets — 4.6%

296

Charles Schwab Corp. (The)

9,664

163

TD Ameritrade Holding Corp.

5,988

Total Financials

15,652

Health Care — 22.8%

Biotechnology — 20.8%

28

Alexion Pharmaceuticals, Inc. (a)

4,980

54

BioMarin Pharmaceutical, Inc. (a)

7,400

106

Celgene Corp. (a)

12,259

140

Gilead Sciences, Inc.

16,374

46

Incyte Corp. (a)

4,762

30

Regeneron Pharmaceuticals, Inc. (a)

15,291

75

Vertex Pharmaceuticals, Inc. (a)

9,249

70,315

SHARES

SECURITY DESCRIPTION

VALUE($)

Health Care Providers & Services — 2.0%

52

Aetna, Inc.

6,679

Total Health Care

76,994

Industrials — 5.6%

Aerospace & Defense — 2.9%

43

TransDigm Group, Inc. (a)

9,714

Road & Rail — 2.7%

100

Kansas City Southern

9,097

Total Industrials

18,811

Information Technology — 33.7%

Internet Software & Services — 13.2%

36

Baidu, Inc., (China), ADR (a)

7,256

199

Facebook, Inc., Class A (a)

17,042

27

Google, Inc., Class A (a)

14,451

28

LinkedIn Corp., Class A (a)

5,698

44,447

IT Services — 6.7%

17

Alliance Data Systems Corp. (a)

5,014

190

MasterCard, Inc., Class A

17,764

22,778

Semiconductors & Semiconductor Equipment — 7.1%

163

ARM Holdings plc, (United Kingdom), ADR

8,020

64

Avago Technologies Ltd., (Singapore)

8,474

142

Broadcom Corp., Class A

7,318

23,812

Software — 3.4%

163

salesforce.com, Inc. (a)

11,327

Technology Hardware, Storage & Peripherals — 3.3%

90

Apple, Inc. (m)

11,320

Total Information Technology

113,684

Materials — 2.9%

Chemicals — 2.9%

71

Air Products & Chemicals, Inc. (m)

9,705

Total Common Stocks (Cost $252,836)

323,826

SEE NOTES TO
FINANCIAL STATEMENTS.

26

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

SHARES

SECURITY DESCRIPTION

VALUE($)

Short-Term Investment — 3.9%

Investment Company — 3.9%

13,184

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050%, (b) (l) (m) (Cost $13,184)

13,184

Total Investments — 99.9% (Cost $266,020)

337,010

Other Assets in Excess of Liabilities — 0.1%

186

NET ASSETS — 100.0%

$
337,196

Percentages indicated are based on net assets.

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

27

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 96.5%

Consumer Discretionary — 15.6%

Hotels, Restaurants & Leisure — 3.2%

50

Starbucks Corp.

2,655

Internet & Catalog Retail — 7.2%

7

Amazon.com, Inc. (a)

3,069

3

Priceline Group, Inc. (The) (a)

2,942

6,011

Multiline Retail — 2.6%

35

Kohl’s Corp.

2,176

Specialty Retail — 2.6%

68

Best Buy Co., Inc.

2,224

Total Consumer Discretionary

13,066

Consumer Staples — 3.3%

Beverages — 1.6%

18

Dr. Pepper Snapple Group, Inc.

1,295

Household Products — 1.7%

18

Procter & Gamble Co. (The)

1,426

Total Consumer Staples

2,721

Energy — 5.3%

Oil, Gas & Consumable Fuels — 5.3%

39

CONSOL Energy, Inc.

848

20

Exxon Mobil Corp. (m)

1,692

13

Pioneer Natural Resources Co.

1,860

Total Energy

4,400

Financials — 23.1%

Banks — 4.1%

61

Wells Fargo & Co.

3,454

Capital Markets — 3.1%

33

T. Rowe Price Group, Inc.

2,591

Consumer Finance — 6.5%

114

Ally Financial, Inc. (a)

2,546

33

Capital One Financial Corp.

2,868

5,414

Insurance — 7.9%

61

American International Group, Inc. (m)

3,798

74

Loews Corp.

2,844

6,642

Real Estate Investment Trusts (REITs) — 1.5%

48

Rayonier, Inc. (m)

1,237

Total Financials

19,338

SHARES

SECURITY DESCRIPTION

VALUE($)

Health Care — 17.0%

Biotechnology — 15.3%

26

Celgene Corp. (a)

3,037

40

Gilead Sciences, Inc.

4,696

8

Regeneron Pharmaceuticals, Inc. (a)

3,836

10

Vertex Pharmaceuticals, Inc. (a)

1,209

12,778

Pharmaceuticals — 1.7%

14

Johnson & Johnson

1,388

Total Health Care

14,166

Industrials — 6.1%

Airlines — 1.7%

35

Delta Air Lines, Inc.

1,448

Machinery — 1.5%

18

Dover Corp.

1,278

Road & Rail — 2.9%

26

Kansas City Southern

2,379

Total Industrials

5,105

Information Technology — 20.9%

Electronic Equipment, Instruments & Components — 1.4%

21

Arrow Electronics, Inc. (a)

1,166

Internet Software & Services — 10.1%

53

Facebook, Inc., Class A (a)

4,513

8

Google, Inc., Class C (a)

3,914

8,427

IT Services — 4.6%

41

MasterCard, Inc., Class A

3,872

Semiconductors & Semiconductor Equipment — 2.1%

36

ARM Holdings plc, (United Kingdom), ADR

1,771

Software — 2.7%

32

salesforce.com, Inc. (a)

2,251

Total Information Technology

17,487

Materials — 3.9%

Construction Materials — 1.5%

9

Martin Marietta Materials, Inc.

1,267

Containers & Packaging — 2.4%

33

Rock-Tenn Co., Class A

1,969

Total Materials

3,236

Utilities — 1.3%

Electric Utilities — 1.3%

20

Edison International

1,087

Total Common Stocks (Cost $73,191)

80,606

SEE NOTES TO
FINANCIAL STATEMENTS.

28

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

SHARES

SECURITY DESCRIPTION

VALUE($)

Short-Term Investment — 3.4%

Investment Company — 3.4%

2,851

  JPMorgan Prime Money Market Fund, Institutional Class Shares,
0.050% (b) (l) (m) (Cost $2,851)

2,851

Total Investments — 99.9% (Cost $76,042)

83,457

Other Assets in Excess of Liabilities — 0.1%

47

NET ASSETS — 100.0%

$
83,504

Percentages indicated are based on net assets.

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2015

J.P. MORGAN LARGE CAP FUNDS

29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 96.7%

Consumer Discretionary — 13.0%

Distributors — 0.7%

799

Genuine Parts Co.

71,523

Hotels, Restaurants & Leisure — 2.7%

1,319

Brinker International, Inc.

76,059

1,746

Dunkin’ Brands Group, Inc.

96,027

1,232

Wyndham Worldwide Corp.

100,924

273,010

Media — 3.9%

1,003

Cinemark Holdings, Inc.

40,294

1,341

Comcast Corp., Class A

80,388

1,095

Omnicom Group, Inc.

76,109

232

Time Warner Cable, Inc.

41,311

1,822

Time Warner, Inc.

159,221

397,323

Multiline Retail — 0.7%

882

Target Corp.

72,018

Specialty Retail — 4.6%

1,473

Best Buy Co., Inc.

48,050

1,769

Home Depot, Inc. (The)

196,624

1,137

L Brands, Inc.

97,489

1,083

Tiffany & Co.

99,451

374

Williams-Sonoma, Inc.

30,798

472,412

Textiles, Apparel & Luxury Goods — 0.4%

679

V.F. Corp.

47,378

Total Consumer Discretionary

1,333,664

Consumer Staples — 8.3%

Beverages — 2.3%

2,075

Coca-Cola Co. (The)

81,419

1,406

Coca-Cola Enterprises, Inc.

61,070

1,193

Dr. Pepper Snapple Group, Inc.

86,995

229,484

Food Products — 1.8%

1,093

Hershey Co. (The)

97,123

294

Kraft Foods Group, Inc.

25,049

1,535

Mondelez International, Inc., Class A

63,148

185,320

Household Products — 1.3%

1,658

Procter & Gamble Co. (The)

129,759

Tobacco — 2.9%

4,076

Altria Group, Inc.

199,377

1,108

Philip Morris International, Inc.

88,795

SHARES

SECURITY DESCRIPTION

VALUE($)

Tobacco — continued

175

Reynolds American, Inc.

13,056

301,228

Total Consumer Staples

845,791

Energy — 7.8%

Oil, Gas & Consumable Fuels — 7.8%

912

Chevron Corp.

87,967

2,224

ConocoPhillips

136,568

3,417

Exxon Mobil Corp.

284,317

1,263

Kinder Morgan, Inc.

48,484

1,367

Marathon Petroleum Corp.

71,500

2,255

Occidental Petroleum Corp.

175,393

Total Energy

804,229

Financials — 26.8%

Banks — 10.4%

3,193

BB&T Corp.

128,711

820

Cullen/Frost Bankers, Inc.

64,473

431

M&T Bank Corp.

53,881

2,363

PNC Financial Services Group, Inc. (The)

226,023

2,648

U.S. Bancorp

114,944

8,571

Wells Fargo & Co.

482,017

1,070,049

Capital Markets — 4.6%

437

Ameriprise Financial, Inc.

54,564

550

BlackRock, Inc.

190,351

1,346

Northern Trust Corp.

102,881

1,623

T. Rowe Price Group, Inc.

126,142

473,938

Consumer Finance — 0.7%

752

Capital One Financial Corp.

66,166

Diversified Financial Services — 2.6%

2,200

CME Group, Inc.

204,766

610

McGraw Hill Financial, Inc.

61,264

266,030

Insurance — 6.3%

898

Arthur J. Gallagher & Co.

42,498

683

Cincinnati Financial Corp.

34,284

2,360

Hartford Financial Services Group, Inc. (The)

98,097

1,950

MetLife, Inc.

109,172

1,429

Progressive Corp. (The)

39,761

1,446

Prudential Financial, Inc.

126,531

1,791

Travelers Cos., Inc. (The)

173,141

480

Validus Holdings Ltd., (Bermuda)

21,125

644,609

SEE NOTES TO
FINANCIAL STATEMENTS.

30

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2015

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Real Estate Investment Trusts (REITs) — 2.2%

395

Alexandria Real Estate Equities, Inc. (m)

34,539

448

AvalonBay Communities, Inc. (m)

71,673

707

Simon Property Group, Inc. (m)

122,406

228,618

Total Financials

2,749,410

Health Care — 11.8%

Health Care Equipment & Supplies — 2.2%

1,771

Abbott Laboratories (m)

86,908

955

Becton, Dickinson and Co. (m)

135,287

222,195

Pharmaceuticals — 9.6%

1,585

AbbVie, Inc.

106,527

1,866

Bristol-Myers Squibb Co.

124,134

1,322

Eli Lilly & Co.

110,339

2,384

Johnson & Johnson

232,357

3,539

Merck & Co., Inc.

201,462

6,280

Pfizer, Inc.

210,566

985,385

Total Health Care

1,207,580

Industrials — 10.4%

Aerospace & Defense — 3.1%

1,389

Honeywell International, Inc. (m)

141,674

1,560

United Technologies Corp.

173,024

314,698

Air Freight & Logistics — 0.6%

613

United Parcel Service, Inc., Class B

59,442

Commercial Services & Supplies — 0.5%

1,352

Republic Services, Inc.

52,975

Electrical Equipment — 0.3%

490

Emerson Electric Co.

27,153

Industrial Conglomerates — 1.0%

635

3M Co.

97,983

Machinery — 3.1%

297

Cummins, Inc.

38,932

1,611

Illinois Tool Works, Inc.

147,855

1,773

PACCAR, Inc.

113,111

143

Snap-on, Inc.

22,821

322,719

Road & Rail — 1.3%

724

Norfolk Southern Corp.

63,284

773

Union Pacific Corp.

73,753

137,037

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.5%
1,195	Fastenal Co.	50,407

	Total Industrials	1,062,414

	Information Technology — 10.1%
	Communications Equipment — 0.7%
1,207	QUALCOMM, Inc.	75,566

	IT Services — 2.5%
1,084	Accenture plc, (Ireland), Class A	104,933
739	Automatic Data Processing, Inc.	59,320
1,551	Fidelity National Information Services, Inc.	95,823

		260,076

	Semiconductors & Semiconductor Equipment — 3.4%
1,731	Analog Devices, Inc.	111,118
1,156	KLA-Tencor Corp.	64,976
2,362	Texas Instruments, Inc.	121,658
1,212	Xilinx, Inc.	53,514

		351,266

	Software — 1.1%
2,545	Microsoft Corp.	112,351

	Technology Hardware, Storage & Peripherals — 2.4%
1,918	Apple, Inc. (m)	240,581

	Total Information Technology	1,039,840

	Materials — 2.6%
	Chemicals — 2.6%
794	Airgas, Inc.	83,965
1,327	E.I. du Pont de Nemours & Co.	84,889
512	PPG Industries, Inc.	58,753
344	Praxair, Inc.	41,118

	Total Materials	268,725

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
3,297	Verizon Communications, Inc.	153,685

	Utilities — 4.4%
	Electric Utilities — 2.5%
1,720	Edison International	95,590
970	NextEra Energy, Inc.	95,042
1,950	Xcel Energy, Inc.	62,736

		253,368

	Multi-Utilities — 1.9%
2,340	CMS Energy Corp.	74,492
235	DTE Energy Co.	17,540
1,322	NiSource, Inc.	60,291

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — continued
437	Sempra Energy	43,191

		195,514

	Total Utilities	448,882

	Total Common Stocks (Cost $8,220,964)	9,914,220

Short-Term Investment — 3.2%
	Investment Company — 3.2%
326,417	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $326,417)	326,417

	Total Investments — 99.9% (Cost $8,547,381)	10,240,637
	Other Assets in Excess of Liabilities — 0.1%	12,543

	NET ASSETS — 100.0%	$10,253,180

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 12.3%
	Hotels, Restaurants & Leisure — 0.7%
47	Marriott International, Inc., Class A	3,459

	Household Durables — 0.7%
30	Harman International Industries, Inc.	3,604

	Media — 4.2%
41	CBS Corp. (Non-Voting), Class B	2,248
43	Comcast Corp., Class A	2,556
76	DISH Network Corp., Class A (a)	5,152
69	Time Warner, Inc.	6,040
41	Walt Disney Co. (The)	4,680

		20,676

	Specialty Retail — 6.7%
8	AutoZone, Inc. (a)	5,208
204	Best Buy Co., Inc.	6,649
88	Gap, Inc. (The)	3,359
65	Home Depot, Inc. (The)	7,268
64	Lowe’s Cos., Inc.	4,253
68	Tiffany & Co.	6,252

		32,989

	Total Consumer Discretionary	60,728

	Consumer Staples — 6.9%
	Beverages — 2.2%
55	Dr. Pepper Snapple Group, Inc.	4,017
95	Molson Coors Brewing Co., Class B	6,611

		10,628

	Food & Staples Retailing — 1.6%
75	CVS Health Corp.	7,866

	Food Products — 1.3%
28	Hershey Co. (The)	2,451
45	Kraft Foods Group, Inc.	3,840

		6,291

	Household Products — 1.0%
65	Procter & Gamble Co. (The)	5,082

	Tobacco — 0.8%
82	Altria Group, Inc.	4,030

	Total Consumer Staples	33,897

	Energy — 8.3%
	Oil, Gas & Consumable Fuels — 8.3%
70	ConocoPhillips	4,303
42	Devon Energy Corp.	2,475
153	Exxon Mobil Corp.	12,770
49	Marathon Petroleum Corp.	2,574

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
128	Occidental Petroleum Corp.	9,917
75	Phillips 66	6,050
137	Southwestern Energy Co. (a)	3,109

	Total Energy	41,198

	Financials — 33.3%
	Banks — 12.6%
640	Bank of America Corp.	10,886
125	BB&T Corp.	5,027
140	Citigroup, Inc.	7,731
55	Cullen/Frost Bankers, Inc.	4,306
34	M&T Bank Corp.	4,260
54	PNC Financial Services Group, Inc. (The)	5,117
128	SunTrust Banks, Inc.	5,520
107	U.S. Bancorp	4,661
268	Wells Fargo & Co.	15,072

		62,580

	Capital Markets — 9.0%
22	Affiliated Managers Group, Inc. (a)	4,853
38	Ameriprise Financial, Inc.	4,797
21	BlackRock, Inc.	7,369
151	Charles Schwab Corp. (The)	4,940
20	Goldman Sachs Group, Inc. (The)	4,072
208	Invesco Ltd.	7,809
105	Morgan Stanley	4,058
88	T. Rowe Price Group, Inc.	6,801

		44,699

	Consumer Finance — 0.7%
41	Capital One Financial Corp.	3,563

	Diversified Financial Services — 2.4%
65	Berkshire Hathaway, Inc., Class B (a)	8,793
14	Intercontinental Exchange, Inc.	3,041

		11,834

	Insurance — 5.3%
38	Chubb Corp. (The)	3,644
247	Hartford Financial Services Group, Inc. (The)	10,255
110	Loews Corp.	4,248
92	Prudential Financial, Inc.	8,034

		26,181

	Real Estate Investment Trusts (REITs) — 3.3%
15	AvalonBay Communities, Inc. (m)	2,414
37	Macerich Co. (The) (m)	2,753
70	Prologis, Inc. (m)	2,586
40	Regency Centers Corp. (m)	2,330

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
36	Vornado Realty Trust (m)	3,417
84	Weyerhaeuser Co. (m)	2,640

		16,140

	Total Financials	164,997

	Health Care — 13.0%
	Biotechnology — 1.0%
43	Gilead Sciences, Inc.	4,976

	Health Care Equipment & Supplies — 0.7%
24	Becton, Dickinson and Co. (m)	3,400

	Health Care Providers & Services — 4.8%
26	Aetna, Inc.	3,288
49	Humana, Inc.	9,449
13	McKesson Corp.	2,878
66	UnitedHealth Group, Inc.	8,052

		23,667

	Pharmaceuticals — 6.5%
116	Bristol-Myers Squibb Co.	7,705
39	Eli Lilly & Co.	3,223
86	Johnson & Johnson	8,382
140	Merck & Co., Inc.	7,951
145	Pfizer, Inc.	4,855

		32,116

	Total Health Care	64,159

	Industrials — 8.5%
	Aerospace & Defense — 2.7%
75	Honeywell International, Inc. (m)	7,617
51	United Technologies Corp.	5,657

		13,274

	Airlines — 0.8%
73	United Continental Holdings, Inc. (a)	3,854

	Construction & Engineering — 0.4%
42	Fluor Corp.	2,232

	Electrical Equipment — 0.5%
44	Emerson Electric Co.	2,444

	Industrial Conglomerates — 2.3%
27	3M Co.	4,182
282	General Electric Co.	7,482

		11,664

	Machinery — 0.7%
56	PACCAR, Inc.	3,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 1.1%
8	W.W. Grainger, Inc.	1,964
26	Watsco, Inc.	3,267

		5,231

	Total Industrials	42,285

	Information Technology — 10.6%
	Communications Equipment — 1.9%
183	Cisco Systems, Inc.	5,017
74	QUALCOMM, Inc.	4,622

		9,639

	Electronic Equipment, Instruments & Components — 0.5%
36	TE Connectivity Ltd., (Switzerland)	2,334

	Internet Software & Services — 0.8%
7	Google, Inc., Class C (a)	3,706

	IT Services — 0.5%
28	MasterCard, Inc., Class A	2,580

	Semiconductors & Semiconductor Equipment — 2.0%
223	Applied Materials, Inc.	4,278
49	KLA-Tencor Corp.	2,738
54	Texas Instruments, Inc.	2,797

		9,813

	Software — 2.4%
271	Microsoft Corp.	11,973

	Technology Hardware, Storage & Peripherals — 2.5%
99	Apple, Inc. (m)	12,354

	Total Information Technology	52,399

	Materials — 1.6%
	Chemicals — 1.0%
79	E.I. du Pont de Nemours & Co.	5,020

	Containers & Packaging — 0.6%
47	Packaging Corp. of America	2,962

	Total Materials	7,982

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
195	Verizon Communications, Inc. (m)	9,099

	Utilities — 2.7%
	Electric Utilities — 1.5%
74	Edison International	4,085
35	NextEra Energy, Inc.	3,392

		7,477

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 1.2%
84	CMS Energy Corp.	2,675
35	Sempra Energy	3,413

		6,088

	Total Utilities	13,565

	Total Common Stocks (Cost $338,530)	490,309

Short-Term Investment — 1.6%
	Investment Company — 1.6%
8,112	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $8,112)	8,112

	Total Investments — 100.6% (Cost $346,642)	498,421
	Liabilities in Excess of Other Assets — (0.6)%	(3,102)

	NET ASSETS — 100.0%	$495,319

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0% (o)
		Consumer Discretionary — 13.1%
		Auto Components — 0.1%
4		Johnson Controls, Inc. (m)	211

		Automobiles — 0.5%
20		Ford Motor Co.	299
25		General Motors Co.	820

			1,119

		Hotels, Restaurants & Leisure — 1.3%
1		Carnival Corp.	45
1		Chipotle Mexican Grill, Inc. (a)	525
10		Royal Caribbean Cruises Ltd.	785
23		Starbucks Corp.	1,212

			2,567

		Household Durables — 0.7%
4		D.R. Horton, Inc.	100
7		Harman International Industries, Inc.	776
23		PulteGroup, Inc.	463
3		Toll Brothers, Inc. (a)	101

			1,440

		Internet & Catalog Retail — 0.9%
4		Amazon.com, Inc. (a)	1,884

		Media — 4.7%
11		CBS Corp. (Non-Voting), Class B (m)	616
4		Charter Communications, Inc., Class A (a)	622
43		Comcast Corp., Class A	2,596
8		DISH Network Corp., Class A (a)	560
25		Sirius XM Holdings, Inc. (a)	94
3		Time Warner Cable, Inc.	488
30		Time Warner, Inc.	2,635
61		Twenty-First Century Fox, Inc., Class A	1,987

			9,598

		Multiline Retail — 0.8%
8		Dollar General Corp.	636
11		Target Corp. (m)	917

			1,553

		Specialty Retail — 3.2%
—	(h)	AutoZone, Inc. (a)	328
9		Best Buy Co., Inc.	308
22		Home Depot, Inc. (The)	2,439
29		Lowe’s Cos., Inc.	1,965
2		Tiffany & Co.	193
19		TJX Cos., Inc. (The)	1,290

			6,523

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.9%
3	lululemon athletica, Inc., (Canada) (a)	208
1	PVH Corp.	102
3	Ralph Lauren Corp.	449
14	V.F. Corp.	991

		1,750

	Total Consumer Discretionary	26,645

	Consumer Staples — 8.2%
	Beverages — 2.6%
27	Coca-Cola Co. (The) (m)	1,058
6	Coca-Cola Enterprises, Inc.	262
7	Constellation Brands, Inc., Class A	858
4	Dr. Pepper Snapple Group, Inc.	314
12	Molson Coors Brewing Co., Class B	809
21	PepsiCo, Inc. (m)	1,974

		5,275

	Food & Staples Retailing — 1.0%
8	Costco Wholesale Corp.	1,147
2	CVS Health Corp. (m)	257
4	Kroger Co. (The) (m)	284
1	Walgreens Boots Alliance, Inc.	52
4	Wal-Mart Stores, Inc.	273

		2,013

	Food Products — 1.6%
11	Archer-Daniels-Midland Co. (m)	527
8	Hershey Co. (The) (m)	682
1	Keurig Green Mountain, Inc.	101
48	Mondelez International, Inc., Class A	1,960

		3,270

	Household Products — 1.7%
8	Kimberly-Clark Corp.	875
33	Procter & Gamble Co. (The)	2,618

		3,493

	Personal Products — 0.3%
6	Estee Lauder Cos., Inc. (The), Class A	528

	Tobacco — 1.0%
25	Philip Morris International, Inc.	1,980

	Total Consumer Staples	16,559

	Energy — 7.1%
	Energy Equipment & Services — 1.1%
10	Baker Hughes, Inc.	619
2	Ensco plc, (United Kingdom), Class A	53
18	Halliburton Co. (m)	782

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
4	National Oilwell Varco, Inc.	208
7	Schlumberger Ltd.	628

		2,290

	Oil, Gas & Consumable Fuels — 6.0%
10	Anadarko Petroleum Corp.	750
9	Cabot Oil & Gas Corp.	277
3	Cheniere Energy, Inc. (a)	192
27	Chevron Corp.	2,578
9	EOG Resources, Inc.	801
6	EQT Corp.	475
39	Exxon Mobil Corp. (m)	3,255
33	Marathon Oil Corp.	871
8	Marathon Petroleum Corp.	419
19	Occidental Petroleum Corp. (m)	1,459
2	ONEOK, Inc.	97
3	Phillips 66	239
10	Valero Energy Corp.	614

		12,027

	Total Energy	14,317

	Financials — 16.2%
	Banks — 5.7%
158	Bank of America Corp.	2,696
11	BB&T Corp.	439
61	Citigroup, Inc. (m)	3,355
4	Fifth Third Bancorp	90
2	SVB Financial Group (a)	226
85	Wells Fargo & Co. (m)	4,779

		11,585

	Capital Markets — 3.4%
2	BlackRock, Inc.	772
26	Charles Schwab Corp. (The)	862
6	Goldman Sachs Group, Inc. (The)	1,157
30	Invesco Ltd.	1,132
50	Morgan Stanley	1,926
10	State Street Corp.	759
8	TD Ameritrade Holding Corp.	287

		6,895

	Consumer Finance — 0.4%
7	Capital One Financial Corp.	658
3	Navient Corp.	47
6	Synchrony Financial (a)	213

		918

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — 1.5%
15		Berkshire Hathaway, Inc., Class B (a)	2,014
4		Intercontinental Exchange, Inc.	974

			2,988

		Insurance — 2.8%
16		ACE Ltd., (Switzerland)	1,624
16		American International Group, Inc. (m)	998
36		MetLife, Inc.	2,001
3		Prudential Financial, Inc.	251
22		XL Group plc, (Ireland)	829

			5,703

		Real Estate Investment Trusts (REITs) — 2.4%
6		American Tower Corp. (m)	560
5		AvalonBay Communities, Inc. (m)	724
4		Boston Properties, Inc. (m)	525
15		Brixmor Property Group, Inc. (m)	346
15		DiamondRock Hospitality Co. (m)	187
5		Highwoods Properties, Inc. (m)	183
11		Host Hotels & Resorts, Inc. (m)	221
8		LaSalle Hotel Properties (m)	296
8		Liberty Property Trust (m)	248
3		Mid-America Apartment Communities, Inc. (m)	209
16		Prologis, Inc. (m)	583
1		Public Storage (m)	107
4		Simon Property Group, Inc. (m)	614

			4,803

		Total Financials	32,892

		Health Care — 16.2%
		Biotechnology — 3.5%
5		Alexion Pharmaceuticals, Inc. (a)	864
6		Biogen, Inc. (a)	2,420
17		Celgene Corp. (a)	1,977
10		Gilead Sciences, Inc.	1,156
—	(h)	Regeneron Pharmaceuticals, Inc. (a)	176
5		Vertex Pharmaceuticals, Inc. (a)	591

			7,184

		Health Care Equipment & Supplies — 2.4%
47		Abbott Laboratories (m)	2,289
1		Becton, Dickinson and Co. (m)	144
100		Boston Scientific Corp. (a)	1,776
7		Stryker Corp.	702

			4,911

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 3.8%
10	Aetna, Inc.	1,280
3	Cigna Corp. (m)	476
5	Express Scripts Holding Co. (a)	413
1	HCA Holdings, Inc. (a)	132
6	Humana, Inc. (m)	1,222
10	McKesson Corp.	2,318
16	UnitedHealth Group, Inc.	1,931

		7,772

	Health Care Technology — 0.1%
1	Cerner Corp. (a)	96

	Life Sciences Tools & Services — 0.2%
4	Thermo Fisher Scientific, Inc.	458

	Pharmaceuticals — 6.2%
4	Allergan plc (a)	1,243
38	Bristol-Myers Squibb Co.	2,520
11	Eli Lilly & Co.	897
28	Johnson & Johnson (m)	2,727
30	Merck & Co., Inc. (m)	1,709
4	Mylan N.V. (a)	287
2	Perrigo Co. plc, (Ireland)	394
81	Pfizer, Inc.	2,730

		12,507

	Total Health Care	32,928

	Industrials — 10.0%
	Aerospace & Defense — 2.8%
21	Honeywell International, Inc. (m)	2,096
4	L-3 Communications Holdings, Inc.	492
27	United Technologies Corp.	2,996

		5,584

	Airlines — 0.7%
12	Delta Air Lines, Inc.	500
16	United Continental Holdings, Inc. (a)	873

		1,373

	Building Products — 0.3%
2	Fortune Brands Home & Security, Inc.	107
17	Masco Corp. (m)	441

		548

	Construction & Engineering — 0.5%
20	Fluor Corp. (m)	1,066

	Electrical Equipment — 0.8%
25	Eaton Corp. plc	1,667

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.6%
45	General Electric Co. (m)	1,186

	Machinery — 2.3%
3	Caterpillar, Inc. (m)	281
11	Cummins, Inc.	1,403
3	Ingersoll-Rand plc	178
20	PACCAR, Inc.	1,289
11	Parker-Hannifin Corp. (m)	1,278
4	SPX Corp.	263

		4,692

	Professional Services — 0.1%
1	Equifax, Inc.	127

	Road & Rail — 1.9%
3	Canadian Pacific Railway Ltd., (Canada)	522
29	CSX Corp. (m)	951
26	Union Pacific Corp.	2,452

		3,925

	Total Industrials	20,168

	Information Technology — 20.3%
	Communications Equipment — 0.8%
47	Cisco Systems, Inc.	1,293
7	QUALCOMM, Inc.	438

		1,731

	Electronic Equipment, Instruments & Components — 1.0%
14	Corning, Inc.	273
27	TE Connectivity Ltd., (Switzerland)	1,710

		1,983

	Internet Software & Services — 3.7%
41	Facebook, Inc., Class A (a) (m)	3,507
4	Google, Inc., Class A (a)	2,066
4	Google, Inc., Class C (a)	1,902

		7,475

	IT Services — 3.4%
25	Accenture plc, (Ireland), Class A	2,381
1	Alliance Data Systems Corp. (a)	425
1	Automatic Data Processing, Inc.	104
23	Cognizant Technology Solutions Corp., Class A (a)	1,428
10	Fidelity National Information Services, Inc.	638
29	Visa, Inc., Class A	1,919
6	Xerox Corp.	69

		6,964

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Semiconductors & Semiconductor Equipment — 3.1%
25		Applied Materials, Inc.	477
15		Avago Technologies Ltd., (Singapore)	1,954
12		Broadcom Corp., Class A	626
6		Freescale Semiconductor Ltd. (a)	222
5		KLA-Tencor Corp.	295
20		Lam Research Corp.	1,604
1		NXP Semiconductors N.V., (Netherlands) (a)	97
19		Texas Instruments, Inc.	954

			6,229

		Software — 3.6%
23		Adobe Systems, Inc. (a)	1,829
2		Intuit, Inc.	178
105		Microsoft Corp. (m)	4,642
17		Oracle Corp.	683

			7,332

		Technology Hardware, Storage & Peripherals — 4.7%
68		Apple, Inc. (m)	8,522
31		Hewlett-Packard Co. (m)	918

			9,440

		Total Information Technology	41,154

		Materials — 2.9%
		Chemicals — 1.8%
6		Axiall Corp.	212
17		Dow Chemical Co. (The) (m)	848
21		E.I. du Pont de Nemours & Co. (m)	1,371
26		Mosaic Co. (The)	1,212
—	(h)	Sherwin-Williams Co. (The)	24

			3,667

		Construction Materials — 0.2%
2		Martin Marietta Materials, Inc. (m)	339

		Containers & Packaging — 0.6%
14		Crown Holdings, Inc. (a)	720
7		Rock-Tenn Co., Class A	405
2		Sealed Air Corp.	90

			1,215

		Metals & Mining — 0.3%
25		Alcoa, Inc. (m)	275
17		United States Steel Corp.	342

			617

		Total Materials	5,838

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
43	AT&T, Inc.	1,513
31	Verizon Communications, Inc. (m)	1,438

		2,951

	Wireless Telecommunication Services — 0.0% (g)
2	T-Mobile US, Inc. (a)	89

	Total Telecommunication Services	3,040

	Utilities — 3.5%
	Electric Utilities — 2.0%
18	Edison International	1,020
28	Exelon Corp.	895
16	NextEra Energy, Inc.	1,574
22	Xcel Energy, Inc.	702

		4,191

	Gas Utilities — 0.2%
3	AGL Resources, Inc.	137
15	Questar Corp.	305

		442

	Multi-Utilities — 1.2%
18	CenterPoint Energy, Inc.	343
17	CMS Energy Corp. (m)	538
12	NiSource, Inc.	549
8	PG&E Corp. (m)	405
14	Public Service Enterprise Group, Inc.	540

		2,375

	Water Utilities — 0.1%
3	American Water Works Co., Inc.	141

	Total Utilities	7,149

	Total Common Stocks (Cost $193,144)	200,690

NUMBER OF CONTRACTS
Options Purchased — 1.7%
	Put Option Purchased — 1.7%
978	S&P 500 Index, Expiring 09/30/15 at $1,950.00, European Style (Cost $3,406)	3,438

PRINCIPAL AMOUNT($)
Short-Term Investments — 1.6%
	U.S. Treasury Obligation — 0.1%
270	U.S. Treasury Bill, 0.197%, 04/28/16 (k) (n) (m)	270

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — continued
	Investment Company — 1.5%
2,970	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m)	2,970

	Total Short-Term Investments (Cost $3,240)	3,240

	Total Investments — 102.3% (Cost $199,790)	207,368
	Liabilities in Excess of Other Assets — (2.3)%	(4,674)

	NET ASSETS — 100.0%	$202,694

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
18	E-mini S&P 500	09/18/15	USD	$1,849	$(20)

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $2,638.)	$2,125.000	09/30/2015	978	$(2,601)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $681.)	$1,665.000	09/30/15	978	$(675)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 21.1%
	Auto Components — 1.4%
2,649	Delphi Automotive plc, (United Kingdom)	225,420

	Automobiles — 1.7%
1,014	Tesla Motors, Inc. (a)	271,908

	Hotels, Restaurants & Leisure — 2.8%
245	Chipotle Mexican Grill, Inc. (a)	148,041
5,397	Starbucks Corp.	289,365

		437,406

	Household Durables — 0.5%
437	Whirlpool Corp.	75,536

	Internet & Catalog Retail — 5.2%
892	Amazon.com, Inc. (a)	387,312
342	Netflix, Inc. (a)	224,674
172	Priceline Group, Inc. (The) (a)	197,690

		809,676

	Media — 5.4%
6,706	Comcast Corp., Class A	403,317
3,566	Liberty Global plc, (United Kingdom), Series C (a)	180,531
1,930	Time Warner, Inc.	168,675
2,712	Twenty-First Century Fox, Inc., Class A	88,259

		840,782

	Specialty Retail — 4.0%
5,641	Home Depot, Inc. (The)	626,907

	Textiles, Apparel & Luxury Goods — 0.1%
395	Michael Kors Holdings Ltd., (United
	Kingdom) (a)	16,606

	Total Consumer Discretionary	3,304,241

	Consumer Staples — 4.8%
	Beverages — 1.1%
542	Constellation Brands, Inc., Class A	62,906
767	Monster Beverage Corp. (a)	102,847

		165,753

	Food & Staples Retailing — 2.6%
1,395	Costco Wholesale Corp.	188,382
2,100	CVS Health Corp. (m)	220,248

		408,630

	Food Products — 0.4%
911	Keurig Green Mountain, Inc.	69,840

	Household Products — 0.7%
1,588	Colgate-Palmolive Co.	103,884

	Total Consumer Staples	748,107

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 0.7%
	Oil, Gas & Consumable Fuels — 0.7%
1,568	Marathon Petroleum Corp.	82,012
238	Pioneer Natural Resources Co.	32,980

	Total Energy	114,992

	Financials — 4.0%
	Capital Markets — 2.5%
373	Affiliated Managers Group, Inc. (a)	81,494
368	BlackRock, Inc.	127,321
4,836	TD Ameritrade Holding Corp.	178,072

		386,887

	Diversified Financial Services — 1.5%
2,253	Moody’s Corp.	243,234

	Total Financials	630,121

	Health Care — 23.9%
	Biotechnology — 16.0%
1,290	Alexion Pharmaceuticals, Inc. (a)	233,139
193	Biogen, Inc. (a)	77,879
1,311	BioMarin Pharmaceutical, Inc. (a)	179,250
4,463	Celgene Corp. (a)	516,537
3,899	Gilead Sciences, Inc.	456,460
1,128	Incyte Corp. (a)	117,549
1,144	Regeneron Pharmaceuticals, Inc. (a)	583,385
2,765	Vertex Pharmaceuticals, Inc. (a)	341,434

		2,505,633

	Health Care Providers & Services — 3.5%
2,610	AmerisourceBergen Corp.	277,548
1,172	McKesson Corp.	263,477

		541,025

	Life Sciences Tools & Services — 1.1%
797	Illumina, Inc. (a)	173,967

	Pharmaceuticals — 3.3%
2,314	Valeant Pharmaceuticals International, Inc. (a)	514,011

	Total Health Care	3,734,636

	Industrials — 6.4%
	Aerospace & Defense — 1.8%
2,753	Honeywell International, Inc. (m)	280,744

	Airlines — 1.7%
6,443	Delta Air Lines, Inc.	264,666

	Industrial Conglomerates — 0.6%
522	Roper Technologies, Inc.	90,042

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Road & Rail — 2.3%
1,231	Kansas City Southern	112,240
2,581	Union Pacific Corp.	246,159

		358,399

	Total Industrials	993,851

	Information Technology — 30.4%
	Electronic Equipment, Instruments & Components — 1.0%
2,792	Amphenol Corp., Class A	161,852

	Internet Software & Services — 8.9%
663	Baidu, Inc., (China), ADR (a)	131,970
8,399	Facebook, Inc., Class A (a)	720,297
733	Google, Inc., Class C (a)	381,514
753	LinkedIn Corp., Class A (a)	155,593

		1,389,374

	IT Services — 7.4%
409	Alliance Data Systems Corp. (a)	119,257
6,086	MasterCard, Inc., Class A	568,901
7,048	Visa, Inc., Class A	473,273

		1,161,431

	Semiconductors & Semiconductor Equipment — 4.4%
481	ARM Holdings plc, (United Kingdom), ADR	23,709
1,643	ASML Holding N.V., (Netherlands)	171,073
2,634	Avago Technologies Ltd., (Singapore)	350,177
2,408	Micron Technology, Inc. (a)	45,374
1,032	NXP Semiconductors N.V., (Netherlands) (a)	101,382

		691,715

	Software — 3.3%
2,915	Adobe Systems, Inc. (a)	236,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
3,366	salesforce.com, Inc. (a)	234,361
570	Splunk, Inc. (a)	39,683

		510,196

	Technology Hardware, Storage & Peripherals — 5.4%
6,664	Apple, Inc. (m)	835,819

	Total Information Technology	4,750,387

	Materials — 6.1%
	Chemicals — 6.1%
1,065	Ecolab, Inc.	120,363
2,428	LyondellBasell Industries N.V., Class A	251,388
74	Monsanto Co.	7,888
1,850	PPG Industries, Inc.	212,232
1,342	Sherwin-Williams Co. (The)	368,967

	Total Materials	960,838

	Total Common Stocks (Cost $9,560,110)	15,237,173

Short-Term Investment — 2.0%
	Investment Company — 2.0%
315,791	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $315,791)	315,791

	Total Investments — 99.4% (Cost $9,875,901)	15,552,964
	Other Assets in Excess of Liabilities — 0.6%	90,686

	NET ASSETS — 100.0%	$15,643,650

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 19.1%
	Auto Components — 1.8%
117	Johnson Controls, Inc.	5,815
72	Magna International, Inc., (Canada)	4,050
59	Tenneco, Inc. (a)	3,383

		13,248

	Automobiles — 5.0%
450	Ford Motor Co. (m)	6,752
931	General Motors Co.	31,017

		37,769

	Hotels, Restaurants & Leisure — 4.1%
210	Carnival Corp.	10,357
265	Royal Caribbean Cruises Ltd.	20,853

		31,210

	Household Durables — 2.7%
580	PulteGroup, Inc.	11,683
234	Toll Brothers, Inc. (a)	8,944

		20,627

	Media — 1.0%
5	Charter Communications, Inc., Class A (a)	822
24	DISH Network Corp., Class A (a)	1,598
154	Twenty-First Century Fox, Inc., Class A	5,005

		7,425

	Specialty Retail — 3.0%
46	AutoNation, Inc. (a)	2,865
32	Bed Bath & Beyond, Inc. (a)	2,180
459	Best Buy Co., Inc.	14,955
184	Pier 1 Imports, Inc.	2,323

		22,323

	Textiles, Apparel & Luxury Goods — 1.5%
65	PVH Corp.	7,476
27	Ralph Lauren Corp.	3,508

		10,984

	Total Consumer Discretionary	143,586

	Energy — 8.1%
	Oil, Gas & Consumable Fuels — 8.1%
116	Cabot Oil & Gas Corp.	3,652
101	Chevron Corp.	9,753
63	EQT Corp.	5,149
204	Exxon Mobil Corp. (m)	16,988
248	Marathon Oil Corp.	6,593
202	Occidental Petroleum Corp.	15,694

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
48	Valero Energy Corp.	3,011

	Total Energy	60,840

	Financials — 35.5%
	Banks — 14.9%
1,550	Bank of America Corp.	26,383
51	Bank of Montreal, (Canada)	3,029
185	BB&T Corp.	7,465
458	Citigroup, Inc.	25,274
48	Cullen/Frost Bankers, Inc.	3,748
183	Fifth Third Bancorp	3,818
29	Prosperity Bancshares, Inc.	1,657
54	SunTrust Banks, Inc.	2,332
20	SVB Financial Group (a)	2,851
561	Wells Fargo & Co.	31,528
117	Zions Bancorporation	3,713

		111,798

	Capital Markets — 5.4%
159	Charles Schwab Corp. (The)	5,178
21	Goldman Sachs Group, Inc. (The)	4,426
43	Invesco Ltd.	1,607
463	Morgan Stanley	17,975
78	Northern Trust Corp.	5,987
76	State Street Corp.	5,848

		41,021

	Consumer Finance — 2.1%
219	Ally Financial, Inc. (a)	4,912
124	Capital One Financial Corp.	10,926

		15,838

	Diversified Financial Services — 2.2%
58	Berkshire Hathaway, Inc., Class B (a)	7,881
43	CME Group, Inc.	4,001
21	Intercontinental Exchange, Inc.	4,696

		16,578

	Insurance — 9.7%
62	ACE Ltd., (Switzerland)	6,258
235	American International Group, Inc. (m)	14,534
34	Assurant, Inc.	2,265
72	Axis Capital Holdings Ltd., (Bermuda)	3,864
106	Hartford Financial Services Group, Inc. (The)	4,411
40	Lincoln National Corp.	2,381
497	MetLife, Inc.	27,851
87	Prudential Financial, Inc.	7,655

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
101	XL Group plc, (Ireland)	3,746

		72,965

	Real Estate Investment Trusts (REITs) — 1.2%
27	DCT Industrial Trust, Inc. (m)	852
302	Host Hotels & Resorts, Inc. (m)	5,996
76	Silver Bay Realty Trust Corp. (m)	1,240
33	Starwood Waypoint Residential Trust (m)	789

		8,877

	Total Financials	267,077

	Health Care — 15.3%
	Health Care Equipment & Supplies — 1.9%
68	Abbott Laboratories (m)	3,347
632	Boston Scientific Corp. (a)	11,194

		14,541

	Health Care Providers & Services — 6.9%
55	Aetna, Inc.	7,061
35	Cigna Corp. (m)	5,686
36	HCA Holdings, Inc. (a)	3,293
74	Humana, Inc.	14,142
7	McKesson Corp.	1,551
40	Tenet Healthcare Corp. (a)	2,321
142	UnitedHealth Group, Inc.	17,333

		51,387

	Life Sciences Tools & Services — 1.1%
60	Thermo Fisher Scientific, Inc.	7,820

	Pharmaceuticals — 5.4%
197	Johnson & Johnson	19,199
134	Merck & Co., Inc.	7,613
418	Pfizer, Inc.	14,022

		40,834

	Total Health Care	114,582

	Industrials — 6.2%
	Aerospace & Defense — 1.7%
24	L-3 Communications Holdings, Inc.	2,699
91	United Technologies Corp.	10,050

		12,749

	Airlines — 1.7%
36	Delta Air Lines, Inc.	1,458
190	Southwest Airlines Co.	6,294
24	Spirit Airlines, Inc. (a)	1,497
74	United Continental Holdings, Inc. (a)	3,928

		13,177

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.4%
58	Fluor Corp. (m)	3,058

	Electrical Equipment — 0.6%
41	Eaton Corp. plc	2,780
30	Sensata Technologies Holding N.V., (Netherlands) (a)	1,556

		4,336

	Machinery — 1.3%
99	PACCAR, Inc.	6,285
48	SPX Corp.	3,475

		9,760

	Road & Rail — 0.5%
39	Union Pacific Corp.	3,719

	Total Industrials	46,799

	Information Technology — 7.5%
	Electronic Equipment, Instruments & Components — 0.5%
63	TE Connectivity Ltd., (Switzerland)	4,044

	Semiconductors & Semiconductor Equipment — 4.9%
317	Applied Materials, Inc.	6,091
100	Avago Technologies Ltd., (Singapore)	13,306
148	Broadcom Corp., Class A	7,631
27	KLA-Tencor Corp.	1,534
98	Lam Research Corp.	8,005

		36,567

	Software — 1.3%
217	Microsoft Corp.	9,559

	Technology Hardware, Storage & Peripherals — 0.8%
26	Apple, Inc. (m)	3,236
86	Hewlett-Packard Co.	2,572

		5,808

	Total Information Technology	55,978

	Materials — 1.7%
	Chemicals — 0.8%
66	Axiall Corp.	2,366
82	Mosaic Co. (The)	3,860

		6,226

	Containers & Packaging — 0.2%
22	Crown Holdings, Inc. (a)	1,180

	Metals & Mining — 0.7%
243	Alcoa, Inc. (m)	2,714
114	United States Steel Corp.	2,353

		5,067

	Total Materials	12,473

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 1.8%
380	AT&T, Inc.	13,487

	Wireless Telecommunication Services — 0.6%
120	T-Mobile US, Inc. (a)	4,642

	Total Telecommunication Services	18,129

	Utilities — 2.4%
	Electric Utilities — 1.9%
118	Edison International	6,564
78	NextEra Energy, Inc.	7,626

		14,190

	Gas Utilities — 0.5%
89	AGL Resources, Inc.	4,144

	Total Utilities	18,334

	Total Common Stocks (Cost $627,145)	737,798

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
36	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

Short-Term Investment — 2.1%
	Investment Company — 2.1%
15,960	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $15,960)	15,960

	Total Investments — 100.3% (Cost $643,105)	753,758
	Liabilities in Excess of Other Assets — (0.3)%	(2,410)

	NET ASSETS — 100.0%	$751,348

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 16.1%
	Auto Components — 0.6%
282	Delphi Automotive plc, (United Kingdom)	23,986
921	Johnson Controls, Inc.	45,614
102	Magna International, Inc., (Canada)	5,732

		75,332

	Automobiles — 1.5%
2,064	Ford Motor Co.	30,978
4,839	General Motors Co.	161,299

		192,277

	Hotels, Restaurants & Leisure — 1.6%
313	Carnival Corp.	15,479
47	Chipotle Mexican Grill, Inc. (a)	28,446
751	Royal Caribbean Cruises Ltd.	59,094
1,875	Starbucks Corp.	100,513
22	Yum! Brands, Inc.	2,001

		205,533

	Household Durables — 1.6%
928	D.R. Horton, Inc.	25,401
649	Harman International Industries, Inc.	77,172
37	Jarden Corp. (a)	1,906
1,446	PulteGroup, Inc.	29,132
1,385	Toll Brothers, Inc. (a)	52,890
53	Whirlpool Corp.	9,130

		195,631

	Internet & Catalog Retail — 1.2%
347	Amazon.com, Inc. (a)	150,648
3	Priceline Group, Inc. (The) (a)	3,120

		153,768

	Media — 5.4%
1,134	CBS Corp. (Non-Voting), Class B	62,920
378	Charter Communications, Inc., Class A (a)	64,817
1,790	Comcast Corp., Class A	107,622
993	DISH Network Corp., Class A (a)	67,223
75	Time Warner Cable, Inc.	13,421
2,098	Time Warner, Inc.	183,385
3,922	Twenty-First Century Fox, Inc., Class A	127,649
628	Twenty-First Century Fox, Inc., Class B	20,230
323	Walt Disney Co. (The)	36,906

		684,173

	Specialty Retail — 3.5%
44	Best Buy Co., Inc.	1,440
430	Home Depot, Inc. (The)	47,753
3,673	Lowe’s Cos., Inc.	245,984

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
433	Tiffany & Co.	39,751
1,528	TJX Cos., Inc. (The)	101,097

		436,025

	Textiles, Apparel & Luxury Goods — 0.7%
301	lululemon athletica, Inc., (Canada) (a)	19,640
270	PVH Corp.	31,146
232	Ralph Lauren Corp.	30,676
146	V.F. Corp.	10,171

		91,633

	Total Consumer Discretionary	2,034,372

	Consumer Staples — 5.0%
	Beverages — 1.7%
1,620	Coca-Cola Co. (The) (m)	63,534
358	Constellation Brands, Inc., Class A	41,546
100	Molson Coors Brewing Co., Class B	6,976
1,046	PepsiCo, Inc.	97,642

		209,698

	Food & Staples Retailing — 0.5%
434	Costco Wholesale Corp.	58,555
45	CVS Health Corp.	4,686

		63,241

	Food Products — 0.9%
425	Hershey Co. (The)	37,787
7	Keurig Green Mountain, Inc.	566
1,960	Mondelez International, Inc., Class A	80,627

		118,980

	Household Products — 1.2%
247	Colgate-Palmolive Co.	16,127
1,735	Procter & Gamble Co. (The)	135,769

		151,896

	Personal Products — 0.1%
143	Estee Lauder Cos., Inc. (The), Class A	12,359

	Tobacco — 0.6%
874	Philip Morris International, Inc.	70,044

	Total Consumer Staples	626,218

	Energy — 7.0%
	Energy Equipment & Services — 0.8%
499	Baker Hughes, Inc.	30,811
463	Halliburton Co.	19,949
613	Schlumberger Ltd.	52,808

		103,568

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 6.2%
1,109	Anadarko Petroleum Corp.	86,568
1,337	Cabot Oil & Gas Corp.	42,185
286	Chevron Corp.	27,556
279	Concho Resources, Inc. (a)	31,810
192	Devon Energy Corp.	11,447
615	EOG Resources, Inc.	53,843
584	EQT Corp.	47,540
1,094	Exxon Mobil Corp.	91,018
1,542	Marathon Oil Corp.	40,917
618	Marathon Petroleum Corp.	32,340
3,227	Occidental Petroleum Corp.	250,942
460	Phillips 66	37,019
206	Pioneer Natural Resources Co.	28,525

		781,710

	Total Energy	885,278

	Financials — 16.8%
	Banks — 6.7%
11,328	Bank of America Corp.	192,806
736	BB&T Corp.	29,677
2,853	Citigroup, Inc.	157,617
322	East West Bancorp, Inc.	14,447
1,044	KeyCorp	15,686
217	Regions Financial Corp.	2,243
505	SunTrust Banks, Inc.	21,729
354	SVB Financial Group (a)	51,017
6,363	Wells Fargo & Co.	357,833
86	Zions Bancorporation	2,715

		845,770

	Capital Markets — 4.7%
408	Ameriprise Financial, Inc.	51,021
186	BlackRock, Inc.	64,488
2,010	Charles Schwab Corp. (The)	65,628
516	Goldman Sachs Group, Inc. (The)	107,708
1,491	Invesco Ltd.	55,901
5,455	Morgan Stanley	211,584
398	State Street Corp.	30,614
142	TD Ameritrade Holding Corp.	5,215

		592,159

	Consumer Finance — 0.1%
19	Ally Financial, Inc. (a)	437
287	Discover Financial Services	16,524

		16,961

	Diversified Financial Services — 0.5%
292	Intercontinental Exchange, Inc.	65,259

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 3.9%
1,709	ACE Ltd., (Switzerland)	173,813
1,213	American International Group, Inc. (m)	74,978
438	Hartford Financial Services Group, Inc. (The)	18,194
1,241	Marsh & McLennan Cos., Inc.	70,351
2,387	MetLife, Inc.	133,662
531	XL Group plc, (Ireland)	19,765

		490,763

	Real Estate Investment Trusts (REITs) — 0.9%
445	American Tower Corp. (m)	41,531
131	AvalonBay Communities, Inc. (m)	20,927
41	Boston Properties, Inc. (m)	5,002
1,005	Prologis, Inc. (m)	37,296
48	Vornado Realty Trust (m)	4,552

		109,308

	Total Financials	2,120,220

	Health Care — 16.7%
	Biotechnology — 4.1%
240	Alexion Pharmaceuticals, Inc. (a)	43,475
451	Biogen, Inc. (a)	182,338
4	BioMarin Pharmaceutical, Inc. (a)	486
1,176	Celgene Corp. (a)	136,074
521	Gilead Sciences, Inc.	60,964
33	Receptos, Inc. (a)	6,186
6	Regeneron Pharmaceuticals, Inc. (a)	3,270
693	Vertex Pharmaceuticals, Inc. (a)	85,585

		518,378

	Health Care Equipment & Supplies — 1.6%
2,391	Abbott Laboratories (m)	117,334
4,621	Boston Scientific Corp. (a)	81,796
93	Stryker Corp.	8,892

		208,022

	Health Care Providers & Services — 5.2%
844	Aetna, Inc.	107,622
35	Cigna Corp. (m)	5,656
736	Humana, Inc.	140,727
846	McKesson Corp.	190,226
1,747	UnitedHealth Group, Inc.	213,135

		657,366

	Life Sciences Tools & Services — 0.1%
67	Illumina, Inc. (a)	14,526

	Pharmaceuticals — 5.7%
191	Allergan plc (a)	58,059
2,856	Bristol-Myers Squibb Co.	190,022

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — continued
830	Eli Lilly & Co.	69,333
6	Endo International plc, (Ireland) (a)	473
1,471	Johnson & Johnson	143,345
1,473	Merck & Co., Inc.	83,837
71	Perrigo Co. plc, (Ireland)	13,125
4,641	Pfizer, Inc.	155,626

		713,820

	Total Health Care	2,112,112

	Industrials — 8.9%
	Aerospace & Defense — 3.7%
2,323	Honeywell International, Inc. (m)	236,906
448	L-3 Communications Holdings, Inc.	50,766
1,567	United Technologies Corp.	173,847

		461,519

	Airlines — 1.2%
1,004	Delta Air Lines, Inc.	41,260
2,100	United Continental Holdings, Inc. (a)	111,318

		152,578

	Building Products — 0.8%
1,111	Fortune Brands Home & Security, Inc.	50,900
37	Lennox International, Inc.	4,010
1,527	Masco Corp.	40,736

		95,646

	Commercial Services & Supplies — 0.0% (g)
44	Tyco International plc	1,686

	Construction & Engineering — 0.4%
834	Fluor Corp.	44,235
307	Jacobs Engineering Group, Inc. (a)	12,489

		56,724

	Electrical Equipment — 0.5%
795	Eaton Corp. plc	53,682
278	Sensata Technologies Holding N.V., (Netherlands) (a)	14,685

		68,367

	Industrial Conglomerates — 0.1%
721	General Electric Co.	19,154

	Machinery — 1.3%
175	Cummins, Inc.	22,960
33	Ingersoll-Rand plc	2,194
1,738	PACCAR, Inc.	110,879
239	SPX Corp.	17,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
37	WABCO Holdings, Inc. (a)	4,621

		157,959

	Road & Rail — 0.9%
96	Canadian Pacific Railway Ltd., (Canada)	15,449
46	Kansas City Southern	4,183
986	Union Pacific Corp.	94,005

		113,637

	Total Industrials	1,127,270

	Information Technology — 21.7%
	Communications Equipment — 0.0% (g)
27	QUALCOMM, Inc.	1,676

	Electronic Equipment, Instruments & Components — 0.8%
173	Amphenol Corp., Class A	10,027
32	Belden, Inc.	2,569
1,346	TE Connectivity Ltd., (Switzerland)	86,543

		99,139

	Internet Software & Services — 3.8%
2,400	Facebook, Inc., Class A (a)	205,851
176	Google, Inc., Class A (a)	94,983
340	Google, Inc., Class C (a)	176,861

		477,695

	IT Services — 3.8%
1,402	Accenture plc, (Ireland), Class A	135,695
170	Alliance Data Systems Corp. (a)	49,715
1,162	Cognizant Technology Solutions Corp.,
	Class A (a)	70,960
833	Fidelity National Information Services, Inc.	51,473
341	MasterCard, Inc., Class A	31,902
2,087	Visa, Inc., Class A	140,174

		479,919

	Semiconductors & Semiconductor Equipment — 5.3%
161	Applied Materials, Inc.	3,101
1,727	Avago Technologies Ltd., (Singapore)	229,583
1,874	Broadcom Corp., Class A	96,514
649	Freescale Semiconductor Ltd. (a)	25,953
1,218	KLA-Tencor Corp.	68,475
2,203	Lam Research Corp.	179,243
415	NXP Semiconductors N.V.,
	(Netherlands) (a)	40,801
449	Texas Instruments, Inc.	23,130

		666,800

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — 3.9%
1,429	Adobe Systems, Inc. (a)	115,749
7,604	Microsoft Corp.	335,696
1,063	Oracle Corp.	42,832

		494,277

	Technology Hardware, Storage & Peripherals — 4.1%
4,094	Apple, Inc. (m)	513,517

	Total Information Technology	2,733,023

	Materials — 3.2%
	Chemicals — 2.1%
386	Axiall Corp.	13,901
223	CF Industries Holdings, Inc.	14,334
1,453	Dow Chemical Co. (The)	74,330
1,186	E.I. du Pont de Nemours & Co.	75,816
1,880	Mosaic Co. (The)	88,067

		266,448

	Construction Materials — 0.2%
114	Martin Marietta Materials, Inc.	16,103
107	Vulcan Materials Co.	8,940

		25,043

	Containers & Packaging — 0.7%
1,604	Crown Holdings, Inc. (a)	84,885

	Metals & Mining — 0.2%
246	Alcoa, Inc. (m)	2,743
897	United States Steel Corp.	18,488

		21,231

	Total Materials	397,607

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.0%
2,773	AT&T, Inc.	98,501
597	Verizon Communications, Inc. (m)	27,848

		126,349

	Wireless Telecommunication Services — 0.2%
201	SBA Communications Corp., Class A (a)	23,059

	Total Telecommunication Services	149,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.5%
	Electric Utilities — 1.6%
876	Edison International	48,670
1,442	Exelon Corp.	45,296
951	NextEra Energy, Inc.	93,253
30	Pinnacle West Capital Corp. (m)	1,712
560	Xcel Energy, Inc.	18,008

		206,939

	Multi-Utilities — 0.9%
1,014	CenterPoint Energy, Inc.	19,306
1,158	CMS Energy Corp.	36,872
1,046	NiSource, Inc.	47,680
145	PG&E Corp.	7,129

		110,987

	Total Utilities	317,926

	Total Common Stocks (Cost $9,230,058)	12,503,434

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
24	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
113,376	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $113,376)	113,376

	Total Investments — 100.0% (Cost $9,343,434)	12,616,810
	Liabilities in Excess of Other Assets — 0.0% (c) (g)	(4,807)

	NET ASSETS — 100.0%	$12,612,003

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
436	E-mini S&P 500	09/18/15	USD	$44,786	$(703)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	49

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(o)	— All or a portion of these securities are segregated for options written.

The following approximates the aggregate amount of securities segregated for options written (amounts in thousands):

Fund	Value
Hedged Equity Fund	$56,148

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$7,702,644	$323,826		$80,606
Investments in affiliates, at value	181,498	13,184		2,851

Total investment securities, at value	7,884,142	337,010		83,457
Receivables:
Investment securities sold	71,064	—		—
Fund shares sold	4,284	443		197
Dividends from non-affiliates	4,185	118		41
Dividends from affiliates	9	1		—	(a)
Variation margin on futures contracts	41	—		—
Other assets	—	—		18

Total Assets	7,963,725	337,572		83,713

LIABILITIES:
Payables:
Investment securities purchased	205,612	—		—
Fund shares redeemed	8,935	67		96
Accrued liabilities:
Investment advisory fees	1,428	147		44
Administration fees	445	9		5
Distribution fees	100	13		1
Shareholder servicing fees	68	60		17
Custodian and accounting fees	70	11		9
Trustees’ and Chief Compliance Officer’s fees	10	—	(a)	—	(a)
Audit fees	41	34		31
Transfer agent fees	268	29		2
Other	333	6		4

Total Liabilities	217,310	376		209

Net Assets	$7,746,415	$337,196		$83,504

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$6,842,788	$267,750	$74,289
Accumulated undistributed (distributions in excess of) net investment income	975	(603)	65
Accumulated net realized gains (losses)	285,963	(941)	1,735
Net unrealized appreciation (depreciation)	616,689	70,990	7,415

Total Net Assets	$7,746,415	$337,196	$83,504

Net Assets:
Class A	$483,296	$39,153	$1,452
Class C	—	8,894	873
Class R5	—	49	—
Class R6	6,205,582	—	—
Institutional Class	796,919	—	—
Select Class	260,618	289,100	81,179

Total	$7,746,415	$337,196	$83,504

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,142	1,545	59
Class C	—	365	36
Class R5	—	2	—
Class R6	256,888	—	—
Institutional Class	32,996	—	—
Select Class	10,777	11,192	3,254

Net Asset Value (a):
Class A — Redemption price per share	$23.99	$25.34	$24.78
Class C — Offering price per share (b)	—	24.39	24.34
Class R5 — Offering and redemption price per share	—	26.22	—
Class R6 — Offering and redemption price per share	24.16	—	—
Institutional Class — Offering and redemption price per share	24.15	—	—
Select Class — Offering and redemption price per share	24.18	25.83	24.95
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.32	$26.74	$26.15

Cost of investments in non-affiliates	$7,085,511	$252,836	$73,191
Cost of investments in affiliates	181,498	13,184	2,851

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$9,914,220		$490,309		$204,398
Investments in affiliates, at value	326,417		8,112		2,970

Total investment securities, at value	10,240,637		498,421		207,368
Cash	—		—		11
Receivables:
Investment securities sold	15,351		—		3,795
Fund shares sold	23,219		178		1,532
Dividends from non-affiliates	16,394		575		200
Dividends from affiliates	22		1		—	(a)
Due from Adviser	—		—		20

Total Assets	10,295,623		499,175		212,926

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—
Investment securities purchased	2,856		2,982		5,949
Fund shares redeemed	31,079		290		805
Variation margin on futures contracts	—		—		3
Outstanding options written, at fair value	—		—		3,276
Accrued liabilities:
Investment advisory fees	3,361		163		—
Administration fees	703		34		—
Distribution fees	1,379		107		21
Shareholder servicing fees	1,629		104		21
Custodian and accounting fees	98		10		23
Trustees’ and Chief Compliance Officer’s fees	15		1		1
Other	1,323		165		133

Total Liabilities	42,443		3,856		10,232

Net Assets	$10,253,180		$495,319		$202,694

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$8,510,240	$325,391	$197,569
Accumulated undistributed (distributions in excess of) net investment income	1,513	(33)	46
Accumulated net realized gains (losses)	48,171	18,182	(2,522)
Net unrealized appreciation (depreciation)	1,693,256	151,779	7,601

Total Net Assets	$10,253,180	$495,319	$202,694

Net Assets:
Class A	$3,014,937	$434,573	$93,007
Class C	1,160,002	24,647	3,405
Class R2	56,522	—	—
Class R5	520,660	—	442
Class R6	861,809	—	443
Select Class	4,639,250	36,099	105,397

Total	$10,253,180	$495,319	$202,694

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	218,956	9,560	5,648
Class C	85,397	589	207
Class R2	4,114	—	—
Class R5	37,256	—	27
Class R6	61,702	—	27
Select Class	332,075	761	6,387

Net Asset Value (a):
Class A — Redemption price per share	$13.77	$45.46	$16.47
Class C — Offering price per share (b)	13.58	41.83	16.43
Class R2 — Offering and redemption price per share	13.74	—	—
Class R5 — Offering and redemption price per share	13.98	—	16.51
Class R6 — Offering and redemption price per share	13.97	—	16.52
Select Class — Offering and redemption price per share	13.97	47.45	16.50
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.53	$47.98	$17.38

Cost of investments in non-affiliates	$8,220,964	$338,530	$196,820
Cost of investments in affiliates	326,417	8,112	2,970
Premiums received from options written	—	—	3,319

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$15,237,173	$737,798	$12,503,434
Investments in affiliates, at value	315,791	15,960	113,376

Total investment securities, at value	15,552,964	753,758	12,616,810
Deposits at broker for futures contracts	—	—	2,021
Receivables:
Investment securities sold	101,883	1,106	57,418
Fund shares sold	23,707	55	19,183
Dividends from non-affiliates	3,498	794	11,077
Dividends from affiliates	19	1	7
Variation margin on futures contracts	—	—	85

Total Assets	15,682,071	755,714	12,706,601

LIABILITIES:
Payables:
Investment securities purchased	—	3,303	70,148
Fund shares redeemed	24,540	470	16,244
Accrued liabilities:
Investment advisory fees	6,500	251	4,185
Administration fees	1,070	52	850
Distribution fees	1,451	29	522
Shareholder servicing fees	2,066	144	949
Custodian and accounting fees	195	22	165
Trustees’ and Chief Compliance Officer’s fees	19	4	7
Transfer agent fees	2,110	19	1,024
Other	470	72	504

Total Liabilities	38,421	4,366	94,598

Net Assets	$15,643,650	$751,348	$12,612,003

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$9,356,900	$582,316	$9,113,066
Accumulated undistributed (distributions in excess of) net investment income	(366)	(27)	1,266
Accumulated net realized gains (losses)	610,053	58,406	224,998
Net unrealized appreciation (depreciation)	5,677,063	110,653	3,272,673

Total Net Assets	$15,643,650	$751,348	$12,612,003

Net Assets:
Class A	$4,670,460	$93,078	$1,399,208
Class C	600,404	14,307	253,608
Class R2	242,550	1,074	178,272
Class R5	1,394,419	4,443	496,102
Class R6	3,220,191	4,145	2,976,379
Institutional Class	—	—	4,932,896
Select Class	5,515,626	634,301	2,375,538

Total	$15,643,650	$751,348	$12,612,003

Outstanding units of beneficial interest (shares)
($ 0.0001 par value; unlimited number of shares authorized):
Class A	126,848	6,197	94,838
Class C	18,847	980	17,608
Class R2	6,692	72	12,163
Class R5	37,431	298	33,521
Class R6	86,236	279	200,896
Institutional Class	—	—	333,485
Select Class	149,400	42,875	160,777

Net Asset Value (a):
Class A — Redemption price per share	$36.82	$15.02	$14.75
Class C — Offering price per share (b)	31.86	14.60	14.40
Class R2 — Offering and redemption price per share	36.24	14.96	14.66
Class R5 — Offering and redemption price per share	37.25	14.93	14.80
Class R6 — Offering and redemption price per share	37.34	14.86	14.82
Institutional Class — Offering and redemption price per share	—	—	14.79
Select Class — Offering and redemption price per share	36.92	14.79	14.78
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.86	$15.85	$15.57

Cost of investments in non-affiliates	$9,560,110	$627,145	$9,230,058
Cost of investments in affiliates	315,791	15,960	113,376

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5	$—	$—
Dividend income from non-affiliates	96,171	1,974	910
Dividend income from affiliates	41	5	1

Total investment income	96,217	1,979	911

EXPENSES:
Investment advisory fees	14,369	1,906	517
Administration fees	4,725	261	65
Distribution fees:
Class A	841	69	2
Class C	—	53	4
Shareholder servicing fees:
Class A	841	69	2
Class C	—	18	2
Class R5	—	— (a)	—
Institutional Class	532	—	—
Select Class	733	707	195
Custodian and accounting fees	199	34	27
Professional fees	109	46	46
Trustees’ and Chief Compliance Officer’s fees	57	3	1
Printing and mailing costs	161	22	4
Registration and filing fees	514	65	18
Transfer agent fees	969	135	9
Other	71	12	6

Total expenses	24,121	3,400	898

Less fees waived	(1,262)	(226)	(103)
Less expense reimbursements	(15)	(4)	—

Net expenses	22,844	3,170	795

Net investment income (loss)	73,373	(1,191)	116

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	457,927	211	2,395
Futures	5,101	—	—

Net realized gain (loss)	463,028	211	2,395

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(65,196)	25,578	2,264
Futures	(797)	—	—

Change in net unrealized appreciation/depreciation	(65,993)	25,578	2,264

Net realized/unrealized gains (losses)	397,035	25,789	4,659

Change in net assets resulting from operations	$470,408	$24,598	$4,775

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$— (a)
Dividend income from non-affiliates	258,148	11,579	2,357
Dividend income from affiliates	107	1	1

Total investment income	258,255	11,580	2,358

EXPENSES:
Investment advisory fees	36,099	1,932	297
Administration fees	7,421	397	98
Distribution fees:
Class A	6,861	1,071	139
Class B (b)	24	17	—
Class C	7,417	148	8
Class R2	211	—	—
Shareholder servicing fees:
Class A	6,861	1,071	139
Class B (b)	8	6	—
Class C	2,472	49	3
Class R2	105	—	—
Class R5	208	—	— (a)
Select Class	10,309	82	153
Custodian and accounting fees	260	31	62
Professional fees	136	49	80
Trustees’ and Chief Compliance Officer’s fees	94	5	2
Printing and mailing costs	556	47	12
Registration and filing fees	342	51	104
Transfer agent fees	5,764	380	108
Offering costs	—	—	48
Other	108	25	4

Total expenses	85,256	5,361	1,257

Less fees waived	(2,573)	(17)	(324)
Less earnings credits	— (a)	—	—
Less expense reimbursements	(52)	—	(79)

Net expenses	82,631	5,344	854

Net investment income (loss)	175,624	6,236	1,504

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	136,057	32,555	(8,571)
Futures	—	—	587
Options written	—	—	5,516

Net realized gain (loss)	136,057	32,555	(2,468)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	75,086	(14,988)	7,279
Futures	—	—	(20)
Options Written	—	—	43

Change in net unrealized appreciation/depreciation	75,086	(14,988)	7,302

Net realized/unrealized gains (losses)	211,143	17,567	4,834

Change in net assets resulting from operations	$386,767	$23,803	$6,338

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$120,192	$16,077	$224,501
Dividend income from affiliates	148	7	57

Total investment income	120,340	16,084	224,558

EXPENSES:
Investment advisory fees	76,919	3,226	48,311
Administration fees	12,653	663	9,932
Distribution fees:
Class A	12,056	231	3,182
Class B (a)	47	11	29
Class C	4,203	99	1,588
Class R2	1,167	3	764
Shareholder servicing fees:
Class A	12,056	231	3,182
Class B (a)	16	4	10
Class C	1,401	33	529
Class R2	583	2	382
Class R5	699	2	239
Institutional Class	—	—	4,667
Select Class	13,570	1,678	6,561
Custodian and accounting fees	440	53	418
Interest expense to affiliates	—	1	—
Professional fees	191	54	161
Trustees’ and Chief Compliance Officer’s fees	154	1	111
Printing and mailing costs	1,074	30	757
Registration and filing fees	293	80	580
Transfer agent fees	12,110	115	5,786
Other	208	27	535

Total expenses	149,840	6,544	87,724

Less fees waived	(9,544)	(156)	(5,436)
Less expense reimbursements	(88)	— (b)	(91)

Net expenses	140,208	6,388	82,197

Net investment income (loss)	(19,868)	9,696	142,361

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	827,611	102,268	932,380
Futures	—	—	10,760

Net realized gain (loss)	827,611	102,268	943,140

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,414,740	(49,217)	(30,556)
Futures	—	—	(1,193)

Change in net unrealized appreciation/depreciation	1,414,740	(49,217)	(31,749)

Net realized/unrealized gains (losses)	2,242,351	53,051	911,391

Change in net assets resulting from operations	$2,222,483	$62,747	$1,053,752

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$73,373	$46,521	$(1,191)	$(708)
Net realized gain (loss)	463,028	240,349	211	7,600
Change in net unrealized appreciation/depreciation	(65,993)	433,169	25,578	30,946

Change in net assets resulting from operations	470,408	720,039	24,598	37,838

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,861)	(1,624)	—	—
From net realized gains	(19,848)	(9,242)	(413)	—
Class C
From net realized gains	—	—	(111)	—
Class R5
From net realized gains	—	—	(1)	—
Class R6
From net investment income	(59,604)	(39,209)	—	—
From net realized gains	(266,822)	(139,746)	—	—
Institutional Class
From net investment income	(6,739)	(4,083)	—	—
From net realized gains	(32,068)	(16,849)	—	—
Select Class
From net investment income	(2,632)	(775)	—	—
From net realized gains	(15,846)	(3,550)	(4,260)	—

Total distributions to shareholders	(406,420)	(215,078)	(4,785)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,404,441	1,946,173	34,618	142,647

NET ASSETS:
Change in net assets	3,468,429	2,451,134	54,431	180,485
Beginning of period	4,277,986	1,826,852	282,765	102,280

End of period	$7,746,415	$4,277,986	$337,196	$282,765

Accumulated undistributed (distributions in excess of) net investment income	$975	$831	$(603)	$(429)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$116	$62	$175,624	$108,236
Net realized gain (loss)	2,395	(77)	136,057	125,411
Distributions of capital gains received from investment company affiliates	—	—	—	1
Change in net unrealized appreciation/depreciation	2,264	4,489	75,086	934,953

Change in net assets resulting from operations	4,775	4,474	386,767	1,168,601

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—	(50,416)	(31,236)
From net realized gains	(5)	(5)	(53,724)	(30,026)
Class B (a)
From net investment income	—	—	(41)	(50)
From net realized gains	—	—	(67)	(74)
Class C
From net investment income	—	—	(14,285)	(7,992)
From net realized gains	(4)	(2)	(18,697)	(10,640)
Class R2
From net investment income	—	—	(708)	(317)
From net realized gains	—	—	(817)	(336)
Class R5
From net investment income	—	—	(9,307)	(5,124)
From net realized gains	—	—	(7,581)	(3,803)
Class R6
From net investment income	—	—	(16,393)	(9,298)
From net realized gains	—	—	(13,082)	(7,928)
Select Class
From net investment income	(112)	— (b)	(84,500)	(54,801)
From net realized gains	(492)	(259)	(77,081)	(46,326)

Total distributions to shareholders	(614)	(266)	(346,699)	(207,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,723	64,555	2,687,583	2,056,118

NET ASSETS:
Change in net assets	10,884	68,763	2,727,651	3,016,768
Beginning of period	72,620	3,857	7,525,529	4,508,761

End of period	$83,504	$72,620	$10,253,180	$7,525,529

Accumulated undistributed (distributions in excess of) net investment income	$65	$62	$1,513	$1,539

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Period Ended June 30, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,236	$4,949	$1,504	$24
Net realized gain (loss)	32,555	51,392	(2,468)	(122)
Distributions of capital gains received from investment company affiliates	—	— (b)	—	—
Change in net unrealized appreciation/depreciation	(14,988)	34,471	7,302	299

Change in net assets resulting from operations	23,803	90,812	6,338	201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,313)	(4,431)	(594)	(4)
From net realized gains	(9,151)	—	—	—
Return of capital	—	—	—	(1)
Class B (c)
From net investment income	(13)	(18)	—	—
From net realized gains	(53)	—	—	—
Class C
From net investment income	(193)	(99)	(11)	— (b)
From net realized gains	(427)	—	—	—
Return of capital	—	—	—	— (b)
Class R5
From net investment income	—	—	(5)	— (b)
Return of capital	—	—	—	— (b)
Class R6
From net investment income	—	—	(5)	— (b)
Return of capital	—	—	—	(1)
Select Class
From net investment income	(463)	(332)	(772)	(23)
From net realized gains	(660)	—	—	—
Return of capital	—	—	—	(20)

Total distributions to shareholders	(16,273)	(4,880)	(1,387)	(49)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	23,921	(17,280)	192,708	4,883

NET ASSETS:
Change in net assets	31,451	68,652	197,659	5,035
Beginning of period	463,868	395,216	5,035	—

End of period	$495,319	$463,868	$202,694	$5,035

Accumulated undistributed (distributions in excess of) net investment income	$(33)	$(17)	$46	$(3)

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.
(c)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(19,868)	$(28,833)	$9,696	$9,568
Net realized gain (loss)	827,611	572,824	102,268	123,935
Distributions of capital gains received from investment company affiliates	—	1	—	4
Change in net unrealized appreciation/depreciation	1,414,740	2,563,782	(49,217)	35,976

Change in net assets resulting from operations	2,222,483	3,107,774	62,747	169,483

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,005)	(861)
From net realized gains	(85,875)	—	(13,856)	(1,655)
Class B (a)
From net investment income	—	—	(6)	(12)
From net realized gains	(133)	—	(230)	(50)
Class C
From net investment income	—	—	(88)	(68)
From net realized gains	(11,256)	—	(2,003)	(233)
Class R2
From net investment income	—	—	(7)	(3)
From net realized gains	(3,964)	—	(87)	(14)
Class R5
From net investment income	—	—	(61)	(116)
From net realized gains	(24,104)	—	(646)	(599)
Class R6
From net investment income	—	—	(341)	(724)
From net realized gains	(50,817)	—	(6,003)	(1,655)
Select Class
From net investment income	—	—	(8,298)	(8,031)
From net realized gains	(97,149)	—	(102,872)	(21,436)

Total distributions to shareholders	(273,298)	—	(135,503)	(35,457)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,251,267)	275,053	(343)	(6,000)

NET ASSETS:
Change in net assets	697,918	3,382,827	(73,099)	128,026
Beginning of period	14,945,732	11,562,905	824,447	696,421

End of period	$15,643,650	$14,945,732	$751,348	$824,447

Accumulated undistributed (distributions in excess of) net investment income	$(366)	$(17,137)	$(27)	$(56)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	U.S. Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$142,361	$96,944
Net realized gain (loss)	943,140	736,827
Distributions of capital gains received from investment company affiliates	—	2
Change in net unrealized appreciation/depreciation	(31,749)	1,332,466

Change in net assets resulting from operations	1,053,752	2,166,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11,732)	(8,068)
From net realized gains	(101,441)	(67,000)
Class B (a)
From net investment income	(15)	(13)
From net realized gains	(335)	(307)
Class C
From net investment income	(1,049)	(512)
From net realized gains	(16,831)	(9,496)
Class R2
From net investment income	(1,082)	(595)
From net realized gains	(12,128)	(6,636)
Class R5
From net investment income	(6,071)	(4,728)
From net realized gains	(39,025)	(27,833)
Class R6
From net investment income	(35,475)	(23,536)
From net realized gains	(207,916)	(124,852)
Institutional Class
From net investment income	(57,166)	(34,846)
From net realized gains	(373,132)	(245,150)
Select Class
From net investment income	(27,032)	(24,079)
From net realized gains	(194,871)	(143,301)

Total distributions to shareholders	(1,085,301)	(720,952)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,863,908	1,347,074

NET ASSETS:
Change in net assets	1,832,359	2,792,361
Beginning of period	10,779,644	7,987,283

End of period	$12,612,003	$10,779,644

Accumulated undistributed (distributions in excess of) net investment income	$1,266	$572

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$358,585	$110,205	$26,887	$18,137
Distributions reinvested	22,668	10,845	402	—
Cost of shares redeemed	(108,252)	(42,738)	(6,767)	(1,412)

Change in net assets resulting from Class A capital transactions	$273,001	$78,312	$20,522	$16,725

Class C
Proceeds from shares issued	$—	$—	$5,474	$4,982
Distributions reinvested	—	—	84	—
Cost of shares redeemed	—	—	(1,468)	(705)

Change in net assets resulting from Class C capital transactions	$—	$—	$4,090	$4,277

Class R5
Proceeds from shares issued	$—	$—	$—	$4
Distributions reinvested	—	—	1	—
Cost of shares redeemed	—	—	—	— (a)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$1	$4

Class R6
Proceeds from shares issued	$2,411,314	$1,799,308	$—	$—
Distributions reinvested	326,426	178,948	—	—
Cost of shares redeemed	(180,826)	(264,127)	—	—

Change in net assets resulting from Class R6 capital transactions	$2,556,914	$1,714,129	$—	$—

Institutional Class
Proceeds from shares issued	$529,705	$148,282	$—	$—
Distributions reinvested	35,134	18,575	—	—
Cost of shares redeemed	(160,633)	(45,570)	—	—

Change in net assets resulting from Institutional Class capital transactions	$404,206	$121,287	$—	$—

Select Class
Proceeds from shares issued	$374,608	$43,804	$50,453	$133,469
Distributions reinvested	7,520	3,427	3,771	—
Cost of shares redeemed	(211,808)	(14,786)	(44,219)	(11,828)

Change in net assets resulting from Select Class capital transactions	$170,320	$32,445	$10,005	$121,641

Total change in net assets resulting from capital transactions	$3,404,441	$1,946,173	$34,618	$142,647

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	14,944	5,011	1,094	763
Reinvested	985	507	17	—
Redeemed	(4,497)	(1,927)	(276)	(60)

Change in Class A Shares	11,432	3,591	835	703

Class C
Issued	—	—	232	214
Reinvested	—	—	4	—
Redeemed	—	—	(61)	(31)

Change in Class C Shares	—	—	175	183

Class R5
Issued	—	—	—	—	(a)
Reinvested	—	—	— (a)	—
Redeemed	—	—	—	—	(a)

Change in Class R5 Shares	—	—	— (a)	—	(a)

Class R6
Issued	99,461	82,159	—	—
Reinvested	14,056	8,286	—	—
Redeemed	(7,497)	(11,337)	—	—

Change in Class R6 Shares	106,020	79,108	—	—

Institutional Class
Issued	21,787	6,620	—	—
Reinvested	1,514	862	—	—
Redeemed	(6,635)	(2,038)	—	—

Change in Institutional Class Shares	16,666	5,444	—	—

Select Class
Issued	15,608	1,997	2,071	5,952
Reinvested	323	159	156	—
Redeemed	(8,625)	(673)	(1,772)	(526)

Change in Select Class Shares	7,306	1,483	455	5,426

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,181	$490	$1,420,165	$1,182,295
Distributions reinvested	6	5	99,766	59,065
Cost of shares redeemed	(194)	(167)	(887,735)	(454,907)
Conversion from Class B Shares	—	—	2,543	234

Change in net assets resulting from Class A capital transactions	$993	$328	$634,739	$786,687

Class B (a)
Proceeds from shares issued	$—	$—	$255	$1,047
Distributions reinvested	—	—	101	112
Cost of shares redeemed	—	—	(1,842)	(1,727)
Conversion to Class A Shares	—	—	(2,543)	(234)

Change in net assets resulting from Class B capital transactions	$—	$—	$(4,029)	$(802)

Class C
Proceeds from shares issued	$782	$62	$469,144	$374,473
Distributions reinvested	4	2	27,318	15,425
Cost of shares redeemed	(62)	(12)	(142,759)	(89,920)

Change in net assets resulting from Class C capital transactions	$724	$52	$353,703	$299,978

Class R2
Proceeds from shares issued	$—	$—	$38,187	$19,772
Distributions reinvested	—	—	1,483	652
Cost of shares redeemed	—	—	(11,830)	(8,361)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$27,840	$12,063

Class R5
Proceeds from shares issued	$—	$—	$289,715	$133,602
Distributions reinvested	—	—	14,261	8,807
Cost of shares redeemed	—	—	(90,072)	(103,835)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$213,904	$38,574

Class R6
Proceeds from shares issued	$—	$—	$427,210	$392,844
Distributions reinvested	—	—	26,378	14,091
Cost of shares redeemed	—	—	(143,972)	(150,821)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$309,616	$256,114

Select Class
Proceeds from shares issued	$19,248	$74,941	$1,995,707	$1,343,746
Distributions reinvested	41	100	97,011	51,006
Cost of shares redeemed	(14,283)	(10,866)	(940,908)	(731,248)

Change in net assets resulting from Select Class capital transactions	$5,006	$64,175	$1,151,810	$663,504

Total change in net assets resulting from capital transactions	$6,723	$64,555	$2,687,583	$2,056,118

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	49	22	102,541	93,430
Reinvested	— (a)	— (a)	7,191	4,669
Redeemed	(8)	(7)	(63,788)	(35,883)
Conversion from Class B Shares	—	—	181	19

Change in Class A Shares	41	15	46,125	62,235

Class B (b)
Issued	—	—	19	85
Reinvested	—	—	7	9
Redeemed	—	—	(134)	(137)
Conversion to Class A Shares	—	—	(182)	(19)

Change in Class B Shares	—	—	(290)	(62)

Class C
Issued	33	4	34,111	30,145
Reinvested	— (a)	— (a)	1,997	1,238
Redeemed	(3)	(1)	(10,411)	(7,181)

Change in Class C Shares	30	3	25,697	24,202

Class R2
Issued	—	—	2,750	1,554
Reinvested	—	—	107	52
Redeemed	—	—	(850)	(649)

Change in Class R2 Shares	—	—	2,007	957

Class R5
Issued	—	—	20,388	10,246
Reinvested	—	—	1,012	687
Redeemed	—	—	(6,358)	(8,034)

Change in Class R5 Shares	—	—	15,042	2,899

Class R6
Issued	—	—	30,221	30,669
Reinvested	—	—	1,872	1,095
Redeemed	—	—	(10,221)	(11,733)

Change in Class R6 Shares	—	—	21,872	20,031

Select Class
Issued	792	3,320	141,421	104,808
Reinvested	2	5	6,888	3,973
Redeemed	(584)	(475)	(66,629)	(56,929)

Change in Select Class Shares	210	2,850	81,680	51,852

(a)	Amount rounds to less than 1,000 shares.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Period Ended June 30, 2014 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,842	$31,504	$107,013	$1,573
Distributions reinvested	13,884	4,239	594	4
Cost of shares redeemed	(55,510)	(50,548)	(17,993)	(1,009)
Conversion from Class B Shares	2,102	223	—	—

Change in net assets resulting from Class A capital transactions	$8,318	$(14,582)	$89,614	$568

Class B (b)
Proceeds from shares issued	$130	$86	$—	$—
Distributions reinvested	65	18	—	—
Cost of shares redeemed	(847)	(773)	—	—
Conversion to Class A Shares	(2,102)	(223)	—	—

Change in net assets resulting from Class B capital transactions	$(2,754)	$(892)	$—	$—

Class C
Proceeds from shares issued	$12,911	$6,964	$3,979	$50
Distributions reinvested	554	89	10	—	(c)
Cost of shares redeemed	(3,566)	(2,395)	(621)	—

Change in net assets resulting from Class C capital transactions	$9,899	$4,658	$3,368	$50

Class R5
Proceeds from shares issued	$—	$—	$374	$50
Distributions reinvested	—	—	5	1

Change in net assets resulting from Class R5 capital transactions	$—	$—	$379	$51

Class R6
Proceeds from shares issued	$—	$—	$374	$50
Distributions reinvested	—	—	5	1

Change in net assets resulting from Class R6 capital transactions	$—	$—	$379	$51

Select Class
Proceeds from shares issued	$11,721	$19,582	$125,592	$4,125
Distributions reinvested	962	296	755	38
Cost of shares redeemed	(4,225)	(26,342)	(27,379)	—

Change in net assets resulting from Select Class capital transactions	$8,458	$(6,464)	$98,968	$4,163

Total change in net assets resulting from capital transactions	$23,921	$(17,280)	$192,708	$4,883

(a)	Commencement of operations was December 13, 2013.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Period Ended June 30, 2014 (a)
SHARE TRANSACTIONS:
Class A
Issued	1,044	785	6,659	100
Reinvested	308	102	36	—	(b)
Redeemed	(1,222)	(1,258)	(1,083)	(64)
Conversion from Class B Shares	45	6	—	—

Change in Class A Shares	175	(365)	5,612	36

Class B (c)
Issued	3	2	—	—
Reinvested	2	— (b)	—	—
Redeemed	(20)	(19)	—	—
Conversion to Class A Shares	(46)	(6)	—	—

Change in Class B Shares	(61)	(23)	—	—

Class C
Issued	307	187	241	3
Reinvested	13	2	1	—	(b)
Redeemed	(85)	(65)	(38)	—

Change in Class C Shares	235	124	204	3

Class R5
Issued	—	—	24	3
Reinvested	—	—	— (b)	—	(b)

Change in Class R5 Shares	—	—	24	3

Class R6
Issued	—	—	24	3
Reinvested	—	—	— (b)	—	(b)

Change in Class R6 Shares	—	—	24	3

Select Class
Issued	248	473	7,719	270
Reinvested	20	7	46	3
Redeemed	(89)	(643)	(1,651)	—

Change in Select Class Shares	179	(163)	6,114	273

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than 1,000 shares.
(c)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,015,188	$2,725,289	$12,794	$15,456
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,595
Distributions reinvested	80,373	—	14,323	2,439
Cost of shares redeemed	(2,084,770)	(1,431,629)	(19,005)	(15,944)
Conversion from Class B Shares	6,138	1,207	1,111	105

Change in net assets resulting from Class A capital transactions	$(983,071)	$1,294,867	$9,223	$44,651

Class B (a)
Proceeds from shares issued	$125	$146	$31	$33
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,079
Distributions reinvested	131	—	226	57
Cost of shares redeemed	(2,472)	(2,718)	(923)	(664)
Conversion to Class A Shares	(6,138)	(1,207)	(1,111)	(105)

Change in net assets resulting from Class B capital transactions	$(8,354)	$(3,779)	$(1,777)	$400

Class C
Proceeds from shares issued	$110,881	$118,910	$4,828	$3,724
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	3,188
Distributions reinvested	7,502	—	1,882	268
Cost of shares redeemed	(107,204)	(90,812)	(2,807)	(1,946)

Change in net assets resulting from Class C capital transactions	$11,179	$28,098	$3,903	$5,234

Class R2
Proceeds from shares issued	$78,590	$62,282	$669	$194
Distributions reinvested	3,119	—	64	10
Cost of shares redeemed	(89,755)	(78,278)	(60)	(196)

Change in net assets resulting from Class R2 capital transactions	$(8,046)	$(15,996)	$673	$8

Class R5
Proceeds from shares issued	$337,438	$365,422	$717	$514
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	2,180
Distributions reinvested	22,865	—	515	690
Cost of shares redeemed	(549,243)	(413,385)	(843)	(19,905)

Change in net assets resulting from Class R5 capital transactions	$(188,940)	$(47,963)	$389	$(16,521)

Class R6
Proceeds from shares issued	$723,964	$665,288	$5,285	$4,941
Distributions reinvested	48,411	—	6,344	2,379
Cost of shares redeemed	(639,517)	(692,012)	(55,097)	(8,427)

Change in net assets resulting from Class R6 capital transactions	$132,858	$(26,724)	$(43,468)	$(1,107)

Select Class
Proceeds from shares issued	$1,342,590	$1,132,582	$35,937	$29,098
Distributions reinvested	69,462	—	110,461	27,502
Cost of shares redeemed	(1,618,945)	(2,086,032)	(115,684)	(95,265)

Change in net assets resulting from Select Class capital transactions	$(206,893)	$(953,450)	$30,714	$(38,665)

Total change in net assets resulting from capital transactions	$(1,251,267)	$275,053	$(343)	$(6,000)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Large Cap Growth Fund		Large Cap Value fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	29,011	94,319	805	1,014
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2,898
Reinvested	2,374	—	989	162
Redeemed	(59,974)	(47,665)	(1,211)	(1,042)
Conversion from Class B Shares	165	40	72	7

Change in Class A Shares	(28,424)	46,694	655	3,039

Class B (a)
Issued	4	6	2	3
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	74
Reinvested	4	—	16	4
Redeemed	(80)	(103)	(60)	(44)
Conversion to Class A Shares	(189)	(45)	(74)	(7)

Change in Class B Shares	(261)	(142)	(116)	30

Class C
Issued	3,633	4,514	319	251
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	222
Reinvested	255	—	134	18
Redeemed	(3,539)	(3,428)	(190)	(131)

Change in Class C Shares	349	1,086	263	360

Class R2
Issued	2,288	2,078	44	12
Reinvested	94	—	5	1
Redeemed	(2,626)	(2,597)	(4)	(13)

Change in Class R2 Shares	(244)	(519)	45	— (b)

Class R5
Issued	9,542	12,035	46	34
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	149
Reinvested	669	—	36	48
Redeemed	(15,538)	(13,642)	(52)	(1,358)

Change in Class R5 Shares	(5,327)	(1,607)	30	(1,127)

Class R6
Issued	20,459	22,243	338	329
Reinvested	1,413	—	442	161
Redeemed	(18,258)	(22,612)	(3,591)	(557)

Change in Class R6 Shares	3,614	(369)	(2,811)	(67)

Select Class
Issued	38,845	37,768	2,280	1,976
Reinvested	2,047	—	7,737	1,868
Redeemed	(46,403)	(67,981)	(7,526)	(6,280)

Change in Select Class Shares	(5,511)	(30,213)	2,491	(2,436)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$467,436	$383,363
Distributions reinvested	100,057	67,082
Cost of shares redeemed	(335,025)	(308,374)
Conversion from Class B Shares	3,680	158

Change in net assets resulting from Class A capital transactions	$236,148	$142,229

Class B (a)
Proceeds from shares issued	$94	$178
Distributions reinvested	331	305
Cost of shares redeemed	(1,044)	(1,216)
Conversion to Class A Shares	(3,680)	(158)

Change in net assets resulting from Class B capital transactions	$(4,299)	$(891)

Class C
Proceeds from shares issued	$100,381	$59,625
Distributions reinvested	16,229	9,127
Cost of shares redeemed	(35,992)	(25,641)

Change in net assets resulting from Class C capital transactions	$80,618	$43,111

Class R2
Proceeds from shares issued	$73,014	$54,604
Distributions reinvested	12,101	6,417
Cost of shares redeemed	(31,851)	(22,308)

Change in net assets resulting from Class R2 capital transactions	$53,264	$38,713

Class R5
Proceeds from shares issued	$154,746	$141,144
Distributions reinvested	37,556	28,688
Cost of shares redeemed	(134,896)	(250,658)

Change in net assets resulting from Class R5 capital transactions	$57,406	$(80,826)

Class R6
Proceeds from shares issued	$798,670	$764,394
Distributions reinvested	239,312	140,851
Cost of shares redeemed	(439,022)	(184,568)

Change in net assets resulting from Class R6 capital transactions	$598,960	$720,677

Institutional Class
Proceeds from shares issued	$1,523,300	$3,312,906
Distributions reinvested	381,848	242,236
Cost of shares redeemed	(1,111,795)	(874,872)

Change in net assets resulting from Institutional Class capital transactions	$793,353	$2,680,270

Select Class
Proceeds from shares issued	$1,285,405	$703,654
Distributions reinvested	209,185	155,534
Cost of shares redeemed	(434,850)	(3,055,397)
Redemptions in-kind	(1,011,282)	—

Change in net assets resulting from Select Class capital transactions	$48,458	$(2,196,209)

Total change in net assets resulting from capital transactions	$1,863,908	$1,347,074

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	U.S. Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	31,429	27,410
Reinvested	7,040	4,947
Redeemed	(22,457)	(22,134)
Conversion from Class B Shares	244	11

Change in Class A Shares	16,256	10,234

Class B (a)
Issued	6	13
Reinvested	24	23
Redeemed	(71)	(89)
Conversion to Class A Shares	(248)	(12)

Change in Class B Shares	(289)	(65)

Class C
Issued	6,915	4,349
Reinvested	1,173	690
Redeemed	(2,474)	(1,871)

Change in Class C Shares	5,614	3,168

Class R2
Issued	4,931	3,941
Reinvested	858	476
Redeemed	(2,153)	(1,596)

Change in Class R2 Shares	3,636	2,821

Class R5
Issued	10,375	9,994
Reinvested	2,629	2,106
Redeemed	(9,000)	(18,145)

Change in Class R5 Shares	4,004	(6,045)

Class R6
Issued	53,558	54,986
Reinvested	16,724	10,318
Redeemed	(29,144)	(13,029)

Change in Class R6 Shares	41,138	52,275

Institutional Class
Issued	101,695	229,320
Reinvested	26,755	17,794
Redeemed	(74,335)	(62,503)

Change in Institutional Class Shares	54,115	184,611

Select Class
Issued	88,739	51,196
Reinvested	14,687	11,454
Redeemed	(29,025)	(212,173)
Redemptions in-kind	(66,840)	—

Change in Select Class Shares	7,561	(149,523)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2015	$23.73	$0.20	(d)	$1.85	$2.05	$(0.19)	$(1.60)	$(1.79)
Year Ended June 30, 2014	20.27	0.23	(d)	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	(d)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(d)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(d)	3.72	3.89	(0.16)	—	(0.16)

Class R6
Year Ended June 30, 2015	23.85	0.32	(d)	1.89	2.21	(0.30)	(1.60)	(1.90)
Year Ended June 30, 2014	20.36	0.34	(d)	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	(d)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(d)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(d)	3.73	3.98	(0.23)	—	(0.23)

Institutional Class
Year Ended June 30, 2015	23.85	0.29	(d)	1.89	2.18	(0.28)	(1.60)	(1.88)
Year Ended June 30, 2014	20.36	0.32	(d)	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	(d)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(d)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(d)	3.72	3.96	(0.22)	—	(0.22)

Select Class
Year Ended June 30, 2015	23.88	0.26	(d)	1.87	2.13	(0.23)	(1.60)	(1.83)
Year Ended June 30, 2014	20.39	0.28	(d)	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	(d)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(d)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(d)	3.73	3.94	(0.19)	—	(0.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.99	9.04%	$483,296	0.85%	0.84%	0.97%	144%
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169

24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169

24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169

24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Year Ended June 30, 2015	$23.95	$(0.14	)(d)	$1.90	$1.76	$(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(d)(e)(f)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(d)(g)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—
Year Ended June 30, 2011	11.44	(0.10	)(d)	4.13	4.03	—

Class C
Year Ended June 30, 2015	23.19	(0.26	)(d)	1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(d)(e)(f)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(d)(g)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(d)	4.09	3.92	—

Class R5
Year Ended June 30, 2015	24.65	(0.04	)(d)	1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(d)(e)(f)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(d)(g)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(d)	4.19	4.15	—

Select Class
Year Ended June 30, 2015	24.34	(0.08	)(d)	1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(d)(e)(f)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(d)(g)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(d)	4.16	4.10	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.34	7.46%	$39,153	1.20%	(0.57)%		1.43%	74%
23.95	26.45	16,996	1.24	(0.30	)(e)(f)	1.25	55
18.94	19.19	126	1.25	(0.30	)(g)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97

24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(e)(f)	1.75	55
18.43	18.60	123	1.74	(0.80	)(g)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97

26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(e)(f)	0.84	55
19.42	19.73	32	0.80	0.15	(g)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97

25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(e)(f)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(g)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Year Ended June 30, 2015	$23.56	$(0.02	)(f)	$1.42	$1.40	$(0.02)	$(0.16)	$(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(f)	4.86	4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2015	23.24	(0.13	)(f)	1.39	1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(f)	4.84	4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	—

Select Class
Year Ended June 30, 2015	23.67	0.04	(f)	1.44	1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(f)	4.87	4.91	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011 (h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$24.78	5.98%	$1,452	1.24%		(0.07)%	1.42%		52%
23.56	25.43	423	1.24		(0.10)	2.11		76
19.18	21.47	64	1.25	(g)	(0.13)	3.75	(g)	61
15.79	5.37	53	1.25	(g)	0.04	5.09	(g)	71

24.34	5.44	873	1.74		(0.54)	1.93		52
23.24	24.86	133	1.74		(0.67)	2.82		76
19.01	20.85	63	1.75	(g)	(0.63)	4.25	(g)	61
15.73	4.87	52	1.75	(g)	(0.46)	5.58	(g)	71

24.95	6.26	81,179	0.99		0.15	1.12		52
23.67	25.75	72,064	0.99		0.19	1.51		76
19.22	21.77	3,730	1.00	(g)	0.12	3.51	(g)	61
15.81	5.61	3,063	1.00	(g)	0.29	4.84	(g)	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2015	$13.66	$0.25		$0.39	$0.64	$(0.25)	$(0.28)	$(0.53)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(g)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)

Class C
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(g)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)

Class R2
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(g)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (h) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (h) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(g)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.77	4.71%	$3,014,937	1.04%	1.83%		1.09%	22%
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(g)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37

13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(g)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37

13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(g)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(g)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(g)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(g)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2015	$44.70	$0.59	(d)	$1.72	$2.31	$(0.56)	$(0.99)	$(1.55)
Year Ended June 30, 2014	36.53	0.47	(d)	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	(d)	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	(d)	1.16	1.51	(0.34)	—	(0.34)
Year Ended June 30, 2011	22.30	0.28	(d)	5.96	6.24	(0.28)	—	(0.28)

Class C
Year Ended June 30, 2015	41.31	0.32	(d)	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	(d)	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	(d)	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	(d)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(d)	5.53	5.67	(0.17)	—	(0.17)

Select Class
Year Ended June 30, 2015	46.58	0.73	(d)	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	(d)	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	(d)	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	(d)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(d)	6.20	6.57	(0.36)	—	(0.36)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$45.46	5.24%	$434,573	1.10%	1.30%	1.10%	39%
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23

41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23

47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Year Ended June 30, 2015	$15.74	$0.19	(g)	$0.67	$0.86	$(0.13)	$—	$(0.13)
December 13, 2013 (h) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2015	15.76	0.10	(g)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (h) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Year Ended June 30, 2015	15.76	0.26	(g)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Year Ended June 30, 2015	15.76	0.27	(g)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Year Ended June 30, 2015	15.76	0.23	(g)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (h) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.47	5.45%	$93,007	0.85%	1.14%	1.21%	42%
15.74	6.11	569	0.85	0.96	16.65	36

16.43	4.85	3,405	1.35	0.59	1.65	42
15.76	5.87	53	1.35	0.56	10.04	36

16.51	5.86	442	0.40	1.58	0.82	42
15.76	6.37	53	0.40	1.51	9.10	36

16.52	5.96	443	0.35	1.63	0.77	42
15.76	6.39	53	0.35	1.56	9.05	36

16.50	5.66	105,397	0.60	1.39	0.91	42
15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Year Ended June 30, 2015	$32.49	$(0.10	)(f)	$5.05	$4.95	$—	$(0.62)	$(0.62)
Year Ended June 30, 2014	26.01	(0.10	)(f)	6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)(g)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—	—	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—	—	—

Class C
Year Ended June 30, 2015	28.33	(0.24	)(f)	4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22	)(f)	5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(g)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—	—	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—	—	—

Class R2
Year Ended June 30, 2015	32.07	(0.18	)(f)	4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18	)(f)	6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)(g)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)	—	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—	—	—

Class R5
Year Ended June 30, 2015	32.75	0.03	(f)	5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01	(f)	6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)(g)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)	—	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—	—	—

Class R6
Year Ended June 30, 2015	32.80	0.06	(f)	5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02	(f)	6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)(g)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)	—	(0.02)
November 30, 2010 (i) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—	—	—

Select Class
Year Ended June 30, 2015	32.52	(0.04	)(f)	5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05	)(f)	6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)(g)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)	—	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$36.82	15.40%	$4,670,460	1.06%	(0.28)%		1.21%	19%
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(g)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84

31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(g)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84

36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(g)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84

37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(g)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84

37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(g)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(g)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2015	$16.63	$0.17	(f)	$0.94	$1.11	$(0.17)	$(2.55)	$(2.72)
Year Ended June 30, 2014	13.99	0.17	(f)	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2015	16.25	0.08	(f)	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	(f)	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)

Class R2
Year Ended June 30, 2015	16.58	0.13	(f)	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	(f)	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)

Class R5
Year Ended June 30, 2015	16.54	0.22	(f)	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	(f)	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)

Class R6
Year Ended June 30, 2015	16.48	0.25	(f)	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	(f)	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2015	16.42	0.19	(f)	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	(f)	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.02	7.44%	$93,078	0.93%	1.07%	1.05%	143%
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65

14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65

14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65

14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65

14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2015	$14.92	$0.13		$1.10	$1.23	$(0.13)	$(1.27)	$(1.40)
Year Ended June 30, 2014	12.80	0.11	(f)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)

Class C
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)

Class R2
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)

Class R6
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(f)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.75	8.70%	$1,399,208	0.95%	0.92%	1.10%	79%
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69

14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69

14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69

14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69

14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69

14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class C and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 17, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of Dynamic Growth Fund were not publicly offered for investment.

Prior to July 31, 2013, Equity Focus Fund was not publicly offered for investment.

Hedged Equity Fund commenced operations on December 13, 2013. Prior to May 30, 2014, the Fund was not publicly offered for investment.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation. Prior to July 23, 2014 the investment objective of Large Cap Growth Fund was to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of Equity Income Fund is to seek capital appreciation and current income. Prior to July 23, 2014, the Fund’s investment objective was to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Large Cap Value Fund acquired all of the assets and liabilities of JPMorgan Value Opportunities Fund, Inc. in a reorganization on October 18, 2013. Please refer to Note 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,875,830	$8,312	$—	$7,884,142

Depreciation in Other Financial Instruments
Futures Contracts	$(444)	$—	$—	$(444)

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$337,010	$—	$—	$337,010

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$83,457	$—	$—	$83,457

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$10,240,637	$—	$—	$10,240,637

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$498,421	$—	$—	$498,421

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$207,098	$270	$—	$207,368

Liabilities
Options Written
Call Options Written	$(2,601)	$—	$—	$(2,601)
Put Options Written	(675)	—	—	(675)

Total Liabilities	$(3,276)	$—	$—	$(3,276)

Depreciation in Other Financial
Instruments
Futures Contracts	$(20)	$—	$—	$(20)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$15,552,964	$—	$—	$15,552,964

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$143,586	$—	$—		$143,586
Energy	60,840	—	—		60,840
Financials	267,077	—	—		267,077
Health Care	114,582	—	—		114,582
Industrials	46,799	—	—		46,799
Information Technology	55,978	—	—		55,978
Materials	12,473	—	—		12,473
Telecommunication Services	18,129	—	—		18,129
Utilities	18,334	—	—		18,334

Total Common Stocks	737,798	—	—		737,798

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	15,960	—	—		15,960

Total Investments in Securities	$753,758	$—	$—	(c)	$753,758

U.S . Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$2,034,372	$—	$—		$2,034,372
Consumer Staples	626,218	—	—		626,218
Energy	885,278	—	—		885,278
Financials	2,120,220	—	—		2,120,220
Health Care	2,112,112	—	—		2,112,112
Industrials	1,127,270	—	—		1,127,270
Information Technology	2,733,023	—	—		2,733,023
Materials	397,607	—	—		397,607
Telecommunication Services	149,408	—	—		149,408
Utilities	317,926	—	—		317,926

Total Common Stocks	12,503,434	—	—		12,503,434

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	113,376	—	—		113,376

Total Investments in Securities	$12,616,810	$—	—	(c)	$12,616,810

Depreciation in Other Financial Instruments
Futures Contracts	$(703)	$—	$—		$(703)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2015.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2015, the Funds had no investments in restricted securities.

The following are the values and percentages of net assets of securities deemed to be illiquid as of June 30, 2015 (amounts in thousands):

	Value		Percentage
Large Cap Value Fund	$—	(a)	—%
U.S. Equity Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$76,543	$2,707	$67,942
Ending Notional Balance Long	46,224	1,849	44,786

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Options — Hedged Equity Fund purchases and sells (“writes”) put and call options on indices and exchange-traded funds to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted in the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended June 30, 2015 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2014	50	$37
Options written	7,902	11,487
Options expired	(4,581)	(5,124)
Options closed	(1,415)	(3,081)

Options outstanding at June 30, 2015	1,956	$3,319

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2015:

Exchange-Traded Options:
Average Number of Contracts Purchased	574
Average Number of Contracts Written	1,148
Ending Number of Contracts Purchased	978
Ending Number of Contracts Written	1,956

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Offering and Organization Costs — Total offering costs of $105,370 paid in connection with the offering of shares of Hedged Equity Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Disciplined Equity Fund	$—	$(1,393)	$1,393
Dynamic Growth Fund	(1,035)	1,017	18
Equity Income Fund	—	— (a)	— (a)
Growth and Income Fund	—	(270)	270
Hedged Equity Fund	— (a)	(68)	68
Large Cap Growth Fund	(36,605)	36,639	(34)
Large Cap Value Fund	—	139	(139)
U.S. Equity Fund	47,154	(2,045)	(45,109)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to net operating losses, investments in real estate investment trusts, non-taxable dividends, redesignation of distributions and redemption in-kind.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Focus Fund	0.25	n/a	0.75	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Hedged Equity Fund	0.25	n/a	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$37	$1
Dynamic Growth Fund	83	10
Equity Focus Fund	2	—
Equity Income Fund	1,130	8
Growth and Income Fund	47	—	(a)
Hedged Equity Fund	4	—	(a)
Large Cap Growth Fund	271	2
Large Cap Value Fund	10	—	(a)
U.S. Equity Fund	229	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Hedged Equity Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6		Institutional Class		Select Class
Disciplined Equity Fund	0.85%		n/a		n/a		n/a		n/a		0.35%		0.45%		0.60%
Dynamic Growth Fund	1.19	*	n/a		1.69	%*	n/a		0.74	%*	n/a		n/a		0.94	*
Equity Focus Fund	1.25		n/a		1.75		n/a		n/a		n/a		n/a		1.00
Equity Income Fund	1.04		1.54%		1.54		1.29%		0.59		0.54		n/a		0.79
Growth and Income Fund	1.30		1.80		1.80		n/a		n/a		n/a		n/a		0.90
Hedged Equity Fund	0.85		n/a		1.35		n/a		0.40		0.35		n/a		0.60
Large Cap Growth Fund	1.05	**	1.55	**	1.55	**	1.30	**	0.70	**	0.65	**	n/a		0.90	**
Large Cap Value Fund	0.93		1.45		1.45		1.20		0.60		0.55		n/a		0.80
U.S. Equity Fund	0.94	+	1.44	+	1.44	+	1.19	+	0.56	+	0.51	+	0.61	+	0.76	+

*	Prior to October 31, 2014, the expense limitation for Dynamic Growth Fund Class A, Class C, Class R5 and Select Class Shares was 1.25%, 1.75%, 0.80% and 1.00%, respectively.
**	Prior to October 31, 2014, the expense limitation for Large Cap Growth Fund Class A , Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares was 1.10%, 1.60%, 1.60%, 1.35%, 0.75%, 0.70% and 0.95%, respectively.
+	Prior to October 31, 2014, the expense limitation for U.S. Equity Fund Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares was 0.97%, 1.47%, 1.47%, 1.22%, 0.59%, 0.54%, 0.64% and 0.79%, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015 except for Class B Shares which are no longer operating.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total		Contractual Reimbursements
Disciplined Equity Fund	$174	$143	$745		1,062		$15
Dynamic Growth Fund	103	70	53		226		4
Equity Focus Fund	57	39	1		97		—
Equity Income Fund	127	59	2,053		2,239		52
Growth and Income Fund	—	—	—(a	)	—(a	)	—
Hedged Equity Fund	189	76	55		320		79
Large Cap Growth Fund	71	—	8,989		9,060		88
Large Cap Value Fund	4	—	131		135		—	(a)
U.S. Equity Fund	428	170	4,500		5,098		91

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2015 were as follows (amounts in thousands):

Disciplined Equity Fund	$200
Equity Focus Fund	6
Equity Income Fund	334
Growth and Income Fund	17
Hedged Equity Fund	4
Large Cap Growth Fund	484
Large Cap Value Fund	21
U.S. Equity Fund	338

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, U.S. Equity Fund incurred less than $1,000 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$11,202,670	$8,147,685
Dynamic Growth Fund	248,263	222,197
Equity Focus Fund	44,860	39,633
Equity Income Fund	4,217,454	1,915,464
Growth and Income Fund	200,928	185,980
Hedged Equity Fund	237,138	48,775
Large Cap Growth Fund	2,808,197	4,725,285
Large Cap Value Fund	1,133,423	1,265,158
U.S. Equity Fund	11,349,495	9,395,928

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$7,323,937	$773,833	$213,628	$560,205
Dynamic Growth Fund	267,381	74,513	4,884	69,629
Equity Focus Fund	76,259	9,846	2,648	7,198
Equity Income Fund	8,563,011	1,854,889	177,263	1,677,626
Growth and Income Fund	348,668	157,259	7,506	149,753
Hedged Equity Fund	200,436	13,517	6,585	6,932

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth Fund	$9,889,533	$5,789,386	$125,955	$5,663,431
Large Cap Value Fund	650,607	120,060	16,909	103,151
U.S. Equity Fund	9,578,175	3,206,004	167,369	3,038,635

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$293,140	$113,280	$406,420
Dynamic Growth Fund	—	4,785	4,785
Equity Focus Fund	350	264	614
Equity Income Fund	191,946	154,753	346,699
Growth and Income Fund	5,982	10,291	16,273
Hedged Equity Fund	1,387	—	1,387
Large Cap Growth Fund	—	273,298	273,298
Large Cap Value Fund	68,008	67,495	135,503
U.S. Equity Fund	419,265	666,036	1,085,301

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Disciplined Equity Fund	$157,171	$57,907	$—	$215,078
Equity Focus Fund	70	196	—	266
Equity Income Fund	131,296	76,655	—	207,951
Growth and Income Fund	4,880	—	—	4,880
Hedged Equity Fund	27	—	22	49
Large Cap Value Fund	14,998	20,459	—	35,457
U.S. Equity Fund	374,644	346,308	—	720,952

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$189,030	$154,430	$—	$560,205
Dynamic Growth Fund	—	5,546	—	69,629
Equity Focus Fund	713	1,305	—	7,198
Equity Income Fund	1,568	81,212	—	1,677,626
Growth and Income Fund	1,900	18,310	—	149,753
Hedged Equity Fund	44	—	(1,479)	6,901
Large Cap Growth Fund	—	675,953	—	5,663,431
Large Cap Value Fund	21,216	47,966	(3,275)	103,151
U.S. Equity Fund	84,286	376,149	—	3,038,635

For the Funds, the cumulative timing differences primarily consist of investments in partnerships, late year ordinary loss deferrals, post October capital loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2015, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	Total
Large Cap Value Fund	$3,275	$3,275

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

As of June 30, 2015, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment net capital loss
	Short-Term	Long-Term
Hedged Equity Fund	$216	$1,263

During the year ended June 30, 2015, the following Funds utilized pre-enactment capital loss carryforwards as follows (amounts in thousands):

Growth and Income Fund	$1,890
Large Cap Value Fund	1,637

Net capital losses and other late year losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2015 net capital losses and other late year loss of (amounts in thousands):

	Net capital loss
	Short-Term	Long-Term	Other late year loss
Dynamic Growth Fund	$5,126	$—	$603
Equity Income Fund	17,413	—	—
Hedged Equity Fund	—	341	—
Large Cap Growth Fund	52,266	—	233

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015. Average borrowings from the Facility for the year ended June 30, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Value Fund	$9,255	0.23%	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Equity Focus Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund.

As of June 30, 2015, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

As of June 30, 2015, the Adviser owns a significant portion of Hedged Equity Fund’s outstanding shares.

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	71.4%
Dynamic Growth Fund	69.1%	n/a
Large Cap Value Fund	82.2	n/a

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Additionally, Dynamic Growth Fund, Hedged Equity Fund and Large Cap Growth Fund each have a shareholder or shareholders, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of each Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Business Combinations

In March 2013, the Board of Directors of JPMorgan Value Opportunities Fund, Inc. and the Board of JPM II approved management’s proposal to merge JPMorgan Value Opportunities Fund, Inc. (the “Target Fund”) into JPMorgan Large Cap Value Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on October 10, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 18, 2013. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B and Class C shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Institutional Class shareholders of the Target Fund received shares of Class R5 in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $48,185,000 and identified cost of approximately $43,339,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 18th, 2013 the Target Fund had pre-enactment net capital loss carryforwards of approximately $7,694,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Value Opportunities Fund				$4,846
Class A	2,219	$42,595	$19.19
Class B	57	1,079	19.02
Class C	168	3,188	18.99
Institutional Class	114	2,180	19.16

Acquiring Fund
Large Cap Value Fund				149,358
Class A	2,698	39,656	14.70
Class B	85	1,229	14.48
Class C	405	5,821	14.37
Class R2	29	430	14.65
Class R5	1,440	21,053	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Post Reorganization
Large Cap Value Fund				154,204
Class A	5,596	82,251	14.70
Class B	159	2,308	14.48
Class C	627	9,009	14.37
Class R2	29	430	14.65
Class R5	1,589	23,233	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Acquiring Fund in an amount sufficient to offset costs incurred by the Acquiring Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Target Fund assets associated with the reorganization.

9. Redemption in-kind

During the year ended June 30, 2015, a Select Class shareholder sold its shares of U.S. Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of close of business on the date and at the market value listed below (amounts in thousands):

March 23, 2015	Value		Realized Gains (Losses)	Type
Select Class	$1,011,282	*	$54,362	Redemption in-kind

*	This amount includes cash of approximately $15,300,000 associated with the redemption in-kind.

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	107

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	109

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015 and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,023.00	$4.26	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,025.60	1.76	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Institutional Class
Actual	1,000.00	1,025.20	2.26	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Select Class
Actual	1,000.00	1,024.00	3.01	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,052.30	6.06	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class C
Actual	1,000.00	1,049.50	8.59	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class R5
Actual	1,000.00	1,054.70	3.77	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,053.90	4.79	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	111

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,022.30	$6.22	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,019.70	8.71	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Select Class
Actual	1,000.00	1,023.80	4.97	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Equity Income Fund
Class A
Actual	1,000.00	986.10	5.12	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	984.00	7.58	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R2
Actual	1,000.00	985.20	6.35	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R5
Actual	1,000.00	989.20	2.91	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	989.60	2.47	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Select Class
Actual	1,000.00	987.50	3.89	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

Growth and Income Fund
Class A
Actual	1,000.00	991.40	5.28	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class C
Actual	1,000.00	988.50	7.99	1.62
Hypothetical	1,000.00	1,016.76	8.10	1.62
Select Class
Actual	1,000.00	992.30	4.30	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87

Hedged Equity Fund
Class A
Actual	1,000.00	1,005.80	4.23	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,003.00	6.70	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class R5
Actual	1,000.00	1,007.90	1.99	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	1,008.70	1.74	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Select Class
Actual	1,000.00	1,005.70	2.98	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,066.30	$5.38	1.05%
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	1,063.80	7.93	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R2
Actual	1,000.00	1,064.60	6.65	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	1,067.90	3.54	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R6
Actual	1,000.00	1,068.70	3.03	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Select Class
Actual	1,000.00	1,067.10	4.56	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Large Cap Value Fund
Class A
Actual	1,000.00	1,011.30	4.64	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,008.40	7.22	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R2
Actual	1,000.00	1,009.70	5.98	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R5
Actual	1,000.00	1,012.50	2.89	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R6
Actual	1,000.00	1,012.90	2.65	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Select Class
Actual	1,000.00	1,011.60	3.79	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76

U.S. Equity Fund
Class A
Actual	1,000.00	1,019.80	4.71	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,017.20	7.20	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R2
Actual	1,000.00	1,018.70	5.96	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	1,021.70	2.81	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R6
Actual	1,000.00	1,022.70	2.51	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund (continued)
Institutional Class
Actual	$1,000.00	$1,021.50	$3.06	0.61%
Hypothetical	1,000.00	1,021.77	3.06	0.61
Select Class
Actual	1,000.00	1,021.10	3.81	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
Disciplined Equity Fund	24.23%
Equity Focus Fund	95.25
Equity Income Fund	100.00
Growth and Income Fund	100.00
Hedged Equity Fund	100.00
Large Cap Value Fund	34.13
U.S. Equity Fund	64.45

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Disciplined Equity Fund	$113,280
Dynamic Growth Fund	4,785
Equity Focus Fund	264
Equity Income Fund	154,753
Growth and Income Fund	10,291
Large Cap Growth Fund	273,298
Large Cap Value Fund	67,495
U.S. Equity Fund	666,036

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$96,292
Equity Focus Fund	350
Equity Income Fund	191,946
Growth and Income Fund	5,982
Hedged Equity Fund	1,387
Large Cap Value Fund	16,738
U.S. Equity Fund	232,024

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	115

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-LCE-615

Annual Report

J.P. Morgan Equity Funds

June 30, 2015

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

Dear Shareholder,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	1

CEO’S LETTER

and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.19%
S&P 500 Index	7.42%

Net Assets as of 6/30/2015 (In Thousands)	$1,892,906

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)*** (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) performed largely in line with the Benchmark for the twelve months ended June 30, 2015. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

U.S. equity markets performed strongly in the second half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at record highs several times but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928. The S&P 500 Index returned 7.42% for the twelve months ended June 30, 2015.

Overall, large cap stocks slightly outperformed small cap stocks, while growth stocks outperformed value stocks during the reporting period. For the twelve month reporting period, the Russell 2000 Index returned 6.49% compared with a 7.37% return for the Russell 1000 Index.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.9%
2.	Microsoft Corp.	1.9
3.	Exxon Mobil Corp.	1.9
4.	Johnson & Johnson	1.5
5.	General Electric Co.	1.5
6.	Wells Fargo & Co.	1.4
7.	JPMorgan Chase & Co.	1.4
8.	Berkshire Hathaway, Inc., Class B	1.4
9.	Procter & Gamble Co. (The)	1.2
10.	Pfizer, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	19.6%
Financials	16.4
Health Care	15.4
Consumer Discretionary	12.7
Industrials	10.1
Consumer Staples	9.3
Energy	7.8
Materials	3.2
Utilities	2.8
Telecommunication Services	2.2
Short-Term Investment	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		6.94%	16.81%	7.44%
With Sales Charge*		1.34	15.55	6.86
CLASS C SHARES	November 4, 1997
Without CDSC		6.15	15.92	6.64
With CDSC**		5.15	15.92	6.64
SELECT CLASS SHARES	July 2, 1991	7.19	17.09	7.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment manage-

ment fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.26%
S&P 1000 Index	6.51%

Net Assets as of 6/30/2015 (In Thousands)	$1,347,325

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Standard & Poor’s 1000 Index (“S&P 1000 Index”)*** (the “Benchmark”) for the twelve months ended June 30, 2015.

U.S. equity markets performed strongly in the second half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at record highs several times but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928. The Standard & Poor’s 500 Index returned 7.42% for the twelve months ended June 30, 2015.

Overall, large cap stocks slightly outperformed small cap stocks, while growth stocks outperformed value stocks during the reporting period. For the twelve month reporting period, the Russell 2000 Index returned 6.49% compared with a 7.37% return for the Russell 1000 Index.

The Fund’s security selection in the pharmaceutical and insurance sectors was a leading contributor to performance relative to the Benchmark, while security selection in the software & services sector and the energy sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Skyworks Solutions

Inc., Momenta Pharmaceuticals Inc. and Centene Corp. Shares of Skyworks, a producer of radio frequency semiconductors, rose on increased demand for its products from smartphone makers, particularly Apple Inc. Shares of Momenta, a maker of generic drugs to treat cancer and auto-immune diseases, rose after the company won regulatory and then legal approval to market a generic version of a top-selling multiple sclerosis drug. Shares of Centene, a provider of managed health care, rose on better-than-expected results and investor speculation that it could become takeover target.

Leading individual detractors from relative performance included the Fund’s underweight position in Dresser-Rand Group Inc. and its overweight positions in Rovi Corp. and U.S. Steel Corp. Shares of Dresser-Rand, a provider of industrial equipment that was not held by the Fund, rose after European regulators approved the company’s $6.6 billion acquisition by Siemens AG. Shares of U.S. Steel, a maker of steel and related products, declined amid falling demand from the energy sector for pipe line.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely track the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and momentum, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving momentum and underweighted what they believed were expensive stocks with deteriorating momentum, based on their bottom-up approach to stock selection. In addition, the Fund may modestly overweight or underweight the sectors and industries within the Benchmark.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Hologic, Inc.	0.9%
2.	Qorvo, Inc.	0.9
3.	Jarden Corp.	0.7
4.	Jones Lang LaSalle, Inc.	0.7
5.	Synopsys, Inc.	0.7
6.	Centene Corp.	0.7
7.	Rock-Tenn Co., Class A	0.7
8.	Momenta Pharmaceuticals, Inc.	0.7
9.	Everest Re Group Ltd., (Bermuda)	0.7
10.	SEI Investments Co.	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Financials	22.7%
Information Technology	16.5
Industrials	15.3
Consumer Discretionary	13.4
Health Care	10.4
Materials	6.6
Energy	4.1
Utilities	3.9
Consumer Staples	3.4
Telecommunication Services	0.5
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
Without Sales Charge		6.90%	17.73%	9.06%
With Sales Charge*		1.27	16.46	8.47
CLASS C SHARES	March 22, 1999
Without CDSC		6.25	16.93	8.29
With CDSC**		5.25	16.93	8.29
CLASS R2 SHARES	November 3, 2008	6.75	17.40	8.71
SELECT CLASS SHARES	July 31, 1998	7.26	18.05	9.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within the small cap and mid cap categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.4%
	Consumer Discretionary — 12.7%
	Auto Components — 0.4%
23	BorgWarner, Inc.	1,327
30	Delphi Automotive plc, (United Kingdom)	2,535
28	Goodyear Tire & Rubber Co. (The)	839
68	Johnson Controls, Inc.	3,346

		8,047

	Automobiles — 0.6%
410	Ford Motor Co.	6,156
139	General Motors Co.	4,643
22	Harley-Davidson, Inc.	1,215

		12,014

	Distributors — 0.1%
16	Genuine Parts Co.	1,406

	Diversified Consumer Services — 0.0% (g)
28	H&R Block, Inc.	842

	Hotels, Restaurants & Leisure — 1.8%
47	Carnival Corp.	2,298
3	Chipotle Mexican Grill, Inc. (a)	1,938
13	Darden Restaurants, Inc.	922
21	Marriott International, Inc., Class A	1,583
99	McDonald’s Corp.	9,402
17	Royal Caribbean Cruises Ltd.	1,339
155	Starbucks Corp.	8,300
18	Starwood Hotels & Resorts Worldwide, Inc.	1,430
12	Wyndham Worldwide Corp.	1,014
8	Wynn Resorts Ltd.	830
45	Yum! Brands, Inc.	4,019

		33,075

	Household Durables — 0.5%
34	D.R. Horton, Inc.	942
12	Garmin Ltd., (Switzerland)	546
7	Harman International Industries, Inc.	873
14	Leggett & Platt, Inc.	692
18	Lennar Corp., Class A	940
6	Mohawk Industries, Inc. (a)	1,224
28	Newell Rubbermaid, Inc.	1,140
34	PulteGroup, Inc.	682
8	Whirlpool Corp.	1,404

		8,443

	Internet & Catalog Retail — 1.6%
39	Amazon.com, Inc. (a)	17,102
10	Expedia, Inc.	1,125
6	Netflix, Inc. (a)	4,109

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet & Catalog Retail — continued
5		Priceline Group, Inc. (The) (a)	6,159
12		TripAdvisor, Inc. (a)	1,006

			29,501

		Leisure Products — 0.1%
12		Hasbro, Inc.	864
35		Mattel, Inc.	897

			1,761

		Media — 3.6%
23		Cablevision Systems Corp., Class A	544
47		CBS Corp. (Non-Voting), Class B	2,593
259		Comcast Corp., Class A	15,596
52		DIRECTV (a)	4,814
15		Discovery Communications, Inc., Class A (a)	512
27		Discovery Communications, Inc., Class C (a)	837
—	(h)	Gannett Co., Inc. (a)	—	(h)
43		Interpublic Group of Cos., Inc. (The)	821
52		News Corp., Class A (a)	754
25		Omnicom Group, Inc.	1,751
10		Scripps Networks Interactive, Inc., Class A	641
23		TEGNA, Inc.	751
29		Time Warner Cable, Inc.	5,196
85		Time Warner, Inc.	7,437
183		Twenty-First Century Fox, Inc., Class A	5,941
37		Viacom, Inc., Class B	2,383
161		Walt Disney Co. (The)	18,383

			68,954

		Multiline Retail — 0.8%
31		Dollar General Corp.	2,383
21		Dollar Tree, Inc. (a)	1,680
10		Family Dollar Stores, Inc.	782
20		Kohl’s Corp.	1,278
35		Macy’s, Inc.	2,342
15		Nordstrom, Inc.	1,084
66		Target Corp.	5,377

			14,926

		Specialty Retail — 2.3%
8		AutoNation, Inc. (a)	489
3		AutoZone, Inc. (a)	2,183
18		Bed Bath & Beyond, Inc. (a)	1,219
30		Best Buy Co., Inc.	985
22		CarMax, Inc. (a)	1,429
11		GameStop Corp., Class A	473
27		Gap, Inc. (The)	1,036
134		Home Depot, Inc. (The)	14,894

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Specialty Retail — continued
25	L Brands, Inc.	2,169
96	Lowe’s Cos., Inc.	6,444
10	O’Reilly Automotive, Inc. (a)	2,355
43	Ross Stores, Inc.	2,075
66	Staples, Inc.	1,012
12	Tiffany & Co.	1,064
70	TJX Cos., Inc. (The)	4,645
14	Tractor Supply Co.	1,266
10	Urban Outfitters, Inc. (a)	352

		44,090

	Textiles, Apparel & Luxury Goods — 0.9%
29	Coach, Inc.	987
4	Fossil Group, Inc. (a)	308
41	Hanesbrands, Inc.	1,381
21	Michael Kors Holdings Ltd., (United Kingdom) (a)	863
72	NIKE, Inc., Class B	7,761
9	PVH Corp.	983
6	Ralph Lauren Corp.	825
17	Under Armour, Inc., Class A (a)	1,447
35	V.F. Corp.	2,446

		17,001

	Total Consumer Discretionary	240,060

	Consumer Staples — 9.3%
	Beverages — 2.1%
16	Brown-Forman Corp., Class B	1,611
405	Coca-Cola Co. (The)	15,878
22	Coca-Cola Enterprises, Inc.	961
17	Constellation Brands, Inc., Class A	2,028
20	Dr. Pepper Snapple Group, Inc.	1,442
16	Molson Coors Brewing Co., Class B	1,150
15	Monster Beverage Corp. (a)	2,023
152	PepsiCo, Inc.	14,214

		39,307

	Food & Staples Retailing — 2.4%
45	Costco Wholesale Corp.	6,124
116	CVS Health Corp.	12,210
51	Kroger Co. (The)	3,667
61	Sysco Corp.	2,212
90	Walgreens Boots Alliance, Inc.	7,602
163	Wal-Mart Stores, Inc.	11,548
37	Whole Foods Market, Inc.	1,458

		44,821

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.6%
64	Archer-Daniels-Midland Co. (m)	3,087
18	Campbell Soup Co.	874
44	ConAgra Foods, Inc.	1,926
62	General Mills, Inc.	3,427
15	Hershey Co. (The)	1,345
14	Hormel Foods Corp.	784
10	JM Smucker Co. (The)	1,084
26	Kellogg Co.	1,621
12	Keurig Green Mountain, Inc.	913
61	Kraft Foods Group, Inc.	5,203
13	McCormick & Co., Inc. (Non-Voting)	1,067
21	Mead Johnson Nutrition Co.	1,885
168	Mondelez International, Inc., Class A	6,904
30	Tyson Foods, Inc., Class A	1,283

		31,403

	Household Products — 1.7%
14	Clorox Co. (The)	1,408
88	Colgate-Palmolive Co.	5,738
38	Kimberly-Clark Corp.	3,981
280	Procter & Gamble Co. (The)	21,900

		33,027

	Personal Products — 0.1%
23	Estee Lauder Cos., Inc. (The), Class A	1,996

	Tobacco — 1.4%
203	Altria Group, Inc.	9,924
160	Philip Morris International, Inc.	12,813
43	Reynolds American, Inc.	3,202

		25,939

	Total Consumer Staples	176,493

	Energy — 7.8%
	Energy Equipment & Services — 1.3%
45	Baker Hughes, Inc.	2,767
20	Cameron International Corp. (a)	1,034
7	Diamond Offshore Drilling, Inc.	179
24	Ensco plc, (United Kingdom), Class A	539
24	FMC Technologies, Inc. (a)	989
88	Halliburton Co.	3,781
11	Helmerich & Payne, Inc.	782
40	National Oilwell Varco, Inc.	1,932
25	Noble Corp. plc, (United Kingdom)	384
131	Schlumberger Ltd.	11,291
35	Transocean Ltd., (Switzerland)	568

		24,246

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — 6.5%
52	Anadarko Petroleum Corp.	4,091
39	Apache Corp.	2,242
43	Cabot Oil & Gas Corp.	1,346
53	Chesapeake Energy Corp.	596
194	Chevron Corp.	18,717
10	Cimarex Energy Co.	1,066
127	ConocoPhillips	7,812
24	CONSOL Energy, Inc.	513
40	Devon Energy Corp.	2,372
57	EOG Resources, Inc.	4,958
16	EQT Corp.	1,278
431	Exxon Mobil Corp.	35,891
25	Hess Corp. (m)	1,686
179	Kinder Morgan, Inc.	6,870
70	Marathon Oil Corp.	1,848
56	Marathon Petroleum Corp.	2,932
17	Murphy Oil Corp.	717
17	Newfield Exploration Co. (a)	607
40	Noble Energy, Inc.	1,704
79	Occidental Petroleum Corp.	6,163
22	ONEOK, Inc.	850
56	Phillips 66	4,508
15	Pioneer Natural Resources Co.	2,136
17	Range Resources Corp.	848
40	Southwestern Energy Co. (a)	908
69	Spectra Energy Corp.	2,258
13	Tesoro Corp.	1,097
52	Valero Energy Corp.	3,285
70	Williams Cos., Inc. (The)	3,992

		123,291

	Total Energy	147,537

	Financials — 16.4%
	Banks — 6.2%
1,084	Bank of America Corp.	18,442
75	BB&T Corp.	3,040
313	Citigroup, Inc.	17,292
18	Comerica, Inc.	943
84	Fifth Third Bancorp	1,740
83	Huntington Bancshares, Inc.	943
383	JPMorgan Chase & Co. (q)	25,944
88	KeyCorp	1,315
14	M&T Bank Corp.	1,714
32	People’s United Financial, Inc.	517
53	PNC Financial Services Group, Inc. (The)	5,111
138	Regions Financial Corp.	1,433

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
53	SunTrust Banks, Inc.	2,291
183	U.S. Bancorp	7,939
483	Wells Fargo & Co.	27,189
21	Zions Bancorporation	665

		116,518

	Capital Markets — 2.3%
6	Affiliated Managers Group, Inc. (a)	1,234
19	Ameriprise Financial, Inc.	2,338
116	Bank of New York Mellon Corp. (The)	4,856
13	BlackRock, Inc.	4,533
119	Charles Schwab Corp. (The)	3,894
30	E*TRADE Financial Corp. (a)	896
40	Franklin Resources, Inc.	1,973
41	Goldman Sachs Group, Inc. (The)	8,655
44	Invesco Ltd.	1,666
10	Legg Mason, Inc.	519
159	Morgan Stanley	6,150
23	Northern Trust Corp.	1,730
42	State Street Corp.	3,270
27	T. Rowe Price Group, Inc.	2,107

		43,821

	Consumer Finance — 0.8%
90	American Express Co. (m)	7,005
56	Capital One Financial Corp.	4,959
46	Discover Financial Services	2,631
40	Navient Corp.	731

		15,326

	Diversified Financial Services — 2.0%
188	Berkshire Hathaway, Inc., Class B (a)	25,611
33	CME Group, Inc.	3,046
12	Intercontinental Exchange, Inc.	2,578
33	Leucadia National Corp.	790
28	McGraw Hill Financial, Inc.	2,837
18	Moody’s Corp.	1,982
12	NASDAQ OMX Group, Inc. (The)	596

		37,440

	Insurance — 2.7%
34	ACE Ltd., (Switzerland)	3,426
45	Aflac, Inc. (m)	2,784
42	Allstate Corp. (The)	2,737
138	American International Group, Inc. (m)	8,505
29	Aon plc, (United Kingdom)	2,897
7	Assurant, Inc.	470
24	Chubb Corp. (The)	2,255

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
15	Cincinnati Financial Corp.	766
51	Genworth Financial, Inc., Class A (a)	389
43	Hartford Financial Services Group, Inc. (The)	1,801
26	Lincoln National Corp.	1,546
31	Loews Corp.	1,180
56	Marsh & McLennan Cos., Inc.	3,150
115	MetLife, Inc.	6,446
28	Principal Financial Group, Inc.	1,450
55	Progressive Corp. (The)	1,533
47	Prudential Financial, Inc.	4,090
13	Torchmark Corp.	758
33	Travelers Cos., Inc. (The)	3,178
26	Unum Group	920
32	XL Group plc, (Ireland)	1,177

		51,458

	Real Estate Investment Trusts (REITs) — 2.3%
44	American Tower Corp. (m)	4,072
16	Apartment Investment & Management Co., Class A (m)	595
14	AvalonBay Communities, Inc. (m)	2,180
16	Boston Properties, Inc. (m)	1,916
35	Crown Castle International Corp. (m)	2,796
38	Equity Residential (m)	2,635
7	Essex Property Trust, Inc. (m)	1,433
65	General Growth Properties, Inc. (m)	1,666
48	HCP, Inc. (m)	1,737
36	Health Care REIT, Inc. (m)	2,377
78	Host Hotels & Resorts, Inc. (m)	1,550
19	Iron Mountain, Inc.	599
43	Kimco Realty Corp. (m)	960
15	Macerich Co. (The) (m)	1,084
18	Plum Creek Timber Co., Inc. (m)	735
54	Prologis, Inc. (m)	2,006
15	Public Storage (m)	2,763
24	Realty Income Corp. (m)	1,065
32	Simon Property Group, Inc. (m)	5,557
10	SL Green Realty Corp. (m)	1,129
34	Ventas, Inc. (m)	2,120
18	Vornado Realty Trust (m)	1,715
53	Weyerhaeuser Co. (m)	1,683

		44,373

	Real Estate Management & Development — 0.1%
29	CBRE Group, Inc., Class A (a)	1,068

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.0% (g)
50	Hudson City Bancorp, Inc.	491

	Total Financials	310,495

	Health Care — 15.3%
	Biotechnology — 3.2%
23	Alexion Pharmaceuticals, Inc. (a)	4,176
78	Amgen, Inc.	12,043
24	Biogen, Inc. (a)	9,803
82	Celgene Corp. (a)	9,471
152	Gilead Sciences, Inc.	17,752
8	Regeneron Pharmaceuticals, Inc. (a)	3,968
25	Vertex Pharmaceuticals, Inc. (a)	3,105

		60,318

	Health Care Equipment & Supplies — 2.2%
154	Abbott Laboratories (m)	7,539
56	Baxter International, Inc.	3,927
22	Becton, Dickinson and Co. (m)	3,060
138	Boston Scientific Corp. (a)	2,448
8	C.R. Bard, Inc.	1,308
14	DENTSPLY International, Inc.	744
11	Edwards Lifesciences Corp. (a)	1,580
4	Intuitive Surgical, Inc. (a)	1,842
147	Medtronic plc, (Ireland)	10,895
29	St. Jude Medical, Inc.	2,112
31	Stryker Corp.	2,948
10	Varian Medical Systems, Inc. (a)	868
18	Zimmer Biomet Holdings, Inc.	1,920

		41,191

	Health Care Providers & Services — 2.9%
36	Aetna, Inc.	4,592
22	AmerisourceBergen Corp.	2,290
27	Anthem, Inc.	4,480
34	Cardinal Health, Inc.	2,855
27	Cigna Corp.	4,301
18	DaVita HealthCare Partners, Inc. (a)	1,410
75	Express Scripts Holding Co. (a)	6,692
30	HCA Holdings, Inc. (a)	2,715
9	Henry Schein, Inc. (a)	1,226
15	Humana, Inc.	2,956
10	Laboratory Corp. of America Holdings (a)	1,256
24	McKesson Corp.	5,371
9	Patterson Cos., Inc.	430
15	Quest Diagnostics, Inc.	1,075
10	Tenet Healthcare Corp. (a)	592
98	UnitedHealth Group, Inc.	11,982

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
9	Universal Health Services, Inc., Class B	1,336

		55,559

	Health Care Technology — 0.1%
32	Cerner Corp. (a)	2,182

	Life Sciences Tools & Services — 0.4%
34	Agilent Technologies, Inc.	1,326
12	PerkinElmer, Inc.	615
41	Thermo Fisher Scientific, Inc.	5,329
9	Waters Corp. (a)	1,095

		8,365

	Pharmaceuticals — 6.5%
177	AbbVie, Inc.	11,921
40	Allergan plc, (Ireland) (a)	12,287
172	Bristol-Myers Squibb Co.	11,444
101	Eli Lilly & Co.	8,412
21	Endo International plc, (Ireland) (a)	1,666
18	Hospira, Inc. (a)	1,581
286	Johnson & Johnson	27,884
12	Mallinckrodt plc (a)	1,421
291	Merck & Co., Inc.	16,594
42	Mylan N.V. (a)	2,882
15	Perrigo Co. plc, (Ireland)	2,789
635	Pfizer, Inc.	21,302
52	Zoetis, Inc.	2,487

		122,670

	Total Health Care	290,285

	Industrials — 10.1%
	Aerospace & Defense — 2.6%
66	Boeing Co. (The)	9,204
32	General Dynamics Corp.	4,565
81	Honeywell International, Inc. (m)	8,224
8	L-3 Communications Holdings, Inc.	963
28	Lockheed Martin Corp.	5,132
20	Northrop Grumman Corp.	3,172
14	Precision Castparts Corp.	2,851
31	Raytheon Co.	3,012
14	Rockwell Collins, Inc.	1,260
29	Textron, Inc.	1,279
85	United Technologies Corp.	9,475

		49,137

	Air Freight & Logistics — 0.7%
15	C.H. Robinson Worldwide, Inc.	939
20	Expeditors International of Washington, Inc.	910

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — continued
27	FedEx Corp.	4,634
72	United Parcel Service, Inc., Class B	6,939

		13,422

	Airlines — 0.5%
71	American Airlines Group, Inc. (m)	2,854
85	Delta Air Lines, Inc.	3,481
69	Southwest Airlines Co.	2,282

		8,617

	Building Products — 0.1%
10	Allegion plc, (Ireland)	594
36	Masco Corp.	956

		1,550

	Commercial Services & Supplies — 0.4%
18	ADT Corp. (The)	593
10	Cintas Corp.	829
21	Pitney Bowes, Inc.	433
26	Republic Services, Inc.	1,008
9	Stericycle, Inc. (a)	1,175
43	Tyco International plc	1,672
44	Waste Management, Inc.	2,036

		7,746

	Construction & Engineering — 0.1%
15	Fluor Corp.	807
13	Jacobs Engineering Group, Inc. (a)	526
22	Quanta Services, Inc. (a)	630

		1,963

	Electrical Equipment — 0.5%
25	AMETEK, Inc.	1,365
48	Eaton Corp. plc	3,252
69	Emerson Electric Co.	3,822
14	Rockwell Automation, Inc.	1,731

		10,170

	Industrial Conglomerates — 2.4%
65	3M Co.	10,098
64	Danaher Corp.	5,438
1,040	General Electric Co. (k)	27,621
10	Roper Technologies, Inc.	1,789

		44,946

	Machinery — 1.5%
62	Caterpillar, Inc.	5,283
17	Cummins, Inc.	2,270
34	Deere & Co.	3,343

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Machinery — continued
17	Dover Corp.	1,161
14	Flowserve Corp.	732
35	Illinois Tool Works, Inc.	3,203
27	Ingersoll-Rand plc	1,841
10	Joy Global, Inc.	364
37	PACCAR, Inc.	2,336
11	Pall Corp.	1,372
14	Parker-Hannifin Corp.	1,664
19	Pentair plc, (United Kingdom)	1,274
6	Snap-on, Inc.	958
16	Stanley Black & Decker, Inc.	1,669
19	Xylem, Inc.	694

		28,164

	Professional Services — 0.2%
4	Dun & Bradstreet Corp. (The)	454
12	Equifax, Inc.	1,192
38	Nielsen N.V.	1,705
14	Robert Half International, Inc.	773

		4,124

	Road & Rail — 0.9%
102	CSX Corp.	3,328
10	J.B. Hunt Transport Services, Inc.	780
11	Kansas City Southern	1,040
31	Norfolk Southern Corp.	2,748
6	Ryder System, Inc.	480
90	Union Pacific Corp.	8,616

		16,992

	Trading Companies & Distributors — 0.2%
28	Fastenal Co.	1,183
10	United Rentals, Inc. (a)	877
6	W.W. Grainger, Inc.	1,454

		3,514

	Total Industrials	190,345

	Information Technology — 19.6%
	Communications Equipment — 1.5%
525	Cisco Systems, Inc.	14,409
7	F5 Networks, Inc. (a)	893
13	Harris Corp.	978
36	Juniper Networks, Inc.	942
19	Motorola Solutions, Inc.	1,098
168	QUALCOMM, Inc.	10,530

		28,850

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
32	Amphenol Corp., Class A	1,848
130	Corning, Inc.	2,562
14	FLIR Systems, Inc.	445
42	TE Connectivity Ltd., (Switzerland)	2,697

		7,552

	Internet Software & Services — 3.4%
18	Akamai Technologies, Inc. (a)	1,286
114	eBay, Inc. (a)	6,871
6	Equinix, Inc. (m)	1,491
217	Facebook, Inc., Class A (a)	18,637
30	Google, Inc., Class A (a)	15,947
30	Google, Inc., Class C (a)	15,414
11	VeriSign, Inc. (a)	667
90	Yahoo!, Inc. (a)	3,538

		63,851

	IT Services — 3.4%
65	Accenture plc, (Ireland), Class A	6,253
6	Alliance Data Systems Corp. (a)	1,869
48	Automatic Data Processing, Inc.	3,887
63	Cognizant Technology Solutions Corp., Class A (a)	3,848
14	Computer Sciences Corp.	932
29	Fidelity National Information Services, Inc.	1,807
24	Fiserv, Inc. (a)	2,024
94	International Business Machines Corp.	15,369
100	MasterCard, Inc., Class A	9,348
34	Paychex, Inc.	1,581
15	Teradata Corp. (a)	542
17	Total System Services, Inc.	707
199	Visa, Inc., Class A	13,392
53	Western Union Co. (The)	1,083
107	Xerox Corp.	1,139

		63,781

	Semiconductors & Semiconductor Equipment — 2.4%
31	Altera Corp.	1,591
32	Analog Devices, Inc.	2,076
127	Applied Materials, Inc.	2,442
26	Avago Technologies Ltd., (Singapore)	3,519
56	Broadcom Corp., Class A	2,889
8	First Solar, Inc. (a)	367
489	Intel Corp.	14,887
16	KLA-Tencor Corp.	927
16	Lam Research Corp.	1,329
25	Linear Technology Corp.	1,093

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
21	Microchip Technology, Inc.	990
111	Micron Technology, Inc. (a)	2,094
53	NVIDIA Corp.	1,060
15	Qorvo, Inc. (a)	1,238
20	Skyworks Solutions, Inc.	2,052
107	Texas Instruments, Inc.	5,529
27	Xilinx, Inc.	1,178

		45,261

	Software — 3.7%
49	Adobe Systems, Inc. (a)	3,972
23	Autodesk, Inc. (a)	1,176
33	CA, Inc.	957
17	Citrix Systems, Inc. (a)	1,160
32	Electronic Arts, Inc. (a)	2,134
28	Intuit, Inc.	2,866
835	Microsoft Corp.	36,849
329	Oracle Corp.	13,255
19	Red Hat, Inc. (a)	1,436
63	Salesforce.com, Inc. (a)	4,380
70	Symantec Corp.	1,633

		69,818

	Technology Hardware, Storage & Peripherals — 4.8%
594	Apple, Inc. (m)	74,551
200	EMC Corp.	5,288
186	Hewlett-Packard Co.	5,593
32	NetApp, Inc.	1,015
21	SanDisk Corp.	1,249
33	Seagate Technology plc	1,555
22	Western Digital Corp.	1,756

		91,007

	Total Information Technology	370,120

	Materials — 3.2%
	Chemicals — 2.4%
20	Air Products & Chemicals, Inc. (m)	2,729
7	Airgas, Inc.	742
24	CF Industries Holdings, Inc.	1,561
112	Dow Chemical Co. (The)	5,721
93	E.I. du Pont de Nemours & Co.	5,973
15	Eastman Chemical Co.	1,257
28	Ecolab, Inc.	3,126
14	FMC Corp.	724
8	International Flavors & Fragrances, Inc.	912
41	LyondellBasell Industries N.V., Class A	4,196
49	Monsanto Co.	5,236
32	Mosaic Co. (The)	1,500

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
28	PPG Industries, Inc.	3,218
30	Praxair, Inc.	3,556
8	Sherwin-Williams Co. (The)	2,247
12	Sigma-Aldrich Corp.	1,717

		44,415

	Construction Materials — 0.1%
6	Martin Marietta Materials, Inc.	906
14	Vulcan Materials Co.	1,149

		2,055

	Containers & Packaging — 0.3%
9	Avery Dennison Corp.	572
14	Ball Corp.	998
34	MeadWestvaco Corp.	1,627
17	Owens-Illinois, Inc. (a)	382
22	Sealed Air Corp.	1,114

		4,693

	Metals & Mining — 0.3%
126	Alcoa, Inc. (m)	1,406
11	Allegheny Technologies, Inc.	340
107	Freeport-McMoRan, Inc.	1,998
55	Newmont Mining Corp. (m)	1,275
33	Nucor Corp.	1,451

		6,470

	Paper & Forest Products — 0.1%
44	International Paper Co.	2,076

	Total Materials	59,709

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
536	AT&T, Inc.	19,031
58	CenturyLink, Inc.	1,709
119	Frontier Communications Corp.	589
30	Level 3 Communications, Inc. (a)	1,599
421	Verizon Communications, Inc. (m)	19,613

	Total Telecommunication Services	42,541

	Utilities — 2.8%
	Electric Utilities — 1.6%
51	American Electric Power Co., Inc.	2,678
71	Duke Energy Corp.	5,039
34	Edison International	1,868
19	Entergy Corp.	1,306
33	Eversource Energy	1,488
89	Exelon Corp.	2,792
44	FirstEnergy Corp.	1,417
46	NextEra Energy, Inc.	4,492

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electric Utilities — continued
26	Pepco Holdings, Inc.	703
11	Pinnacle West Capital Corp. (m)	650
69	PPL Corp.	2,031
94	Southern Co. (The)	3,926
52	Xcel Energy, Inc.	1,683

		30,073

	Gas Utilities — 0.0% (g)
12	AGL Resources, Inc.	576

	Independent Power & Renewable Electricity Producers — 0.1%
70	AES Corp.	934
34	NRG Energy, Inc.	787

		1,721

	Multi-Utilities — 1.1%
25	Ameren Corp.	943
44	CenterPoint Energy, Inc.	845
28	CMS Energy Corp.	907
30	Consolidated Edison, Inc.	1,749
61	Dominion Resources, Inc.	4,095
19	DTE Energy Co.	1,381
33	NiSource, Inc.	1,493
50	PG&E Corp.	2,432
52	Public Service Enterprise Group, Inc.	2,050
15	SCANA Corp.	747
24	Sempra Energy	2,376
24	TECO Energy, Inc.	428

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
33	WEC Energy Group, Inc.	1,465

		20,911

	Total Utilities	53,281

	Total Common Stocks (Cost $613,640)	1,880,866

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
25	Safeway, Inc., PDC CVR, expiring 01/30/17 (a) (i)	1
25	Safeway, Inc., Casa Ley CVR, expiring 01/30/18 (a) (i)	2

	Total Rights (Cost $—)	3

SHARES
Short-Term Investment — 0.5%
	Investment Company — 0.5%
9,361	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $9,361)	9,361

	Total Investments — 99.9% (Cost $623,001)	1,890,230
	Other Assets in Excess of Liabilities — 0.1%	2,676

	NET ASSETS — 100.0%	$1,892,906

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
90	E-mini S&P 500	09/18/15	USD	$9,245	$(139)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
	Consumer Discretionary — 13.4%
	Auto Components — 0.7%
242	Dana Holding Corp.	4,982
248	Gentex Corp.	4,075
5	Gentherm, Inc. (a)	275

		9,332

	Automobiles — 0.1%
25	Thor Industries, Inc.	1,432

	Distributors — 0.2%
74	LKQ Corp. (a)	2,232
89	VOXX International Corp. (a)	735

		2,967

	Diversified Consumer Services — 0.3%
12	American Public Education, Inc. (a)	296
63	Apollo Education Group, Inc. (a)	810
9	Capella Education Co.	476
2	Graham Holdings Co., Class B	2,365

		3,947

	Hotels, Restaurants & Leisure — 1.8%
50	Boyd Gaming Corp. (a)	747
41	Brinker International, Inc.	2,356
4	Buffalo Wild Wings, Inc. (a)	674
50	Cheesecake Factory, Inc. (The)	2,722
17	Cracker Barrel Old Country Store, Inc.	2,569
9	DineEquity, Inc.	844
8	Domino’s Pizza, Inc.	907
63	Jack in the Box, Inc.	5,572
16	Marriott Vacations Worldwide Corp.	1,489
8	Red Robin Gourmet Burgers, Inc. (a)	644
221	Ruth’s Hospitality Group, Inc.	3,555
41	Scientific Games Corp., Class A (a)	630
35	Texas Roadhouse, Inc.	1,308

		24,017

	Household Durables — 2.1%
18	Helen of Troy Ltd., (Bermuda) (a)	1,792
15	iRobot Corp. (a)	486
179	Jarden Corp. (a)	9,251
50	KB Home	822
30	La-Z-Boy, Inc.	782
3	NVR, Inc. (a)	3,469
26	Ryland Group, Inc. (The)	1,193
34	Tempur Sealy International, Inc. (a)	2,247
88	Toll Brothers, Inc. (a)	3,369

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — continued
26	Tupperware Brands Corp.	1,662
63	Universal Electronics, Inc. (a)	3,121

		28,194

	Internet & Catalog Retail — 0.1%
8	Blue Nile, Inc. (a)	235
18	HSN, Inc.	1,271
14	Nutrisystem, Inc.	341

		1,847

	Leisure Products — 0.5%
7	Arctic Cat, Inc.	242
54	Brunswick Corp.	2,731
41	Callaway Golf Co.	368
12	Polaris Industries, Inc.	1,804
10	Sturm Ruger & Co., Inc.	552
36	Vista Outdoor, Inc. (a)	1,599

		7,296

	Media — 1.4%
66	AMC Networks, Inc., Class A (a)	5,369
59	Cinemark Holdings, Inc.	2,350
46	E.W. Scripps Co. (The), Class A	1,061
124	Harte-Hanks, Inc.	740
27	John Wiley & Sons, Inc., Class A	1,444
187	Live Nation Entertainment, Inc. (a)	5,151
44	Meredith Corp.	2,287

		18,402

	Multiline Retail — 0.2%
33	Big Lots, Inc.	1,504
158	J.C. Penney Co., Inc. (a)	1,341

		2,845

	Specialty Retail — 5.0%
34	Aaron’s, Inc.	1,240
38	Abercrombie & Fitch Co., Class A	817
41	Advance Auto Parts, Inc.	6,512
97	American Eagle Outfitters, Inc.	1,676
23	ANN, Inc. (a)	1,131
60	Ascena Retail Group, Inc. (a)	994
23	Barnes & Noble, Inc. (a)	609
76	Big 5 Sporting Goods Corp.	1,079
25	Caleres, Inc.	785
99	Cato Corp. (The), Class A	3,832
154	Chico’s FAS, Inc.	2,568
71	Children’s Place, Inc. (The)	4,640
43	CST Brands, Inc.	1,680

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Specialty Retail — continued
118	Dick’s Sporting Goods, Inc.	6,099
30	Finish Line, Inc. (The), Class A	826
79	Foot Locker, Inc.	5,272
14	Genesco, Inc. (a)	955
13	Group 1 Automotive, Inc.	1,221
37	Guess?, Inc.	712
10	Haverty Furniture Cos., Inc.	219
8	Kirkland’s, Inc.	221
33	Lithia Motors, Inc., Class A	3,771
12	MarineMax, Inc. (a)	288
40	Murphy USA, Inc. (a)	2,233
477	Office Depot, Inc. (a)	4,133
40	Outerwall, Inc.	3,043
30	Select Comfort Corp. (a)	893
38	Signet Jewelers Ltd., (Bermuda)	4,937
10	Vitamin Shoppe, Inc. (a)	355
47	Williams-Sonoma, Inc.	3,866
12	Zumiez, Inc. (a)	330

		66,937

	Textiles, Apparel & Luxury Goods — 1.0%
38	Carter’s, Inc.	3,997
21	Deckers Outdoor Corp. (a)	1,511
10	Movado Group, Inc.	274
59	Perry Ellis International, Inc. (a)	1,393
23	Skechers U.S.A., Inc., Class A (a)	2,483
46	Steven Madden Ltd. (a)	1,957
51	Wolverine World Wide, Inc.	1,464

		13,079

	Total Consumer Discretionary	180,295

	Consumer Staples — 3.4%
	Food & Staples Retailing — 0.7%
50	Andersons, Inc. (The)	1,947
23	Casey’s General Stores, Inc.	2,188
83	SpartanNash Co.	2,716
296	SUPERVALU, Inc. (a)	2,398

		9,249

	Food Products — 1.7%
7	B&G Foods, Inc.	187
7	Calavo Growers, Inc.	344
16	Cal-Maine Foods, Inc.	855
57	Dean Foods Co.	914
73	Flowers Foods, Inc.	1,536
41	Hain Celestial Group, Inc. (The) (a)	2,679
82	Ingredion, Inc.	6,573

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
8	J&J Snack Foods Corp.	885
6	Post Holdings, Inc. (a)	297
52	Sanderson Farms, Inc.	3,895
18	Seneca Foods Corp., Class A (a)	504
97	WhiteWave Foods Co. (The) (a)	4,722

		23,391

	Household Products — 0.9%
120	Central Garden & Pet Co., Class A (a)	1,372
70	Church & Dwight Co., Inc.	5,686
37	Energizer Holdings, Inc.	4,806

		11,864

	Personal Products — 0.1%
232	Avon Products, Inc.	1,450
8	Medifast, Inc. (a)	250

		1,700

	Total Consumer Staples	46,204

	Energy — 4.1%
	Energy Equipment & Services — 1.9%
32	Atwood Oceanics, Inc.	835
18	Basic Energy Services, Inc. (a)	134
21	Bristow Group, Inc.	1,104
12	Dril-Quip, Inc. (a)	934
37	Exterran Holdings, Inc.	1,194
65	Gulf Island Fabrication, Inc.	730
230	Helix Energy Solutions Group, Inc. (a)	2,911
18	Hornbeck Offshore Services, Inc. (a)	365
630	ION Geophysical Corp. (a)	674
74	Matrix Service Co. (a)	1,359
160	Nabors Industries Ltd., (Bermuda)	2,306
54	Oceaneering International, Inc.	2,505
67	Oil States International, Inc. (a)	2,508
73	Patterson-UTI Energy, Inc.	1,371
34	Pioneer Energy Services Corp. (a)	215
71	Rowan Cos. plc, Class A	1,505
179	Superior Energy Services, Inc.	3,774
17	Tesco Corp.	190
30	Tidewater, Inc.	671
24	Unit Corp. (a)	654

		25,939

	Oil, Gas & Consumable Fuels — 2.2%
26	Bill Barrett Corp. (a)	222
166	California Resources Corp.	1,001
26	Carrizo Oil & Gas, Inc. (a)	1,276

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
28	Comstock Resources, Inc.	92
8	Contango Oil & Gas Co. (a)	94
105	Denbury Resources, Inc.	670
31	Energen Corp.	2,124
64	Green Plains, Inc.	1,758
48	Gulfport Energy Corp. (a)	1,920
186	HollyFrontier Corp.	7,939
7	PDC Energy, Inc. (a)	381
51	Penn Virginia Corp. (a)	225
32	PetroQuest Energy, Inc. (a)	64
42	Rosetta Resources, Inc. (a)	977
39	SM Energy Co.	1,813
72	Stone Energy Corp. (a)	911
38	Western Refining, Inc.	1,662
43	World Fuel Services Corp.	2,084
311	WPX Energy, Inc. (a)	3,823

		29,036

	Total Energy	54,975

	Financials — 22.6%
	Banks — 6.2%
189	Associated Banc-Corp.	3,829
64	BancorpSouth, Inc.	1,637
38	Bank of Hawaii Corp.	2,556
32	Bank of the Ozarks, Inc.	1,479
10	Banner Corp.	476
45	BBCN Bancorp, Inc.	665
45	Boston Private Financial Holdings, Inc.	607
47	Cathay General Bancorp	1,523
20	City National Corp.	1,849
37	Columbia Banking System, Inc.	1,202
2	Commerce Bancshares, Inc.	116
24	Community Bank System, Inc.	920
50	CVB Financial Corp.	882
188	East West Bancorp, Inc.	8,419
215	First BanCorp, (Puerto Rico) (a)	1,037
31	First Financial Bancorp	556
42	First Midwest Bancorp, Inc.	803
276	First Niagara Financial Group, Inc.	2,606
246	FirstMerit Corp.	5,121
34	FNB Corp.	494
367	Fulton Financial Corp.	4,792
47	Hancock Holding Co.	1,484
18	Hanmi Financial Corp.	442
25	Home BancShares, Inc.	901
12	Independent Bank Corp.	567

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
32	MB Financial, Inc.	1,097
21	NBT Bancorp, Inc.	537
12	Old National Bancorp	171
137	PacWest Bancorp	6,388
20	Pinnacle Financial Partners, Inc.	1,079
37	PrivateBancorp, Inc.	1,489
26	Prosperity Bancshares, Inc.	1,477
27	Signature Bank (a)	3,923
21	Simmons First National Corp., Class A	994
52	SVB Financial Group (a)	7,487
75	Synovus Financial Corp.	2,303
95	TCF Financial Corp.	1,581
7	Tompkins Financial Corp.	351
46	Trustmark Corp.	1,154
22	UMB Financial Corp.	1,243
176	Umpqua Holdings Corp.	3,168
24	United Community Banks, Inc.	509
50	Webster Financial Corp.	1,976
33	Wilshire Bancorp, Inc.	417
27	Wintrust Financial Corp.	1,432

		83,739

	Capital Markets — 2.2%
30	Eaton Vance Corp.	1,162
81	Evercore Partners, Inc., Class A	4,381
17	HFF, Inc., Class A	725
23	Investment Technology Group, Inc.	579
77	Janus Capital Group, Inc.	1,318
9	Piper Jaffray Cos. (a)	376
135	Raymond James Financial, Inc.	8,042
176	SEI Investments Co.	8,631
34	Stifel Financial Corp. (a)	1,959
4	Virtus Investment Partners, Inc.	569
48	Waddell & Reed Financial, Inc., Class A	2,248

		29,990

	Consumer Finance — 0.4%
32	Cash America International, Inc.	832
12	Encore Capital Group, Inc. (a)	521
29	Enova International, Inc. (a)	535
32	Ezcorp, Inc., Class A (a)	237
5	First Cash Financial Services, Inc. (a)	211
11	Green Dot Corp., Class A (a)	210
231	SLM Corp. (a)	2,278
8	World Acceptance Corp. (a)	508

		5,332

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Financial Services — 0.7%
19	CBOE Holdings, Inc.	1,084
21	MarketAxess Holdings, Inc.	1,930
112	MSCI, Inc.	6,918

		9,932

	Insurance — 4.1%
6	Alleghany Corp. (a)	2,889
41	American Equity Investment Life Holding Co.	1,117
66	American Financial Group, Inc.	4,317
10	AMERISAFE, Inc.	485
93	Aspen Insurance Holdings Ltd., (Bermuda)	4,476
52	Brown & Brown, Inc.	1,700
48	Everest Re Group Ltd., (Bermuda)	8,730
151	First American Financial Corp.	5,619
78	Hanover Insurance Group, Inc. (The)	5,776
100	HCC Insurance Holdings, Inc.	7,662
7	Navigators Group, Inc. (The) (a)	554
167	Old Republic International Corp.	2,610
35	Reinsurance Group of America, Inc.	3,301
32	Selective Insurance Group, Inc.	889
6	StanCorp Financial Group, Inc.	424
11	Stewart Information Services Corp.	436
22	United Fire Group, Inc.	721
52	W.R. Berkley Corp.	2,704

		54,410

	Real Estate Investment Trusts (REITs) — 8.0%
25	Acadia Realty Trust (m)	738
36	Alexandria Real Estate Equities, Inc. (m)	3,135
21	American Assets Trust, Inc.	812
59	American Campus Communities, Inc. (m)	2,226
31	Associated Estates Realty Corp. (m)	879
254	BioMed Realty Trust, Inc. (m)	4,919
46	Camden Property Trust (m)	3,413
12	CareTrust REIT, Inc.	158
41	Cedar Realty Trust, Inc. (m)	259
31	Chesapeake Lodging Trust	929
21	CoreSite Realty Corp.	945
42	Corporate Office Properties Trust (m)	985
74	Corrections Corp. of America (m)	2,452
142	Cousins Properties, Inc. (m)	1,469
397	DiamondRock Hospitality Co.	5,082
180	Duke Realty Corp. (m)	3,350
5	EastGroup Properties, Inc. (m)	306
27	EPR Properties (m)	1,474
35	Equity One, Inc. (m)	812

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
60	Extra Space Storage, Inc. (m)	3,892
11	Federal Realty Investment Trust (m)	1,464
41	Franklin Street Properties Corp.	467
124	GEO Group, Inc. (The)	4,233
15	Getty Realty Corp. (m)	247
22	Government Properties Income Trust	411
44	Healthcare Realty Trust, Inc. (m)	1,028
75	Highwoods Properties, Inc. (m)	2,997
28	Home Properties, Inc. (m)	2,057
83	Hospitality Properties Trust (m)	2,382
44	Inland Real Estate Corp. (m)	419
89	Kilroy Realty Corp. (m)	5,980
172	Kite Realty Group Trust (m)	4,207
166	LaSalle Hotel Properties (m)	5,894
65	Liberty Property Trust (m)	2,107
50	Mack-Cali Realty Corp. (m)	927
78	Medical Properties Trust, Inc.	1,021
46	Mid-America Apartment Communities, Inc. (m)	3,322
12	Parkway Properties, Inc. (m)	214
31	Post Properties, Inc. (m)	1,680
81	Potlatch Corp. (m)	2,858
11	PS Business Parks, Inc. (m)	769
51	Regency Centers Corp. (m)	3,034
50	Retail Opportunity Investments Corp.	773
7	Saul Centers, Inc. (m)	334
107	Senior Housing Properties Trust (m)	1,876
17	Sovran Self Storage, Inc. (m)	1,519
105	Summit Hotel Properties, Inc.	1,366
53	Tanger Factory Outlet Centers, Inc. (m)	1,693
77	Taubman Centers, Inc. (m)	5,323
144	UDR, Inc. (m)	4,611
7	Universal Health Realty Income Trust (m)	327
13	Urstadt Biddle Properties, Inc., Class A (m)	250
70	Weingarten Realty Investors (m)	2,281
92	WP GLIMCHER, Inc.	1,242

		107,548

	Real Estate Management & Development — 0.8%
53	Alexander & Baldwin, Inc.	2,101
53	Jones Lang LaSalle, Inc.	9,087

		11,188

	Thrifts & Mortgage Finance — 0.2%
25	Bank Mutual Corp.	189
49	New York Community Bancorp, Inc.	900
31	Provident Financial Services, Inc.	584

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Thrifts & Mortgage Finance — continued
52	TrustCo Bank Corp.	364
17	Walker & Dunlop, Inc. (a)	460

		2,497

	Total Financials	304,636

	Health Care — 10.4%
	Biotechnology — 1.5%
96	Acorda Therapeutics, Inc. (a)	3,213
16	Emergent BioSolutions, Inc. (a)	511
384	Momenta Pharmaceuticals, Inc. (a)	8,761
44	United Therapeutics Corp. (a)	7,701

		20,186

	Health Care Equipment & Supplies — 3.5%
83	Align Technology, Inc. (a)	5,186
16	CONMED Corp.	914
15	Cyberonics, Inc. (a)	904
91	Cynosure, Inc., Class A (a)	3,526
13	Greatbatch, Inc. (a)	698
75	Halyard Health, Inc. (a)	3,029
92	Hill-Rom Holdings, Inc.	5,010
307	Hologic, Inc. (a)	11,700
43	ICU Medical, Inc. (a)	4,111
14	Invacare Corp.	292
25	Masimo Corp. (a)	986
18	Natus Medical, Inc. (a)	781
28	NuVasive, Inc. (a)	1,323
67	Sirona Dental Systems, Inc. (a)	6,718
35	Thoratec Corp. (a)	1,559
5	West Pharmaceutical Services, Inc.	285

		47,022

	Health Care Providers & Services — 3.9%
22	AMN Healthcare Services, Inc. (a)	710
26	Amsurg Corp. (a)	1,849
110	Centene Corp. (a)	8,834
115	Community Health Systems, Inc. (a)	7,235
9	Ensign Group, Inc. (The)	468
82	Health Net, Inc. (a)	5,243
8	IPC Healthcare, Inc. (a)	460
81	Kindred Healthcare, Inc.	1,646
67	LifePoint Health, Inc. (a)	5,861
33	Magellan Health, Inc. (a)	2,282
15	MEDNAX, Inc. (a)	1,103
23	Molina Healthcare, Inc. (a)	1,631
61	Omnicare, Inc.	5,728
17	PharMerica Corp. (a)	569

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
112	VCA, Inc. (a)	6,119
34	WellCare Health Plans, Inc. (a)	2,901

		52,639

	Health Care Technology — 0.1%
19	Omnicell, Inc. (a)	704
25	Quality Systems, Inc.	409

		1,113

	Life Sciences Tools & Services — 1.1%
40	Affymetrix, Inc. (a)	440
12	Bio-Rad Laboratories, Inc., Class A (a)	1,762
73	Cambrex Corp. (a)	3,186
33	Charles River Laboratories International, Inc. (a)	2,293
15	Mettler-Toledo International, Inc. (a)	5,258
33	PAREXEL International Corp. (a)	2,118

		15,057

	Pharmaceuticals — 0.3%
39	Impax Laboratories, Inc. (a)	1,777
45	Medicines Co. (The) (a)	1,296
29	Prestige Brands Holdings, Inc. (a)	1,326

		4,399

	Total Health Care	140,416

	Industrials — 15.3%
	Aerospace & Defense — 1.9%
23	AAR Corp.	720
4	B/E Aerospace, Inc.	233
79	Cubic Corp.	3,773
34	Curtiss-Wright Corp.	2,448
70	Engility Holdings, Inc.	1,750
67	Huntington Ingalls Industries, Inc.	7,527
8	KLX, Inc. (a)	334
18	Moog, Inc., Class A (a)	1,299
53	Orbital ATK, Inc.	3,852
21	Teledyne Technologies, Inc. (a)	2,205
21	Triumph Group, Inc.	1,379

		25,520

	Air Freight & Logistics — 0.2%
41	Atlas Air Worldwide Holdings, Inc. (a)	2,259
20	Hub Group, Inc., Class A (a)	801

		3,060

	Airlines — 0.8%
87	Alaska Air Group, Inc.	5,627

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Airlines — continued
251	JetBlue Airways Corp. (a)	5,213

		10,840

	Building Products — 1.3%
112	A.O. Smith Corp.	8,091
63	American Woodmark Corp. (a)	3,478
61	Fortune Brands Home & Security, Inc.	2,786
31	Lennox International, Inc.	3,312
11	Universal Forest Products, Inc.	566

		18,233

	Commercial Services & Supplies — 1.7%
144	ABM Industries, Inc.	4,746
31	Deluxe Corp.	1,924
19	Essendant, Inc.	764
10	Herman Miller, Inc.	288
24	HNI Corp.	1,242
36	Interface, Inc.	889
64	Matthews International Corp., Class A	3,421
341	R.R. Donnelley & Sons Co.	5,946
153	Tetra Tech, Inc.	3,935
11	Viad Corp.	299

		23,454

	Construction & Engineering — 1.2%
181	AECOM (a)	5,997
131	Aegion Corp. (a)	2,478
21	Comfort Systems USA, Inc.	478
19	Dycom Industries, Inc. (a)	1,112
81	EMCOR Group, Inc.	3,858
84	KBR, Inc.	1,635

		15,558

	Electrical Equipment — 1.1%
14	AZZ, Inc.	735
56	EnerSys	3,917
119	General Cable Corp.	2,348
25	Hubbell, Inc., Class B	2,727
68	Regal Beloit Corp.	4,968

		14,695

	Industrial Conglomerates — 0.3%
35	Carlisle Cos., Inc.	3,457

	Machinery — 3.2%
48	AGCO Corp.	2,698
16	Albany International Corp., Class A	621
107	Barnes Group, Inc.	4,157

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
64	Crane Co.	3,766
35	Federal Signal Corp.	521
36	IDEX Corp.	2,868
120	ITT Corp.	5,017
16	John Bean Technologies Corp.	593
45	Kennametal, Inc.	1,522
16	Lincoln Electric Holdings, Inc.	986
9	Lydall, Inc. (a)	269
33	Mueller Industries, Inc.	1,146
23	Nordson Corp.	1,825
43	Oshkosh Corp.	1,812
22	SPX Corp.	1,607
7	Standex International Corp.	583
11	Tennant Co.	709
108	Terex Corp.	2,506
46	Timken Co. (The)	1,666
95	Trinity Industries, Inc.	2,524
58	Wabtec Corp.	5,440
6	Watts Water Technologies, Inc., Class A	327

		43,163

	Marine — 0.5%
146	Matson, Inc.	6,121

	Professional Services — 1.9%
18	CEB, Inc.	1,564
21	FTI Consulting, Inc. (a)	861
106	Heidrick & Struggles International, Inc.	2,769
68	Insperity, Inc.	3,466
28	Korn/Ferry International	957
96	ManpowerGroup, Inc.	8,606
24	On Assignment, Inc. (a)	939
109	Resources Connection, Inc.	1,756
37	Towers Watson & Co., Class A	4,632
9	TrueBlue, Inc. (a)	262

		25,812

	Road & Rail — 0.7%
74	ArcBest Corp.	2,344
113	Con-way, Inc.	4,355
11	J.B. Hunt Transport Services, Inc.	900
25	Landstar System, Inc.	1,689
8	Old Dominion Freight Line, Inc. (a)	521

		9,809

	Trading Companies & Distributors — 0.5%
24	Applied Industrial Technologies, Inc.	948
10	GATX Corp.	526

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Trading Companies & Distributors — continued
3	MSC Industrial Direct Co., Inc., Class A	224
63	NOW, Inc. (a)	1,254
41	Veritiv Corp. (a)	1,499
15	Watsco, Inc.	1,831

		6,282

	Total Industrials	206,004

	Information Technology — 16.5%
	Communications Equipment — 1.0%
116	ARRIS Group, Inc. (a)	3,546
31	Bel Fuse, Inc., Class B	626
68	Ciena Corp. (a)	1,610
8	Comtech Telecommunications Corp.	224
81	Digi International, Inc. (a)	777
51	Harmonic, Inc. (a)	347
14	Harris Corp.	1,062
19	InterDigital, Inc.	1,104
20	NETGEAR, Inc. (a)	602
304	Polycom, Inc. (a)	3,480

		13,378

	Electronic Equipment, Instruments & Components — 4.2%
137	Arrow Electronics, Inc. (a)	7,636
170	Avnet, Inc.	6,999
23	Belden, Inc.	1,894
177	Benchmark Electronics, Inc. (a)	3,860
99	Checkpoint Systems, Inc.	1,007
61	Coherent, Inc. (a)	3,859
8	DTS, Inc. (a)	235
14	Electro Scientific Industries, Inc.	76
177	Fabrinet, (Thailand) (a)	3,321
18	Gerber Scientific, Inc. (a) (i)	–	(h)
8	II-VI, Inc. (a)	160
88	Ingram Micro, Inc., Class A (a)	2,207
134	Insight Enterprises, Inc. (a)	4,020
23	Itron, Inc. (a)	795
213	Jabil Circuit, Inc.	4,526
94	Keysight Technologies, Inc. (a)	2,919
13	Littelfuse, Inc.	1,187
21	Methode Electronics, Inc.	564
23	Newport Corp. (a)	441
11	OSI Systems, Inc. (a)	779
12	Park Electrochemical Corp.	230
16	Rofin-Sinar Technologies, Inc. (a)	448
9	Rogers Corp. (a)	596
90	Sanmina Corp. (a)	1,804

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
120	Trimble Navigation Ltd. (a)	2,814
81	Vishay Intertechnology, Inc.	941
28	Zebra Technologies Corp., Class A (a)	3,143

		56,461

	Internet Software & Services — 0.3%
18	Blucora, Inc. (a)	287
136	Liquidity Services, Inc. (a)	1,311
65	Rackspace Hosting, Inc. (a)	2,428
8	Stamps.com, Inc. (a)	589

		4,615

	IT Services — 3.4%
153	Broadridge Financial Solutions, Inc.	7,637
52	CACI International, Inc., Class A (a)	4,191
8	Cardtronics, Inc. (a)	288
55	Convergys Corp.	1,414
47	CoreLogic, Inc. (a)	1,877
16	DST Systems, Inc.	2,051
56	ExlService Holdings, Inc. (a)	1,935
76	Global Payments, Inc.	7,813
32	Heartland Payment Systems, Inc.	1,749
109	Leidos Holdings, Inc.	4,408
105	ManTech International Corp., Class A	3,048
37	MAXIMUS, Inc.	2,407
88	Science Applications International Corp.	4,646
121	Sykes Enterprises, Inc. (a)	2,926

		46,390

	Semiconductors & Semiconductor Equipment — 2.8%
25	Advanced Energy Industries, Inc. (a)	690
262	Atmel Corp.	2,581
13	Cabot Microelectronics Corp. (a)	629
37	Cirrus Logic, Inc. (a)	1,243
99	Cohu, Inc.	1,310
61	Cree, Inc. (a)	1,583
19	Diodes, Inc. (a)	468
61	DSP Group, Inc. (a)	628
70	Fairchild Semiconductor International, Inc. (a)	1,215
308	Kulicke & Soffa Industries, Inc., (Singapore) (a)	3,606
78	Microsemi Corp. (a)	2,719
36	MKS Instruments, Inc.	1,357
10	Nanometrics, Inc. (a)	157
115	Pericom Semiconductor Corp.	1,509
144	Qorvo, Inc. (a)	11,563
54	SunEdison, Inc. (a)	1,624

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
21	Synaptics, Inc. (a)	1,813
122	Teradyne, Inc.	2,344
15	Ultratech, Inc. (a)	280

		37,319

	Software — 4.3%
65	ACI Worldwide, Inc. (a)	1,590
19	Bottomline Technologies de, Inc. (a)	517
162	Cadence Design Systems, Inc. (a)	3,190
116	CDK Global, Inc.	6,267
24	CommVault Systems, Inc. (a)	1,014
20	Fair Isaac Corp.	1,811
76	Fortinet, Inc. (a)	3,145
17	Informatica Corp. (a)	828
28	Mentor Graphics Corp.	740
18	MicroStrategy, Inc., Class A (a)	3,105
150	Progress Software Corp. (a)	4,116
157	PTC, Inc. (a)	6,449
407	Rovi Corp. (a)	6,493
101	SolarWinds, Inc. (a)	4,649
178	Synopsys, Inc. (a)	9,032
163	Take-Two Interactive Software, Inc. (a)	4,493

		57,439

	Technology Hardware, Storage & Peripherals — 0.5%
31	3D Systems Corp. (a)	597
30	Diebold, Inc.	1,066
35	Lexmark International, Inc., Class A	1,567
94	NCR Corp. (a)	2,817
49	QLogic Corp. (a)	694

		6,741

	Total Information Technology	222,343

	Materials — 6.6%
	Chemicals — 3.1%
18	A Schulman, Inc.	790
63	Albemarle Corp.	3,466
67	Ashland, Inc.	8,201
33	Cabot Corp.	1,247
33	Calgon Carbon Corp.	648
42	Cytec Industries, Inc.	2,547
140	FutureFuel Corp.	1,806
11	Innophos Holdings, Inc.	589
20	Kraton Performance Polymers, Inc. (a)	466
22	Minerals Technologies, Inc.	1,529
46	Olin Corp.	1,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
16	OM Group, Inc.	537
7	Quaker Chemical Corp.	641
129	RPM International, Inc.	6,312
78	Scotts Miracle-Gro Co. (The), Class A	4,589
63	Stepan Co.	3,413
42	Valspar Corp. (The)	3,441

		41,471

	Construction Materials — 0.1%
41	Headwaters, Inc. (a)	746

	Containers & Packaging — 1.5%
58	Bemis Co., Inc.	2,588
78	Packaging Corp. of America	4,871
146	Rock-Tenn Co., Class A	8,800
37	Silgan Holdings, Inc.	1,949
36	Sonoco Products Co.	1,534

		19,742

	Metals & Mining — 1.3%
28	Century Aluminum Co. (a)	293
183	Commercial Metals Co.	2,945
37	Compass Minerals International, Inc.	3,031
39	Globe Specialty Metals, Inc.	683
15	Kaiser Aluminum Corp.	1,268
44	Reliance Steel & Aluminum Co.	2,654
13	Royal Gold, Inc.	812
165	Steel Dynamics, Inc.	3,426
82	United States Steel Corp.	1,699
31	Worthington Industries, Inc.	918

		17,729

	Paper & Forest Products — 0.6%
72	Boise Cascade Co. (a)	2,633
36	Domtar Corp., (Canada)	1,506
45	KapStone Paper & Packaging Corp.	1,036
11	Neenah Paper, Inc.	625
25	PH Glatfelter Co.	539
61	Schweitzer-Mauduit International, Inc.	2,446

		8,785

	Total Materials	88,473

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.1%
49	8x8, Inc. (a)	436
103	General Communication, Inc., Class A (a)	1,745

		2,181

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Wireless Telecommunication Services — 0.4%
52	Spok Holdings, Inc.	881
143	Telephone & Data Systems, Inc.	4,195

		5,076

	Total Telecommunication Services	7,257

	Utilities — 3.8%
	Electric Utilities — 1.2%
48	El Paso Electric Co.	1,681
173	Great Plains Energy, Inc.	4,169
113	Hawaiian Electric Industries, Inc.	3,369
51	IDACORP, Inc.	2,867
79	OGE Energy Corp.	2,249
32	UIL Holdings Corp.	1,480

		15,815

	Gas Utilities — 1.7%
119	Atmos Energy Corp.	6,095
18	National Fuel Gas Co.	1,085
151	New Jersey Resources Corp.	4,172
98	Questar Corp.	2,045
30	Southwest Gas Corp.	1,578
217	UGI Corp.	7,464
5	WGL Holdings, Inc.	288

		22,727

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.9%
63	Alliant Energy Corp.	3,640
52	Avista Corp.	1,588
6	Black Hills Corp.	264
77	MDU Resources Group, Inc.	1,506
22	NorthWestern Corp.	1,084
109	Vectren Corp.	4,205

		12,287

	Water Utilities — 0.0% (g)
22	American States Water Co.	832

	Total Utilities	51,661

	Total Common Stocks (Cost $935,064)	1,302,264

Short-Term Investment — 3.2%
	Investment Company — 3.2%
42,800	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $42,800)	42,800

	Total Investments — 99.8% (Cost $977,864)	1,345,064
	Other Assets in Excess of Liabilities — 0.2% (c)	2,261

	NET ASSETS — 100.0%	$1,347,325

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
94	E-mini Russell 2000	09/18/15	USD	$11,754	$(204)
236	S&P Mid Cap 400	09/18/15	USD	35,355	(756)

					$(960)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(q)	— Investment in affiliate which is a security in the Fund’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,854,925	$1,302,264
Investments in affiliates, at value	35,305	42,800

Total investment securities, at value	1,890,230	1,345,064
Cash	155	—
Deposits at broker for futures contracts	—	2,131
Receivables:
Investment securities sold	18,548	—
Fund shares sold	4,974	280
Dividends from non-affiliates	2,191	1,174
Dividends from affiliates	1	2
Variation margin on futures contracts	18	89

Total Assets	1,916,117	1,348,740

LIABILITIES:
Payables:
Due to custodian	—	15
Investment securities purchased	1,582	—
Fund shares redeemed	20,866	795
Accrued liabilities:
Investment advisory fees	198	276
Administration fees	25	92
Distribution fees	202	42
Shareholder servicing fees	19	78
Custodian and accounting fees	30	30
Trustees’ and Chief Compliance Officer’s fees	2	1
Other	287	86

Total Liabilities	23,211	1,415

Net Assets	$1,892,906	$1,347,325

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$573,610	$809,699
Accumulated undistributed (distributions in excess of) net investment income	704	145
Accumulated net realized gains (losses)	51,502	171,241
Net unrealized appreciation (depreciation)	1,267,090	366,240

Total Net Assets	$1,892,906	$1,347,325

Net Assets:
Class A	$689,107	$110,138
Class C	88,842	23,705
Class R2	—	9,946
Select Class	1,114,957	1,203,536

Total	$1,892,906	$1,347,325

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,760	8,483
Class C	2,174	2,040
Class R2	—	773
Select Class	27,098	91,976

Net Asset Value (a):
Class A — Redemption price per share	$41.12	$12.98
Class C — Offering price per share (b)	40.86	11.62
Class R2 — Offering and redemption price per share	—	12.87
Select Class — Offering and redemption price per share	41.14	13.09
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.40	$13.70

Cost of investments in non-affiliates	$604,984	$935,064
Cost of investments in affiliates	18,017	42,800

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Equity Index Fund	Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$2
Dividend income from non-affiliates	39,916	21,015
Dividend income from affiliates	655	19

Total investment income	40,571	21,036

EXPENSES:
Investment advisory fees	4,884	3,657
Administration fees	1,607	1,203
Distribution fees:
Class A	1,787	276
Class B (b)	58	7
Class C	644	175
Class R2	—	45
Shareholder servicing fees:
Class A	1,787	276
Class B (b)	19	2
Class C	215	58
Class R2	—	23
Select Class	2,863	3,298
Custodian and accounting fees	81	84
Interest expense to affiliates	— (a)	—
Professional fees	67	59
Trustees’ and Chief Compliance Officer’s fees	19	15
Printing and mailing costs	134	73
Registration and filing fees	89	72
Transfer agent fees	1,200	276
Other	30	25

Total expenses	15,484	9,624

Less fees waived	(8,777)	(2,710)
Less expense reimbursements	(100)	(5)

Net expenses	6,607	6,909

Net investment income (loss)	33,964	14,127

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	108,419	238,809
Investments in affiliates	995	—
Futures	978	3,975

Net realized gain (loss)	110,392	242,784

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(12,389)	(153,226)
Investments in affiliates	3,041	—
Futures	(176)	(1,901)

Change in net unrealized appreciation/depreciation	(9,524)	(155,127)

Net realized/unrealized gains (losses)	100,868	87,657

Change in net assets resulting from operations	$134,832	$101,784

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amount in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,964	$33,192	$14,127	$13,502
Net realized gain (loss)	110,392	154,245	242,784	156,424
Change in net unrealized appreciation/depreciation	(9,524)	218,557	(155,127)	168,319

Change in net assets resulting from operations	134,832	405,994	101,784	338,245

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11,348)	(10,480)	(844)	(655)
From net realized gains	(50,028)	(36,634)	(12,480)	(8,467)
Class B (a)
From net investment income	(49)	(93)	(2)	(1)
From net realized gains	(558)	(660)	(117)	(157)
Class C
From net investment income	(769)	(632)	(56)	(36)
From net realized gains	(5,873)	(3,829)	(2,944)	(2,140)
Class R2
From net investment income	—	—	(52)	(34)
From net realized gains	—	—	(1,023)	(695)
Select Class
From net investment income	(20,780)	(20,849)	(12,714)	(11,470)
From net realized gains	(78,050)	(67,445)	(154,236)	(116,316)

Total distributions to shareholders	(167,455)	(140,622)	(184,468)	(139,971)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,791	(107,430)	(134,019)	(40,847)

NET ASSETS:
Change in net assets	(9,832)	157,942	(216,703)	157,427
Beginning of period	1,902,738	1,744,796	1,564,028	1,406,601

End of period	$1,892,906	$1,902,738	$1,347,325	$1,564,028

Accumulated undistributed (distributions in excess of) net investment income	$704	$532	$145	$(159)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amount in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$158,207	$156,336	$25,488	$38,180
Distributions reinvested	60,975	46,773	11,511	7,941
Cost of shares redeemed	(219,378)	(186,244)	(38,207)	(26,950)
Conversion from Class B Shares	6,841	940	777	139

Change in net assets resulting from Class A capital transactions	$6,645	$17,805	$(431)	$19,310

Class B (a)
Proceeds from shares issued	$17	$167	$7	$49
Distributions reinvested	596	727	112	147
Cost of shares redeemed	(3,758)	(3,753)	(588)	(1,069)
Conversion to Class A Shares	(6,841)	(940)	(777)	(139)

Change in net assets resulting from Class B capital transactions	$(9,986)	$(3,799)	$(1,246)	$(1,012)

Class C
Proceeds from shares issued	$24,847	$17,522	$4,923	$9,602
Distributions reinvested	4,994	3,292	2,477	1,832
Cost of shares redeemed	(17,097)	(11,596)	(5,356)	(7,080)

Change in net assets resulting from Class C capital transactions	$12,744	$9,218	$2,044	$4,354

Class R2
Proceeds from shares issued	$—	$—	$3,758	$3,276
Distributions reinvested	—	—	811	432
Cost of shares redeemed	—	—	(2,943)	(2,914)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,626	$794

Select Class
Proceeds from shares issued	$251,960	$265,208	$132,492	$138,770
Distributions reinvested	81,977	75,199	85,971	57,709
Cost of shares redeemed	(320,549)	(471,061)	(354,475)	(260,772)

Change in net assets resulting from Select Class capital transactions	$13,388	$(130,654)	$(136,012)	$(64,293)

Total change in net assets resulting from capital transactions	$22,791	$(107,430)	$(134,019)	$(40,847)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	3,776	3,959	1,951	2,910
Reinvested	1,513	1,215	951	633
Redeemed	(5,261)	(4,712)	(2,908)	(2,049)
Conversion from Class B Shares	162	24	58	11

Change in Class A Shares	190	486	52	1,505

Class B (a)
Issued	— (b)	5	1	4
Reinvested	15	19	9	12
Redeemed	(90)	(96)	(46)	(85)
Conversion to Class A Shares	(163)	(24)	(62)	(11)

Change in Class B Shares	(238)	(96)	(98)	(80)

Class C
Issued	599	448	419	793
Reinvested	125	86	229	161
Redeemed	(411)	(295)	(456)	(594)

Change in Class C Shares	313	239	192	360

Class R2
Issued	—	—	289	252
Reinvested	—	—	68	35
Redeemed	—	—	(226)	(223)

Change in Class R2 Shares	—	—	131	64

Select Class
Issued	6,036	6,769	10,188	10,623
Reinvested	2,029	1,953	7,034	4,568
Redeemed	(7,663)	(11,881)	(26,696)	(19,655)

Change in Select Class Shares	402	(3,159)	(9,474)	(4,464)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Year Ended June 30, 2015	$41.94	$0.68	(d)	$2.11	$2.79	$(0.66)	$(2.95)	$(3.61)
Year Ended June 30, 2014	36.43	0.64	(d)	7.78	8.42	(0.63)	(2.28)	(2.91)
Year Ended June 30, 2013	30.92	0.63	(d)	5.52	6.15	(0.64)	—	(0.64)
Year Ended June 30, 2012	29.96	0.51	(d)	0.96	1.47	(0.51)	—	(0.51)
Year Ended June 30, 2011	23.40	0.45	(d)	6.56	7.01	(0.45)	—	(0.45)

Class C
Year Ended June 30, 2015	41.72	0.37	(d)	2.09	2.46	(0.37)	(2.95)	(3.32)
Year Ended June 30, 2014	36.28	0.35	(d)	7.73	8.08	(0.36)	(2.28)	(2.64)
Year Ended June 30, 2013	30.81	0.37	(d)	5.50	5.87	(0.40)	—	(0.40)
Year Ended June 30, 2012	29.87	0.29	(d)	0.94	1.23	(0.29)	—	(0.29)
Year Ended June 30, 2011	23.34	0.24	(d)	6.54	6.78	(0.25)	—	(0.25)

Select Class
Year Ended June 30, 2015	41.96	0.79	(d)	2.10	2.89	(0.76)	(2.95)	(3.71)
Year Ended June 30, 2014	36.44	0.74	(d)	7.79	8.53	(0.73)	(2.28)	(3.01)
Year Ended June 30, 2013	30.92	0.71	(d)	5.53	6.24	(0.72)	—	(0.72)
Year Ended June 30, 2012	29.97	0.58	(d)	0.95	1.53	(0.58)	—	(0.58)
Year Ended June 30, 2011	23.40	0.52	(d)	6.57	7.09	(0.52)	—	(0.52)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.12	6.94%	$689,107	0.45%	1.63%	0.92%	5%
41.94	23.95	694,974	0.45	1.63	0.91	5
36.43	20.04	585,946	0.45	1.86	0.94	4
30.92	5.03	520,294	0.45	1.74	0.94	7
29.96	30.09	540,743	0.45	1.63	0.94	7

40.86	6.15	88,842	1.20	0.88	1.41	5
41.72	23.01	77,644	1.20	0.88	1.41	5
36.28	19.16	58,831	1.20	1.10	1.45	4
30.81	4.21	45,854	1.20	0.99	1.44	7
29.87	29.11	49,126	1.20	0.88	1.44	7

41.14	7.19	1,114,957	0.20	1.88	0.66	5
41.96	24.27	1,120,177	0.20	1.89	0.66	5
36.44	20.35	1,087,877	0.20	2.11	0.69	4
30.92	5.26	1,188,683	0.20	1.99	0.69	7
29.97	30.45	1,281,370	0.20	1.87	0.69	7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Year Ended June 30, 2015	$13.85	$0.10	(d)	$0.72	$0.82	$(0.10)	$(1.59)	$(1.69)
Year Ended June 30, 2014	12.17	0.09	(d)(e)	2.81	2.90	(0.08)	(1.14)	(1.22)
Year Ended June 30, 2013	10.32	0.11	(d)(f)	2.45	2.56	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2012	11.52	0.07	(d)	(0.42)	(0.35)	(0.07)	(0.78)	(0.85)
Year Ended June 30, 2011	8.42	0.05	(d)	3.11	3.16	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2015	12.58	0.01	(d)	0.65	0.66	(0.03)	(1.59)	(1.62)
Year Ended June 30, 2014	11.18	—	(d)(e)(g)	2.56	2.56	(0.02)	(1.14)	(1.16)
Year Ended June 30, 2013	9.55	0.03	(d)(f)	2.25	2.28	(0.05)	(0.60)	(0.65)
Year Ended June 30, 2012	10.74	(0.01	)(d)	(0.39)	(0.40)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	7.88	(0.02	)(d)	2.90	2.88	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2015	13.74	0.07	(d)	0.72	0.79	(0.07)	(1.59)	(1.66)
Year Ended June 30, 2014	12.09	0.06	(d)(e)	2.78	2.84	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.25	0.08	(d)(f)	2.44	2.52	(0.08)	(0.60)	(0.68)
Year Ended June 30, 2012	11.46	0.03	(d)	(0.42)	(0.39)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.39	0.01	(d)	3.09	3.10	(0.03)	—	(0.03)

Select Class
Year Ended June 30, 2015	13.94	0.13	(d)	0.74	0.87	(0.13)	(1.59)	(1.72)
Year Ended June 30, 2014	12.24	0.12	(d)(e)	2.83	2.95	(0.11)	(1.14)	(1.25)
Year Ended June 30, 2013	10.37	0.14	(d)(f)	2.46	2.60	(0.13)	(0.60)	(0.73)
Year Ended June 30, 2012	11.57	0.09	(d)	(0.42)	(0.33)	(0.09)	(0.78)	(0.87)
Year Ended June 30, 2011	8.45	0.08	(d)	3.11	3.19	(0.07)	—	(0.07)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Class R2 and Select Class Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, 0.42% and 0.90% for Class A, Class C, Class R2 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.01, $0.06 and $0.12 for Class A, Class C, Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.13%, 0.58% and 1.07% for Class A, Class C, Class R2 and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.
(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.98	6.90%	$110,138	0.68%	0.75%		0.92%	39%
13.85	24.96	116,727	0.69	0.68	(e)	0.87	25
12.17	25.91	84,296	0.69	0.95	(f)	0.88	51
10.32	(2.22)	62,820	0.69	0.64		0.89	77
11.52	37.50	77,638	0.69	0.50		0.89	78

11.62	6.25	23,705	1.38	0.06		1.44	39
12.58	24.03	23,248	1.37	—	(e)(h)	1.37	25
11.18	25.07	16,636	1.37	0.27	(f)	1.38	51
9.55	(2.85)	12,330	1.39	(0.07)		1.39	77
10.74	36.53	13,613	1.39	(0.21)		1.39	78

12.87	6.75	9,946	0.91	0.53		1.26	39
13.74	24.60	8,821	0.92	0.45	(e)	1.12	25
12.09	25.72	6,985	0.93	0.72	(f)	1.13	51
10.25	(2.64)	4,477	1.07	0.27		1.14	77
11.46	36.97	3,309	1.07	0.10		1.14	78

13.09	7.26	1,203,536	0.43	1.00		0.62	39
13.94	25.26	1,413,937	0.44	0.92	(e)	0.62	25
12.24	26.26	1,296,602	0.44	1.21	(f)	0.63	51
10.37	(1.96)	1,100,332	0.44	0.89		0.64	77
11.57	37.84	1,145,121	0.44	0.75		0.64	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class C and Select Class	Diversified
Market Expansion Enhanced Index Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$240,060	$—	$—	$240,060
Consumer Staples	176,493	—	—	176,493
Energy	147,537	—	—	147,537
Financials	310,495	—	—	310,495
Health Care	290,285	—	—	290,285
Industrials	190,345	—	—	190,345
Information Technology	370,120	—	—	370,120
Materials	59,709	—	—	59,709
Telecommunication Services	42,541	—	—	42,541
Utilities	53,281	—	—	53,281

Total Common Stocks	1,880,866	—	—	1,880,866

Rights
Consumer Staples	—	—	3	3

Total Rights	—	—	3	3

Short-Term Investment
Investment Company	9,361	—	—	9,361

Total Investments in Securities	$1,890,227	$—	$3	$1,890,230

Depreciation in Other Financial Instruments
Futures Contracts	$(139)	$—	$—	$(139)

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$180,295	$—	$—		$180,295
Consumer Staples	46,204	—	—		46,204
Energy	54,975	—	—		54,975
Financials	304,636	—	—		304,636
Health Care	140,416	—	—		140,416
Industrials	206,004	—	—		206,004
Information Technology	222,343	—	—	(a)	222,343
Materials	88,473	—	—		88,473
Telecommunication Services	7,257	—	—		7,257
Utilities	51,661	—	—		51,661

Total Common Stocks	1,302,264	—	—	(a)	1,302,264

Short-Term Investment
Investment Company	42,800	—	—		42,800

Total Investments in Securities	$1,345,064	$—	$—	(a)	$1,345,064

Depreciation in Other Financial Instruments
Futures Contracts	$(960)	$—	$—		$(960)

(a)	Amount rounds to less than $1,000.

There were no transfers among any levels during the year ended June 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2015, the Funds had no investments in restricted securities.

The following are the values and percentages of net assets of securities deemed to be illiquid as of June 30, 2015 (amounts in thousands):

	Value		Percentage
Equity Index Fund	$3		0.0	%(a)
Market Expansion Enhanced Index Fund	—	(b)	0.0	(a)

(a)	Amount rounds to less than 0.1%.
(b)	Amount rounds to less than $1,000.

C. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts:
Average Notional Balance Long	$11,674	$42,870
Ending Notional Balance Long	9,245	47,109

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers (amounts in thousands):

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Equity Index Fund
JPMorgan Chase & Co. (common stock)*	$23,682	$—	$1,775	$995	$649	383	$25,944
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	17,665	194,989	203,293	—	6	9,361	9,361

Total	$41,347			$995	$655		$35,305

		For the year ended June 30,2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Market Expansion Enhanced Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$46,170	$418,820	$422,190	$—	$19	42,800	$42,800

Total	$46,170			$—	$19		$42,800

*	Investment in affiliate which is a security in the Fund’s Index.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Index Fund	$—	$(846)	$846
Market Expansion Enhanced Index Fund	(3)	(155)	158

The reclassifications for the Funds relate primarily to investments in real estate investment trusts and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following amounts (amounts in thousands):

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Front-End Sales Charge	CDSC
Equity Index Fund	$38	$—	(a)
Market Expansion Enhanced Index Fund	12	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Enhanced Index Fund	0.69	1.39	1.39	0.92	0.44

The expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015 except for Class B Shares which are no longer operating.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Equity Index Fund	$2,614	$1,570	$4,569	$8,753	$100
Market Expansion Enhanced Index Fund	467	306	1,862	2,635	5

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2015 was as follows (amounts in thousands):

Equity Index Fund	$24
Market Expansion Enhanced Index Fund	75

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Equity Index Fund	$87,672	$197,628	$—	$—
Market Expansion Enhanced Index Fund	555,651	856,953	—	1,740

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$670,344	$1,238,855	$18,969	$1,219,886
Market Expansion Enhanced Index Fund	982,700	397,777	35,413	362,364

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$35,570	$131,885	$167,455
Market Expansion Enhanced Index Fund	24,253	160,215	184,468

The tax character of distributions paid during the fiscal year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$33,569	$107,053	$140,622
Market Expansion Enhanced Index Fund	21,480	118,491	139,971

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,064	$98,407	$1,219,886
Market Expansion Enhanced Index Fund	657	174,633	362,364

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, non-taxable dividends and wash sale loss deferrals.

As of June 30, 2015, the Funds did not have any net capital loss carryforwards.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of each Fund’s assets.

In addition, as of June 30, 2015, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 39.3% of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,010.10	$2.24	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	1,006.50	5.97	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Select Class
Actual	1,000.00	1,011.20	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,042.60	3.49	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class C
Actual	1,000.00	1,038.70	7.03	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R2
Actual	1,000.00	1,041.80	4.66	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Select Class
Actual	1,000.00	1,044.30	2.23	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
Equity Index Fund	100.00%
Market Expansion Enhanced Fund	100.00%

Long Term Capital Gain Notice

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Equity Index Fund	$131,885
Market Expansion Enhanced Index Fund	160,215

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Equity Index Fund	$35,570
Market Expansion Enhanced Index Fund	23,197

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	49

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-INDEX-615

Annual Report

J.P. Morgan Investor Funds

June 30, 2015

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholder,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

Fund	Fund Return*	Barclays U.S. Intermediate Aggregate Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of June 30, 2015 (in thousands)
JPMorgan Investor Balanced Fund, Class A (No sales charge)	2.89%	1.89%	7.29%	4.67%	**	$5,567,476

JPMorgan Investor Conservative Growth Fund, Class A (No sales charge)	1.89%	1.89%	7.29%	3.57%	***	$4,516,298

JPMorgan Investor Growth Fund, Class A (No sales charge)	5.51%	1.89%	7.29%	6.78%	****	$2,523,159

JPMorgan Investor Growth & Income Fund, Class A (No sales charge)	3.78%	1.89%	7.29%	5.74%	*****	$3,333,632

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	39.6%
U.S. Equity	38.1
International Equity	13.5
Alternative Assets	6.2
Money Market	2.6

Investor Conservative Growth Fund
Fixed Income	59.9%
U.S. Equity	24.3
International Equity	7.7
Alternative Assets	6.8
Money Market	1.3

Investor Growth Fund
U.S. Equity	68.0%
International Equity	21.5
Fixed Income	7.7
Alternative Assets	2.1
Money Market	0.7

Investor Growth & Income Fund
U.S. Equity	51.2%
Fixed Income	25.4
International Equity	17.7
Alternative Assets	5.0
Money Market	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of June 30, 2015. The Funds’ portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	3

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S equity markets performed strongly in the second half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at record highs in February, March and April but moved very little overall, remaining closer to flat than any other six month period since reliable recordkeeping began in 1928. Equities in the European Union and Japan came under pressure in late 2014 but benefitted from both central bank stimulus and attractive relative valuations in 2015.

In the latter half of 2014, demand for U.S. Treasury securities increased as economic uncertainty elsewhere drove investors to so-called safe havens. Treasury yields, which move in the opposite direction of prices, fell sharply for both the 10-year and 30-year bonds. Overall, U.S. corporate debt provided positive returns, though high-yield debt, also known as junk bonds, underperformed other fixed-income asset classes.

In the first six months of 2015, U.S. Treasury bonds continued to prove attractive to investors and high-yield debt rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experiences increased volatility due to extra supply and concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the reporting period as investors sought to avoid risk of holding long-term debt ahead of an anticipated increase in interest rates by the U.S. Federal Reserve.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the twelve months ended June 30, 2015, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth & Income Fund and the JPMorgan Investor Growth Fund outperformed the Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark. In contrast, each of the Investor Funds underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark. This was due to the Funds’ allocation to fixed income securities, which underperformed equity securities during the reporting period.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Funds’ target allocation.

All four Investor Funds underperformed their respective composite benchmarks, mainly due to the Funds’ exposure to both developed market and emerging market equities that were not held in the composite benchmarks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Funds’ composite benchmark.

During the reporting period, the Investor Funds — through their investments in underlying funds — benefited from an overweight position relative to their composite benchmarks in equities and relative underweight position in fixed income securities. While the Funds remained overweight to equities

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

relative to their composite benchmarks, the Funds’ managers began to gradually increase the investments in fixed income. Throughout the twelve month reporting period, the Funds’ managers added to core fixed income, accumulated a higher than normal cash balance invested in a J.P. Morgan money market fund, and introduced a new position in the J.P. Morgan Systematic Alpha Fund, which invests in a diversified mix of alternative strategies. The Funds’ gradual repositioning reflected the managers’ assessment that various segments of the financial markets are more fairly valued compared with other segments. During the twelve month reporting period, the Funds’ managers increased their position in international developed market equities. The Funds’ managers view their decision to gradually increase fixed income investments in the Investor Funds portfolios as a normal rebalancing of the asset mix following several years of strong equity market performance.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		2.89%	8.94%	6.06%
With Sales Charge*		(1.75)	7.94	5.57
CLASS C SHARES	July 1, 1997
Without CDSC		2.45	8.39	5.49
With CDSC**		1.45	8.39	5.49
SELECT CLASS SHARES	December 10, 1996	3.15	9.21	6.33

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell

3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		1.89%	6.47%	5.10%
With Sales Charge*		(2.67)	5.50	4.62
CLASS C SHARES	July 1, 1997
Without CDSC		1.44	5.92	4.54
With CDSC**		0.44	5.92	4.54
SELECT CLASS SHARES	December 10, 1996	2.13	6.72	5.37

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to

10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		5.51%	13.83%	7.24%
With Sales Charge*		0.77	12.78	6.75
CLASS C SHARES	July 1, 1997
Without CDSC		4.97	13.22	6.64
With CDSC**		3.97	13.22	6.64
SELECT CLASS SHARES	December 10, 1996	5.80	14.12	7.51

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		3.78%	11.22%	6.59%
With Sales Charge*		(0.91)	10.21	6.10
CLASS C SHARES	July 1, 1997
Without CDSC		3.37	10.65	6.01
With CDSC**		2.37	10.65	6.01
SELECT CLASS SHARES	December 10, 1996	4.11	11.50	6.87

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately

98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 6.2%
1,910	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	20,437
1,340	JPMorgan Global Natural Resources Fund, Select Class Shares	9,449
11,269	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	113,477
7,109	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	106,855
6,393	JPMorgan Systematic Alpha Fund, Select Class Shares	95,123

	Total Alternative Assets	345,341

	Fixed Income — 39.5%
72,864	JPMorgan Core Bond Fund, Select Class Shares	848,868
62,152	JPMorgan Core Plus Bond Fund, Select Class Shares	510,890
5,913	JPMorgan Emerging Markets Debt Fund, Select Class Shares	47,064
4,153	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	33,969
18,064	JPMorgan Floating Rate Income Fund, Select Class Shares	176,664
1,104	JPMorgan Government Bond Fund, Select Class Shares	11,991
16,147	JPMorgan High Yield Fund, Select Class Shares	122,230
11,843	JPMorgan Inflation Managed Bond Fund, Select Class Shares	121,509
19,659	JPMorgan Limited Duration Bond Fund, Select Class Shares	196,792
9,364	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	109,188
2,356	JPMorgan Unconstrained Debt Fund, Select Class Shares	23,233

	Total Fixed Income	2,202,398

	International Equity — 13.5%
4,901	JPMorgan Emerging Economies Fund, Select Class Shares	61,699
2,606	JPMorgan Emerging Markets Equity Fund, Select Class Shares	57,728
9,686	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	182,476
6,682	JPMorgan International Equity Fund, Select Class Shares	106,311
13,405	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	232,315
3,593	JPMorgan Intrepid European Fund, Select Class Shares	90,836

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
1,348	JPMorgan Latin America Fund, Select Class Shares	18,875

	Total International Equity	750,240

	Money Market — 2.6%
143,943	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (l)	143,943

	U.S. Equity — 38.1%
4,567	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	117,968
5,978	JPMorgan Equity Income Fund, Select Class Shares	83,514
8,923	JPMorgan Intrepid America Fund, Select Class Shares	343,433
4,512	JPMorgan Intrepid Growth Fund, Select Class Shares	186,225
3,968	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	90,360
1,581	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	58,384
10,798	JPMorgan Large Cap Value Fund, Select Class Shares	159,695
15,752	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	206,199
1,394	JPMorgan Small Cap Value Fund, Select Class Shares	39,042
3,032	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	55,760
31,366	JPMorgan U.S. Equity Fund, Select Class Shares	463,592
7,600	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	228,534
2,990	JPMorgan Value Advantage Fund, Select Class Shares	89,672

	Total U.S. Equity	2,122,378

	Total Investments — 99.9% (Cost $4,734,634)	5,564,300
	Other Assets in Excess of Liabilities — 0.1%	3,176

	NET ASSETS — 100.0%	$5,567,476

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 6.8%
1,687	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	18,048
1,139	JPMorgan Global Natural Resources Fund, Select Class Shares	8,027
8,561	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	86,207
7,131	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	107,173
5,872	JPMorgan Systematic Alpha Fund, Select Class Shares	87,376

	Total Alternative Assets	306,831

	Fixed Income — 59.9%
97,441	JPMorgan Core Bond Fund, Select Class Shares	1,135,187
66,484	JPMorgan Core Plus Bond Fund, Select Class Shares	546,496
3,896	JPMorgan Emerging Markets Debt Fund, Select Class Shares	31,012
5,934	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	48,540
17,250	JPMorgan Floating Rate Income Fund, Select Class Shares	168,704
3,058	JPMorgan Government Bond Fund, Select Class Shares	33,206
12,132	JPMorgan High Yield Fund, Select Class Shares	91,838
14,961	JPMorgan Inflation Managed Bond Fund, Select Class Shares	153,503
36,000	JPMorgan Limited Duration Bond Fund, Select Class Shares	360,360
10,025	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	116,893
1,946	JPMorgan Unconstrained Debt Fund, Select Class Shares	19,186

	Total Fixed Income	2,704,925

	International Equity — 7.7%
2,283	JPMorgan Emerging Economies Fund, Select Class Shares	28,744
1,221	JPMorgan Emerging Markets Equity Fund, Select Class Shares	27,055
2,747	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	51,745
2,791	JPMorgan International Equity Fund, Select Class Shares	44,402
7,876	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	136,484
1,873	JPMorgan Intrepid European Fund, Select Class Shares	47,345

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
868	JPMorgan Latin America Fund, Select Class Shares	12,146

	Total International Equity	347,921

	Money Market — 1.3%
58,323	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (l)	58,323

	U.S. Equity — 24.3%
1,576	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	40,717
5,594	JPMorgan Equity Income Fund, Select Class Shares	78,142
5,980	JPMorgan Intrepid America Fund, Select Class Shares	230,157
2,866	JPMorgan Intrepid Growth Fund, Select Class Shares	118,273
1,312	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	29,871
1,932	JPMorgan Large Cap Value Fund, Select Class Shares	28,567
4,273	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	55,930
912	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	28,340
981	JPMorgan Small Cap Value Fund, Select Class Shares	27,478
2,076	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	38,183
15,560	JPMorgan U.S. Equity Fund, Select Class Shares	229,981
4,337	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	130,423
2,067	JPMorgan Value Advantage Fund, Select Class Shares	62,004

	Total U.S. Equity	1,098,066

	Total Investments — 100.0% (Cost $4,078,067)	4,516,066
	Other Assets in Excess of Liabilities — 0.0% (g)	232

	NET ASSETS — 100.0%	$4,516,298

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 2.1%
907	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	9,702
674	JPMorgan Global Natural Resources Fund, Select Class Shares	4,753
1,132	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	11,402
823	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	12,368
950	JPMorgan Systematic Alpha Fund, Select Class Shares	14,135

	Total Alternative Assets	52,360

	Fixed Income — 7.7%
7,907	JPMorgan Core Bond Fund, Select Class Shares	92,120
2,800	JPMorgan Core Plus Bond Fund, Select Class Shares	23,016
990	JPMorgan Emerging Markets Debt Fund, Select Class Shares	7,883
948	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	7,757
1,498	JPMorgan Floating Rate Income Fund, Select Class Shares	14,650
1,594	JPMorgan High Yield Fund, Select Class Shares	12,066
2,453	JPMorgan Inflation Managed Bond Fund, Select Class Shares	25,168
505	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	5,891
512	JPMorgan Unconstrained Debt Fund, Select Class Shares	5,046

	Total Fixed Income	193,597

	International Equity — 21.5%
4,018	JPMorgan Emerging Economies Fund, Select Class Shares	50,587
2,128	JPMorgan Emerging Markets Equity Fund, Select Class Shares	47,124
3,524	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	66,386
7,009	JPMorgan International Equity Fund, Select Class Shares	111,510
7,992	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	138,496
2,377	JPMorgan International Unconstrained Equity Fund, Select Class Shares	44,071
2,922	JPMorgan Intrepid European Fund, Select Class Shares	73,857
809	JPMorgan Latin America Fund, Select Class Shares	11,324

	Total International Equity	543,355

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 0.7%
16,895	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (l)	16,895

	U.S. Equity — 68.0%
991	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	25,610
2,527	JPMorgan Equity Income Fund, Select Class Shares	35,304
7,349	JPMorgan Intrepid America Fund, Select Class Shares	282,867
3,508	JPMorgan Intrepid Growth Fund, Select Class Shares	144,786
3,376	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	76,863
5,268	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	194,481
16,153	JPMorgan Large Cap Value Fund, Select Class Shares	238,900
10,738	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	140,566
576	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	17,886
2,376	JPMorgan Small Cap Value Fund, Select Class Shares	66,522
1,426	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	26,225
21,854	JPMorgan U.S. Equity Fund, Select Class Shares	323,001
3,452	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	103,797
1,324	JPMorgan Value Advantage Fund, Select Class Shares	39,717

	Total U.S. Equity	1,716,525

	Total Investments — 100.0% (Cost $1,838,548)	2,522,732
	Other Assets in Excess of Liabilities — 0.0% (g)	427

	NET ASSETS — 100.0%	$2,523,159

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 5.0%
1,308	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	13,994
985	JPMorgan Global Natural Resources Fund, Select Class Shares	6,944
4,979	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	50,135
3,298	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	49,573
3,137	JPMorgan Systematic Alpha Fund, Select Class Shares	46,681

	Total Alternative Assets	167,327

	Fixed Income — 25.4%
25,655	JPMorgan Core Bond Fund, Select Class Shares	298,881
22,276	JPMorgan Core Plus Bond Fund, Select Class Shares	183,111
2,129	JPMorgan Emerging Markets Debt Fund, Select Class Shares	16,950
2,011	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	16,453
11,841	JPMorgan Floating Rate Income Fund, Select Class Shares	115,806
1,018	JPMorgan Government Bond Fund, Select Class Shares	11,055
9,516	JPMorgan High Yield Fund, Select Class Shares	72,038
5,758	JPMorgan Inflation Managed Bond Fund, Select Class Shares	59,072
2,041	JPMorgan Limited Duration Bond Fund, Select Class Shares	20,432
3,222	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	37,564
1,436	JPMorgan Unconstrained Debt Fund, Select Class Shares	14,160

	Total Fixed Income	845,522

	International Equity — 17.7%
4,170	JPMorgan Emerging Economies Fund, Select Class Shares	52,496
2,294	JPMorgan Emerging Markets Equity Fund, Select Class Shares	50,815
6,267	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	118,075
7,867	JPMorgan International Equity Fund, Select Class Shares	125,157
8,505	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	147,399

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
3,389	JPMorgan Intrepid European Fund, Select Class Shares	85,684
663	JPMorgan Latin America Fund, Select Class Shares	9,287

	Total International Equity	588,913

	Money Market — 0.7%
22,603	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (l)	22,603

	U.S. Equity — 51.2%
1,874	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	48,399
3,900	JPMorgan Equity Income Fund, Select Class Shares	54,488
8,651	JPMorgan Intrepid America Fund, Select Class Shares	332,983
2,769	JPMorgan Intrepid Growth Fund, Select Class Shares	114,267
1,238	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	28,192
4,659	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	171,992
12,865	JPMorgan Large Cap Value Fund, Select Class Shares	190,271
9,654	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	126,369
684	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	21,257
2,109	JPMorgan Small Cap Value Fund, Select Class Shares	59,054
2,497	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	45,923
22,098	JPMorgan U.S. Equity Fund, Select Class Shares	326,604
4,581	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	137,761
1,686	JPMorgan Value Advantage Fund, Select Class Shares	50,575

	Total U.S. Equity	1,708,135

	Total Investments — 100.0% (Cost $2,639,550)	3,332,500
	Other Assets in Excess of Liabilities — 0.0% (g)	1,132

	NET ASSETS — 100.0%	$3,333,632

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	13

J.P. Morgan Investor Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of June 30, 2015.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,564,300	$4,516,066	$2,522,732	$3,332,500
Receivables:
Fund shares sold	12,711	7,863	3,896	5,443
Dividends from affiliates	11	6	2	2
Due from Adviser	21	17	10	86

Total Assets	5,577,043	4,523,952	2,526,640	3,338,031

LIABILITIES:
Payables:
Distributions	872	125	333	468
Fund shares redeemed	6,312	5,275	2,024	2,534
Accrued liabilities:
Administration fees	—	—	11	3
Distribution fees	1,590	1,672	601	837
Shareholder servicing fees	207	187	63	98
Custodian and accounting fees	21	8	7	1
Trustees’ and Chief Compliance Officer’s fees	7	5	4	4
Transfer agent fees	348	212	297	296
Other	210	170	141	158

Total Liabilities	9,567	7,654	3,481	4,399

Net Assets	$5,567,476	$4,516,298	$2,523,159	$3,333,632

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,651,236	$4,003,397	$1,782,736	$2,623,147
Accumulated undistributed (distributions in excess of) net investment income	(404)	(87)	(175)	(245)
Accumulated net realized gains (losses)	86,978	74,989	56,414	17,780
Net unrealized appreciation (depreciation)	829,666	437,999	684,184	692,950

Total Net Assets	$5,567,476	$4,516,298	$2,523,159	$3,333,632

Net Assets:
Class A	$4,018,244	$2,554,155	$1,994,792	$2,659,305
Class C	1,195,830	1,831,636	268,270	430,037
Select Class	353,402	130,507	260,097	244,290

Total	$5,567,476	$4,516,298	$2,523,159	$3,333,632

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	265,743	199,873	100,004	156,211
Class C	80,152	143,930	14,111	25,875
Select Class	23,336	10,163	12,821	14,543

Net Asset Value (a):
Class A — Redemption price per share	$15.12	$12.78	$19.95	$17.02
Class C — Offering price per share (b)	14.92	12.73	19.01	16.62
Select Class — Offering and redemption price per share	15.14	12.84	20.29	16.80
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$15.83	$13.38	$20.89	$17.82

Cost of investments in affiliates	$4,734,634	$4,078,067	$1,838,548	$2,639,550

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$86,158	$79,846	$26,788	$47,293

EXPENSES:
Investment advisory fees	2,692	2,216	1,203	1,615
Administration fees	3,069	2,604	1,596	1,997
Distribution fees:
Class A	9,701	6,381	4,677	6,330
Class B (a)	553	288	537	571
Class C	8,206	12,873	1,844	2,937
Shareholder servicing fees:
Class A	9,701	6,381	4,677	6,330
Class B (a)	184	96	179	190
Class C	2,736	4,291	615	979
Select Class	839	313	545	575
Custodian and accounting fees	41	29	24	19
Professional fees	83	72	53	65
Trustees’ and Chief Compliance Officer’s fees	56	44	24	33
Printing and mailing costs	494	376	311	348
Registration and filing fees	315	274	160	294
Transfer agent fees	1,981	1,414	1,627	1,631
Other	72	60	32	43

Total expenses	40,723	37,712	18,104	23,957

Less fees waived	(16,353)	(13,257)	(7,962)	(10,217)
Less expense reimbursements	(1,436)	(1,685)	(117)	(604)

Net expenses	22,934	22,770	10,025	13,136

Net investment income (loss)	63,224	57,076	16,763	34,157

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	23,374	24,012	15,831	12,333
Distributions of capital gains received from investment company affiliates	184,349	97,101	139,253	136,056
Change in net unrealized appreciation/depreciation of investments in affiliates	(123,577)	(104,466)	(45,878)	(63,849)

Net realized/unrealized gains (losses)	84,146	16,647	109,206	84,540

Change in net assets resulting from operations	$147,370	$73,723	$125,969	$118,697

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$63,224	$48,464	$57,076	$47,923
Net realized gain (loss) on investments in affiliates	23,374	34,632	24,012	45,322
Distributions of capital gains received from investment company affiliates	184,349	85,847	97,101	50,096
Change in net unrealized appreciation/depreciation of investments in affiliates	(123,577)	418,642	(104,466)	223,346

Change in net assets resulting from operations	147,370	587,585	73,723	366,687

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(72,271)	(51,978)	(44,383)	(39,648)
From net realized gains	(69,634)	(10,000)	(46,254)	—
Class B (a)
From net investment income	(982)	(993)	(478)	(581)
From net realized gains	(1,403)	(318)	(733)	—
Class C
From net investment income	(15,495)	(8,742)	(22,098)	(15,776)
From net realized gains	(19,719)	(2,481)	(31,039)	—
Select Class
From net investment income	(6,916)	(5,665)	(2,449)	(2,173)
From net realized gains	(5,776)	(937)	(2,228)	—

Total distributions to shareholders	(192,196)	(81,114)	(149,662)	(58,178)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	447,233	890,046	329,699	418,368

NET ASSETS:
Change in net assets	402,407	1,396,517	253,760	726,877
Beginning of period	5,165,069	3,768,552	4,262,538	3,535,661

End of period	$5,567,476	$5,165,069	$4,516,298	$4,262,538

Accumulated undistributed (distributions in excess of) net investment income	$(404)	$(408)	$(87)	$(163)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,763	$10,805	$34,157	$24,590
Net realized gain (loss) on investments in affiliates	15,831	17,333	12,333	32,103
Distributions of capital gains received from investment company affiliates	139,253	54,238	136,056	60,812
Change in net unrealized appreciation/depreciation of investments in affiliates	(45,878)	312,477	(63,849)	311,079

Change in net assets resulting from operations	125,969	394,853	118,697	428,584

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(36,765)	(18,801)	(48,758)	(30,868)
From net realized gains	(28,153)	—	(56,378)	—
Class B (a)
From net investment income	(1,355)	(972)	(1,146)	(989)
From net realized gains	(1,177)	—	(1,807)	—
Class C
From net investment income	(4,447)	(1,772)	(6,023)	(2,857)
From net realized gains	(3,829)	—	(8,812)	—
Select Class
From net investment income	(4,648)	(2,198)	(5,072)	(3,225)
From net realized gains	(3,065)	—	(5,055)	—

Total distributions to shareholders	(83,439)	(23,743)	(133,051)	(37,939)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	192,247	179,299	253,188	385,158

NET ASSETS:
Change in net assets	234,777	550,409	238,834	775,803
Beginning of period	2,288,382	1,737,973	3,094,798	2,318,995

End of period	$2,523,159	$2,288,382	$3,333,632	$3,094,798

Accumulated undistributed (distributions in excess of) net investment income	$(175)	$(175)	$(245)	$(247)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$761,516	$1,169,265	$477,274	$662,395
Distributions reinvested	141,568	61,815	90,426	39,567
Cost of shares redeemed	(663,757)	(653,336)	(517,879)	(595,012)
Conversion from Class B Shares	61,738	3,537	31,590	1,080

Change in net assets resulting from Class A capital transactions	$301,065	$581,281	$81,411	$108,030

Class B (a)
Proceeds from shares issued	$1,320	$4,133	$547	$2,287
Distributions reinvested	2,376	1,307	1,206	579
Cost of shares redeemed	(32,334)	(36,242)	(16,017)	(18,987)
Conversion to Class A Shares	(61,738)	(3,537)	(31,590)	(1,080)

Change in net assets resulting from Class B capital transactions	$(90,376)	$(34,339)	$(45,854)	$(17,201)

Class C
Proceeds from shares issued	$377,453	$483,355	$557,723	$648,610
Distributions reinvested	34,950	11,113	52,950	15,718
Cost of shares redeemed	(202,286)	(151,120)	(329,481)	(334,441)

Change in net assets resulting from Class C capital transactions	$210,117	$343,348	$281,192	$329,887

Select Class
Proceeds from shares issued	$105,111	$81,681	$36,634	$21,226
Distributions reinvested	3,676	2,581	2,086	990
Cost of shares redeemed	(82,360)	(84,506)	(25,770)	(24,564)

Change in net assets resulting from Select Class capital transactions	$26,427	$(244)	$12,950	$(2,348)

Total change in net assets resulting from capital transactions	$447,233	$890,046	$329,699	$418,368

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	49,957	80,829	36,878	53,037
Reinvested	9,426	4,211	7,072	3,145
Redeemed	(43,567)	(45,013)	(40,057)	(47,622)
Conversion from Class B Shares	4,026	245	2,449	86

Change in Class A Shares	19,842	40,272	6,342	8,646

Class B (a)
Issued	86	287	43	183
Reinvested	159	90	94	46
Redeemed	(2,125)	(2,507)	(1,239)	(1,519)
Conversion to Class A Shares	(4,029)	(245)	(2,447)	(86)

Change in Class B Shares	(5,909)	(2,375)	(3,549)	(1,376)

Class C
Issued	25,100	33,955	43,317	52,180
Reinvested	2,362	768	4,164	1,253
Redeemed	(13,486)	(10,540)	(25,614)	(26,885)

Change in Class C Shares	13,976	24,183	21,867	26,548

Select Class
Issued	6,901	5,619	2,824	1,687
Reinvested	244	176	162	78
Redeemed	(5,390)	(5,778)	(1,986)	(1,958)

Change in Select Class Shares	1,755	17	1,000	(193)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$288,677	$357,534	$441,133	$605,538
Distributions reinvested	64,605	18,699	104,781	30,757
Cost of shares redeemed	(243,613)	(226,201)	(369,117)	(328,489)
Conversion from Class B Shares	61,221	6,717	62,193	6,091

Change in net assets resulting from Class A capital transactions	$170,890	$156,749	$238,990	$313,897

Class B (a)
Proceeds from shares issued	$289	$1,237	$664	$1,832
Distributions reinvested	2,519	967	2,945	986
Cost of shares redeemed	(32,144)	(37,867)	(37,395)	(42,449)
Conversion to Class A Shares	(61,221)	(6,717)	(62,193)	(6,091)

Change in net assets resulting from Class B capital transactions	$(90,557)	$(42,380)	$(95,979)	$(45,722)

Class C
Proceeds from shares issued	$71,520	$67,519	$128,515	$140,280
Distributions reinvested	7,842	1,683	14,248	2,713
Cost of shares redeemed	(40,872)	(34,707)	(68,902)	(51,230)

Change in net assets resulting from Class C capital transactions	$38,490	$34,495	$73,861	$91,763

Select Class
Proceeds from shares issued	$101,289	$52,249	$74,597	$57,090
Distributions reinvested	2,044	595	4,325	1,699
Cost of shares redeemed	(29,909)	(22,409)	(42,606)	(33,569)

Change in net assets resulting from Select Class capital transactions	$73,424	$30,435	$36,316	$25,220

Total change in net assets resulting from capital transactions	$192,247	$179,299	$253,188	$385,158

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	14,546	19,728	25,797	37,686
Reinvested	3,310	1,002	6,245	1,874
Redeemed	(12,286)	(12,465)	(21,582)	(20,413)
Conversion from Class B Shares	3,017	373	3,594	381

Change in Class A Shares	8,587	8,638	14,054	19,528

Class B (a)
Issued	15	71	40	116
Reinvested	133	53	176	61
Redeemed	(1,666)	(2,144)	(2,198)	(2,658)
Conversion to Class A Shares	(3,109)	(382)	(3,617)	(382)

Change in Class B Shares	(4,627)	(2,402)	(5,599)	(2,863)

Class C
Issued	3,770	3,884	7,695	8,949
Reinvested	421	95	870	169
Redeemed	(2,156)	(2,004)	(4,129)	(3,248)

Change in Class C Shares	2,035	1,975	4,436	5,870

Select Class
Issued	5,035	2,823	4,439	3,613
Reinvested	103	31	261	105
Redeemed	(1,477)	(1,200)	(2,521)	(2,092)

Change in Select Class Shares	3,661	1,654	2,179	1,626

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Year Ended June 30, 2015	$15.25	$0.19		$0.24	$0.43	$(0.28)	$(0.28)	$(0.56)
Year Ended June 30, 2014	13.61	0.17	(f)	1.74	1.91	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2013	12.53	0.20	(f)	1.11	1.31	(0.23)	—	(0.23)
Year Ended June 30, 2012	12.58	0.22	(f)	(0.05)	0.17	(0.22)	—	(0.22)
Year Ended June 30, 2011	11.00	0.23		1.58	1.81	(0.23)	—	(0.23)

Class C
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)
Year Ended June 30, 2014	13.44	0.09	(f)	1.71	1.80	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2013	12.39	0.13	(f)	1.09	1.22	(0.17)	—	(0.17)
Year Ended June 30, 2012	12.44	0.15	(f)	(0.04)	0.11	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.88	0.17		1.56	1.73	(0.17)	—	(0.17)

Select Class
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	13.62	0.20	(f)	1.75	1.95	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2013	12.55	0.23	(f)	1.10	1.33	(0.26)	—	(0.26)
Year Ended June 30, 2012	12.60	0.25	(f)	(0.05)	0.20	(0.25)	—	(0.25)
Year Ended June 30, 2011	11.01	0.26		1.59	1.85	(0.26)	—	(0.26)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$15.12	2.89%	$4,018,244	0.34%	1.26%	0.66%	10%
15.25	14.12	3,749,519	0.41	1.16	0.67	12
13.61	10.54	2,797,749	0.50	1.51	0.69	19
12.53	1.45	2,287,495	0.50	1.79	0.69	9
12.58	16.53	2,104,717	0.50	1.92	0.69	5

14.92	2.45	1,195,830	0.80	0.81	1.16	10
15.05	13.50	995,919	0.97	0.61	1.17	12
13.44	9.89	564,358	1.01	0.99	1.19	19
12.39	0.94	413,805	1.02	1.27	1.19	9
12.44	15.98	415,301	1.02	1.40	1.19	5

15.14	3.15	353,402	0.08	1.51	0.40	10
15.27	14.45	329,525	0.16	1.39	0.42	12
13.62	10.71	293,756	0.25	1.75	0.44	19
12.55	1.70	250,089	0.25	2.03	0.44	9
12.60	16.88	231,620	0.25	2.15	0.44	5

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Year Ended June 30, 2015	$13.00	$0.19		$0.05	$0.24	$(0.22)	$(0.24)	$(0.46)
Year Ended June 30, 2014	12.01	0.18	(f)	1.02	1.20	(0.21)	—	(0.21)
Year Ended June 30, 2013	11.46	0.19	(f)	0.58	0.77	(0.22)	—	(0.22)
Year Ended June 30, 2012	11.40	0.23	(f)	0.06	0.29	(0.23)	—	(0.23)
Year Ended June 30, 2011	10.47	0.25		0.93	1.18	(0.25)	—	(0.25)

Class C
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2014	11.97	0.11	(f)	1.01	1.12	(0.14)	—	(0.14)
Year Ended June 30, 2013	11.42	0.13	(f)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.36	0.17	(f)	0.06	0.23	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)	—	(0.19)

Select Class
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)
Year Ended June 30, 2014	12.06	0.21	(f)	1.03	1.24	(0.24)	—	(0.24)
Year Ended June 30, 2013	11.51	0.22	(f)	0.58	0.80	(0.25)	—	(0.25)
Year Ended June 30, 2012	11.44	0.26	(f)	0.07	0.33	(0.26)	—	(0.26)
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)	—	(0.28)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$12.78	1.89%	$2,554,155	0.34%	1.46%	0.66%	11%
13.00	10.05	2,516,247	0.41	1.41	0.66	20
12.01	6.76	2,220,725	0.50	1.63	0.68	14
11.46	2.60	1,847,352	0.50	2.03	0.68	9
11.40	11.36	1,589,494	0.50	2.26	0.68	3

12.73	1.44	1,831,636	0.79	1.02	1.16	11
12.95	9.42	1,580,447	0.97	0.87	1.16	20
11.97	6.27	1,142,903	1.01	1.12	1.18	14
11.42	2.09	841,332	1.01	1.50	1.18	9
11.36	10.73	843,076	1.01	1.76	1.18	3

12.84	2.13	130,507	0.09	1.71	0.40	11
13.06	10.35	119,664	0.16	1.66	0.41	20
12.06	6.97	112,843	0.25	1.87	0.43	14
11.51	2.92	95,175	0.25	2.27	0.43	9
11.44	11.57	89,120	0.25	2.48	0.43	3

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Year Ended June 30, 2015	$19.59	$0.15	(f)	$0.91	$1.06	$(0.39)	$(0.31)	$(0.70)
Year Ended June 30, 2014	16.25	0.11	(f)	3.45	3.56	(0.22)	—	(0.22)
Year Ended June 30, 2013	13.88	0.14	(f)	2.38	2.52	(0.15)	—	(0.15)
Year Ended June 30, 2012	14.14	0.10	(f)	(0.25)	(0.15)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.22	0.09	(f)	2.92	3.01	(0.09)	—	(0.09)

Class C
Year Ended June 30, 2015	18.75	0.05	(f)	0.87	0.92	(0.35)	(0.31)	(0.66)
Year Ended June 30, 2014	15.60	0.01	(f)	3.30	3.31	(0.16)	—	(0.16)
Year Ended June 30, 2013	13.34	0.05	(f)	2.30	2.35	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.61	0.02	(f)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.82	0.02	(f)	2.80	2.82	(0.03)	—	(0.03)

Select Class
Year Ended June 30, 2015	19.91	0.20	(f)	0.93	1.13	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2014	16.51	0.16	(f)	3.50	3.66	(0.26)	—	(0.26)
Year Ended June 30, 2013	14.09	0.17	(f)	2.44	2.61	(0.19)	—	(0.19)
Year Ended June 30, 2012	14.35	0.14	(f)	(0.26)	(0.12)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.39	0.13	(f)	2.95	3.08	(0.12)	—	(0.12)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$19.95	5.51%	$1,994,792	0.38%	0.74%	0.71%	10%
19.59	21.95	1,791,194	0.41	0.59	0.71	8
16.25	18.28	1,344,928	0.49	0.89	0.76	15
13.88	(1.03)	1,100,639	0.50	0.72	0.75	6
14.14	26.86	1,089,221	0.50	0.71	0.76	15

19.01	4.97	268,270	0.85	0.26	1.21	10
18.75	21.30	226,430	0.95	0.05	1.21	8
15.60	17.69	157,546	1.04	0.34	1.25	15
13.34	(1.57)	125,391	1.05	0.17	1.25	6
13.61	26.11	128,944	1.06	0.15	1.26	15

20.29	5.80	260,097	0.10	1.01	0.42	10
19.91	22.25	182,413	0.16	0.85	0.46	8
16.51	18.64	123,906	0.24	1.13	0.51	15
14.09	(0.77)	108,189	0.25	0.99	0.50	6
14.35	27.11	123,051	0.25	0.96	0.51	15

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Year Ended June 30, 2015	$17.11	$0.19	(f)	$0.44	$0.63	$(0.33)	$(0.39)	$(0.72)
Year Ended June 30, 2014	14.78	0.16	(f)	2.40	2.56	(0.23)	—	(0.23)
Year Ended June 30, 2013	13.17	0.18	(f)	1.64	1.82	(0.21)	—	(0.21)
Year Ended June 30, 2012	13.28	0.17	(f)	(0.10)	0.07	(0.18)	—	(0.18)
Year Ended June 30, 2011	11.05	0.18	(f)	2.23	2.41	(0.18)	—	(0.18)

Class C
Year Ended June 30, 2015	16.72	0.11	(f)	0.44	0.55	(0.26)	(0.39)	(0.65)
Year Ended June 30, 2014	14.46	0.07	(f)	2.34	2.41	(0.15)	—	(0.15)
Year Ended June 30, 2013	12.89	0.10	(f)	1.61	1.71	(0.14)	—	(0.14)
Year Ended June 30, 2012	13.01	0.10	(f)	(0.11)	(0.01)	(0.11)	—	(0.11)
Year Ended June 30, 2011	10.83	0.11	(f)	2.19	2.30	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2015	16.89	0.23	(f)	0.44	0.67	(0.37)	(0.39)	(0.76)
Year Ended June 30, 2014	14.59	0.19	(f)	2.38	2.57	(0.27)	—	(0.27)
Year Ended June 30, 2013	13.00	0.21	(f)	1.63	1.84	(0.25)	—	(0.25)
Year Ended June 30, 2012	13.12	0.20	(f)	(0.11)	0.09	(0.21)	—	(0.21)
Year Ended June 30, 2011	10.92	0.21	(f)	2.20	2.41	(0.21)	—	(0.21)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)		Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$17.02	3.78%		$2,659,305	0.36%	1.11%	0.69%	9%
17.11	17.40		2,432,024	0.41	0.96	0.68	10
14.78	13.91		1,812,603	0.49	1.29	0.72	20
13.17	0.60		1,485,151	0.50	1.33	0.71	11
13.28	21.91		1,443,240	0.50	1.45	0.71	9

16.62	3.37		430,037	0.82	0.65	1.19	9
16.72	16.72		358,544	0.96	0.42	1.18	10
14.46	13.34		225,157	1.02	0.76	1.21	20
12.89	0.00	(g)	179,336	1.03	0.80	1.21	11
13.01	21.28		186,625	1.04	0.91	1.21	9

16.80	4.11		244,290	0.09	1.38	0.41	9
16.89	17.71		208,836	0.16	1.21	0.44	10
14.59	14.22		156,714	0.24	1.53	0.47	20
13.00	0.79		127,295	0.25	1.59	0.46	11
13.12	22.19		146,524	0.25	1.69	0.46	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$5,564,300	$—	$—	$5,564,300

Investor Conservative Growth Fund
Total Investments in Securities (a)	$4,516,066	$—	$—	$4,516,066

Investor Growth Fund
Total Investments in Securities (a)	$2,522,732	$—	$—	$2,522,732

Investor Growth & Income Fund
Total Investments in Securities (a)	$3,332,500	$—	$—	$3,332,500

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM” ) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands):

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Investor Balanced Fund
JPMorgan Commodities Strategy Fund, Select Class Shares	$25,995	$1,000	$—	$—	$—	1,910	$20,437
JPMorgan Core Bond Fund, Select Class Shares	613,016	246,560	6,300	882	17,519	72,864	848,868
JPMorgan Core Plus Bond Fund, Select Class Shares	467,919	58,957	6,300	3,303	14,931	62,152	510,890
JPMorgan Dynamic Growth Fund, Select Class Shares	102,706	13,427	5,400	2,052	—	4,567	117,968
JPMorgan Emerging Economies Fund, Select Class Shares	78,848	3,914	15,000	(1,383)	1,315	4,901	61,699
JPMorgan Emerging Markets Debt Fund, Select Class Shares	25,141	24,455	—	—	1,655	5,913	47,064
JPMorgan Emerging Markets Equity Fund, Select Class Shares	80,273	2,837	18,800	159	737	2,606	57,728
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	42,669	27	1,800	(529)	26	4,153	33,969
JPMorgan Equity Income Fund, Select Class Shares	78,879	6,852	3,000	1,679	1,699	5,978	83,514
JPMorgan Floating Rate Income Fund, Select Class Shares	142,844	53,106	14,500	(323)	6,101	18,064	176,664
JPMorgan Global Natural Resources Fund, Select Class Shares	13,077	1,049	—	—	49	1,340	9,449
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	185,507	4,960	7,000	2,685	2,602	9,686	182,476
JPMorgan Government Bond Fund, Select Class Shares	5,692	6,490	—	220	271	1,104	11,991
JPMorgan High Yield Fund, Select Class Shares	109,005	23,950	2,400	2,191	6,213	16,147	122,230
JPMorgan Inflation Managed Bond Fund, Select Class Shares	143,032	13,640	30,400	(1,348)	1,640	11,843	121,509
JPMorgan International Equity Fund, Select Class Shares	60,425	51,845	4,000	(293)	1,545	6,682	106,311
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	151,569	114,542	—	24,182	3,960	13,405	232,315
JPMorgan Intrepid America Fund, Select Class Shares	354,247	35,723	57,100	24,235	4,195	8,923	343,433
JPMorgan Intrepid European Fund, Select Class Shares	45,925	49,977	2,000	(252)	1,577	3,593	90,836
JPMorgan Intrepid Growth Fund, Select Class Shares	167,830	16,960	17,800	1,697	960	4,512	186,225
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	111,796	15,182	28,700	20,155	565	3,968	90,360

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Investor Balanced Fund (continued)
JPMorgan Large Cap Growth Fund, Select Class Shares	$47,170	$10,850	$7,200	$1,582	$—	1,581	$58,384
JPMorgan Large Cap Value Fund, Select Class Shares	183,236	40,750	48,300	30,980	2,189	10,798	159,695
JPMorgan Latin America Fund, Select Class Shares	27,512	1,224	3,000	(695)	124	1,348	18,875
JPMorgan Limited Duration Bond Fund, Select Class Shares	135,456	65,355	4,200	4	1,455	19,659	196,792
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	299,628	407,257	562,942	—	121	143,943	143,943
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	176,596	49,903	11,900	22,609	1,978	15,752	206,199
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	162,367	—	49,200	510	—	11,269	113,477
JPMorgan Research Market Neutral Fund, Select Class Shares	107,386	2,700	—	2,700	—	7,109	106,855
JPMorgan Small Cap Value Fund, Select Class Shares	—	39,230	—	—	131	1,394	39,042
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	136,817	2,549	27,700	(392)	2,549	9,364	109,188
JPMorgan Systematic Alpha Fund, Select Class Shares	—	96,614	—	90	824	6,393	95,123
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	61,730	3,396	11,500	4,121	372	3,032	55,760
JPMorgan U.S. Equity Fund, Select Class Shares	480,791	57,034	73,000	46,111	5,100	31,366	463,592
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	233,848	22,637	31,800	18,760	1,598	7,600	228,534
JPMorgan Unconstrained Debt Fund, Select Class Shares	23,213	1,229	—	—	1,229	2,356	23,233
JPMorgan Value Advantage Fund, Select Class Shares	80,759	6,660	—	2,031	928	2,990	89,672

	$5,162,904			$207,723	$86,158		$5,564,300

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Investor Conservative Growth Fund
JPMorgan Commodities Strategy Fund, Select Class Shares	$22,833	$1,000	$—	$—	$—	1,687	$18,048
JPMorgan Core Bond Fund, Select Class Shares	806,107	340,424	5,300	1,161	22,549	97,441	1,135,187
JPMorgan Core Plus Bond Fund, Select Class Shares	546,237	29,940	19,100	3,745	17,043	66,484	546,496
JPMorgan Dynamic Growth Fund, Select Class Shares	37,180	4,098	3,100	821	—	1,576	40,717
JPMorgan Emerging Economies Fund, Select Class Shares	43,093	2,711	13,600	(1,628)	710	2,283	28,744
JPMorgan Emerging Markets Debt Fund, Select Class Shares	17,533	15,196	—	—	1,095	3,896	31,012
JPMorgan Emerging Markets Equity Fund, Select Class Shares	43,460	2,403	15,300	(92)	404	1,221	27,055
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	59,351	37	1,200	(341)	36	5,934	48,540
JPMorgan Equity Income Fund, Select Class Shares	74,826	6,134	3,600	1,578	1,592	5,594	78,142
JPMorgan Floating Rate Income Fund, Select Class Shares	165,942	18,109	9,900	(234)	6,804	17,250	168,704
JPMorgan Global Natural Resources Fund, Select Class Shares	10,960	1,042	—	—	42	1,139	8,027
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	52,639	1,406	2,000	741	738	2,747	51,745
JPMorgan Government Bond Fund, Select Class Shares	19,861	13,887	—	609	778	3,058	33,206
JPMorgan High Yield Fund, Select Class Shares	75,923	23,700	2,000	1,520	4,564	12,132	91,838
JPMorgan Inflation Managed Bond Fund, Select Class Shares	182,755	10,080	33,200	(1,548)	2,079	14,961	153,503
JPMorgan International Equity Fund, Select Class Shares	31,271	17,273	3,000	(200)	672	2,791	44,402
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	100,956	59,177	1,000	16,504	2,712	7,876	136,484
JPMorgan Intrepid America Fund, Select Class Shares	254,954	21,505	53,800	24,831	2,867	5,980	230,157
JPMorgan Intrepid European Fund, Select Class Shares	26,864	25,491	3,000	(378)	891	1,873	47,345
JPMorgan Intrepid Growth Fund, Select Class Shares	105,706	14,484	13,900	2,393	582	2,866	118,273
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	42,122	7,858	17,300	8,087	210	1,312	29,871

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Investor Conservative Growth Fund (continued)
JPMorgan Large Cap Value Fund, Select Class Shares	$44,364	$12,844	$25,400	$11,347	$467	1,932	$28,567
JPMorgan Latin America Fund, Select Class Shares	18,652	1,084	3,000	(859)	84	868	12,146
JPMorgan Limited Duration Bond Fund, Select Class Shares	298,940	70,824	9,900	10	3,024	36,000	360,360
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	202,784	318,905	463,366	—	88	58,323	58,323
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	57,479	24,210	23,200	8,771	627	4,273	55,930
JPMorgan Mid Cap Growth Fund, Select Class Shares	24,224	5,767	2,700	2,455	—	912	28,340
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	142,186	—	56,501	959	—	8,561	86,207
JPMorgan Research Market Neutral Fund, Select Class Shares	111,954	2,816	4,300	2,766	—	7,131	107,173
JPMorgan Small Cap Value Fund, Select Class Shares	—	27,595	—	—	94	981	27,478
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	160,270	2,874	43,500	(555)	2,874	10,025	116,893
JPMorgan Systematic Alpha Fund, Select Class Shares	—	88,915	—	88	827	5,872	87,376
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	42,702	3,886	9,900	3,488	273	2,076	38,183
JPMorgan U.S. Equity Fund, Select Class Shares	232,162	49,756	52,100	23,059	2,553	15,560	229,981
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	133,376	11,532	16,500	10,649	928	4,337	130,423
JPMorgan Unconstrained Debt Fund, Select Class Shares	19,170	1,014	—	—	1,015	1,946	19,186
JPMorgan Value Advantage Fund, Select Class Shares	53,284	7,090	—	1,366	624	2,067	62,004

	$4,262,120			$121,113	$79,846		$4,516,066

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Investor Growth Fund
JPMorgan Commodities Strategy Fund, Select Class Shares	$12,839	$—	$—	$—	$—	907	$9,702
JPMorgan Core Bond Fund, Select Class Shares	24,905	71,115	3,600	140	1,345	7,907	92,120
JPMorgan Core Plus Bond Fund, Select Class Shares	16,122	10,515	3,200	96	522	2,800	23,016
JPMorgan Dynamic Growth Fund, Select Class Shares	22,753	1,363	—	363	—	991	25,610
JPMorgan Emerging Economies Fund, Select Class Shares	43,035	14,409	3,400	(212)	709	4,018	50,587
JPMorgan Emerging Markets Debt Fund, Select Class Shares	7,684	851	—	—	351	990	7,883
JPMorgan Emerging Markets Equity Fund, Select Class Shares	44,305	10,113	2,900	(43)	413	2,128	47,124
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	10,084	7	700	(206)	6	948	7,757
JPMorgan Equity Income Fund, Select Class Shares	32,130	3,873	1,000	674	705	2,527	35,304
JPMorgan Floating Rate Income Fund, Select Class Shares	20,942	4,463	10,200	(183)	663	1,498	14,650
JPMorgan Global Natural Resources Fund, Select Class Shares	7,078	25	—	—	25	674	4,753
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	66,944	1,804	2,000	952	946	3,524	66,386
JPMorgan High Yield Fund, Select Class Shares	13,614	3,031	3,600	311	746	1,594	12,066
JPMorgan Inflation Managed Bond Fund, Select Class Shares	39,475	384	13,500	(516)	384	2,453	25,168
JPMorgan International Equity Fund, Select Class Shares	77,578	36,034	—	—	1,734	7,009	111,510
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	81,772	73,770	—	13,207	2,163	7,992	138,496
JPMorgan International Unconstrained Equity Fund, Select Class Shares	—	44,300	—	—	—	2,377	44,071
JPMorgan Intrepid America Fund, Select Class Shares	274,816	21,253	20,200	13,912	3,311	7,349	282,867
JPMorgan Intrepid European Fund, Select Class Shares	27,037	47,047	—	—	947	2,922	73,857
JPMorgan Intrepid Growth Fund, Select Class Shares	135,562	3,275	8,900	1,615	775	3,508	144,786
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	82,091	15,748	14,500	12,386	452	3,376	76,863
JPMorgan Large Cap Growth Fund, Select Class Shares	185,166	4,461	19,900	12,812	—	5,268	194,481
JPMorgan Large Cap Value Fund, Select Class Shares	238,463	44,035	21,300	37,576	3,049	16,153	238,900

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Investor Growth Fund (continued)
JPMorgan Latin America Fund, Select Class Shares	$10,321	$4,245	$500	$(54)	$45	809	$11,324
JPMorgan Limited Duration Bond Fund, Select Class Shares	4,259	22	4,294	262	23	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	43,096	142,366	168,567	—	18	16,895	16,895
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	131,552	26,414	10,700	15,972	1,395	10,738	140,566
JPMorgan Mid Cap Growth Fund, Select Class Shares	14,958	2,310	—	1,410	—	576	17,886
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	22,396	—	11,000	183	—	1,132	11,402
JPMorgan Research Market Neutral Fund, Select Class Shares	13,436	338	1,000	310	—	823	12,368
JPMorgan Small Cap Value Fund, Select Class Shares	57,414	11,159	—	2,961	598	2,376	66,522
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	23,621	1,424	18,900	(206)	224	505	5,891
JPMorgan Systematic Alpha Fund, Select Class Shares	—	14,367	—	20	148	950	14,135
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	32,760	1,951	9,500	2,344	214	1,426	26,225
JPMorgan U.S. Equity Fund, Select Class Shares	324,189	30,715	29,700	29,353	3,493	21,854	323,001
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	106,632	8,869	13,300	8,775	720	3,452	103,797
JPMorgan Unconstrained Debt Fund, Select Class Shares	5,042	266	—	—	267	512	5,046
JPMorgan Value Advantage Fund, Select Class Shares	34,980	3,767	—	870	397	1,324	39,717

	$2,289,051			$155,084	$26,788		$2,522,732

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Investor Growth & Income Fund
JPMorgan Commodities Strategy Fund, Select Class Shares	$16,443	$1,999	$—	$—	$—	1,308	$13,994
JPMorgan Core Bond Fund, Select Class Shares	190,510	113,549	3,900	276	5,925	25,655	298,881
JPMorgan Core Plus Bond Fund, Select Class Shares	170,777	19,710	3,900	1,185	5,409	22,276	183,111
JPMorgan Dynamic Growth Fund, Select Class Shares	44,713	885	—	685	—	1,874	48,399
JPMorgan Emerging Economies Fund, Select Class Shares	55,129	3,798	2,100	(132)	898	4,170	52,496
JPMorgan Emerging Markets Debt Fund, Select Class Shares	9,205	8,649	—	—	550	2,129	16,950
JPMorgan Emerging Markets Equity Fund, Select Class Shares	57,802	3,420	5,300	50	520	2,294	50,815
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	19,637	12	—	—	12	2,011	16,453
JPMorgan Equity Income Fund, Select Class Shares	51,217	4,120	1,300	1,038	1,088	3,900	54,488
JPMorgan Floating Rate Income Fund, Select Class Shares	86,767	43,005	11,000	(250)	3,802	11,841	115,806
JPMorgan Global Natural Resources Fund, Select Class Shares	8,373	2,036	—	—	36	985	6,944
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	120,521	3,211	5,000	1,753	1,683	6,267	118,075
JPMorgan Government Bond Fund, Select Class Shares	—	11,217	—	203	215	1,018	11,055
JPMorgan High Yield Fund, Select Class Shares	63,744	15,889	2,700	1,218	3,628	9,516	72,038
JPMorgan Inflation Managed Bond Fund, Select Class Shares	71,085	10,806	20,500	(976)	807	5,758	59,072
JPMorgan International Equity Fund, Select Class Shares	96,715	31,314	—	—	1,914	7,867	125,157
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	100,540	69,127	—	15,921	2,607	8,505	147,399
JPMorgan Intrepid America Fund, Select Class Shares	319,333	27,950	23,100	17,962	3,785	8,651	332,983
JPMorgan Intrepid European Fund, Select Class Shares	54,454	36,030	1,000	(126)	1,831	3,389	85,684
JPMorgan Intrepid Growth Fund, Select Class Shares	103,175	7,791	8,400	1,195	591	2,769	114,267
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	40,222	11,375	20,500	10,267	218	1,238	28,192
JPMorgan Large Cap Growth Fund, Select Class Shares	144,132	13,488	6,600	3,291	—	4,659	171,992
JPMorgan Large Cap Value Fund, Select Class Shares	185,292	38,991	17,200	29,533	2,398	12,865	190,271
JPMorgan Latin America Fund, Select Class Shares	13,825	655	2,000	(139)	55	663	9,287
JPMorgan Limited Duration Bond Fund, Select Class Shares	—	25,466	5,000	(13)	65	2,041	20,432

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Investor Growth & Income Fund (continued)
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$117,899	$204,801	$300,097	$—	$34	22,603	$22,603
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	130,172	24,125	21,300	16,512	1,312	9,654	126,369
JPMorgan Mid Cap Growth Fund, Select Class Shares	18,793	2,725	1,000	1,795	—	684	21,257
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	87,152	—	37,100	413	—	4,979	50,135
JPMorgan Research Market Neutral Fund, Select Class Shares	57,676	1,451	7,900	1,308	—	3,298	49,573
JPMorgan Small Cap Value Fund, Select Class Shares	37,465	22,336	—	2,339	496	2,109	59,054
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	59,639	1,033	22,100	(367)	1,033	3,222	37,564
JPMorgan Systematic Alpha Fund, Select Class Shares	—	47,473	—	53	420	3,137	46,681
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	47,583	2,751	6,000	2,851	302	2,497	45,923
JPMorgan U.S. Equity Fund, Select Class Shares	316,936	33,259	22,200	28,762	3,430	22,098	326,604
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	137,072	11,266	12,800	10,733	922	4,581	137,761
JPMorgan Unconstrained Debt Fund, Select Class Shares	15,147	803	1,000	(56)	802	1,436	14,160
JPMorgan Value Advantage Fund, Select Class Shares	45,741	3,611	—	1,105	505	1,686	50,575

	$3,094,886			$148,389	$47,293		$3,332,500

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$32,444	$(32,444)
Investor Conservative Growth Fund	—	12,408	(12,408)
Investor Growth Fund	—	30,452	(30,452)
Investor Growth & Income Fund	—	26,844	(26,844)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the year ended June 30, 2015, the effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Investor Balanced Fund	0.06%
Investor Conservative Growth Fund	0.06
Investor Growth Fund	0.06
Investor Growth & Income Fund	0.06

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$2,457	$3
Investor Conservative Growth Fund	1,410	4
Investor Growth Fund	841	3
Investor Growth & Income Fund	1,401	2

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund*	0.39%	1.14%	1.14%	0.14%
Investor Conservative Growth Fund*	0.39	1.14	1.14	0.14
Investor Growth Fund*	0.39	1.14	1.14	0.14
Investor Growth & Income Fund*	0.39	1.14	1.14	0.14

*	Prior to September 1, 2013, the contractual expense limitations for the Funds were 0.50%, 1.25%, 1.25% and 0.25% for Class A, Class B, Class C and Select Class Shares, respectively.

Except as noted above, the contractual expense limitation percentages were in effect for the year ended June 30, 2015 and are in place until at least October 31, 2015 except for Class B Shares which are no longer operating.

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% of the Funds’ net assets, the Funds’ Distributor may waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the Underlying Funds. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Investor Balanced Fund	$2,140	$1,910	$7,952	$12,002	$1,436
Investor Conservative Growth Fund	1,703	1,610	5,246	8,559	1,685
Investor Growth Fund	1,203	1,080	4,667	6,950	117
Investor Growth & Income Fund	1,529	1,209	5,595	8,333	604

In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2015 as follows (amounts in thousands). However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Voluntary Waivers
Shareholder Servicing
Investor Balanced Fund	$4,351
Investor Conservative Growth Fund	4,698
Investor Growth Fund	1,012
Investor Growth & Income Fund	1,884

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$1,145,584	$488,300
Investor Conservative Growth Fund	926,162	447,301
Investor Growth Fund	517,723	227,794
Investor Growth & Income Fund	655,326	270,900

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,820,651	$819,770	$76,121	$743,649
Investor Conservative Growth Fund	4,107,731	472,492	64,157	408,335
Investor Growth Fund	1,904,934	649,581	31,783	617,798
Investor Growth & Income Fund	2,742,007	641,898	51,405	590,493

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$101,470	$90,726	$192,196
Investor Conservative Growth Fund	70,845	78,817	149,662
Investor Growth Fund	47,324	36,115	83,439
Investor Growth & Income Fund	61,387	71,664	133,051

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$67,378	$13,736	$81,114
Investor Conservative Growth Fund	57,433	745	58,178
Investor Growth Fund	23,743	—	23,743
Investor Growth & Income Fund	37,939	—	37,939

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$8,797	$164,745	$743,649
Investor Conservative Growth Fund	4,341	100,405	408,335
Investor Growth Fund	2,168	120,836	617,798
Investor Growth & Income Fund	4,376	116,149	590,493
For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2015, the Funds did not have any net capital loss carryforwards.

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Multi-Cap Market Neutral Fund	90%
JPMorgan Large Cap Value Fund	82
JPMorgan International Unconstrained Equity Fund	82
JPMorgan International Research Enhanced Equity Fund	76
JPMorgan Systematic Alpha Fund	76
JPMorgan Commodities Strategy Fund	72
JPMorgan Global Natural Resources Fund	71
JPMorgan Dynamic Growth Fund	69
JPMorgan Latin America Fund	64
JPMorgan U.S. Dynamic Plus Fund	54
JPMorgan Intrepid Growth Fund	53
JPMorgan Limited Duration Bond Fund	47
JPMorgan Market Expansion Enhanced Index Fund	39
JPMorgan Research Market Neutral Fund	38
JPMorgan Emerging Markets Local Currency Debt Fund	37
JPMorgan Intrepid America Fund	32
JPMorgan Intrepid European Fund	31
JPMorgan Core Plus Bond Fund	30
JPMorgan Emerging Economies Fund	24
JPMorgan Intrepid Mid Cap Fund	23
JPMorgan Inflation Managed Bond Fund	21
JPMorgan Floating Rate Income Fund	18
JPMorgan International Equity Fund	14

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

% of Net Assets
JPMorgan U.S. Equity Fund	11%
JPMorgan Small Cap Value Fund	10

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ net assets.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	43

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	45

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015 and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,012.20	$1.75	0.35%
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class C
Actual	1,000.00	1,009.60	4.24	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,013.50	0.40	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,007.90	1.74	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class C
Actual	1,000.00	1,005.20	4.23	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,008.50	0.45	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,022.70	$1.86	0.37%
Hypothetical	1,000.00	1,022.96	1.86	0.37
Class C
Actual	1,000.00	1,019.90	4.41	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Select Class
Actual	1,000.00	1,024.20	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,018.10	1.85	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Class C
Actual	1,000.00	1,015.60	4.30	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Select Class
Actual	1,000.00	1,019.70	0.40	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

48	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deductions
Investor Balanced Fund	18.92%
Investor Conservative Growth Fund	15.29
Investor Growth Fund	26.24
Investor Growth & Income Fund	22.30

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Investor Balanced Fund	$90,726
Investor Conservative Growth Fund	78,817
Investor Growth Fund	36,115
Investor Growth & Income Fund	71,664

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Investor Balanced Fund	$35,206
Investor Conservative Growth Fund	27,098
Investor Growth Fund	14,625
Investor Growth & Income Fund	23,679

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2015, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2015 will be disclosed in the semi-annual report for the period ended December 31, 2015.

JUNE 30, 2015	J.P. MORGAN INVESTOR FUNDS	49

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-INV-615

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2015

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate

Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited)

twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. However, small cap growth stocks outperformed all other equity categories and growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell 1000 Value Index returned 4.13%, the Russell 1000 Growth Index returned 10.56% and the Russell Midcap Growth Index returned 9.45%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that it believes have strong management teams, high earnings quality and positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Funds were managed and positioned in accordance with this investment philosophy and process.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.51%
Russell 3000 Index	7.29%

Net Assets as of 6/30/2015 (In Thousands)	$22,640

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 3000 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the health care sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Cigna Corp., Northrop Grumman Corp. and Apple Inc. Shares of Cigna, a health insurance company, rose on a takeover offer from Anthem Inc. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Apple, a provider of smartphones and related devices and services, rose on continued execution in product development and strong sales growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in TripAdvisor Inc., SanDisk Corp. and Rovi Corp. Shares of TripAdvisor, an online travel company, weakened amid disappointing earnings. Shares of SanDisk, a maker of data storage systems, fell on weakness in demand for its solid state drive products. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.6%
2.	Microsoft Corp.	3.7
3.	Wells Fargo & Co.	2.7
4.	Cigna Corp.	2.5
5.	Citigroup, Inc.	2.5
6.	Gilead Sciences, Inc.	2.4
7.	Time Warner, Inc.	2.2
8.	Northrop Grumman Corp.	2.1
9.	Home Depot, Inc. (The)	1.9
10.	Pfizer, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.5%
Health Care	18.0
Financials	16.4
Consumer Discretionary	14.2
Consumer Staples	9.4
Energy	8.0
Industrials	6.5
Materials	1.4
Utilities	1.4
Telecommunication Services	1.0
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		7.22%	17.99%	7.08%
With Sales Charge*		1.59	16.72	6.50
CLASS C SHARES	February 19, 2005
Without CDSC		6.71	17.43	6.54
With CDSC**		5.71	17.43	6.54
SELECT CLASS SHARES	February 28, 2003	7.51	18.29	7.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.56%
S&P 500 Index(1)	7.42%
Russell 1000 Index	7.37%

Net Assets as of 6/30/2015 (In Thousands)	$3,709,637

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the health care and industrials sectors was a leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary and financials sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Northrop Grumman Corp., Kroger Co. and Anthem Inc. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Kroger, a supermarket chain, rose on increased consumer spending in the U.S., an increase in its dividend and a share repurchase program. Shares of Anthem, a health insurer, rose on news of its takeover offer for Cigna Corp.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Apollo Education Group Inc., National Oilwell Varco Inc. and Patterson-UTI Energy Inc. Shares of Apollo Group, a for-profit higher education company, fell on declining revenue and increased regulatory scrutiny. Shares of National Oilwell, a provider of equipment for the oil and gas industry, fell on decreased demand as energy sector companies cut back on new projects. Patterson-UTI, an owner/operator of oil drilling rigs, fell amid a decline in global oil prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	Wells Fargo & Co.	3.3
3.	Microsoft Corp.	2.9
4.	Pfizer, Inc.	2.7
5.	Time Warner, Inc.	2.3
6.	Anthem, Inc.	2.3
7.	Target Corp.	2.2
8.	Medtronic plc, (Ireland)	2.2
9.	Northrop Grumman Corp.	2.1
10.	Kroger Co. (The)	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.8%
Health Care	15.6
Financials	14.5
Consumer Discretionary	11.2
Industrials	10.0
Consumer Staples	8.2
Energy	8.0
Materials	3.2
Telecommunication Services	3.0
Utilities	2.3
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
(1)	On November 1, 2014, the JPMorgan Intrepid America Fund adopted the S&P 500 Index as its primary Benchmark, replacing the Russell 1000 Index, because the portfolio managers believe the S&P 500 Index is a more representative benchmark for large cap funds.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		8.27%	17.74%	7.62%
With Sales Charge*		2.58	16.48	7.04
CLASS C SHARES	February 19, 2005
Without CDSC		7.72	17.15	7.09
With CDSC**		6.72	17.15	7.09
CLASS R2 SHARES	November 3, 2008	8.01	17.44	7.45
CLASS R5 SHARES	May 15, 2006	8.76	18.28	8.10
SELECT CLASS SHARES	February 28, 2003	8.56	18.03	7.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Russell 1000 Index and the Lipper Large-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

On November 1, 2014, the JPMorgan Intrepid America Fund adopted the Standard & Poor’s 500 Index as its primary Benchmark, replacing the Russell 1000 Index, because the portfolio managers believe the S&P 500 Index is a more representative benchmark for large cap funds.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	11.43%
Russell 1000 Growth Index	10.56%

Net Assets as of 6/30/2015 (In Thousands)	$1,054,829

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and utilities sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kroger Co., United Therapeutics Corp. and Electronic Arts Inc. Shares of Kroger, a supermarket chain, rose on increased consumer spending in the U.S., an increase in its dividend and a share repurchase program. Shares of United Therapeutics, a drug maker, rose on U.S. Food and Drug Administration approval of the company’s treatment for cancer in children. Shares of Electronic Arts, a maker of video games, rose on better-than-expected earnings and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Apollo Education Group Inc., National Oilwell Varco Corp. and Viacom Inc. Shares of Apollo Group, a for-profit higher education company, fell on declining revenue and increased regulatory scrutiny. Shares of National Oilwell, a provider of equipment for the oil and gas industry, fell on decreased demand as energy sector companies cut back on new projects. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.9%
2.	Microsoft Corp.	3.7
3.	Gilead Sciences, Inc.	3.6
4.	Amgen, Inc.	2.9
5.	Oracle Corp.	2.7
6.	Home Depot, Inc. (The)	2.7
7.	Visa, Inc., Class A	2.6
8.	Anthem, Inc.	2.0
9.	Time Warner, Inc.	2.0
10.	Target Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.3%
Consumer Discretionary	19.1
Health Care	17.8
Industrials	10.7
Consumer Staples	9.4
Financials	3.8
Materials	3.5
Telecommunication Services	1.7
Energy	1.3
Utilities	0.4
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		11.16%	18.56%	8.52%
With Sales Charge*		5.33	17.29	7.94
CLASS C SHARES	February 19, 2005
Without CDSC		10.60	17.97	7.97
With CDSC**		9.60	17.97	7.97
CLASS R2 SHARES	November 3, 2008	10.87	18.27	8.34
CLASS R5 SHARES	May 15, 2006	11.66	19.10	8.98
SELECT CLASS SHARES	February 28, 2003	11.43	18.86	8.79

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.97%
Russell Midcap Index	6.63%

Net Assets as of 6/30/2015 (In Thousands)	$975,549

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the semiconductors and internet software and service sectors was a leading detractor from performance relative to the Benchmark, while security selection in the energy and industrial cyclical sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Rovi Corp., Micron Technology, Inc. and ManpowerGroup Inc. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents. Shares of Micron Technology, a semiconductor maker not held in the Benchmark, fell after reporting a sharp drop in revenue amid declining demand and falling prices for semiconductors. Shares of ManpowerGroup, a provider of employment and personnel services, fell after the company said the relative strength of the U.S. dollar would hurt revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Huntington Ingalls Industries Inc., Booz Allen Hamilton Holding Corp. and Lear Corp. Shares of Huntington Ingalls, a shipbuilder, climbed higher on expectations of increased military contracts. Shares of Booz Allen, a management and technology consulting company, rose after the company raised its earnings forecast. Shares of Lear, a maker of automobile seating, rose on healthy earnings growth and a potential split of the company into two entities, which could benefit shareholders.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	ManpowerGroup, Inc.	2.1%
2.	Bunge Ltd.	2.1
3.	Jones Lang LaSalle, Inc.	2.0
4.	Huntington Ingalls Industries, Inc.	1.9
5.	AmerisourceBergen Corp.	1.9
6.	AECOM	1.7
7.	Lear Corp.	1.7
8.	Southwest Airlines Co.	1.6
9.	Hologic, Inc.	1.5
10.	Ross Stores, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.3%
Information Technology	15.7
Industrials	13.8
Consumer Discretionary	13.7
Health Care	11.4
Energy	6.0
Consumer Staples	5.8
Materials	5.2
Utilities	5.1
Telecommunication Services	1.0
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		5.69%	17.78%	8.59%
With Sales Charge*		0.13	16.51	8.01
CLASS C SHARES	March 22, 1999
Without CDSC		5.02	17.02	7.92
With CDSC**		4.02	17.02	7.92
SELECT CLASS SHARES	June 1, 1991	5.97	18.08	8.87

*	Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.41%
Russell 1000 Value Index	4.13%

Net Assets as of 6/30/2015 (In Thousands)	$1,787,783

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the health care sector and its security selection in the energy sector were leading positive contributors to performance relative to the Benchmark, while security selection in the information technology and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kroger Co. and Valero Energy Corp. and its underweight position in Johnson & Johnson. Shares of Kroger, a supermarket chain not held in the Benchmark, rose on increased consumer spending in the U.S., an increase in its dividend and a share repurchase program. Shares of Valero Energy, a refinery operator specializing in gasoline and diesel fuel, rose on the company’s plans to expand its refining and transport systems to reduce operating costs. Shares of Johnson & Johnson, a maker of consumer health care products that was not held in the Fund, fell on weakness in sales of medical devices and the relative strength of the U.S. dollar, which makes U.S. products more expensive overseas.

Leading individual detractors from relative performance included the Fund’s overweight positions in SanDisk Corp., National Oilwell Varco Inc. and Micron Technology, Inc. Shares of SanDisk, a maker of data storage systems, fell on weakness in demand for its solid state drive products. Shares of National Oilwell, a provider of equipment for the oil and gas industry, fell on decreased demand as energy sector companies cut back on new projects. Shares of Micron Technology, a semiconductor maker, fell after reporting a sharp drop in revenue amid declining demand and falling prices for semiconductors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.1%
2.	Pfizer, Inc.	3.8
3.	Citigroup, Inc.	3.2
4.	Bank of America Corp.	2.6
5.	Anthem, Inc.	2.3
6.	Valero Energy Corp.	2.3
7.	General Dynamics Corp.	2.0
8.	Archer-Daniels-Midland Co.	2.0
9.	Apple, Inc.	1.9
10.	LyondellBasell Industries N.V., Class A	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.0%
Energy	14.0
Health Care	12.1
Information Technology	10.8
Industrials	10.4
Consumer Staples	6.8
Consumer Discretionary	5.4
Utilities	5.3
Materials	3.5
Telecommunication Services	1.4
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		5.24%	17.22%	7.58%
With Sales Charge*		(0.29)	15.96	7.00
CLASS C SHARES	February 19, 2005
Without CDSC		4.72	16.62	7.05
With CDSC**		3.72	16.62	7.05
CLASS R2 SHARES	November 3, 2008	4.96	16.92	7.40
CLASS R5 SHARES	May 15, 2006	5.60	17.62	7.99
CLASS R6 SHARES	November 30, 2010	5.67	17.68	8.02
SELECT CLASS SHARES	February 28, 2003	5.41	17.39	7.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2005 to

June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.8%
	Consumer Discretionary — 14.2%
	Auto Components — 1.4%
4	Delphi Automotive plc, (United Kingdom)	325

	Hotels, Restaurants & Leisure — 1.3%
6	Hilton Worldwide Holdings, Inc. (a)	178
10	Wendy’s Co. (The)	110

		288

	Household Durables — 0.7%
1	Harman International Industries, Inc.	164

	Internet & Catalog Retail — 1.0%
2	Expedia, Inc.	235

	Media — 3.5%
5	Comcast Corp., Class A	288
6	Time Warner, Inc.	492

		780

	Multiline Retail — 0.8%
2	Target Corp.	182

	Specialty Retail — 4.0%
6	Best Buy Co., Inc.	193
4	Home Depot, Inc. (The)	433
2	Lowe’s Cos., Inc.	166
7	Staples, Inc.	107

		899

	Textiles, Apparel & Luxury Goods — 1.5%
3	Coach, Inc.	111
7	Hanesbrands, Inc.	226

		337

	Total Consumer Discretionary	3,210

	Consumer Staples — 9.4%
	Beverages — 2.2%
5	Coca-Cola Co. (The)	198
2	Molson Coors Brewing Co., Class B	105
2	PepsiCo, Inc.	200

		503

	Food & Staples Retailing — 2.2%
3	Walgreens Boots Alliance, Inc.	256
3	Wal-Mart Stores, Inc.	241

		497

	Food Products — 2.9%
2	Archer-Daniels-Midland Co. (m)	98
1	Ingredion, Inc.	103
5	Mondelez International, Inc., Class A	193

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
6	Tyson Foods, Inc., Class A	270

		664

	Household Products — 0.8%
1	Edgewell Personal Care Co.	178

	Tobacco — 1.3%
3	Philip Morris International, Inc.	206
1	Reynolds American, Inc.	76

		282

	Total Consumer Staples	2,124

	Energy — 8.0%
	Energy Equipment & Services — 0.6%
2	Baker Hughes, Inc.	146

	Oil, Gas & Consumable Fuels — 7.4%
1	Anadarko Petroleum Corp.	78
1	Chevron Corp.	123
2	ConocoPhillips	143
3	Devon Energy Corp.	183
4	Exxon Mobil Corp.	298
2	Hess Corp. (m)	109
6	Marathon Petroleum Corp.	290
3	Occidental Petroleum Corp.	206
4	Valero Energy Corp.	247

		1,677

	Total Energy	1,823

	Financials — 16.4%
	Banks — 7.3%
11	Bank of America Corp.	188
10	Citigroup, Inc.	558
5	Fifth Third Bancorp	101
4	SunTrust Banks, Inc.	188
11	Wells Fargo & Co.	607

		1,642

	Capital Markets — 1.5%
1	Ameriprise Financial, Inc.	69
2	Bank of New York Mellon Corp. (The)	89
5	Morgan Stanley	192

		350

	Consumer Finance — 2.0%
3	Capital One Financial Corp.	268
3	Discover Financial Services	177

		445

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Financial Services — 1.3%
6	Voya Financial, Inc.	301

	Insurance — 2.8%
2	Allstate Corp. (The)	133
4	American International Group, Inc. (m)	269
6	Hartford Financial Services Group, Inc. (The)	231

		633

	Real Estate Investment Trusts (REITs) — 1.0%
1	AvalonBay Communities, Inc. (m)	112
7	NorthStar Realty Finance Corp. (m)	113

		225

	Real Estate Management & Development — 0.5%
3	CBRE Group, Inc., Class A (a)	114

	Total Financials	3,710

	Health Care — 18.0%
	Biotechnology — 4.8%
2	Amgen, Inc.	249
2	Celgene Corp. (a)	179
5	Gilead Sciences, Inc.	542
1	Vertex Pharmaceuticals, Inc. (a)	124

		1,094

	Health Care Equipment & Supplies — 3.5%
1	Becton, Dickinson and Co. (m)	153
12	Boston Scientific Corp. (a)	209
3	Medtronic plc, (Ireland)	198
2	Stryker Corp.	234

		794

	Health Care Providers & Services — 7.2%
1	Aetna, Inc.	70
2	Anthem, Inc.	345
3	Cardinal Health, Inc.	244
4	Cigna Corp.	575
1	Humana, Inc.	196
1	McKesson Corp.	189

		1,619

	Pharmaceuticals — 2.5%
3	Bristol-Myers Squibb Co.	170
12	Pfizer, Inc.	400

		570

	Total Health Care	4,077

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrials — 6.5%
		Aerospace & Defense — 4.0%
2		General Dynamics Corp.	223
1		Lockheed Martin Corp.	209
3		Northrop Grumman Corp.	472

			904

		Airlines — 1.3%
2		Delta Air Lines, Inc.	94
4		Southwest Airlines Co.	131
1		United Continental Holdings, Inc. (a)	65

			290

		Construction & Engineering — 0.9%
6		AECOM (a)	202

		Machinery — 0.3%
3		Allison Transmission Holdings, Inc.	84

		Total Industrials	1,480

		Information Technology — 22.5%
		Communications Equipment — 2.6%
14		Cisco Systems, Inc.	395
3		QUALCOMM, Inc.	199

			594

		Internet Software & Services — 3.4%
—	(h)	Google, Inc., Class A (a)	185
—	(h)	Google, Inc., Class C (a)	205
2		VeriSign, Inc. (a)	111
7		Yahoo!, Inc. (a)	266

			767

		IT Services — 1.2%
2		MasterCard, Inc., Class A	170
2		Visa, Inc., Class A	111

			281

		Semiconductors & Semiconductor Equipment — 2.1%
4		Broadcom Corp., Class A	180
3		KLA-Tencor Corp.	162
2		Lam Research Corp.	140

			482

		Software — 5.7%
19		Microsoft Corp.	832
6		Oracle Corp.	223
8		Rovi Corp. (a)	134
4		Symantec Corp.	97

			1,286

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — 7.5%
10	Apple, Inc. (m)	1,276
11	Hewlett-Packard Co.	325
2	SanDisk Corp.	90

		1,691

	Total Information Technology	5,101

	Materials — 1.4%
	Chemicals — 0.5%
2	Dow Chemical Co. (The)	120

	Containers & Packaging — 0.6%
3	Crown Holdings, Inc. (a)	143

	Metals & Mining — 0.3%
3	United States Steel Corp.	53

	Total Materials	316

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
8	CenturyLink, Inc.	230

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 1.4%
	Gas Utilities — 0.8%
5	UGI Corp.	182

	Independent Power & Renewable Electricity Producers — 0.6%
10	AES Corp.	132

	Total Utilities	314

	Total Common Stocks (Cost $17,809)	22,385

Short-Term Investment — 1.2%
	Investment Company — 1.2%
264	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $264)	264

	Total Investments — 100.0% (Cost $18,073)	22,649
	Liabilities in Excess of Other Assets — 0.0% (g)	(9)

	NET ASSETS — 100.0%	$22,640

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 11.2%
	Auto Components — 0.8%
360	Delphi Automotive plc, (United Kingdom)	30,624

	Diversified Consumer Services — 1.1%
809	Apollo Education Group, Inc. (a)	10,424
22	Graham Holdings Co., Class B	23,974
208	H&R Block, Inc.	6,167

		40,565

	Hotels, Restaurants & Leisure — 1.0%
285	Darden Restaurants, Inc.	20,279
449	Restaurant Brands International, Inc., (Canada)	17,152

		37,431

	Household Durables — 1.1%
360	Jarden Corp. (a)	18,608
609	Toll Brothers, Inc. (a)	23,239

		41,847

	Media — 2.3%
991	Time Warner, Inc.	86,614

	Multiline Retail — 2.4%
85	Kohl’s Corp.	5,297
1,012	Target Corp.	82,577

		87,874

	Specialty Retail — 2.5%
526	Best Buy Co., Inc.	17,159
1,095	Lowe’s Cos., Inc.	73,346

		90,505

	Total Consumer Discretionary	415,460

	Consumer Staples — 8.2%
	Beverages — 0.2%
122	Molson Coors Brewing Co., Class B	8,489

	Food & Staples Retailing — 2.5%
168	CVS Health Corp.	17,578
1,050	Kroger Co. (The)	76,106

		93,684

	Food Products — 3.9%
1,490	Archer-Daniels-Midland Co. (m)	71,858
295	Bunge Ltd.	25,892
298	Ingredion, Inc.	23,783
927	Pilgrim’s Pride Corp.	21,286

		142,819

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.9%
213	Energizer Holdings, Inc.	27,954
58	Spectrum Brands Holdings, Inc.	5,865

		33,819

	Personal Products — 0.4%
260	Herbalife Ltd. (a)	14,312

	Tobacco — 0.3%
125	Reynolds American, Inc.	9,346

	Total Consumer Staples	302,469

	Energy — 8.0%
	Energy Equipment & Services — 3.0%
369	Baker Hughes, Inc.	22,755
621	Cameron International Corp. (a)	32,501
272	Ensco plc, (United Kingdom), Class A	6,064
140	Halliburton Co.	6,021
736	National Oilwell Varco, Inc.	35,539
113	Schlumberger Ltd.	9,705

		112,585

	Oil, Gas & Consumable Fuels — 5.0%
117	ConocoPhillips	7,167
644	Denbury Resources, Inc.	4,096
226	HollyFrontier Corp.	9,631
338	Marathon Oil Corp.	8,973
461	Marathon Petroleum Corp.	24,104
1,046	Oasis Petroleum, Inc. (a)	16,574
423	Occidental Petroleum Corp.	32,873
191	Tesoro Corp.	16,114
965	Valero Energy Corp.	60,422
472	WPX Energy, Inc. (a)	5,799

		185,753

	Total Energy	298,338

	Financials — 14.5%
	Banks — 6.3%
1,175	Bank of America Corp.	19,993
759	Citigroup, Inc.	41,911
494	Fifth Third Bancorp	10,291
162	KeyCorp	2,429
338	PNC Financial Services Group, Inc. (The)	32,349
2,209	Wells Fargo & Co.	124,231

		231,204

	Capital Markets — 0.8%
234	Ameriprise Financial, Inc.	29,259

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 1.4%
914	Discover Financial Services	52,670

	Diversified Financial Services — 0.2%
164	Voya Financial, Inc.	7,598

	Insurance — 3.6%
189	Allstate Corp. (The)	12,241
199	Aspen Insurance Holdings Ltd., (Bermuda)	9,532
161	Everest Re Group Ltd., (Bermuda)	29,322
274	Lincoln National Corp.	16,226
206	PartnerRe Ltd., (Bermuda)	26,510
197	Prudential Financial, Inc.	17,198
243	Travelers Cos., Inc. (The)	23,459

		134,488

	Real Estate Investment Trusts (REITs) — 1.1%
509	American Capital Agency Corp. (m)	9,352
429	Annaly Capital Management, Inc. (m)	3,946
455	RLJ Lodging Trust (m)	13,535
150	Vornado Realty Trust (m)	14,268

		41,101

	Real Estate Management & Development — 1.1%
338	CBRE Group, Inc., Class A (a)	12,514
171	Jones Lang LaSalle, Inc.	29,275

		41,789

	Total Financials	538,109

	Health Care — 15.6%
	Biotechnology — 3.8%
472	Amgen, Inc.	72,431
379	Gilead Sciences, Inc.	44,385
184	Vertex Pharmaceuticals, Inc. (a)	22,757

		139,573

	Health Care Equipment & Supplies — 2.4%
1,044	Medtronic plc, (Ireland)	77,338
120	Stryker Corp.	11,440

		88,778

	Health Care Providers & Services — 6.5%
319	Aetna, Inc.	40,672
511	Anthem, Inc.	83,941
492	Health Net, Inc. (a)	31,528
219	LifePoint Health, Inc. (a)	19,025
253	McKesson Corp.	56,967
133	Molina Healthcare, Inc. (a)	9,343

		241,476

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 2.9%
107	Merck & Co., Inc.	6,103
3,026	Pfizer, Inc.	101,456

		107,559

	Total Health Care	577,386

	Industrials — 10.0%
	Aerospace & Defense — 4.3%
135	Curtiss-Wright Corp.	9,765
203	General Dynamics Corp.	28,692
104	Huntington Ingalls Industries, Inc.	11,732
487	Northrop Grumman Corp.	77,253
553	Spirit AeroSystems Holdings, Inc., Class A (a)	30,498

		157,940

	Airlines — 2.2%
171	Alaska Air Group, Inc.	10,985
1,211	Delta Air Lines, Inc.	49,744
673	Southwest Airlines Co.	22,273

		83,002

	Commercial Services & Supplies — 0.8%
1,145	Pitney Bowes, Inc.	23,825
286	R.R. Donnelley & Sons Co.	4,985

		28,810

	Construction & Engineering — 0.4%
480	AECOM (a)	15,878

	Industrial Conglomerates — 0.1%
25	Danaher Corp.	2,140

	Machinery — 2.2%
486	Allison Transmission Holdings, Inc.	14,226
80	IDEX Corp.	6,279
686	Illinois Tool Works, Inc.	62,959

		83,464

	Total Industrials	371,234

	Information Technology — 21.8%
	Communications Equipment — 0.5%
1,648	Brocade Communications Systems, Inc.	19,577

	Internet Software & Services — 2.0%
761	eBay, Inc. (a)	45,837
442	VeriSign, Inc. (a)	27,280

		73,117

	IT Services — 3.4%
270	Amdocs Ltd.	14,745
549	Leidos Holdings, Inc.	22,155

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — continued
115	MasterCard, Inc., Class A	10,759
1,005	Visa, Inc., Class A	67,466
509	Western Union Co. (The)	10,344

		125,469

	Semiconductors & Semiconductor Equipment — 2.9%
570	Broadcom Corp., Class A	29,354
413	KLA-Tencor Corp.	23,187
287	Lam Research Corp.	23,364
628	NVIDIA Corp.	12,635
1,055	Teradyne, Inc.	20,341

		108,881

	Software — 6.3%
932	Activision Blizzard, Inc.	22,573
34	Citrix Systems, Inc. (a)	2,372
461	Electronic Arts, Inc. (a)	30,623
2,429	Microsoft Corp.	107,236
1,777	Oracle Corp.	71,613

		234,417

	Technology Hardware, Storage & Peripherals — 6.7%
1,718	Apple, Inc. (m)	215,456
596	Hewlett-Packard Co.	17,880
248	SanDisk Corp.	14,456

		247,792

	Total Information Technology	809,253

	Materials — 3.3%
	Chemicals — 1.8%
632	LyondellBasell Industries N.V., Class A	65,456

	Containers & Packaging — 0.8%
582	Sealed Air Corp.	29,918

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.7%
529	International Paper Co.	25,151

	Total Materials	120,525

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
863	AT&T, Inc.	30,640
709	CenturyLink, Inc.	20,831
1,689	Frontier Communications Corp.	8,360
1,082	Verizon Communications, Inc.	50,432

	Total Telecommunication Services	110,263

	Utilities — 2.3%
	Electric Utilities — 0.8%
418	Entergy Corp.	29,455

	Gas Utilities — 0.7%
831	UGI Corp.	28,638

	Multi-Utilities — 0.8%
733	Public Service Enterprise Group, Inc.	28,800

	Total Utilities	86,893

	Total Common Stocks (Cost $2,927,746)	3,629,930

Short-Term Investment — 2.2%
	Investment Company — 2.2%
82,114	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $82,114)	82,114

	Total Investments — 100.1% (Cost $3,009,860)	3,712,044
	Liabilities in Excess of Other Assets — (0.1)% (c)	(2,407)

	NET ASSETS — 100.0%	$3,709,637

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
751	E-mini S&P 500	09/18/15	USD	$77,143	$(1,134)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 19.1%
	Auto Components — 0.5%
56	Delphi Automotive plc, (United Kingdom)	4,739

	Diversified Consumer Services — 1.7%
170	Apollo Education Group, Inc. (a)	2,187
8	Graham Holdings Co., Class B	8,600
112	H&R Block, Inc.	3,330
113	ServiceMaster Global Holdings, Inc. (a)	4,080

		18,197

	Hotels, Restaurants & Leisure — 1.6%
129	Darden Restaurants, Inc.	9,134
214	Restaurant Brands International, Inc., (Canada)	8,176

		17,310

	Household Durables — 0.8%
11	Harman International Industries, Inc.	1,249
199	Toll Brothers, Inc. (a)	7,596

		8,845

	Internet & Catalog Retail — 0.4%
33	Expedia, Inc.	3,609

	Media — 5.4%
10	CBS Corp. (Non-Voting), Class B	566
129	DIRECTV (a)	11,998
109	DISH Network Corp., Class A (a)	7,394
60	Interpublic Group of Cos., Inc. (The)	1,152
1,554	Sirius XM Holdings, Inc. (a)	5,796
237	Time Warner, Inc.	20,708
190	Twenty-First Century Fox, Inc., Class A	6,184
50	Viacom, Inc., Class B	3,251

		57,049

	Multiline Retail — 2.1%
31	Kohl’s Corp.	1,941
248	Target Corp.	20,228

		22,169

	Specialty Retail — 5.6%
136	Foot Locker, Inc.	9,087
257	Home Depot, Inc. (The)	28,516
294	Lowe’s Cos., Inc.	19,696
126	Staples, Inc.	1,927

		59,226

	Textiles, Apparel & Luxury Goods — 1.0%
74	Carter’s, Inc.	7,909
77	Hanesbrands, Inc.	2,572

		10,481

	Total Consumer Discretionary	201,625

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 9.4%
	Beverages — 2.0%
52	Monster Beverage Corp. (a)	6,969
154	PepsiCo, Inc.	14,374

		21,343

	Food & Staples Retailing — 1.8%
262	Kroger Co. (The)	19,012

	Food Products — 3.6%
405	Archer-Daniels-Midland Co.	19,524
44	Bunge Ltd.	3,837
97	Ingredion, Inc.	7,734
323	Pilgrim’s Pride Corp.	7,417

		38,512

	Household Products — 0.5%
39	Energizer Holdings, Inc.	5,144

	Personal Products — 0.5%
91	Herbalife Ltd. (a)	5,030

	Tobacco — 1.0%
191	Altria Group, Inc.	9,352
11	Reynolds American, Inc.	840

		10,192

	Total Consumer Staples	99,233

	Energy — 1.3%
	Energy Equipment & Services — 0.9%
155	Cameron International Corp. (a)	8,133
42	Ensco plc, (United Kingdom), Class A	940

		9,073

	Oil, Gas & Consumable Fuels — 0.4%
38	Marathon Oil Corp.	1,003
223	Oasis Petroleum, Inc. (a)	3,530

		4,533

	Total Energy	13,606

	Financials — 3.8%
	Consumer Finance — 0.6%
109	Discover Financial Services	6,275

	Diversified Financial Services — 1.0%
82	Moody’s Corp.	8,885
43	Voya Financial, Inc.	2,008

		10,893

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 0.4%
14	Assurant, Inc.	938
23	Prudential Financial, Inc.	1,995
32	Validus Holdings Ltd., (Bermuda)	1,399

		4,332

	Real Estate Investment Trusts (REITs) — 1.3%
145	American Tower Corp. (m)	13,564

	Real Estate Management & Development — 0.5%
146	CBRE Group, Inc., Class A (a)	5,413

	Total Financials	40,477

	Health Care — 17.9%
	Biotechnology — 8.4%
201	Amgen, Inc.	30,873
33	Celgene Corp. (a)	3,866
328	Gilead Sciences, Inc.	38,437
29	United Therapeutics Corp. (a)	4,992
86	Vertex Pharmaceuticals, Inc. (a)	10,632

		88,800

	Health Care Equipment & Supplies — 0.8%
59	Edwards Lifesciences Corp. (a)	8,403

	Health Care Providers & Services — 7.7%
19	Aetna, Inc.	2,473
56	AmerisourceBergen Corp.	5,955
127	Anthem, Inc.	20,846
217	Cardinal Health, Inc.	18,152
103	Centene Corp. (a)	8,265
140	Health Net, Inc. (a)	8,989
37	McKesson Corp.	8,273
118	Molina Healthcare, Inc. (a)	8,267

		81,220

	Pharmaceuticals — 1.0%
27	Bristol-Myers Squibb Co.	1,803
238	Pfizer, Inc.	7,984

		9,787

	Total Health Care	188,210

	Industrials — 10.7%
	Aerospace & Defense — 5.4%
113	Curtiss-Wright Corp.	8,171
132	General Dynamics Corp.	18,760
64	Huntington Ingalls Industries, Inc.	7,172
42	Northrop Grumman Corp.	6,662
155	Spirit AeroSystems Holdings, Inc., Class A (a)	8,559
36	TransDigm Group, Inc. (a)	8,155

		57,479

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 3.2%
82	Alaska Air Group, Inc.	5,270
454	Delta Air Lines, Inc.	18,634
307	Southwest Airlines Co.	10,146

		34,050

	Commercial Services & Supplies — 1.0%
52	Cintas Corp.	4,356
233	Pitney Bowes, Inc.	4,847
64	R.R. Donnelley & Sons Co.	1,114

		10,317

	Machinery — 1.1%
249	Allison Transmission Holdings, Inc.	7,280
42	Illinois Tool Works, Inc.	3,883

		11,163

	Total Industrials	113,009

	Information Technology — 29.3%
	Internet Software & Services — 3.3%
224	eBay, Inc. (a)	13,494
87	IAC/InterActiveCorp	6,907
130	VeriSign, Inc. (a)	8,048
156	Yahoo!, Inc. (a)	6,133

		34,582

	IT Services — 3.6%
84	Amdocs Ltd.	4,558
29	Computer Sciences Corp.	1,890
89	Leidos Holdings, Inc.	3,593
413	Visa, Inc., Class A	27,713

		37,754

	Semiconductors & Semiconductor Equipment — 3.6%
288	Broadcom Corp., Class A	14,819
98	Lam Research Corp.	7,980
387	NVIDIA Corp.	7,785
394	Teradyne, Inc.	7,604

		38,188

	Software — 10.5%
325	Activision Blizzard, Inc.	7,876
185	Aspen Technology, Inc. (a)	8,431
81	Citrix Systems, Inc. (a)	5,655
132	Electronic Arts, Inc. (a)	8,771
53	Fortinet, Inc. (a)	2,207
879	Microsoft Corp.	38,788
716	Oracle Corp.	28,835
7	Red Hat, Inc. (a)	509

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
30	Tableau Software, Inc., Class A (a)	3,482
78	VMware, Inc., Class A (a)	6,713

		111,267

	Technology Hardware, Storage & Peripherals — 8.3%
663	Apple, Inc. (m)	83,112
73	SanDisk Corp.	4,256

		87,368

	Total Information Technology	309,159

	Materials — 3.5%
	Chemicals — 1.6%
161	LyondellBasell Industries N.V., Class A	16,688

	Containers & Packaging — 1.6%
146	Crown Holdings, Inc. (a)	7,719
176	Sealed Air Corp.	9,038

		16,757

	Metals & Mining — 0.1%
57	United States Steel Corp.	1,171

	Paper & Forest Products — 0.2%
50	International Paper Co.	2,384

	Total Materials	37,000

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
303	AT&T, Inc.	10,755
229	CenturyLink, Inc.	6,741

	Total Telecommunication Services	17,496

	Utilities — 0.4%
	Electric Utilities — 0.4%
57	Entergy Corp.	4,047

	Total Common Stocks (Cost $806,801)	1,023,862

Short-Term Investment — 3.0%
	Investment Company — 3.0%
31,742	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $31,742)	31,742

	Total Investments — 100.1% (Cost $838,543)	1,055,604
	Liabilities in Excess of Other Assets — (0.1)% (c)	(775)

	NET ASSETS — 100.0%	$1,054,829

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
272	E-mini S&P 500	09/18/15	USD	$27,940	$(490)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 13.7%
	Auto Components — 2.1%
132	Goodyear Tire & Rubber Co. (The)	3,968
145	Lear Corp.	16,244

		20,212

	Diversified Consumer Services — 0.1%
28	ServiceMaster Global Holdings, Inc. (a)	995

	Hotels, Restaurants & Leisure — 0.6%
1	Chipotle Mexican Grill, Inc. (a)	302
79	Darden Restaurants, Inc.	5,644

		5,946

	Household Durables — 0.5%
89	Jarden Corp. (a)	4,616

	Internet & Catalog Retail — 1.3%
325	Groupon, Inc. (a)	1,635
157	Liberty Interactive Corp. QVC Group, Class A (a)	4,359
181	Liberty Ventures, Series A (a)	7,092

		13,086

	Media — 1.8%
114	Cablevision Systems Corp., Class A	2,732
23	Charter Communications, Inc., Class A (a)	3,939
203	Interpublic Group of Cos., Inc. (The)	3,904
128	John Wiley & Sons, Inc., Class A	6,970

		17,545

	Multiline Retail — 1.9%
90	Dillard’s, Inc., Class A	9,499
135	Macy’s, Inc.	9,108

		18,607

	Specialty Retail — 4.2%
410	Best Buy Co., Inc.	13,377
19	Murphy USA, Inc. (a)	1,038
287	Ross Stores, Inc.	13,932
549	Staples, Inc.	8,410
24	Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,691

		40,448

	Textiles, Apparel & Luxury Goods — 1.2%
18	Carter’s, Inc.	1,945
92	Skechers U.S.A., Inc., Class A (a)	10,046

		11,991

	Total Consumer Discretionary	133,446

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.7%
	Food & Staples Retailing — 1.0%
131	Kroger Co. (The)	9,499

	Food Products — 3.8%
233	Bunge Ltd.	20,422
111	Ingredion, Inc.	8,883
178	Tyson Foods, Inc., Class A	7,571

		36,876

	Personal Products — 0.5%
98	Herbalife Ltd. (a)	5,421

	Tobacco — 0.4%
57	Reynolds American, Inc.	4,226

	Total Consumer Staples	56,022

	Energy — 6.0%
	Energy Equipment & Services — 1.3%
9	Baker Hughes, Inc.	586
52	Cameron International Corp. (a)	2,734
322	Nabors Industries Ltd., (Bermuda)	4,652
118	Rowan Cos. plc, Class A	2,500
213	Seadrill Ltd., (Bermuda)	2,200

		12,672

	Oil, Gas & Consumable Fuels — 4.7%
40	Cimarex Energy Co.	4,440
147	EQT Corp.	11,981
301	Marathon Oil Corp.	7,994
42	Marathon Petroleum Corp.	2,176
62	Murphy Oil Corp.	2,573
44	Newfield Exploration Co. (a)	1,571
9	Noble Energy, Inc.	388
79	PBF Energy, Inc., Class A	2,234
26	QEP Resources, Inc.	485
39	Valero Energy Corp.	2,429
142	World Fuel Services Corp.	6,804
216	WPX Energy, Inc. (a)	2,653

		45,728

	Total Energy	58,400

	Financials — 20.3%
	Banks — 3.1%
70	East West Bancorp, Inc.	3,155
32	Fifth Third Bancorp	662
110	Huntington Bancshares, Inc.	1,244
363	KeyCorp	5,445
83	PacWest Bancorp	3,872

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
382	Regions Financial Corp.	3,962
15	Signature Bank (a)	2,225
66	SVB Financial Group (a)	9,531

		30,096

	Capital Markets — 1.2%
22	Affiliated Managers Group, Inc. (a)	4,700
23	E*TRADE Financial Corp. (a)	677
77	Lazard Ltd., (Bermuda), Class A	4,330
12	Northern Trust Corp.	895
12	Raymond James Financial, Inc.	691
21	TD Ameritrade Holding Corp.	755

		12,048

	Consumer Finance — 1.8%
216	Discover Financial Services	12,446
142	Synchrony Financial (a)	4,666

		17,112

	Diversified Financial Services — 0.7%
8	Intercontinental Exchange, Inc.	1,878
78	MSCI, Inc.	4,783

		6,661

	Insurance — 4.4%
79	Allied World Assurance Co. Holdings AG, (Switzerland)	3,419
81	American Financial Group, Inc.	5,262
6	American National Insurance Co.	583
25	Aon plc, (United Kingdom)	2,482
30	Arch Capital Group Ltd., (Bermuda) (a)	2,012
9	Aspen Insurance Holdings Ltd., (Bermuda)	426
39	Assurant, Inc.	2,623
133	Assured Guaranty Ltd., (Bermuda)	3,184
19	Axis Capital Holdings Ltd., (Bermuda)	1,035
23	Endurance Specialty Holdings Ltd., (Bermuda)	1,524
9	Everest Re Group Ltd., (Bermuda)	1,620
16	FNF Group	586
60	Hanover Insurance Group, Inc. (The)	4,412
53	Hartford Financial Services Group, Inc. (The)	2,187
36	Lincoln National Corp.	2,132
48	Principal Financial Group, Inc.	2,467
24	Torchmark Corp.	1,422
111	Unum Group	3,965
37	Validus Holdings Ltd., (Bermuda)	1,636

		42,977

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 7.1%
92	Annaly Capital Management, Inc. (m)	842
89	Apartment Investment & Management Co., Class A (m)	3,276
4	AvalonBay Communities, Inc. (m)	576
10	Boston Properties, Inc. (m)	1,198
85	Brandywine Realty Trust (m)	1,134
146	Brixmor Property Group, Inc. (m)	3,372
16	Camden Property Trust (m)	1,203
20	Corrections Corp. of America (m)	652
22	Crown Castle International Corp. (m)	1,775
36	Douglas Emmett, Inc. (m)	973
322	Duke Realty Corp. (m)	5,970
52	Equity Commonwealth (a) (m)	1,334
54	Equity LifeStyle Properties, Inc. (m)	2,845
23	Equity Residential (m)	1,607
22	Extra Space Storage, Inc. (m)	1,428
16	Health Care REIT, Inc. (m)	1,050
168	Hospitality Properties Trust (m)	4,852
112	Host Hotels & Resorts, Inc. (m)	2,221
17	Mid-America Apartment Communities, Inc. (m)	1,223
73	NorthStar Realty Finance Corp. (m)	1,154
44	Post Properties, Inc. (m)	2,392
20	Regency Centers Corp. (m)	1,197
126	Retail Properties of America, Inc., Class A (m)	1,754
9	SL Green Realty Corp. (m)	989
39	Taubman Centers, Inc. (m)	2,710
42	Ventas, Inc. (m)	2,625
53	Vornado Realty Trust (m)	5,069
357	Weyerhaeuser Co. (m)	11,258
40	WP Carey, Inc. (m)	2,369

		69,048

	Real Estate Management & Development — 2.0%
14	CBRE Group, Inc., Class A (a)	507
114	Jones Lang LaSalle, Inc.	19,477

		19,984

	Total Financials	197,926

	Health Care — 11.4%
	Biotechnology — 2.5%
38	Alnylam Pharmaceuticals, Inc. (a)	4,579
44	BioMarin Pharmaceutical, Inc. (a)	6,004
10	Intercept Pharmaceuticals, Inc. (a)	2,390
30	Juno Therapeutics, Inc. (a)	1,621
36	Medivation, Inc. (a)	4,157

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
27	Puma Biotechnology, Inc. (a)	3,094
15	Receptos, Inc. (a)	2,813

		24,658

	Health Care Equipment & Supplies — 3.1%
5	Cooper Cos., Inc. (The)	908
52	Edwards Lifesciences Corp. (a)	7,435
374	Hologic, Inc. (a)	14,238
69	Zimmer Biomet Holdings, Inc.	7,537

		30,118

	Health Care Providers & Services — 4.1%
171	AmerisourceBergen Corp.	18,227
17	Cigna Corp.	2,689
135	Community Health Systems, Inc. (a)	8,476
37	Health Net, Inc. (a)	2,366
31	Humana, Inc.	5,853
53	Premier, Inc., Class A (a)	2,042

		39,653

	Pharmaceuticals — 1.7%
55	Akorn, Inc. (a)	2,397
73	Endo International plc, (Ireland) (a)	5,782
7	Jazz Pharmaceuticals plc, (Ireland) (a)	1,268
37	Perrigo Co. plc, (Ireland)	6,820

		16,267

	Total Health Care	110,696

	Industrials — 13.7%
	Aerospace & Defense — 3.4%
164	Huntington Ingalls Industries, Inc.	18,478
66	L-3 Communications Holdings, Inc.	7,506
4	Northrop Grumman Corp.	634
20	Orbital ATK, Inc.	1,467
87	Spirit AeroSystems Holdings, Inc., Class A (a)	4,811

		32,896

	Airlines — 2.1%
125	Delta Air Lines, Inc.	5,115
465	Southwest Airlines Co.	15,380

		20,495

	Commercial Services & Supplies — 1.4%
363	KAR Auction Services, Inc.	13,588

	Construction & Engineering — 2.3%
510	AECOM (a)	16,858
37	Fluor Corp.	1,945
94	Jacobs Engineering Group, Inc. (a)	3,810

		22,613

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.1%
35	Babcock & Wilcox Co. (The) (a)	1,145

	Machinery — 2.2%
97	Crane Co.	5,714
93	Ingersoll-Rand plc	6,250
78	Parker-Hannifin Corp.	9,068

		21,032

	Professional Services — 2.1%
232	ManpowerGroup, Inc.	20,727

	Road & Rail — 0.1%
21	Landstar System, Inc.	1,391

	Total Industrials	133,887

	Information Technology — 15.6%
	Communications Equipment — 0.5%
29	Harris Corp.	2,265
116	Juniper Networks, Inc.	3,023

		5,288

	Internet Software & Services — 2.5%
37	Equinix, Inc. (m)	9,322
72	IAC/InterActiveCorp	5,720
247	Twitter, Inc. (a)	8,954

		23,996

	IT Services — 4.8%
2	Alliance Data Systems Corp. (a)	715
165	Booz Allen Hamilton Holding Corp.	4,172
82	Computer Sciences Corp.	5,363
293	Leidos Holdings, Inc.	11,811
312	Vantiv, Inc., Class A (a)	11,911
1,204	Xerox Corp.	12,810

		46,782

	Semiconductors & Semiconductor Equipment — 3.5%
423	Applied Materials, Inc.	8,122
74	First Solar, Inc. (a)	3,453
50	Lam Research Corp.	4,027
411	Marvell Technology Group Ltd., (Bermuda)	5,424
237	Micron Technology, Inc. (a)	4,467
330	ON Semiconductor Corp. (a)	3,852
48	Skyworks Solutions, Inc.	4,945

		34,290

	Software — 1.4%
112	CA, Inc.	3,286
142	Cadence Design Systems, Inc. (a)	2,782

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
72	Citrix Systems, Inc. (a)	5,052
44	Electronic Arts, Inc. (a)	2,926

		14,046

	Technology Hardware, Storage & Peripherals — 2.9%
275	Lexmark International, Inc., Class A	12,173
170	NCR Corp. (a)	5,105
105	SanDisk Corp.	6,107
57	Western Digital Corp.	4,446

		27,831

	Total Information Technology	152,233

	Materials — 5.2%
	Chemicals — 1.8%
38	Ashland, Inc.	4,572
58	Cabot Corp.	2,148
15	Huntsman Corp.	320
95	PPG Industries, Inc.	10,910

		17,950

	Containers & Packaging — 1.3%
22	Avery Dennison Corp.	1,316
83	Crown Holdings, Inc. (a)	4,407
69	Rock-Tenn Co., Class A	4,160
56	Sealed Air Corp.	2,888

		12,771

	Metals & Mining — 1.3%
79	Alcoa, Inc. (m)	882
11	Compass Minerals International, Inc.	904
10	Nucor Corp.	423
375	Steel Dynamics, Inc.	7,776
138	United States Steel Corp.	2,835

		12,820

	Paper & Forest Products — 0.8%
54	Domtar Corp., (Canada)	2,236
105	International Paper Co.	4,987

		7,223

	Total Materials	50,764

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.7%
1,371	Frontier Communications Corp.	6,787
	Wireless Telecommunication Services — 0.3%
25	SBA Communications Corp., Class A (a)	2,897

	Total Telecommunication Services	9,684

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.1%
	Electric Utilities — 0.5%
66	Entergy Corp.	4,674
9	Pinnacle West Capital Corp. (m)	495

		5,169

	Gas Utilities — 0.9%
264	UGI Corp.	9,086

	Independent Power & Renewable Electricity Producers — 0.6%
420	AES Corp.	5,575

	Multi-Utilities — 3.1%
42	Alliant Energy Corp.	2,410
51	Ameren Corp.	1,933
135	CenterPoint Energy, Inc.	2,563
125	CMS Energy Corp.	3,993
39	Consolidated Edison, Inc.	2,234
67	DTE Energy Co.	5,001
101	Public Service Enterprise Group, Inc.	3,959
62	Sempra Energy	6,114
111	TECO Energy, Inc.	1,958

		30,165

	Total Utilities	49,995

	Total Common Stocks (Cost $829,917)	953,053

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc., expiring 01/30/18 (i)	8
121	Safeway, Inc., expiring 01/30/17 (i)	6

	Total Rights (Cost $—)	14

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
19,863	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $19,863)	19,863

	Total Investments — 99.7% (Cost $849,780)	972,930
	Other Assets in Excess of Liabilities — 0.3% (c)	2,619

	NET ASSETS — 100.0%	$975,549

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
130	S&P Mid Cap 400	09/18/15	USD	$19,475	$(294)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 5.5%
	Automobiles — 1.0%
1,214	Ford Motor Co.	18,218

	Hotels, Restaurants & Leisure — 0.8%
210	Darden Restaurants, Inc.	14,948

	Household Durables — 0.5%
435	PulteGroup, Inc.	8,763

	Media — 1.6%
3,861	Sirius XM Holdings, Inc. (a)	14,403
158	Time Warner, Inc.	13,828

		28,231

	Multiline Retail — 1.0%
105	Dillard’s, Inc., Class A	10,992
99	Macy’s, Inc.	6,653

		17,645

	Specialty Retail — 0.6%
644	Staples, Inc.	9,854

	Total Consumer Discretionary	97,659

	Consumer Staples — 6.8%
	Food & Staples Retailing — 2.5%
108	CVS Health Corp.	11,275
452	Kroger Co. (The)	32,782

		44,057

	Food Products — 2.3%
738	Archer-Daniels-Midland Co. (m)	35,572
283	Pilgrim’s Pride Corp.	6,505

		42,077

	Household Products — 1.4%
102	Energizer Holdings, Inc.	13,431
46	Kimberly-Clark Corp.	4,832
73	Spectrum Brands Holdings, Inc.	7,456

		25,719

	Personal Products — 0.6%
187	Herbalife Ltd. (a)	10,296

	Total Consumer Staples	122,149

	Energy — 14.1%
	Energy Equipment & Services — 4.6%
72	Baker Hughes, Inc.	4,455
285	Cameron International Corp. (a)	14,920
661	Ensco plc, (United Kingdom), Class A	14,716
169	FMC Technologies, Inc. (a)	6,999
140	Frank’s International N.V., (Netherlands)	2,640

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
323	National Oilwell Varco, Inc.	15,609
935	Noble Corp. plc, (United Kingdom)	14,396
102	Schlumberger Ltd.	8,791

		82,526

	Oil, Gas & Consumable Fuels — 9.5%
157	Chevron Corp.	15,132
334	ConocoPhillips	20,517
143	Devon Energy Corp.	8,519
201	Exxon Mobil Corp. (m)	16,698
393	Marathon Oil Corp.	10,425
382	Marathon Petroleum Corp.	19,993
495	Oasis Petroleum, Inc. (a)	7,850
337	Occidental Petroleum Corp.	26,201
650	Valero Energy Corp.	40,671
224	WPX Energy, Inc. (a)	2,745

		168,751

	Total Energy	251,277

	Financials — 28.1%
	Banks — 11.3%
2,728	Bank of America Corp.	46,438
1,032	Citigroup, Inc.	57,001
826	KeyCorp	12,405
83	PNC Financial Services Group, Inc. (The)	7,956
112	Popular, Inc., (Puerto Rico) (a)	3,241
1,319	Wells Fargo & Co.	74,156

		201,197

	Capital Markets — 2.5%
111	Ameriprise Financial, Inc.	13,867
93	Goldman Sachs Group, Inc. (The)	19,344
112	Legg Mason, Inc.	5,771
132	Morgan Stanley	5,117

		44,099

	Consumer Finance — 1.5%
469	Discover Financial Services	27,024

	Diversified Financial Services — 1.0%
402	Voya Financial, Inc.	18,699

	Insurance — 7.6%
440	Allstate Corp. (The)	28,530
57	Aspen Insurance Holdings Ltd., (Bermuda)	2,725
256	Axis Capital Holdings Ltd., (Bermuda)	13,684
82	Everest Re Group Ltd., (Bermuda)	14,979
353	Hartford Financial Services Group, Inc. (The)	14,678
138	Lincoln National Corp.	8,155

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
60	PartnerRe Ltd., (Bermuda)	7,646
304	Prudential Financial, Inc.	26,562
31	Travelers Cos., Inc. (The)	3,016
341	Validus Holdings Ltd., (Bermuda)	14,992

		134,967

	Real Estate Investment Trusts (REITs) — 2.9%
510	American Capital Agency Corp. (m)	9,369
308	Annaly Capital Management, Inc. (m)	2,828
204	Hospitality Properties Trust (m)	5,888
690	NorthStar Realty Finance Corp. (m)	10,964
392	Piedmont Office Realty Trust, Inc., Class A (m)	6,900
448	RLJ Lodging Trust (m)	13,332
36	Vornado Realty Trust (m)	3,446

		52,727

	Real Estate Management & Development — 1.3%
262	CBRE Group, Inc., Class A (a)	9,683
83	Jones Lang LaSalle, Inc.	14,142

		23,825

	Total Financials	502,538

	Health Care — 12.1%
	Biotechnology — 2.4%
11	Amgen, Inc.	1,658
247	Gilead Sciences, Inc.	28,860
73	United Therapeutics Corp. (a)	12,733

		43,251

	Health Care Equipment & Supplies — 0.9%
292	Alere, Inc. (a)	15,392

	Health Care Providers & Services — 5.0%
90	Aetna, Inc.	11,459
249	Anthem, Inc.	40,854
70	Cardinal Health, Inc.	5,814
131	Express Scripts Holding Co. (a)	11,633
234	Health Net, Inc. (a)	15,030
64	Molina Healthcare, Inc. (a)	4,485

		89,275

	Pharmaceuticals — 3.8%
2,047	Pfizer, Inc.	68,647

	Total Health Care	216,565

	Industrials — 10.4%
	Aerospace & Defense — 5.4%
164	Curtiss-Wright Corp.	11,902

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
255	General Dynamics Corp.	36,060
210	Northrop Grumman Corp.	33,376
266	Spirit AeroSystems Holdings, Inc., Class A (a)	14,637

		95,975

	Airlines — 1.7%
38	Alaska Air Group, Inc.	2,455
420	Delta Air Lines, Inc.	17,270
325	Southwest Airlines Co.	10,757

		30,482

	Commercial Services & Supplies — 1.0%
545	Pitney Bowes, Inc.	11,339
347	R.R. Donnelley & Sons Co.	6,047

		17,386

	Construction & Engineering — 0.2%
143	AECOM (a)	4,720

	Machinery — 2.1%
57	Deere & Co.	5,532
324	Illinois Tool Works, Inc.	29,703
22	Parker-Hannifin Corp.	2,583

		37,818

	Total Industrials	186,381

	Information Technology — 10.8%
	Communications Equipment — 0.6%
175	QUALCOMM, Inc.	10,941

	Electronic Equipment, Instruments & Components — 0.1%
121	Vishay Intertechnology, Inc.	1,418

	Internet Software & Services — 0.3%
100	VeriSign, Inc. (a)	6,197

	IT Services — 2.2%
132	Amdocs Ltd.	7,211
385	CoreLogic, Inc. (a)	15,296
81	International Business Machines Corp.	13,192
46	Leidos Holdings, Inc.	1,837
87	Western Union Co. (The)	1,775

		39,311

	Semiconductors & Semiconductor Equipment — 1.5%
141	Intel Corp.	4,288
130	Lam Research Corp.	10,608
642	Micron Technology, Inc. (a)	12,086

		26,982

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 1.8%
640	Oracle Corp.	25,784
411	Rovi Corp. (a)	6,559

		32,343

	Technology Hardware, Storage & Peripherals — 4.3%
277	Apple, Inc. (m)	34,793
1,078	Hewlett-Packard Co.	32,348
154	SanDisk Corp.	8,960

		76,101

	Total Information Technology	193,293

	Materials — 3.6%
	Chemicals — 2.0%
336	LyondellBasell Industries N.V., Class A	34,762

	Containers & Packaging — 0.8%
285	Sealed Air Corp.	14,623

	Paper & Forest Products — 0.8%
86	Domtar Corp., (Canada)	3,552
217	International Paper Co.	10,303

		13,855

	Total Materials	63,240

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
329	AT&T, Inc.	11,693
393	CenturyLink, Inc.	11,538
564	Frontier Communications Corp.	2,792

	Total Telecommunication Services	26,023

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.3%
	Electric Utilities — 3.0%
473	American Electric Power Co., Inc.	25,034
203	Entergy Corp.	14,290
155	NextEra Energy, Inc.	15,224

		54,548

	Gas Utilities — 0.8%
430	UGI Corp.	14,815

	Independent Power & Renewable Electricity Producers — 0.7%
898	AES Corp.	11,908

	Multi-Utilities — 0.8%
349	Public Service Enterprise Group, Inc.	13,701

	Total Utilities	94,972

	Total Common Stocks (Cost $1,413,555)	1,754,097

Short-Term Investment — 2.3%
	Investment Company — 2.3%
41,990	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $41,990)	41,990

	Total Investments — 100.5% (Cost $1,455,545)	1,796,087
	Liabilities in Excess of Other Assets — (0.5)% (c)	(8,304)

	NET ASSETS — 100.0%	$1,787,783

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
293	E-mini S&P 500	09/18/15	USD	$30,097	$(443)

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than 1,000 shares.
(i)	— Security has been deemed illiquid and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$22,385		$3,629,930		$1,023,862
Investments in affiliates, at value	264		82,114		31,742

Total investment securities, at value	22,649		3,712,044		1,055,604
Deposits at broker for futures contracts	—		3,833		1,268
Receivables:
Investment securities sold	—		13,631		79,291
Fund shares sold	20		652		689
Dividends from non-affiliates	22		2,473		562
Dividends from affiliates	—	(a)	6		2
Variation margin on futures contracts	—		154		53
Due from Adviser	1		—		—

Total Assets	22,692		3,732,793		1,137,469

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—	(a)
Investment securities purchased	—		20,681		81,781
Fund shares redeemed	1		298		187
Accrued liabilities:
Investment advisory fees	—		1,226		332
Administration fees	—	(a)	255		8
Distribution fees	7		49		53
Shareholder servicing fees	—		410		176
Custodian and accounting fees	11		48		15
Trustees’ and Chief Compliance Officer’s fees	—		7		1
Audit fees	26		34		33
Registration Fee	3		60		12
Other	4		88		42

Total Liabilities	52		23,156		82,640

Net Assets	$22,640		$3,709,637		$1,054,829

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$20,073	$2,813,648	$1,000,897
Accumulated undistributed (distributions in excess of) net investment income	61	24,926	4,981
Accumulated net realized gains (losses)	(2,070)	170,013	(167,620)
Net unrealized appreciation (depreciation)	4,576	701,050	216,571

Total Net Assets	$22,640	$3,709,637	$1,054,829

Net Assets:
Class A	$10,933	$184,225	$106,573
Class C	6,874	14,978	49,309
Class R2	—	2,923	1,205
Class R5	—	2,015,302	189,466
Select Class	4,833	1,492,209	708,276

Total	$22,640	$3,709,637	$1,054,829

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	321	4,838	2,600
Class C	207	397	1,225
Class R2	—	78	30
Class R5	—	52,462	4,608
Select Class	141	38,768	17,163

Net Asset Value (a):
Class A — Redemption price per share	$34.01	$38.08	$40.99
Class C — Offering price per share (b)	33.29	37.74	40.26
Class R2 — Offering and redemption price per share	—	37.45	40.39
Class R5 — Offering and redemption price per share	—	38.41	41.12
Select Class — Offering and redemption price per share	34.22	38.49	41.27
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.89	$40.19	$43.26

Cost of investments in non-affiliates	$17,809	$2,927,746	$806,801
Cost of investments in affiliates	264	82,114	31,742

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$953,067		$1,754,097
Investments in affiliates, at value	19,863		41,990

Total investment securities, at value	972,930		1,796,087
Cash	—	(a)	—
Deposits at broker for futures contracts	933		1,781
Receivables:
Investment securities sold	81,696		134,533
Fund shares sold	2,803		3,044
Dividends from non-affiliates	1,048		1,663
Dividends from affiliates	1		2
Variation margin on futures contracts	17		74

Total Assets	1,059,428		1,937,184

LIABILITIES:
Payables:
Investment securities purchased	81,755		146,596
Fund shares redeemed	1,255		1,496
Accrued liabilities:
Investment advisory fees	480		478
Administration fees	46		52
Distribution fees	133		75
Shareholder servicing fees	48		169
Custodian and accounting fees	8		29
Trustees’ and Chief Compliance Officer’s fees	1		2
Other	153		504

Total Liabilities	83,879		149,401

Net Assets	$975,549		$1,787,783

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$787,835	$1,413,159
Accumulated undistributed (distributions in excess of) net investment income	(23)	(17)
Accumulated net realized gains (losses)	64,881	34,542
Net unrealized appreciation (depreciation)	122,856	340,099

Total Net Assets	$975,549	$1,787,783

Net Assets:
Class A	$377,893	$173,149
Class C	87,191	53,413
Class R2	—	14,237
Class R5	—	83,859
Class R6	—	39,024
Select Class	510,465	1,424,101

Total	$975,549	$1,787,783

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17,317	4,856
Class C	4,573	1,514
Class R2	—	401
Class R5	—	2,337
Class R6	—	1,087
Select Class	22,423	39,785

Net Asset Value (a):
Class A — Redemption price per share	$21.82	$35.66
Class C — Offering price per share (b)	19.07	35.29
Class R2 — Offering and redemption price per share	—	35.48
Class R5 — Offering and redemption price per share	—	35.88
Class R6 — Offering and redemption price per share	—	35.89
Select Class — Offering and redemption price per share	22.77	35.80
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.03	$37.64

Cost of investments in non-affiliates	$829,917	$1,413,555
Cost of investments in affiliates	19,863	41,990

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$422		$72,263	$14,122
Dividend income from affiliates	—	(a)	35	12

Total investment income	422		72,298	14,134

EXPENSES:
Investment advisory fees	137		13,659	4,570
Administration fees	17		2,808	752
Distribution fees:
Class A	28		391	167
Class C	44		88	260
Class R2	—		8	4
Shareholder servicing fees:
Class A	28		391	167
Class C	15		29	87
Class R2	—		4	2
Class R5	—		845	74
Select Class	10		3,888	1,661
Custodian and accounting fees	30		116	43
Professional fees	39		77	53
Trustees’ and Chief Compliance Officer’s fees	—	(a)	35	9
Printing and mailing costs	2		61	24
Registration and filing fees	38		159	80
Transfer agent fees	16		370	218
Other	8		79	23

Total expenses	412		23,008	8,194

Less fees waived	(150)		(320)	(1,311)
Less expense reimbursements	(1)		— (a)	(4)

Net expenses	261		22,688	6,879

Net investment income (loss)	161		49,610	7,255

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,123		238,588	84,225
Futures	—		4,058	1,840
Foreign currency transactions	—		5	2

Net realized gain (loss)	1,123		242,651	86,067

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	181		(11,467)	1,167
Futures	—		(1,617)	(581)

Change in net unrealized appreciation/depreciation	181		(13,084)	586

Net realized/unrealized gains (losses)	1,304		229,567	86,653

Change in net assets resulting from operations	$1,465		$279,177	$93,908

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$—
Dividend income from non-affiliates	11,569	35,189
Dividend income from affiliates	15	17

Total investment income	11,585	35,206

EXPENSES:
Investment advisory fees	5,103	6,685
Administration fees	645	1,374
Distribution fees:
Class A	704	366
Class B (a)	33	—
Class C	469	336
Class R2	—	27
Shareholder servicing fees:
Class A	704	366
Class B (a)	11	—
Class C	156	112
Class R2	—	14
Class R5	—	42
Select Class	1,092	3,403
Custodian and accounting fees	37	69
Professional fees	52	59
Trustees’ and Chief Compliance Officer’s fees	8	17
Printing and mailing costs	85	158
Registration and filing fees	132	175
Transfer agent fees	532	2,006
Other	15	131

Total expenses	9,778	15,340

Less fees waived	(1,449)	(3,160)
Less expense reimbursements	(14)	(7)

Net expenses	8,315	12,173

Net investment income (loss)	3,270	23,033

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	80,598	113,032
Futures	2,889	4,151

Net realized gain (loss)	83,487	117,183

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(52,471)	(54,752)
Futures	(467)	(727)

Change in net unrealized appreciation/depreciation	(52,938)	(55,479)

Net realized/unrealized gains (losses)	30,549	61,704

Change in net assets resulting from operations	$33,819	$84,737

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$161	$91	$49,610	$32,016
Net realized gain (loss)	1,123	1,207	242,651	336,209
Change in net unrealized appreciation/depreciation	181	1,936	(13,084)	251,755

Change in net assets resulting from operations	1,465	3,234	279,177	619,980

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(78)	(54)	(1,555)	(777)
From net realized gains	—	—	(7,056)	—
Class C
From net investment income	(37)	(7)	(59)	(22)
From net realized gains	—	—	(488)	—
Class R2
From net investment income	—	—	(8)	(1)
From net realized gains	—	—	(20)	—
Class R5
From net investment income	—	—	(22,291)	(11,848)
From net realized gains	—	—	(75,877)	—
Select Class
From net investment income	(33)	(17)	(17,845)	(13,878)
From net realized gains	—	—	(72,997)	—

Total distributions to shareholders	(148)	(78)	(198,196)	(26,526)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,710	882	645,023	192,385

NET ASSETS:
Change in net assets	6,027	4,038	726,004	785,839
Beginning of period	16,613	12,575	2,983,633	2,197,794

End of period	$22,640	$16,613	$3,709,637	$2,983,633

Accumulated undistributed (distributions in excess of) net investment income	$61	$49	$24,926	$17,258

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,255	$6,041	$3,270	$2,713
Net realized gain (loss)	86,067	104,085	83,487	110,696
Change in net unrealized appreciation/depreciation	586	72,151	(52,938)	34,506

Change in net assets resulting from operations	93,908	182,277	33,819	147,915

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(320)	(112)	(1,100)	(505)
From net realized gains	—	—	(33,270)	(788)
Class B (a)
From net investment income	—	—	(5)	—
From net realized gains	—	—	(722)	(33)
Class C
From net investment income	(45)	(8)	(75)	—
From net realized gains	—	—	(8,490)	(205)
Class R2
From net investment income	(1)	(1)	—	—
Class R5
From net investment income	(995)	(1,052)	—	—
Select Class
From net investment income	(3,526)	(4,372)	(2,295)	(1,684)
From net realized gains	—	—	(53,175)	(1,755)

Total distributions to shareholders	(4,887)	(5,545)	(99,132)	(4,970)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	189,626	(94,414)	443,967	(61,813)

NET ASSETS:
Change in net assets	278,647	82,318	378,654	81,132
Beginning of period	776,182	693,864	596,895	515,763

End of period	$1,054,829	$776,182	$975,549	$596,895

Accumulated undistributed (distributions in excess of) net investment income	$4,981	$2,723	$(23)	$(83)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,033	$17,585
Net realized gain (loss)	117,183	115,586
Change in net unrealized appreciation/depreciation	(55,479)	172,882

Change in net assets resulting from operations	84,737	306,053

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,883)	(1,034)
From net realized gains	(10,740)	—
Class C
From net investment income	(373)	(214)
From net realized gains	(3,334)	—
Class R2
From net investment income	(98)	(9)
From net realized gains	(155)	—
Class R5
From net investment income	(1,285)	(1,055)
From net realized gains	(6,160)	—
Class R6
From net investment income	(508)	(234)
From net realized gains	(2,196)	—
Select Class
From net investment income	(18,775)	(14,448)
From net realized gains	(102,921)	—

Total distributions to shareholders	(148,428)	(16,994)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	385,861	78,434

NET ASSETS:
Change in net assets	322,170	367,493
Beginning of period	1,465,613	1,098,120

End of period	$1,787,783	$1,465,613

Accumulated undistributed (distributions in excess of) net investment income	$(17)	$(141)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,725	$1,047	$168,215	$51,201
Distributions reinvested	78	54	7,997	505
Cost of shares redeemed	(3,040)	(2,430)	(94,262)	(64,819)

Change in net assets resulting from Class A capital transactions	$763	$(1,329)	$81,950	$(13,113)

Class C
Proceeds from shares issued	$3,609	$997	$7,099	$1,022
Distributions reinvested	34	7	508	21
Cost of shares redeemed	(832)	(218)	(1,603)	(1,397)

Change in net assets resulting from Class C capital transactions	$2,811	$786	$6,004	$(354)

Class R2
Proceeds from shares issued	$—	$—	$3,255	$54
Distributions reinvested	—	—	10	1
Cost of shares redeemed	—	—	(567)	(99)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$2,698	$(44)

Class R5
Proceeds from shares issued	$—	$—	$551,608	$426,650
Distributions reinvested	—	—	98,125	11,848
Cost of shares redeemed	—	—	(31,065)	(20,847)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$618,668	$417,651

Select Class
Proceeds from shares issued	$1,411	$1,514	$111,237	$101,250
Distributions reinvested	22	6	75,360	11,463
Cost of shares redeemed	(297)	(95)	(250,894)	(324,468)

Change in net assets resulting from Select Class capital transactions	$1,136	$1,425	$(64,297)	$(211,755)

Total change in net assets resulting from capital transactions	$4,710	$882	$645,023	$192,385

SHARE TRANSACTIONS:
Class A
Issued	112	37	4,472	1,526
Reinvested	2	2	216	15
Redeemed	(90)	(85)	(2,456)	(1,891)

Change in Class A Shares	24	(46)	2,232	(350)

Class C
Issued	113	34	188	30
Reinvested	1	— (a)	14	1
Redeemed	(25)	(8)	(42)	(42)

Change in Class C Shares	89	26	160	(11)

Class R2
Issued	—	—	88	2
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(15)	(3)

Change in Class R2 Shares	—	—	73	(1)

Class R5
Issued	—	—	14,342	12,842
Reinvested	—	—	2,615	348
Redeemed	—	—	(816)	(603)

Change in Class R5 Shares	—	—	16,141	12,587

Select Class
Issued	42	51	2,960	3,090
Reinvested	1	— (a)	2,006	335
Redeemed	(9)	(3)	(6,458)	(9,563)

Change in Select Class Shares	34	48	(1,492)	(6,138)

(a)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$98,088	$8,517	$241,603	$41,078
Distributions reinvested	307	108	32,554	1,257
Cost of shares redeemed	(30,452)	(15,891)	(68,865)	(34,483)
Conversion from Class B Shares	—	—	3,279	229

Change in net assets resulting from Class A capital transactions	$67,943	$(7,266)	$208,571	$8,081

Class B (a)
Proceeds from shares issued	$—	$—	$113	$142
Distributions reinvested	—	—	692	32
Cost of shares redeemed	—	—	(2,858)	(3,423)
Conversion to Class A Shares	—	—	(3,279)	(229)

Change in net assets resulting from Class B capital transactions	$—	$—	$(5,332)	$(3,478)

Class C
Proceeds from shares issued	$30,221	$2,456	$48,031	$11,340
Distributions reinvested	35	6	7,809	192
Cost of shares redeemed	(3,414)	(2,301)	(11,521)	(8,150)

Change in net assets resulting from Class C capital transactions	$26,842	$161	$44,319	$3,382

Class R2
Proceeds from shares issued	$1,169	$79	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(666)	(211)	—	—

Change in net assets resulting from Class R2 capital transactions	$504	$(131)	$—	$—

Class R5
Proceeds from shares issued	$74,969	$12,500	$—	$—
Distributions reinvested	995	1,052	—	—
Cost of shares redeemed	(24,666)	(21,523)	—	—

Change in net assets resulting from Class R5 capital transactions	$51,298	$(7,971)	$—	$—

Select Class
Proceeds from shares issued	$140,682	$46,041	$301,379	$57,111
Distributions reinvested	3,214	3,875	49,847	3,315
Cost of shares redeemed	(100,857)	(129,123)	(154,817)	(130,224)

Change in net assets resulting from Select Class capital transactions	$43,039	$(79,207)	$196,409	$(69,798)

Total change in net assets resulting from capital transactions	$189,626	$(94,414)	$443,967	$(61,813)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,450	250	10,640	1,865
Reinvested	8	3	1,529	57
Redeemed	(764)	(491)	(3,017)	(1,597)
Conversion from Class B Shares	—	—	145	11

Change in Class A Shares	1,694	(238)	9,297	336

Class B (a)
Issued	—	—	5	8
Reinvested	—	—	37	2
Redeemed	—	—	(140)	(176)
Conversion to Class A Shares	—	—	(166)	(12)

Change in Class B Shares	—	—	(264)	(178)

Class C
Issued	774	74	2,416	581
Reinvested	1	— (b)	420	10
Redeemed	(87)	(71)	(572)	(421)

Change in Class C Shares	688	3	2,264	170

Class R2
Issued	30	2	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	(16)	(7)	—	—

Change in Class R2 Shares	14	(5)	—	—

Class R5
Issued	1,842	367	—	—
Reinvested	24	31	—	—
Redeemed	(614)	(641)	—	—

Change in Class R5 Shares	1,252	(243)	—	—

Select Class
Issued	3,517	1,443	12,734	2,579
Reinvested	79	113	2,245	144
Redeemed	(2,493)	(3,732)	(6,494)	(5,636)

Change in Select Class Shares	1,103	(2,176)	8,485	(2,913)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$97,330	$45,132
Distributions reinvested	12,172	1,016
Cost of shares redeemed	(45,423)	(22,532)

Change in net assets resulting from Class A capital transactions	$64,079	$23,616

Class C
Proceeds from shares issued	$22,302	$8,164
Distributions reinvested	3,280	193
Cost of shares redeemed	(6,296)	(4,558)

Change in net assets resulting from Class C capital transactions	$19,286	$3,799

Class R2
Proceeds from shares issued	$15,444	$491
Distributions reinvested	179	7
Cost of shares redeemed	(2,495)	(289)

Change in net assets resulting from Class R2 capital transactions	$13,128	$209

Class R5
Proceeds from shares issued	$19,393	$10,240
Distributions reinvested	7,445	1,055
Cost of shares redeemed	(20,221)	(9,584)

Change in net assets resulting from Class R5 capital transactions	$6,617	$1,711

Class R6
Proceeds from shares issued	$25,620	$20,752
Distributions reinvested	2,704	234
Cost of shares redeemed	(7,455)	(15,146)

Change in net assets resulting from Class R6 capital transactions	$20,869	$5,840

Select Class
Proceeds from shares issued	$495,104	$447,101
Distributions reinvested	109,550	11,704
Cost of shares redeemed	(342,772)	(415,546)

Change in net assets resulting from Select Class capital transactions	$261,882	$43,259

Total change in net assets resulting from capital transactions	$385,861	$78,434

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,685	1,328
Reinvested	348	29
Redeemed	(1,249)	(674)

Change in Class A Shares	1,784	683

Class C
Issued	616	243
Reinvested	95	6
Redeemed	(174)	(137)

Change in Class C Shares	537	112

Class R2
Issued	429	13
Reinvested	5	— (a)
Redeemed	(69)	(9)

Change in Class R2 Shares	365	4

Class R5
Issued	527	305
Reinvested	212	30
Redeemed	(546)	(287)

Change in Class R5 Shares	193	48

Class R6
Issued	693	577
Reinvested	77	7
Redeemed	(205)	(426)

Change in Class R6 Shares	565	158

Select Class
Issued	13,382	13,485
Reinvested	3,121	337
Redeemed	(9,329)	(12,261)

Change in Select Class Shares	7,174	1,561

(a)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Year Ended June 30, 2015	$31.93	$0.28	(d)	$2.02	$2.30	$(0.22)
Year Ended June 30, 2014	25.54	0.20	(d)	6.37	6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(d)(e)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(d)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(d)	5.03	5.20	(0.04)

Class C
Year Ended June 30, 2015	31.38	0.12	(d)	1.98	2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05	(d)	6.26	6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(d)(e)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(d)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(d)	4.95	5.03	—

Select Class
Year Ended June 30, 2015	32.07	0.37	(d)	2.04	2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28	(d)	6.39	6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(d)(e)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(d)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(d)	5.06	5.27	(0.08)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$34.01	7.22%	$10,933	1.15%	0.85%		1.87%	35%
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(e)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75

33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(e)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75

34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(e)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2015	$37.28	$0.44	(d)	$2.57	$3.01	$(0.38)	$(1.83)	$(2.21)
Year Ended June 30, 2014	29.76	0.30	(d)	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	(d)	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	(d)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(d)	6.01	6.18	(0.17)	—	(0.17)

Class C
Year Ended June 30, 2015	36.99	0.22	(d)	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	(d)	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	(d)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(d)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(d)	5.94	6.00	(0.04)	—	(0.04)

Class R2
Year Ended June 30, 2015	36.82	0.33	(d)	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	(d)	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	(d)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(d)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(d)	5.92	6.05	(0.20)	—	(0.20)

Class R5
Year Ended June 30, 2015	37.54	0.60	(d)	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	(d)	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	(d)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(d)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(d)	6.06	6.32	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2015	37.61	0.53	(d)	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	(d)	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	(d)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(d)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(d)	6.04	6.27	(0.22)	—	(0.22)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$38.08	8.27%	$184,225	1.03%	1.16%	1.11%	49%
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95
24.55	33.39	47,376	1.24	0.77	1.28	102

37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95
24.29	32.74	9,570	1.74	0.28	1.78	102

37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95
24.21	33.04	74	1.49	0.59	1.53	102

38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95
24.69	34.02	287,527	0.79	1.14	0.83	102

38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95
24.73	33.69	1,370,056	0.99	1.04	1.03	102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Year Ended June 30, 2015	$37.05	$0.25	(d)	$3.88	$4.13	$(0.19)
Year Ended June 30, 2014	29.36	0.18	(d)(e)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21	(d)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(d)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(d)	6.48	6.60	(0.14)

Class C
Year Ended June 30, 2015	36.45	0.05	(d)	3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(d)(e)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07	(d)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(d)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(d)	6.40	6.41	(0.02)

Class R2
Year Ended June 30, 2015	36.49	0.12	(d)	3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(d)(e)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13	(d)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(d)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(d)	6.41	6.47	(0.10)

Class R5
Year Ended June 30, 2015	37.09	0.41	(d)	3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(d)(e)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33	(d)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(d)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(d)	6.50	6.71	(0.24)

Select Class
Year Ended June 30, 2015	37.23	0.32	(d)	3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(d)(e)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28	(d)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(d)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(d)	6.53	6.70	(0.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$40.99	11.16%	$106,573	0.96%	0.62%		1.16%	64%
37.05	26.68	33,563	1.16	0.54	(e)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129

40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(e)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129

40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(e)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129

41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(e)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129

41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(e)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2015	$24.11	$0.08	(d)	$1.18	$1.26	$(0.09)	$(3.46)	$(3.55)
Year Ended June 30, 2014	18.79	0.08	(d)(e)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(d)(f)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(d)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(d)	4.26	4.30	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2015	21.56	(0.06	)(d)	1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(d)(e)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(d)(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(d)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(d)	3.85	3.81	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2015	24.97	0.14	(d)	1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(d)(e)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(d)(f)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(d)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(d)	4.41	4.49	(0.08)	—	(0.08)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Select Class Shares, respectively.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.82	5.64%	$377,893	1.14%	0.33%		1.37%	66%
24.11	29.30	193,342	1.16	0.38	(e)	1.32	64
18.79	26.30	144,405	1.23	0.78	(f)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47

19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(e)	1.82	64
16.87	25.51	36,073	1.87	0.13	(f)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47

22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(e)	1.08	64
19.45	26.60	327,834	0.98	1.03	(f)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2015	$37.13	$0.46	(f)	$1.38	$1.84	$(0.44)	$(2.87)	$(3.31)
Year Ended June 30, 2014	29.76	0.40	(f)	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)	—	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)	—	(0.24)

Class C
Year Ended June 30, 2015	36.80	0.27	(f)	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	(f)	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)	—	(0.16)

Class R2
Year Ended June 30, 2015	37.02	0.35	(f)	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	(f)	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)	—	(0.20)

Class R5
Year Ended June 30, 2015	37.33	0.59	(f)	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	(f)	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)	—	(0.30)

Class R6
Year Ended June 30, 2015	37.33	0.61	(f)	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	(f)	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Year Ended June 30, 2015	37.25	0.51	(f)	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	(f)	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$35.66	5.24%	$173,149	0.86%	1.26%	1.13%	52%
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72

35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72

35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72

35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72

35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$22,649	$—	$—	$22,649

Intrepid America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,712,044	$—	$—	$3,712,044

Depreciation in Other Financial Instruments
Futures Contracts	$(1,134)	$—	$—	$(1,134)

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,055,604	$—	$—	$1,055,604

Depreciation in Other Financial Instruments
Futures Contracts	$(490)	$—	$—	$(490)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$133,446	$—	$—	$133,446
Consumer Staples	56,022	—	—	56,022
Energy	58,400	—	—	58,400
Financials	197,926	—	—	197,926
Health Care	110,696	—	—	110,696
Industrials	133,887	—	—	133,887
Information Technology	152,233	—	—	152,233
Materials	50,764	—	—	50,764
Telecommunication Services	9,684	—	—	9,684
Utilities	49,995	—	—	49,995

Total Common Stocks	953,053	—	—	953,053

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Intrepid Mid Cap Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights
Consumer Staples	$—	$—	$14	$14
Short-Term Investment
Investment Company	19,863	—	—	19,863

Total Investments in Securities	$972,916	$—	$14	$972,930

Depreciation in Other Financial Instruments
Futures Contracts	$(294)	$—	$—	$(294)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,796,087	$—	$—	$1,796,087

Depreciation in Other Financial Instruments
Futures Contracts	$(443)	$—	$—	$(443)

(a)	All portfolio holdings designated as Level 1 are disclosed on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$86,746	$28,641	$23,524	$40,985
Ending Notional Balance Long	77,143	27,940	19,475	30,097

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2015, the Funds had no investments in restricted securities.

The following are the values and percentages of net assets of securities deemed to be illiquid as of June 30, 2015 (amounts in thousands):

	Value	Percentage
Intrepid Mid Cap Fund	$14	—	%(a)

(a)	Amount rounds to less than 0.1%.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Intrepid Advantage Fund	$—	$(1)	$1
Intrepid America Fund	—	(184)	184
Intrepid Growth Fund	—	(110)	110
Intrepid Mid Cap Fund	—	265	(265)
Intrepid Value Fund	—	13	(13)

The reclassifications for the Funds relate primarily to non-taxable dividends and redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$3	$—	(a)
Intrepid America Fund	9	1
Intrepid Growth Fund	29	10
Intrepid Mid Cap Fund	77	1
Intrepid Value Fund	32	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund*	1.15%	n/a	1.65%	n/a	n/a	n/a	0.90%
Intrepid America Fund**	1.04	n/a	1.54	1.29%	0.60%	n/a	0.80
Intrepid Growth Fund**	0.93	n/a	1.42	1.17	0.48	n/a	0.68
Intrepid Mid Cap Fund***	1.15	1.79%	1.79	n/a	n/a	n/a	0.90
Intrepid Value Fund****	0.83	n/a	1.33	1.08%	0.48	0.43%	0.68

*	Prior to September 1, 2013, the contractual expense limitations for Intrepid Advantage Fund were 1.25%, 1.75% and 1.00% for Class A, Class C and Select Class, respectively.
**	Prior to November 5, 2014 for Intrepid America Fund and prior to October 31, 2014 for Intrepid Growth Fund, there were no contractual expense limitations for Class A, Class C, Class R2, Class R5 and Select Class.
***	Prior to September 1, 2013, the contractual expense limitations for Intrepid Mid Cap Fund were 1.24%, 1.99%, 1.99% and 0.99% for Class A, Class B, Class C and Select Class, respectively.
****	Prior to November 11, 2014, the contractual expense limitations for Intrepid Value Fund were 0.95%, 1.45%, 1.20%, 0.60%, 0.55% and 0.80% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015 except Intrepid America Fund which is in place until at least November 5, 2015 and Class B shares, which are no longer operating. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2015. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$109	$17	$23	$149	$1
Intrepid America Fund	—	—	125	125	—	(a)
Intrepid Growth Fund	696	468	88	1,252	4
Intrepid Mid Cap Fund	392	259	747	1,398	14
Intrepid Value Fund	880	575	1,609	3,064	7

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2015 were as follows (amounts in thousands):

Intrepid Advantage Fund	$1
Intrepid America Fund	195
Intrepid Growth Fund	59
Intrepid Mid Cap Fund	51
Intrepid Value Fund	96

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$12,258	$7,204	$—	$—
Intrepid America Fund	2,104,355	1,619,167	—	—
Intrepid Growth Fund	739,714	567,540	—	—
Intrepid Mid Cap Fund	846,423	497,674	—	625
Intrepid Value Fund	1,120,787	838,921	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$18,134	$4,994	$479	$4,515
Intrepid America Fund	3,016,110	782,012	86,078	695,934
Intrepid Growth Fund	840,646	233,601	18,643	214,958
Intrepid Mid Cap Fund	851,949	159,104	38,123	120,981
Intrepid Value Fund	1,484,855	358,138	46,906	311,232

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$148	$—	$148
Intrepid America Fund	56,358	141,838	198,196
Intrepid Growth Fund	4,887	—	4,887
Intrepid Mid Cap Fund	10,207	88,925	99,132
Intrepid Value Fund	42,160	106,268	148,428

The tax character of distributions paid during the fiscal year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$78	$—	$78
Intrepid America Fund	26,526	—	26,526
Intrepid Growth Fund	5,545	—	5,545
Intrepid Mid Cap Fund	2,189	2,781	4,970
Intrepid Value Fund	16,994	—	16,994

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$61	$(1,978)	$4,515
Intrepid America Fund	25,014	180,975	695,934
Intrepid Growth Fund	5,008	(162,839)	214,958
Intrepid Mid Cap Fund	12,475	54,280	120,981
Intrepid Value Fund	6,132	57,274	311,232

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2015, the Funds did not have any post-enactment net capital loss carryforwards.

As of June 30, 2015, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$1,978	$1,978
Intrepid Growth Fund	162,839	—	162,839

During the year ended June 30, 2015, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Advantage Fund	$1,133
Intrepid Growth Fund	88,879

Net capital losses and other late year losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2015 net capital losses and other late year loss of (amounts in thousands):

	Net capital loss
	Short-Term	Long-Term	Other late year loss
Intrepid Advantage Fund	$31	$—	$—
Intrepid America Fund	5,844	—	—
Intrepid Growth Fund	3,172	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Intrepid Advantage Fund and Intrepid Mid Cap Fund, which collectively represent a significant portion of the Funds’ assets for each of the Funds.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	32.1%	53.0%
Intrepid Growth Fund	53.4	—
Intrepid Mid Cap Fund	23.1	—

Additionally, Intrepid Value Fund has one or more shareholders, each of which are accounts maintained by a financial intermediary on behalf of its clients, that own a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014 - present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	65

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,013.70	$5.74	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	1,011.20	8.23	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Select Class
Actual	1,000.00	1,014.80	4.50	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

Intrepid America Fund
Class A
Actual	1,000.00	1,009.50	5.13	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class C
Actual	1,000.00	1,006.90	7.61	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R2
Actual	1,000.00	1,008.30	6.37	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28
Class R5
Actual	1,000.00	1,011.90	2.69	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,010.80	3.74	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,019.90	$4.61	0.92%
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class C
Actual	1,000.00	1,017.40	7.05	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41
Class R2
Actual	1,000.00	1,018.40	5.81	1.16
Hypothetical	1,000.00	1,019.04	5.81	1.16
Class R5
Actual	1,000.00	1,022.10	2.36	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Select Class
Actual	1,000.00	1,021.00	3.36	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	992.80	5.63	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	990.10	8.78	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78
Select Class
Actual	1,000.00	994.50	4.40	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Intrepid Value Fund
Class A
Actual	1,000.00	999.20	4.06	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class C
Actual	1,000.00	996.70	6.53	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Class R2
Actual	1,000.00	997.90	5.30	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class R5
Actual	1,000.00	1,000.90	2.33	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Class R6
Actual	1,000.00	1,001.20	2.08	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Select Class
Actual	1,000.00	999.90	3.32	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	69

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
Intrepid Advantage Fund	100.00%
Intrepid America Fund	100.00
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	55.33
Intrepid Value Fund	81.38

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid America Fund	$141,838
Intrepid Mid Cap Fund	88,925
Intrepid Value Fund	106,268

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Intrepid Advantage Fund	$148
Intrepid America Fund	56,358
Intrepid Growth Fund	4,887
Intrepid Mid Cap Fund	10,207
Intrepid Value Fund	36,873

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡  Social Security number and account balances

¡  transaction history and account transactions

¡  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡  open an account or provide contact information

¡  give us your account information or pay us by check

¡  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡  sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡  affiliates from using your information to market to you

¡  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-INT-615

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2015 – $382,500

2014 – $369,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2015 – $55,000

2014 – $57,160

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2015 – $140,430

2014 – $113,250

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2015 – Not applicable

2014 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%

2014 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2014 - $30.8 million

2013 - $33.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.    DISCLOSUREOF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASEOF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Office
September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
September 3, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 3, 2015